              As filed with Securities and Exchange Commission on
                                April 30, 1997

                                               Registration No. 33-19540
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------
                                    FORM S-6

                        POST-EFFECTIVE AMENDMENT NO. 14
                        TO REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                               ------------------

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                             (Exact Name of Trust)

                       NEW ENGLAND LIFE INSURANCE COMPANY
                              (Name of Depositor)
                              501 Boylston Street
                          Boston, Massachusetts 02117
              (Address of depositor's principal executive offices)

                               ------------------
                                 MARIE C. SWIFT
                                    Counsel

                       New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02117
                    (Name and address of agent for service)

                                   Copies to:
                                STEPHEN E. ROTH

                      Sutherland, Asbill & Brennan, L.L.P.
                         1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004

                               ------------------

It is proposed that this filing will become effective (check appropriate box)

  [ ] immediately upon filing pursuant to paragraph (b)

  [X] on May 1, 1997 pursuant to paragraph (b)
  [ ] 60 days after filing pursuant to paragraph (a)(1)
  [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
  [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment


  Pursuant to Rule 24f-2, an indefinite amount of securities has been registered under the Securities Act of 1933. A Rule 24f-2 Notice was filed on February 25, 1997.

                             NEW ENGLAND LIFE
                               INSURANCE COMPANY

                   Variable Ordinary Life Insurance Policies
                                   Issued by

                    New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (617) 578-2000

  This prospectus describes individual Variable Ordinary Life Insurance Policies (the "Policies") offered by New England Life Insurance Company ("NELICO"), an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife").

  Each Policy provides lifetime insurance protection for the insured named in the Policy, as long as required scheduled premium payments are made when due. The Policy provides for the payment of scheduled premiums until age 100. Under certain circumstances, however, the Policy Owner may not be required to pay a scheduled premium to keep the Policy in force on a premium paying basis. The Policy also allows the Policy Owner to make unscheduled payments, subject to certain restrictions.

  A Policy Owner may choose one form of death benefit ("Option 1") which remains fixed in the amount initially selected or a second form ("Option 2") which may vary daily with the net investment experience of one or more mutual fund portfolios. Under both death benefit options, the death benefit will never be less than the face amount specified in the Policy provided that required scheduled premium payments are made when due. (See "Loan Provision" for the effect of an "excess policy loan" on the Policy.) The Policy provides a net cash value while the insured is living. The cash value of the Policy generally increases with the payment of each premium and varies daily with the investment experience of the mutual fund portfolios. There is no guaranteed minimum cash value for investments in the mutual fund portfolios.

  The Policy Owner may cancel the Policy during the "free look" period. As of the "investment start date", the first net scheduled premium for the Policy, plus any unscheduled payment made, will be allocated to the Zenith Money Market Sub-Account until the later of 45 days after the date Part I of the application is signed or 10 days after NELICO mails the Notice of Withdrawal Right. Thereafter, the Policy's cash value will be invested according to the instructions of the Policy Owner.

  Each Policy Owner may allocate the net scheduled premiums and net unscheduled payments for his or her Policy among one or more of the 16 investment sub-accounts of NELICO's Variable Life Separate Account (the "Variable Account") or NELICO's Fixed Account, after certain deductions have been made. Each sub-account of the Variable Account invests in the shares of one of the Eligible Funds. The Eligible Funds are: the Back Bay Advisors Money Market Series, the Back Bay Advisors Bond Income Series, the Capital Growth Series, the Westpeak Stock Index Series, the Back Bay Advisors Managed Series, the Westpeak Growth and Income Series, the Loomis Sayles Avanti Growth Series, the Loomis Sayles Small Cap Series, the Alger Equity Growth Series, the Loomis Sayles Balanced Series, the Davis Venture Value Series and the Morgan Stanley International Magnum Equity Series of the New England Zenith Fund; the Equity-Income Portfolio, Overseas Portfolio and High Income Portfolio of the Variable Insurance Products Fund ("VIP Fund"); and the Asset Manager Portfolio of the Variable Insurance Products Fund II ("VIP Fund II").

  Special limits apply to transfers of cash value out of the Fixed Account.

  It may not be advantageous to replace existing insurance with the Policy described in this prospectus. (See "Charges and Expenses").

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS IS NOT VALID UNLESS ACCOMPANIED OR PRECEDED BY THE CURRENT PROSPECTUSES OF THE NEW ENGLAND ZENITH FUND AND OF THE VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II, WHICH ARE ATTACHED AT THE END OF THIS PROSPECTUS. THESE PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

  SHARES OF THE ZENITH FUND, THE VIP FUND AND THE VIP FUND II, AND INTERESTS IN THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, A BANK, AND THE SHARES AND INTERESTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                               MAY 1, 1997

                               TABLE OF CONTENTS

GLOSSARY..................................................................  A-4
INTRODUCTION TO POLICIES..................................................  A-6
  The Policies............................................................  A-6
  Availability of the Policy..............................................  A-8
  Charges Assessed in Connection with the Policy..........................  A-8
  Cost of Insurance Charges...............................................  A-9
  How the Policy Works.................................................... A-10
  Receipt of Communications and Payments at NELICO's Home Office.......... A-11
  NELICO.................................................................. A-11
POLICY VALUES AND BENEFITS................................................ A-12
  Death Benefit........................................................... A-12
  Guaranteed Minimum Death Benefit........................................ A-13
  Adjustments to the Death Proceeds Payable............................... A-13
  Cash Value.............................................................. A-13
  Net Investment Experience............................................... A-14
  Allocation of Net Premiums.............................................. A-14
  Amount Provided for Investment under the Policy......................... A-14
  "Free Look" Provision................................................... A-16
CHARGES AND EXPENSES...................................................... A-16
  Deductions from Premiums and Unscheduled Payments....................... A-16
  Surrender Charge........................................................ A-17
  Deductions from Cash Value.............................................. A-19
  Charges Against the Eligible Funds and the Sub-Accounts of the Variable
   Account................................................................ A-21
  Guarantee of Premiums and Certain Charges............................... A-22
  Group or Sponsored Arrangements......................................... A-22
PREMIUMS.................................................................. A-23
  Scheduled Premiums...................................................... A-23
  Unscheduled Payments.................................................... A-24
  Special Premium Option.................................................. A-25
  Default and Lapse Options............................................... A-26
OTHER POLICY FEATURES..................................................... A-28
  Loan Provision.......................................................... A-28
  Surrender............................................................... A-30
  Partial Surrender and Partial Withdrawal................................ A-30
  Acceleration of Death Benefit Rider..................................... A-31
  Investment Options...................................................... A-31
  Transfer Option......................................................... A-31
  Substitution of Insured Person.......................................... A-31
  Payment of Proceeds..................................................... A-32
  Exchange of Policy During First 24 Months............................... A-32
  Payment Options......................................................... A-33
  Additional Benefits by Rider............................................ A-33
  Policy Owner and Beneficiary............................................ A-34
THE VARIABLE ACCOUNT...................................................... A-35
  Investments of the Variable Account..................................... A-35
  Investment Management................................................... A-39
THE FIXED ACCOUNT......................................................... A-39
  General Description..................................................... A-40
  Values and Benefits..................................................... A-40
  Policy Transactions..................................................... A-41
DISTRIBUTION AGREEMENT.................................................... A-41

LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY.......................... A-42
  Misstatement of Age or Sex.............................................. A-42
  Suicide................................................................. A-42
TAX CONSIDERATIONS........................................................ A-42
  Policy Proceeds......................................................... A-42
  Charge for NELICO's Income Taxes........................................ A-46
MANAGEMENT................................................................ A-47
VOTING RIGHTS............................................................. A-50
RIGHTS RESERVED BY NELICO................................................. A-50
TOLL-FREE NUMBERS......................................................... A-51
REPORTS................................................................... A-51
ADVERTISING PRACTICES..................................................... A-51
LEGAL MATTERS............................................................. A-52
REGISTRATION STATEMENT.................................................... A-52
EXPERTS................................................................... A-52
APPENDIX A: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES, NET CASH VALUES
 AND ACCUMULATED SCHEDULED PREMIUMS....................................... A-54
APPENDIX B: INVESTMENT EXPERIENCE INFORMATION............................. A-64
APPENDIX C: LONG TERM MARKET TRENDS....................................... A-84
APPENDIX D: USES OF LIFE INSURANCE........................................ A-86
APPENDIX E: TAX INFORMATION............................................... A-88
APPENDIX F: POLICY ILLUSTRATIONS BASED ON VERSION 1 AUTOMATIC ISSUE COST
 OF INSURANCE RATES....................................................... A-89
FINANCIAL STATEMENTS......................................................  F-1

                                   GLOSSARY

  ACCOUNT. A sub-account of the Variable Account or the Fixed Account.

  AUTOMATIC PREMIUM LOAN OPTION. Upon election by the Policy Owner, the Policy's loan value will be used to pay a scheduled premium, if the scheduled premium has not been paid by the end of the grace period. (See "Scheduled Premiums".)

  BASIC SCHEDULED PREMIUM. Scheduled premium minus (i) charges for any supplementary benefits provided by rider; (ii) any extra premiums paid for a Policy in a substandard risk classification or for a Version 2 automatic issue Policy; and (iii) the portion of the annual Policy administrative charge allocable to the premium. (See "Deductions From Premiums and Unscheduled Payments".)

  CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding policy loan, the amount of its cash value held in NELICO's general account as a result of the loan. (See "Cash Value".)

  COST OF INSURANCE CHARGE. This charge for providing insurance protection is deducted on the Policy Date and on the first day of each policy month. The cost of insurance for a policy month is equal to the amount at risk multiplied by the cost of insurance rate for that month. Cost of insurance rates vary monthly. (See "Deductions from Cash Value".)

  DEATH BENEFIT OPTION 1. Death Benefit equals the greater of (i) the face amount of the Policy and (ii) the Policy's cash value divided by the net single premium per $1 of death benefit at the insured's attained age. (See "Death Benefit".)

  DEATH BENEFIT OPTION 2. Death Benefit equals the greater of (i) the face amount of the Policy plus any excess of the Policy's cash value over its "tabular cash value" and (ii) the Policy's cash value divided by the net single premium per $1 of death benefit at the insured's attained age. (See "Death Benefit".)

  ELIGIBLE FUNDS. Each sub-account of the Variable Account invests in the shares of one of the Eligible Funds. The Eligible Funds are: the Back Bay Advisors Money Market Series, the Back Bay Advisors Bond Income Series, the Capital Growth Series, the Westpeak Stock Index Series, the Back Bay Advisors Managed Series, the Westpeak Growth and Income Series, the Loomis Sayles Avanti Growth Series, the Loomis Sayles Small Cap Series, the Alger Equity Growth Series, the Loomis Sayles Balanced Series, the Davis Venture Value Series and the Morgan Stanley International Magnum Equity Series of the New England Zenith Fund; the Equity-Income Portfolio, the Overseas Portfolio and the High Income Portfolio of the VIP Fund; and the Asset Manager Portfolio of VIP Fund II.

  EXCESS POLICY LOAN. The situation when policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge. (See "Loan Provision".)

  FIXED ACCOUNT. The Fixed Account is a part of NELICO's general account to which net premiums and net unscheduled payments may be allocated and which provides guarantees of principal and interest.

  GUARANTEED MINIMUM DEATH BENEFIT. The death benefit is guaranteed not to be less than the Policy's face amount, regardless of the investment experience of the Policy's sub-accounts, as long as scheduled premiums have been paid when due or are not required to be paid, pursuant to the Special Premium Option. (See "Guaranteed Minimum Death Benefit".)

  INVESTMENT START DATE. This is the latest of the date NELICO receives a premium payment for the Policy, the date Part II of the Policy application is signed and the Policy Date and is the date that an amount is first provided for investment under the Policy. (See "Amount Provided for Investment under the Policy.")

  MORTALITY AND EXPENSE RISK CHARGE. This charge is made daily at an annual rate of .60% of the value of each sub-account's assets that come from the Policies. The mortality risk NELICO assumes is that insureds may live for shorter periods of time than estimated. The expense risk NELICO assumes is that the costs of issuing and administering Policies may be more than estimated. (See "Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account").

  NET CASH VALUE. The amount the Policy Owner may obtain upon surrender of the Policy and which is equal to the Policy's cash value reduced by any outstanding policy loan and accrued interest; reduced by any applicable Surrender Charge; and increased by the portion of any cost of insurance charge deducted from the period beyond the date of surrender. (See "Cash Value".)

  NET INVESTMENT EXPERIENCE. For any period, a sub-account's net investment experience equals the investment experience of the underlying Eligible Fund's shares, for the same period, reduced by the amount of charges against the sub-account for that period. (See "Net Investment Experience".)

  NET SCHEDULED PREMIUM. The amount allocated to the Variable Account and/or the Fixed Account and which is equal to the basic scheduled premium less the sales charge and the state premium tax charge. (See "Deductions from Premiums and Unscheduled Payments".)

  NET UNSCHEDULED PAYMENT. The amount allocated to the Variable Account and/or the Fixed Account and which is equal to the unscheduled payment less the sales charge and the state premium tax charge. (See "Deductions From Premiums and Unscheduled Payments".)

  PREMIUM DUE DATE. The date on which a scheduled premium is payable. Net scheduled premiums, after the first, are allocated to a Policy's sub-accounts on the premium due dates. (See "Premiums".)

  POLICY DATE. If a premium payment has been made with the application, the Policy Date is the later of the date Part II of the application has been signed and receipt of the premium payment. If the initial premium is to be paid upon delivery of the Policy, the Policy will be issued with a Policy Date which is generally five days after issue. (See "Amount Provided for Investment under the Policy.")

  SPECIAL PREMIUM OPTION. Upon election by the Policy Owner, the Policy Owner may not be required to pay a scheduled premium or premiums under certain circumstances. (See "Special Premium Option".)

  TABULAR CASH VALUE. The value which the Policy would have if: (i) all scheduled premiums were paid when due; (ii) no unscheduled payments, partial surrenders, partial withdrawals, or loans were made; (iii) the Policy's cash value in the Variable Account, and the Policy's cash value in the Fixed Account, earned a five percent annual net rate of return; and (iv) the maximum guaranteed cost of insurance rates were deducted from the cash value. (See "Death Benefit".)

  VERSION 1 AUTOMATIC ISSUE POLICIES. Policies issued to certain group or sponsored arrangements with only minimal underwriting required. These Policies have different cost of insurance rates and basic scheduled premiums than underwritten Policies. (See "Charges and Expenses -- Deductions from Cash Value".)

  VERSION 2 AUTOMATIC ISSUE POLICIES. Policies issued to certain eligible group or sponsored arrangements with only minimal underwriting required. These Policies have the same cost of insurance rates and basic scheduled premiums as smoker and nonsmoker underwritten Policies but require an additional premium. (See "Charges and Expenses -- Deductions from Cash Value".)

  YOU. When used in this prospectus, "you" refers to the Policy Owner.

                           INTRODUCTION TO POLICIES

  This prospectus describes Policies under which net scheduled premiums and net unscheduled payments are allocated to the Variable Account. If the Fixed Account is available in your state, you may choose to allocate or transfer all or part of your funds to that account. NELICO provides guarantees of principal and interest with respect to the Fixed Account which is part of NELICO's general account. Amounts in the Fixed Account are backed by NELICO's general account, rather than the Variable Account. For a description of the Fixed Account, the rules regarding policy transactions (such as transfers, loans and surrenders) which involve the Fixed Account, and the way in which amounts in the Fixed Account affect policy values and benefits, see "The Fixed Account" which appears later in this prospectus.

THE POLICIES

  The individual Variable Ordinary Life Insurance Policies offered by this prospectus are designed to provide lifetime insurance coverage. They are not primarily offered as an investment.

  The following is a brief listing of some of the basic features of the Policy. These and other features of the Policy are explained in detail throughout this prospectus. You should be sure to read the prospectus for more complete information.

  -- The Policy requires payment of a level scheduled premium. (See
     "Scheduled Premiums".)

  -- You may choose to make additional, unscheduled payments under the Policy. NELICO can limit or prohibit unscheduled payments in certain situations, including cases where the insured is in a substandard risk class. (See "Unscheduled Payments".)

  -- Net scheduled premiums and net unscheduled payments are invested according to your instructions in one or more of the sub-accounts of the Variable Account corresponding to mutual fund portfolios, or the Fixed Account, after an initial period in the Money Market Sub-Account. (See "Allocation of Net Premiums" and "Investment Options".)

  -- The mutual fund portfolios available to you under the Policy include several common stock funds, including funds which invest primarily in foreign securities, two bond funds, two managed funds, a balanced fund and a money market fund. You may allocate your Policy's cash value to a maximum of ten accounts (including the Fixed Account) at any one time. (See "Investments of the Variable Account".)

  -- If the Fixed Account is available in your state, you may also allocate funds to that account. NELICO provides guarantees of Fixed Account principal and interest. SPECIAL LIMITS APPLY TO TRANSFERS OF CASH VALUE FROM THE FIXED ACCOUNT. NELICO also reserves the right to restrict transfers of cash value and allocations of premiums into the Fixed Account. (See "The Fixed Account".)

  -- The cash value of the Policy will vary daily based on, among other things, the net investment experience of the sub-accounts to which amounts have been allocated and the amount of interest credited to any of the Policy's cash value which is allocated to the Fixed Account. (See "Cash Value", "Charges and Expenses", "Premiums", "Loan Provision" and "Partial Surrender and Partial Withdrawal".)

  -- The portion of the cash value which you invest in the sub-accounts is not guaranteed. Your bear the investment risk on this portion of the cash value. (See "Cash Value".)

  -- You may choose between two forms of death benefit options under the Policy. One option provides a death benefit equal to the Policy's face amount. The other option provides a death benefit which varies with the net investment experience of the sub-accounts to which amounts have been allocated and the rate of interest credited on any cash value in the Fixed Account. Under both options the death benefit could be increased to satisfy tax law requirements if the cash value reaches certain levels. (See "Death Benefit".)

  -- Regardless of investment experience, either form of death benefit is guaranteed never to be less than the Policy's face amount, as long as the required scheduled premiums are paid when due. (See "Death Benefit".)

  -- If you elect the "Special Premium Option", you can under certain circumstances miss a scheduled premium payment without causing the Policy to lapse. In that case, the Policy will keep its minimum death benefit guarantee. (See "Special Premium Option".)

  -- You may change your allocation of future net scheduled premiums and net unscheduled payments at any time. (See "Allocation of Net Premiums" and "Investment Options".)

  -- After the "free look" period, you may transfer portions of the Policy's cash value among the sub-accounts and, generally, to the Fixed Account up to four times per policy year without NELICO's consent. NELICO currently allows 12 transfers per policy year. Transfers and allocations involving the Fixed Account are subject to certain limits. (See "Transfer Option" and "The Fixed Account-Policy Transactions".)

  -- A loan privilege is available under the Policy. Partial withdrawal and partial surrender features are also available. (See "Loan Provision" and "Partial Surrender and Partial Withdrawal".)

  -- Death benefits paid to the beneficiary under the Policy are not subject to Federal income tax. Under current law, undistributed increases in cash value generally are not taxable to you. (See "Tax Considerations".)

  -- Loans, assignments and other pre-death distributions under the Policy may have tax consequences depending primarily on the amount which you have paid into the Policy but also on any "material change" in the terms or benefits of the Policy. If premium payments or a material change in the terms or benefits of the Policy cause it to become a "modified endowment contract", then pre-death distributions will be includable in income on an income first basis, and a 10% penalty tax may be imposed on income distributed before the Policy Owner attains age 59 1/2. Tax considerations may therefore influence the amount and timing of premiums and unscheduled payments and certain Policy transactions which you choose to make. (See "Tax Considerations".)

  -- If the Policy is not a modified endowment contract, NELICO believes that loans under the Policy will not be taxable to you as long as the Policy has not lapsed, been surrendered or terminated. With certain exceptions, other pre-death distributions under a Policy that is not a modified endowment contract are includible in income only to the extent they exceed the investment in the Policy. (See "Tax Considerations".)

  -- You have an opportunity during the "free look" period to return the Policy for a refund. (See "Free Look Provision".)

  -- Within twenty-four months after a Policy's date of issue, you may exchange the Policy, without evidence of insurability, for a fixed-benefit policy issued by NELICO or an affiliate on the life of the insured. If you exercise this option, you will have to make up any investment loss. (See "Exchange of Policy During First 24 Months".)

  In many respects the Policies are similar to traditional fixed-benefit whole life insurance. Like whole-life insurance, the Policies provide for a guaranteed minimum death benefit, scheduled premium payments, a cash value, and loan privileges.

  The Policies are different from fixed-benefit life insurance in that the death benefit may, and the cash value will, vary to reflect the investment experience of the selected sub-accounts of the Variable Account. In addition, you can elect an option under the Policy which will allow you, under certain circumstances, not to pay a particular scheduled premium or premiums and still keep the Policy in force on a premium paying basis.

  The variable life insurance policies offered by NELICO are designed to provide insurance protection. Although the underlying mutual fund portfolios invest in securities similar to those in which mutual funds available directly to the public invest, in many ways the policies differ from mutual fund investments. The main differences are:

  -- The Policy provides a death benefit based on NELICO's assumption of an actuarially calculated risk.

  -- If scheduled premiums are not paid according to the requirements of the Policy, the Policy may lapse. If the Policy lapses when Policy loans are outstanding, adverse tax consequences may result.

  -- In addition to sales charges, insurance-related charges not associated with mutual fund investments are deducted from the premiums and values of the Policy. These charges include various insurance, risk, administrative and premium tax charges. (See "Charges and Expenses".)

  -- The Variable Life Separate Account, and not the Policy Owner, owns the mutual fund shares.

  -- Federal income tax liability on any earnings is deferred until you receive a distribution from the Policy. Transfers from one underlying fund portfolio to another are accomplished without tax liability.

  -- Dividend and capital gains distributions are automatically reinvested.

  For a discussion of some of the uses of the Policies, see "Appendix D: Uses of Life Insurance".

AVAILABILITY OF THE POLICY

  A Policy may be issued to a smoker standard or substandard risk insured or to a nonsmoker standard or substandard risk insured from the age of 20 to 75. A Policy may be issued to a standard or substandard risk insured from the age of 0 to 19. (NELICO may, however, withdraw availability of the Policy to juveniles in New Jersey.) With the consent of NELICO, a Policy may be issued to an insured from the age of 76 to 80. All persons must meet certain health and other criteria. The minimum face amount which may be purchased is $5,000 for Policies issued in connection with employer-sponsored benefit plans qualified under Section 401 of the Internal Revenue Code, and is $15,000 for all other Policies unless NELICO consents to a lower amount. NELICO may require a higher face amount in certain states in order to comply with certain requirements of state law. At this time the Policies are only available on a limited basis to plans qualified under Section 401(k) of the Internal Revenue Code. For certain group or sponsored arrangements the Policies may, within certain limits, be issued on a "automatic issue" basis with minimal individualized underwriting. (Automatic issue Policies are not available in New Jersey.)

CHARGES ASSESSED IN CONNECTION WITH THE POLICY

  PREMIUM-BASED CHARGES. Before allocating net scheduled premiums and net unscheduled payments to your choice of sub-accounts, NELICO deducts the following:

  (i) From each scheduled premium, any premiums for rider benefits, substandard risk classification or Version 2 automatic issue status, and the portion of the annual administrative charge allocable to the premium equal to $55 per year (or $45 per year for a Version 1 automatic issue Policy) if premiums are paid annually (or up to a total of $58.41 per year if premiums are paid more frequently) (See "Charges and Expenses -- Deductions from Cash Value" for a description of Version 1 and Version 2 automatic issue Policies.);

  (ii) From each scheduled premium, after deducting the charges listed in (i) above, a state premium tax charge of 2% and, during the first 15 policy years, a sales charge of 6%;

  (iii) From each unscheduled payment, a state premium tax charge of 2% and a sales charge of 6%. (See "Deductions from Premiums and Unscheduled Payments".)

  SURRENDER CHARGE. If a Policy is totally or partially surrendered or lapses during the first 15 policy years, a surrender charge consisting of a deferred administrative charge and a deferred sales charge will be deducted from the cash value. The maximum dollar amount of the deferred administrative charge is $5.00 per $1,000 of face amount. The maximum dollar amount of the deferred sales charge is an amount equal to 24% of the Policy's basic scheduled premiums for the first policy year plus 4% of the Policy's basic scheduled premiums for policy years two through ten. The maximum deferred sales charge, therefore, increases in amount for each of the first ten policy years to a maximum dollar amount equal to 6% of the Policy's basic scheduled premiums for the first ten policy years. (A basic scheduled premium is the scheduled premium less the portion of the annual administrative charge allocable to the premium and less premiums for rider benefits, substandard risk classification and Version 2 automatic issue status.) (See "Surrender Charge".) This maximum deferred sales charge (6% of the Policy's basic scheduled premiums for the first ten policy years) is in addition to the 6% premium-based sales charge described in "Premium-Based Charges" above.

  The surrender charge is deducted from the Policy's available cash value, regardless of whether that cash value is derived from scheduled premiums, unscheduled payments, or investment experience.

  CHARGES DEDUCTED FROM CASH VALUE. NELICO will deduct the following monthly charges from each Policy's cash value: a charge for the cost of insurance; an administrative charge of $0.015 per $1,000 of face amount; a minimum death benefit risk charge of $0.01 per $1,000 of face amount; and, during the first policy year, an extra administrative charge of $0.035 per $1,000 of face amount. If, pursuant to the Special Premium Option, you do not pay a scheduled premium, NELICO will deduct from the Policy's cash value any applicable charges for rider benefits, substandard risk or Version 2 automatic issue status and the amount of the Policy's annual administrative charge which is allocable to the unpaid premium. The amount deducted will equal 92% of the charges otherwise payable for these items. (See "Deductions from Cash Value".)

  DAILY CHARGES AGAINST THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT AND AGAINST THE ELIGIBLE FUNDS. NELICO charges the sub-accounts of the Variable Account for the mortality and expense risks NELICO assumes. The charge is made daily at an annual rate of .60% of the value of each sub-account's assets that come from the Policies. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds. (See "Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account" and "Investment Management".)

  Under current Federal income tax law no tax is imposed upon NELICO as a result of the operations of the Variable Account. Thus, no charge is being made currently to the Variable Account for company Federal income taxes. NELICO reserves its rights to charge the Variable Account for company Federal income taxes in the future.

COST OF INSURANCE CHARGES

  Cost of insurance rates for underwritten risks are guaranteed never to be higher than those based on the 1980 Commissioners Standard Ordinary Mortality Tables, with smoker/nonsmoker modifications. Cost of insurance rates under Version 1 automatic issue Policies issued to group or sponsored arrangements are guaranteed never to be higher than 150% of those based on the 1980 Commissioners Standard Ordinary Mortality Tables. (Both the 1980 Commissioners Standard Ordinary Mortality Tables, with smoker/nonsmoker modifications and the 1980 Commissioners Standard Ordinary Mortality Tables are referred to in this prospectus as the "1980 CSO Tables".) NELICO offers a second type of automatic issue Policy, the Version 2 automatic issue Policy, to certain eligible group or sponsored arrangements. (See "Charges and Expenses --
 Deductions from Cash Value" for more information on the Version 1 and Version 2 automatic issue Policies.)

  The cost of insurance rates actually charged may be lower than the maximums described above. The level of the rates charged will vary depending on the insured's sex (if the Policy is sex-based), age and underwriting class. NELICO's current cost of insurance rates range from 64% to 100% of the relevant 1980 CSO Tables for underwritten Policies and from 114% to 150% of the relevant 1980 CSO Tables for Version 1 automatic issue Policies. NELICO reviews the adequacy of its current cost of insurance rates annually and may adjust their level periodically, as it has done in the past.

  NELICO generally intends to charge Version 1 automatic issue Policies higher cost of insurance rates than it would charge a fully underwritten Policy issued to a nonsmoker. Because little underwriting is required from the members of such a group, a healthy individual could be charged as if in a substandard risk class. Version 2 automatic issue Policies have the same cost of insurance rates as smoker and nonsmoker underwritten Policies but require an additional premium. (See "Charges and Expenses -- Deductions from Cash Value".)

HOW THE POLICY WORKS
--------------------------------------------------------------------------------
Premium Payments
 .Guaranteed not to increase
--------------------------------------------------------------------------------
             [ARROW POINTING TO CHARGES FROM PREMIUM APPEARS HERE]
--------------------------------------------------------------------------------
Charges from Premium
 .Any rider premiums
 .Annual Admin Charge-$55
 .Substandard Risk Premium
 .Version 2 Automatic Issue Premium
 .Sales Load (6%* for 15 years)
 .Premium Tax Charge (2%*)
--------------------------------------------------------------------------------
                 [ARROW POINTING TO CASH VALUES APPEARS HERE]
--------------------------------------------------------------------------------
Unscheduled Payments
 .Sales Load (6%)
 .State Premium Tax Charge (2%)
--------------------------------------------------------------------------------
                 [ARROW POINTING TO CASH VALUES APPEARS HERE]
--------------------------------------------------------------------------------
Special Premium Option
 .If used, charges for Annual Admin. Charge and any riders or substandard risk or Version 2 automatic issue premium are deducted from cash value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Loans
 .After the free look period, you may borrow up to 90% of the adjusted cash value (100% in Alabama)
 .The loan interest charge is 6%. Loaned funds are transferred out of the Eligible Funds into the General Account where they are credited with 5%
 interest
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Retirement Benefits
 .Fixed settlement options are available for policy proceeds.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Cash Values
 .Net scheduled premiums or net unscheduled payments invested in your choice of Eligible Fund investments or the Fixed Account after an initial period in the Zenith Money Market Sub-Account
 .The cash value reflects investment experience, interest, payments and policy charges
 .The cash value invested in mutual funds is not guaranteed
 .Any earnings are accumulated free of any current income taxes
 .You may change the allocation of future net premiums at any time. You may currently transfer funds among investment options up to 12 times per policy year, after the free look period
 .Your cash value may be allocated among a maximum of ten accounts at any one time
--------------------------------------------------------------------------------
            [ARROW POINTING TO SPECIAL PREMIUM OPTION APPEARS HERE]
                    [ARROW POINTING TO LOANS APPEARS HERE]
              [ARROW POINTING TO RETIREMENT BENEFITS APPEARS HERE]
                [ARROW POINTING TO DEATH BENEFIT APPEARS HERE]
         [ARROW POINTING TO DAILY DEDUCTIONS FROM ASSETS APPEARS HERE]
          [ARROW POINTING TO BEGINNING OF MONTH CHARGES APPEARS HERE]
              [ARROW POINTING TO SURRENDER CHARGES APPEARS HERE]
               [ARROW POINTING TO LIVING BENEFITS APPEARS HERE]
--------------------------------------------------------------------------------
Death Benefit
 .Level or Variable Death Benefit Options
 .Guaranteed not to be less than initial face amount net of any loan balance .Income tax free to named beneficiary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Daily Deductions from Assets
 .Mortality and expense risk charges of 0.60% on an annual basis are deducted from the cash value daily
 .Investment advisory fees and other expenses are deducted from the Eligible Fund values daily
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Beginning of Month Charges
 .The cost of insurance protection is deducted from the cash value each month .Minimum Death Benefit Guarantee Charge of $.01 per $1000 face amount monthly .Admin. Charge 1st yr. $.05 per $1000 face amount monthly; .015 per $1000 face amount monthly in renewal years
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Surrender Charges
 .Consists of Deferred Sales Charge and Deferred Administrative Charge (see page A-17)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Living Benefits
 .If policyholder has elected and qualified for disability waiver of premium rider and becomes totally disabled, company will waive premiums during the period of disability. Unscheduled payments are not covered by the waiver of premium rider
 .Policy may be surrendered at any time for its cash surrender value
 .Deferred income taxes, including taxes on amounts borrowed, become payable upon surrender
 .Grace period for scheduled premiums is 31 days from the due date.
 Nonforfeiture options are extended term insurance and paid-up insurance
 .Subject to company rules, a lapsed policy may be reinstated within seven years of date of lapse if it has not been surrendered
--------------------------------------------------------------------------------

* Percent of Premium after deducting Annual Admin. Charge, Rider Premiums and Substandard Risk and Version 2 Automatic Issue Premiums

RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S HOME OFFICE

  Your request for a particular transaction or your submission of payments or other items (for example, a returned Policy) is treated as received at NELICO's Home Office on any day when the New York Stock Exchange is open if it is received there before the close of regular trading on the New York Stock Exchange on such day. However, if any such item is received at or after the above-specified times, the request will be treated as received on the next such day.

NELICO

  NELICO was organized as a stock life insurance company in 1980 under Delaware law and is authorized to transact a life insurance business in all states, the District of Columbia and Puerto Rico. Before August 30, 1996, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("The New England"). Effective August 30, 1996, The New England merged into MetLife, a mutual life insurance company whose principal office is One Madison Avenue, New York, NY 10010. With the merger, The New England's separate corporate existence ended, and MetLife became the parent of NELICO. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company" and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. The Home Office of NELICO is now at 501 Boylston Street, Boston, Massachusetts 02116. NELICO's mailing address is: P.O. Box 9116, Boston, Massachusetts 02117.

  The following chart illustrates the relationship of NELICO, the Fixed Account, the Variable Account and the Eligible Funds.

            ------------------------------------------------------------------------------------------------------------
                                                              NELICO
            ------------------------------------------------------------------------------------------------------------
                        (Insurance company subsidiary of MetLife)

                        Charges are deducted.

                        Net premiums and net unscheduled payments are allocated to the Policy Owner's choice of sub-
                        accounts in the Variable Account or to the Fixed Account.

   Premiums           --------------------------------------------------------------------------------------------------
        and                                                  VARIABLE ACCOUNT
Unscheduled           --------------------------------------------------------------------------------------------------
   Payments
     [ARROW           Zenith   Zenith   Zenith   Zenith   Zenith   Zenith   Zenith   Zenith   Zenith   Zenith   Zenith
   POINTING   Fixed   Capital  Bond     Money    Man-     Stock    Growth   Avanti   Small    Bal-     Equity   Venture
      RIGHT  Account  Growth   Income   Market   aged     Index    and      Growth   Cap      anced    Growth   Value
    APPEARS           Sub-     Sub-     Sub-     Sub-     Sub-     Income   Sub-     Sub-     Sub-     Sub-     Sub-
      HERE]           Account  Account  Account  Account  Account  Sub-     Account  Account  Account  Account  Account
                                                                   Account
                      --------------------------------------------------------------------------------------------------
                      --------------------------------------------------------------------------------------------------
                                                             VARIABLE ACCOUNT
                      --------------------------------------------------------------------------------------------------
                      Zenith   Equity-  Over-    High     Asset
                      Inter-   Income   seas     Income   Man-
                      national Sub-     Sub-     Sub-     ager
                      Magnum   Account  Account  Account  Sub-
                      Equity                              Account
                      Sub-
                      Account
                      --------------------------------------------------------------------------------------------------

   Sub-accounts buy
   shares of the                        [TWELVE ARROWS POINTING TO NEW ENGLAND ZENITH FUND APPEARS HERE]
   Eligible Funds.
     -------------------------------------------------------------------------------------------------------------------
                                                 NEW ENGLAND ZENITH FUND
     -------------------------------------------------------------------------------------------------------------------
     Capital  Back Bay   Back Bay   Back Bay   Westpeak  Westpeak  Loomis  Loomis  Loomis  Alger   Davis    Morgan
     Growth   Advisors   Advisors   Advisors   Stock     Growth    Sayles  Sayles  Sayles  Equity  Venture  Stanley
     Series   Bond       Money      Managed    Index     and       Avanti  Small   Bal-    Growth  Value    Inter-
              Income     Market     Series     Series    Income    Growth  Cap     anced   Series  Series   national
              Series     Series                          Series    Series  Series  Series                   Magnum
                                                                                                            Equity
                                                                                                            Series
     -------------------------------------------------------------------------------------------------------------------

     [THREE ARROWS       [ARROW
      POINTING TO      POINTING TO
       VIP FUND        VIP FUND II
     APPEARS HERE     APPEARS HERE]
     -------------------------------
                             VIP
                             FUND
          VIP FUND           II
     -------------------------------
     Equity   Over-  High    Asset
     Income   seas   Income  Man-
     Port-    Port-  Port-   ager
     folio    folio  folio   Port-
                             folio
     -------------------------------------------------------------------------------------------------------------------

     Eligible Funds buy portfolio investments to support values and benefits of the Policies.

                          POLICY VALUES AND BENEFITS

DEATH BENEFIT

  DEATH BENEFIT OPTIONS. On the Policy application, you may choose between two death benefit options. The scheduled premium and face amount for the Policy will be the same for a given insured, regardless of which death benefit option is selected. The death benefit option under a Policy may not be changed.

  The Option 1 death benefit provides a death benefit equal to the greater of
(i) the face amount of the Policy and (ii) the Policy's cash value divided by the net single premium per $1 of death benefit at the insured's attained age. The alternative in item (ii) means that the death benefit will not be less than the amount of insurance which could be purchased on that date by a net single premium equal to the Policy's cash value and is designed to ensure that the Policy will meet the Internal Revenue Code's definition of life insurance. Therefore, if the Option 1 death benefit is selected, the death benefit will not vary unless the death benefit is increased above the face amount to satisfy federal tax law requirements.

  The Option 2 death provides a death benefit equal to the greater of (i) the face amount of the Policy plus any excess of the Policy's cash value over its "tabular cash value" and (ii) the Policy's cash value divided by the net single premium per $1 of death benefit at the insured's attained age.

  The Policy's "tabular cash value" is a hypothetical value which is used in determining the amount of the death benefit provided under Option 2, in determining whether a scheduled premium payment is not required, pursuant to the Special Premium Option, and in determining the amount of cash value available to be withdrawn from the Policy. (See "Special Premium Option" and "Partial Surrender and Partial Withdrawal".) The "tabular cash value" is the value which the Policy would have if: (i) all scheduled premiums were paid when due; (ii) no unscheduled payments, partial surrenders, partial withdrawals, or loans were made; (iii) the Policy's sub-accounts, and the Policy's cash value in the Fixed Account, earned a 5% annual net rate of return; and (iv) the maximum guaranteed cost of insurance rates were deducted from the cash value. The Policy's payment schedule will affect the amount of the tabular cash value. The Policy's tabular cash value on any day will be calculated as if the payment schedule on that day had been in effect since inception of the Policy.

  Under the Option 2 death benefit, the death benefit may increase if the Policy's sub-accounts (and the Policy's cash value in the Fixed Account) have earned at greater than a 5% net rate of return, if you have paid more than the scheduled premiums for the Policy, or if less than the maximum guaranteed cost of insurance charges have been deducted from the cash value. The death benefit may decrease if the Policy's sub-accounts have earned at less than a 5% net rate of return, or if you have made partial withdrawals or loans or exercised the Special Premium Option. Even if unfavorable net investment experience reduces the Policy's cash value below its tabular cash value, the Option 2 death benefit will not be less than the Policy's face amount. The amount by which the tabular cash value exceeds the cash value must be restored to the Policy, however, either by favorable net investment experience or unscheduled payments, before further favorable investment experience or unscheduled payments will increase the death benefit above the face amount.

  The premium payment schedule selected for a Policy will affect the amount of its cash value and therefore may affect the amount of the death benefit provided under Option 2. As under Option 1, the death benefit under Option 2 will never be less than the amount required to preserve the Policy's status as life insurance under the Internal Revenue Code.

  If two Policies with the same face amount have received the same amount of premium payments and have earned the same annual net rate of return in excess of 5%, in the early policy years the Policy with the Option 2 death benefit will have a higher death benefit, higher cost of insurance charges and lower cash value than the Policy with the Option 1 death benefit. In later policy years, however, the death benefit and cash value of the Option 2 Policy will both be lower than under the Option 1 Policy.

GUARANTEED MINIMUM DEATH BENEFIT

  Under both death benefit options, the death benefit is guaranteed not to be less than the Policy's face amount regardless of the investment experience of the Policy's sub-accounts, as long as scheduled premiums either have been paid when due or, pursuant to the Special Premium Option, are not required to be paid. (See "Scheduled Premiums" and "Special Premium Option".) This amount will be adjusted as described below to determine the death proceeds actually paid. If, however, an "excess policy loan" exists, the Policy may terminate even if all scheduled premiums have been paid. (See "Loan Provision" for the definition of "excess policy loan".)

ADJUSTMENTS TO THE DEATH PROCEEDS PAYABLE

  The proceeds actually paid to the insured's beneficiary will be the death benefit provided under the Policy reduced by: (i) any outstanding policy loan and accrued interest; (ii) (if death occurs during the grace period) the portion of any unpaid scheduled premium (whether or not its payment is required) that applies to the period prior to the date of death, and increased by (i) the portion of any scheduled premium paid for a period beyond the date of death; and (ii) the amount of any benefit payable by a rider. (See "Loan Provision", "Scheduled Premiums" and "Additional Benefits by Rider".) The death benefit may also be adjusted as a result of: (i) a misstatement of the insured's age or sex made in the application for insurance; (ii) the insured's suicide within two years from the Policy's date of issue (or less as required by applicable state law); or (iii) any limits imposed by rider. (See "Limits to NELICO's Right to Challenge the Policy".)

CASH VALUE

  A Policy's cash value equals the total of its cash value held in the Variable Account, in the Fixed Account and, if there is an outstanding policy loan, in NELICO's general account as a result of the loan. While a Policy is in force on a premium paying basis, its cash value equals the net scheduled premiums paid and net unscheduled payments made; plus or minus any accumulated net investment experience for the Policy; plus any interest payable on amounts in the Fixed Account or transferred to NELICO's general account as a result of policy loans; plus any interest credited to the Policy between the Policy Date and the investment start date; minus accumulated Monthly Deductions and monthly cost of insurance charges; minus any cash value withdrawn or surrendered; and minus deductions from the cash value when you exercise the Special Premium Option. (See "Premiums", "Net Investment Experience", "Amount Provided for Investment under a Policy", "Loan Provision", "Deductions from Cash Value" and "Partial Surrender and Partial Withdrawal".)

  The net cash value is the amount which you may obtain upon surrender of the Policy. The net cash value for a Policy is its cash value reduced by (i) any outstanding policy loan (and accrued interest) and (ii) any applicable Surrender Charge, and increased by the portion of any cost of insurance charge deducted for the period beyond the date of surrender. (See "Loan Provision", "Surrender Charge" and "Monthly Charges for the Cost of Insurance".) The amount payable upon surrender may also include an additional benefit if provided by rider.

  The net cash value in the Variable Account may increase or decrease daily depending on the net investment experience of the Policy's sub-accounts. It is possible for unfavorable investment experience of the sub-accounts to reduce the Policy's net cash value to zero. Because there is no guaranteed minimum cash value in the Variable Account, you bear the entire investment risk with respect to the cash value. The net cash value will be affected by the premium payment schedule chosen.

NET INVESTMENT EXPERIENCE

  The net investment experience of a Policy's sub-accounts will affect the Policy's cash value and, in certain circumstances described earlier, may affect the Policy's death benefit. For purposes of calculating cash values and, where appropriate, death benefits, the net investment experience of a Policy's sub-accounts is determined as of the close of regular trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading.

  A sub-account's net investment experience for any period equals the investment experience of the underlying Eligible Fund shares for the same period, reduced by the amount of the charges against the sub-account for that period. The investment experience of the underlying Eligible Fund shares is the increase or decrease in the net asset value (which takes into account the amount of advisory fees and other expenses charged against the Fund) of such shares during the period, increased by the amount of any dividends or capital gains distributions on those shares during the period. Such dividends and distributions will be reinvested in Eligible Fund shares and will affect subsequent investment experience. Charges against the Policy's sub-accounts will initially be made only for the mortality and expense risks NELICO assumes. In the future, NELICO will also impose a charge against the sub-accounts for income taxes, if appropriate. (See "Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account" and "Charge for NELICO's Income Taxes".)

ALLOCATION OF NET PREMIUMS

  As of the "investment start date," the net scheduled premium (and any net unscheduled payment) will be allocated to the Zenith Money Market Sub-Account until the later of 45 days after the date Part 1 of the application is signed or 10 days after NELICO mails the Notice of Withdrawal Right. (See "Free Look Provision". For the definition of the "investment start date," see "Amount Provided for Investment under a Policy".) You will designate what percentage of the cash value will be invested thereafter in the various sub-accounts available to you or in NELICO's Fixed Account. In other words, your selection of investment options will not take effect until the end of the period, described above, during which the Policy's cash value is held in the Zenith Money Market Sub-Account.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

  INITIAL AMOUNT. An amount is first provided for investment under a Policy as of the "investment start date", which is the latest of the date NELICO first receives a premium payment for the Policy, the date Part II of the Policy application is signed and the Policy Date. (For this purpose, receipt of the premium payment means receipt by your registered representative, if the payment is made with the application; otherwise, it means receipt by a NELICO agency or, in the case of a Policy sold through MetLife Brokerage, receipt by MetLife Brokerage at its Princeton, New Jersey office.)

  If you make a premium payment with the application, the Policy Date is generally the later of the date Part II of the application has been signed and receipt of the premium payment. In that case the Policy Date and investment date are the same. The amount of the premium payment must equal at least 10% of the annual scheduled premium for the Policy or one monthly scheduled premium, if you pay premiums monthly. Only one premium payment may be made during the underwriting period. (A premium payment made before issue will be maintained by NELICO or an affiliate in the general account, and will not earn interest prior to the investment start date.) In cases where a premium payment has been made, the amount provided for investment on the investment start date is generally equal to the first net scheduled premium plus any net unscheduled payment made as part of the premium payment. (Special rules apply for payroll deduction plans.)

  If you make a premium payment with the application, the insured will be covered under a temporary insurance agreement for a limited period that is described in the temporary insurance agreement form. Coverage under the temporary insurance agreement will begin on the later of the date when NELICO receives the premium for the Policy and the date when Part II of the application is signed. The maximum amount of coverage provided is the lesser of the amount of insurance applied for and $500,000 for standard risks ($250,000 for substandard risks and $50,000 for persons who are determined to be uninsurable.) Special rules apply for payroll deduction plans.

  If a Policy is issued and accepted, Monthly Deductions and cost of insurance charges: (i) will begin on the Policy Date even if the Policy issuance was delayed due to underwriting requirements; (ii) will be deducted at the beginning of each policy month; and (iii) will be in amounts based on the face amount of the Policy issued, regardless of the limitations on coverage under the temporary insurance agreement. Upon declining an application, NELICO will refund the premium payment made and any unscheduled payment made plus interest on the unscheduled payment at a rate established by NELICO from time to time. No premium payment may be submitted with an application for a Policy to be used in connection with an employee benefit plan under Section 401(a) of the Internal Revenue Code.

  If you choose to pay the initial premium upon delivery of the Policy, the Policy will be issued with a Policy Date which is generally five days after issue. The investment start date will be the later of the Policy Date and the date the premium is received. Cost of insurance deductions and Monthly Deductions will begin on the Policy Date. Interest at a 5% net rate will be credited to the Policy for the period, if any, between the Policy Date and the investment start date. Insurance coverage will begin upon receipt of the premium.

  Under limited circumstances, NELICO may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. Backdating may be desirable, for example, in order to purchase a particular Policy face amount for a lower premium, based on a younger insurance age, or, in the pension plan market, to give all Policies in the plan the same anniversary date for purposes of pension plan servicing. Backdating in some cases may result in a Policy with a higher surrender charge, or may cause the insured to be treated as a juvenile which could result in higher cost of insurance rates under the Policy than if the insured had been assigned to a nonsmoker class at issue. For a backdated Policy, the Policy Owner must also pay the scheduled premiums payable for the period between the Policy Date and the investment start date. As of the investment start date, NELICO will allocate to the Policy those net scheduled premiums, adjusted for accumulated Monthly Deductions and cost of insurance charges and interest at a 5% net rate for the period between the Policy Date and the investment start date.

  SUBSEQUENT AMOUNTS. The Policy's cash value on any day reflects only those net scheduled premium payments and unscheduled payments which have already been made. However, on each premium due date NELICO transfers to the Policy's sub-accounts the amount of the net scheduled premium, even if it has not yet been paid. Therefore, on any premium due date, the amount provided for investment is the sum of the net cash value on that date, calculated as if premiums were paid to but not including that date, plus the net scheduled premium due on that date. If you do not pay a scheduled premium and NELICO determines its payment is not required, or if you fail to pay a required scheduled premium and the Policy lapses, NELICO will withdraw from the Variable Account the net scheduled premium which it advanced on the premium due date, adjusted for the net investment experience of the Policy's sub-accounts since that date. (See "Special Premium Option". For a description of how unscheduled payments are allocated to the Variable Account, see "Unscheduled Payments". If you do not pay a required scheduled premium, the Policy may lapse. See "Default and Lapse Options".)

  As of each day the New York Stock Exchange is open for trading, the amount provided for investment in a Policy's sub-accounts will be adjusted to reflect the net investment experience of those sub-accounts for that day.

"FREE LOOK" PROVISION

  You may cancel the Policy within 45 days after the date Part 1 of the application is signed, within 10 days (or more where required by applicable state insurance law) after you receive the Policy or within 10 days after NELICO mails the Notice of Withdrawal Right, whichever is latest. The Policy may be returned to NELICO or your registered representative. Insurance coverage ends as soon as the Policy is returned (as determined by its postmark, if the Policy is mailed.) Within 7 days after receipt of the returned Policy at NELICO's Home Office, NELICO will refund any scheduled premium paid (or such other amount that is required by state insurance law and permitted by the Securities and Exchange Commission) and any unscheduled payments made before cancellation plus interest on the unscheduled payments at a rate established by NELICO from time to time. This provision is referred to in the Policies as "Right to Return the Policy". (See "Receipt of Communications and Payments at NELICO's Home Office" and see "Amount Provided for Investment in a Policy's Sub-Accounts" for the definition of "investment start date".)

                             CHARGES AND EXPENSES

DEDUCTIONS FROM PREMIUMS AND UNSCHEDULED PAYMENTS

  The amounts allocated to the Variable Account are net scheduled premiums, which are equal to scheduled premiums less certain deductions, and net unscheduled payments, which are equal to unscheduled payments less certain deductions.

  From each scheduled premium, the following amounts are deducted to arrive at a basic scheduled premium: (i) charges for any supplementary benefits provided by rider; (ii) any extra premiums paid for a Policy in a substandard risk classification or for a Version 2 automatic issue Policy; and (iii) the portion of the annual Policy administrative charge allocable to the premium. For Policies under which scheduled premiums are paid annually, the annual Policy administrative charge is $55 (or $45 for Version 1 automatic issue Policies). This charge will be higher if premiums are paid more frequently than annually. The amount of the charge will depend on the payment schedule chosen, but will not exceed $58.41. If, on the same insured under a group or sponsored arrangement, a Version 1 automatic issue Policy is issued and at the same time a second Policy is issued on an underwritten basis because the total amount of coverage applied for exceeds NELICO's automatic issue limits, NELICO will waive the $45 annual Policy administrative charge on the automatic issue Policy. All of the administrative charges under the Policies cover the cost of administering the Policies, as well as legal, actuarial, systems, mailing and other overhead costs connected with NELICO's variable life insurance operations.

  The net scheduled premium which is allocated to the Variable Account is equal to the basic scheduled premium less the sales charge and the state premium tax charge.

  The net unscheduled payment allocated to the Variable Account equals the unscheduled payment less the sales charge and the state premium tax charge. No deductions from unscheduled payments are made for rider benefit charges, charges for substandard risks or Version 2 automatic issue status or the annual Policy administrative charge.

  (1) SALES CHARGE. A charge for sales load will be deducted and will be equal to 6% of each basic scheduled premium payment during the first 15 policy years and 6% of each unscheduled payment made regardless of the policy year in which such unscheduled payment is made.

  There is also a Deferred Sales Charge which is deducted only upon surrender, partial surrender or lapse during the first 15 policy years. (See "Surrender", "Partial Surrender and Partial Withdrawal" and "Default and Lapse Options".) The amount of the sales charge in a policy year is not necessarily related to NELICO's actual sales expenses for that year. Sales charges for Policies sold under certain group or sponsored arrangements may be less than for other Policies. (See "Group or Sponsored Arrangements".)

  NELICO will reduce or eliminate this sales charge, when you purchase a Policy, on cash value transferred, as an unscheduled payment in the first year, from life insurance policies that were issued by The New England,

NELICO or NELICO's affiliates that meet certain premium, cash value and/or face amount minimums, as currently published by NELICO. NELICO's normal issuance criteria, including underwriting, reinsurance and other limitations, as well as certain other eligibility requirements, will also apply in these situations.

  STATE PREMIUM TAX CHARGE. NELICO deducts 2% of each basic scheduled premium and of each unscheduled payment to cover state premium taxes. These taxes vary from state to state and the 2% rate reflects an average.

  EXAMPLE: The following chart shows the amount of the net scheduled premium which will be allocated to the Variable Account at the start of each policy year under a Policy with an annual scheduled premium of $2,000. This example assumes that the Policy has no rider benefits, that the insured is not in a substandard risk classification and that the Policy is not a Version 2 automatic issue Policy.

       BEGINNING OF                                              AMOUNT OF NET
       POLICY YEAR                                             SCHEDULED PREMIUM
       ------------                                            -----------------
       1-15...................................................     $1,789.40
       Thereafter.............................................      1,906.10

  If the Policy Owner makes an unscheduled payment of $2,000, the amount of the net unscheduled payment which will be allocated to the Variable Account is $1,840, regardless of the policy year in which the unscheduled payment is made.

SURRENDER CHARGE

  During the first 15 policy years, a Surrender Charge will be deducted from the cash value upon a full or partial surrender or upon lapse of the Policy. The Surrender Charge consists of a Deferred Sales Charge and a Deferred Administrative Charge. (Policies issued in certain states may be subject to reduced Surrender Charges due to applicable insurance law requirements.)

  DEFERRED SALES CHARGE. The Deferred Sales Charge is intended to compensate NELICO partially for expenses incurred in connection with the sale of the Policies.

  The Deferred Sales Charge is based on the lesser of:

  (i) the total payments made to the date of surrender or lapse; and

  (ii) the Policy's total basic scheduled premiums up to the date of surrender or lapse, whether or not you have paid each of those premiums. (A basic scheduled premium is a scheduled premium less any charges for rider benefits, substandard risk classification or Version 2 automatic issue status and less the portion of the annual Policy administrative charge allocable to the premium.)

  If you have not paid one or more scheduled premiums, the Deferred Sales Charge percentages will be applied to the Policy's scheduled premiums that you actually paid. However, any unscheduled payments that you made in that situation, up to the amount of basic scheduled premiums that you did not pay, will be treated as scheduled premiums in the calculation of the Deferred Sales Charge. Once the amount of the applicable Deferred Sales Charge is calculated, using the guidelines described above, it will be deducted from the Policy's available cash value, regardless of whether that cash value is derived from scheduled premiums, unscheduled payments or investment experience.

  For Policies under which scheduled premiums are payable annually and which cover insureds with an issue age of 53 or less, the maximum Deferred Sales Charge is an amount equal to 24% of the basic scheduled premium for the first policy year plus 4% of the basic scheduled premiums for policy years two through ten. Therefore, if all scheduled premiums have been paid under such Policies, the maximum Deferred Sales Charge is assessed upon surrender or lapse during the tenth policy year. Thereafter, the maximum charge declines on a monthly basis, beginning at the start of the eleventh policy year and reaches 0% during the last month of the fifteenth policy year and thereafter.

  The following table shows the Deferred Sales Charge percentage which will apply upon surrender, partial surrender or lapse in the years indicated under Policies which cover insureds with an issue age of 53 or less and under which scheduled premiums are paid annually.

                                                                         WHICH IS EQUAL TO THE
                                                  THE MAXIMUM DEFERRED   FOLLOWING PERCENTAGE
                                                   SALES CHARGE IS THE    OF THE TOTAL ANNUAL
                      FOR POLICIES WHICH         FOLLOWING PERCENTAGE OF    BASIC SCHEDULED
                      ARE SURRENDERED OR               ONE ANNUAL         PREMIUMS TO DATE OF
                         LAPSE DURING            BASIC SCHEDULED PREMIUM  SURRENDER OR LAPSE
                      ------------------         ----------------------- ---------------------
Entire policy year             1                            24%                  24.00%
                               2                            28%                  14.00%
                               3                            32%                  10.66%
                               4                            36%                   9.00%
                               5                            40%                   8.00%
                               6                            44%                   7.33%
                               7                            48%                   6.86%
                               8                            52%                   6.50%
                               9                            56%                   6.22%
                              10                            60%                   6.00%
Last month of policy
 years                        11                            48%                   4.36%
                              12                            36%                   3.00%
                              13                            24%                   1.85%
                              14                            12%                   0.86%
                              15 and thereafter              0%                   0.00%

  For insureds with an issue age above 53, the percentages which will apply will be less than or equal to those shown in the table above, with the maximum percentage occurring in years one through seven for insureds with an issue age up to 70 and during the first five policy years for insureds with an issue age of 71 and above.

  The rate of the Deferred Sales Charge is the same for Policies under which scheduled premiums are paid annually and for those under which such premiums are paid more frequently. Therefore, for Policies with premiums paid more frequently than annually and covering insureds with an issue age of 53 or less, the maximum Deferred Sales Charge is also 24% of the first year's basic scheduled premiums plus 4% of the basic scheduled premiums for policy years two through ten. If all scheduled premiums have been paid, this maximum charge is assessed upon lapse or surrender at the end of the tenth year. Thereafter, the maximum charge under such Policies declines uniformly on a monthly basis, beginning at the start of the eleventh policy year, and reaches 0% during the last month of the fifteenth policy year. Although the rate of the Deferred Sales Charge is the same regardless of whether scheduled premiums are paid annually or more frequently, for Policies which are surrendered or lapse at the end of a given policy year, the dollar amount of the charge will be higher for Policies with scheduled premiums paid more frequently than annually because the total amount of the basic scheduled premiums is higher. (See "Scheduled Premiums".)

  In the case of a partial surrender, a proportionate amount of the Deferred Sales Charge is deducted from the net cash value remaining after you have received the amount requested.

  DEFERRED ADMINISTRATIVE CHARGE. The Deferred Administrative Charge is assessed in the following amounts upon surrender, partial surrender or lapse of the Policy:

                                                       DEFERRED ADMINISTRATIVE
                             FOR POLICIES WHICH ARE       CHARGE PER $1,000
                           SURRENDERED OR LAPSE DURING     OF FACE AMOUNT*
                           --------------------------- -----------------------
     Entire Policy years              1-10                      $5.00
     Last month of Policy
      years*                            11                       4.00
                                        12                       3.00
                                        13                       2.00
                                        14                       1.00
                                        15                       zero

--------
* The charge declines monthly in equal dollar amounts after the end of the tenth policy year.

DEDUCTIONS FROM CASH VALUE

  MONTHLY DEDUCTION. On the Policy Date and on the first day of each policy month, NELICO will make a Monthly Deduction for that policy month from the Policy's cash value. The Monthly Deduction consists of the following charges:

  (i) An administrative charge of $0.015 per $1000 of the Policy's face amount;

  (ii) During the first policy year, an administrative fee of $0.035 per $1000 of the Policy's face amount to cover expenses related to issuance of the Policy;

  (iii) A minimum death benefit guarantee charge of $0.01 per $1000 of the Policy's face amount. This charge is to compensate NELICO for the risk it assumes by guaranteeing that, regardless of the investment experience of the Policy's sub-accounts, the death benefit will not be less than the face amount if all required scheduled premiums have been paid when due and there is no outstanding policy loan. (See "Adjustments to the Death Proceeds Payable".)

  If a Policy loan exists and the Policy's net cash value is insufficient to cover a Monthly Deduction, the difference will be treated as an excess policy loan and the Policy may terminate. (See "Loan Provision".)

  MONTHLY CHARGES FOR THE COST OF INSURANCE. The cost of providing insurance protection is deducted on the Policy Date and on the first day of each policy month. The cost of insurance for a policy month is equal to the amount at risk multiplied by the cost of insurance rate for that month. Cost of insurance rates vary monthly. The amount at risk is the amount by which the death benefit on the first day of the policy month, discounted at the monthly equivalent of 5% per year, exceeds the cash value on the same day after the Monthly Deduction has been processed. If a policy loan exists and the net cash value is insufficient to cover the cost of insurance for a policy month, the difference will be treated as an excess policy loan and the Policy may terminate. (See "Loan Provision".)

  The underwriting classes used in determining cost of insurance rates are: automatic issue (for Version 1 automatic issue Policies), smoker, nonsmoker and, for insureds from the age of 0 to 19, standard. Substandard Policies and Version 2 automatic issue Policies are charged an additional premium rather than a different cost of insurance rate. Cost of insurance rates for policies issued from the age of 0 to 19 are based on the insured being in a standard class until the policy anniversary on which he or she reaches age 20 and in the smoker class thereafter, unless the insured supplies evidence satisfactory to NELICO of his or her nonsmoker status at that time; however, if such Policies are issued in New Jersey on or after May 1, 1997, such insureds will initially be assigned to the nonsmoker class on the anniversary when they reach age 20 and must answer an inquiry from NELICO regarding their actual smoker status. (See "Premiums -- Scheduled Premiums".)

  A fully underwritten Policy in a substandard class is not charged a rate in excess of the same underwritten Policy in NELICO's standard class. That is cost of insurance rates for the smoker substandard class are the same as for the smoker standard class, and cost of insurance rates for the nonsmoker substandard class are the same as for the nonsmoker standard class. (See "Premiums" and "Guarantee of Premiums and Certain Charges".)

  The cost of insurance rates for underwritten Policies will generally be more favorable for a nonsmoker or female insured than for a male smoker insured. Where required by state law, and for Policies sold in connection with certain employer-sponsored benefit plans and fringe benefit programs, cost of insurance charges (and Policy values and benefits) will not vary by the sex of the insured.

  NELICO may offer Policies on an automatic issue basis to certain group or sponsored arrangements. If an eligible group or sponsored arrangement purchases Policies on an automatic issue basis, the Policies will be issued up to a predetermined face amount limit, with only minimum evidence of insurability. Automatic issue Policies provide substantial benefit to such arrangements in that minimal time and effort is necessary to qualify an entire group of persons for coverage without extensive applications or medical examinations. Because only limited underwriting information is obtained, NELICO has determined that the issuance of Policies on an automatic issue basis may present additional mortality cost to NELICO relative to Policies issued to individuals in the smoker class.

  NELICO offers two versions of automatic issue Policies. For certain group or sponsored arrangements, such as employer-sponsored benefit plans qualified under Section 401 of the Internal Revenue Code, Version 1 automatic issue Policies are available with automatic issue cost of insurance rates and automatic issue premiums. Cost of insurance rates under Version 1 automatic issue Policies do not vary depending on whether the insured is a smoker or nonsmoker. (See "Premiums -- Scheduled Premiums"). For certain other eligible group or sponsored arrangements, such as certain business insurance arrangements and certain non-tax qualified employer-sponsored benefit plans, NELICO offers Version 2 automatic issue Policies which have the same cost of insurance rates and basic scheduled premiums as smoker and nonsmoker fully underwritten Policies but require an additional premium. Generally, these groups are expected to present lower mortality risk than other group or sponsored arrangements. The amount of the additional premium charged on the Version 2 automatic issue Policies will vary depending on the issue age of the insured and the death benefit option chosen, and may also vary depending on the size of the group and the total premium amount to be paid by the group. The additional premium will be deducted from each scheduled premium in the same manner as an additional premium charged on an underwritten substandard risk policy before the net scheduled premium is allocated to the Variable Account.

  Eligible group or sponsored arrangements may elect to purchase Policies on a simplified underwriting basis either as an alternative to automatic issue or for amounts of insurance which exceed NELICO's automatic issue limits, but may not elect automatic issue for some members of the group and simplified underwriting for others. Policies issued on a simplified underwriting basis will have the same cost of insurance rates and basic scheduled premiums as smoker and nonsmoker fully underwritten Policies. Currently NELICO does not intend to charge an additional premium for coverage issued on a simplified underwriting basis unless the insured is in a substandard risk class.

  Cost of insurance rates for underwritten risks are guaranteed never to be higher than those based on the 1980 CSO Tables, with smoker/nonsmoker modifications. Cost of insurance rates under Version 1 automatic issue Policies are guaranteed never to be higher than 150% of those based on the 1980 CSO Tables. When a Policy is charged a cost of insurance rate in excess of 100% of the 1980 CSO Tables, this means it is being charged as if the insured is a substandard risk even if the insured is healthy. This is because, with automatic issue, little underwriting is required from the members of the group, and the group may include both healthy and unhealthy lives. The cost of insurance rate charged reflects the probable mortality experience of automatic issue policies as a whole.

  The cost of insurance rates actually charged may be lower than the maximums described above. The level of the rates charged will vary depending on the insured's sex (if the Policy is sex-based), age and underwriting class. NELICO's current cost of insurance rates range from 64% to 100% of the relevant 1980 CSO Tables for underwritten Policies and from 114% to 150% of the relevant 1980 CSO Tables for Version 1 automatic issue Policies. NELICO's current rates for underwritten and automatic issue Policies reflect actual mortality experience. NELICO reviews the adequacy of its current cost of insurance rates annually and may adjust their level periodically. Any change in the current cost of insurance rates will be applied prospectively only and will be on a non-discriminatory basis. The current cost of insurance rate for a Policy is set forth in the Policy Owner's annual statement.

  NELICO generally intends to charge Version 1 automatic issue Policies higher cost of insurance rates than it would charge a fully underwritten Policy issued to an individual nonsmoker. Underwritten Policies issued to individuals who are smokers, however, would be charged slightly lower, or in some cases slightly higher, cost of insurance rates than Version 1 automatic issue Policies covering the same person. This means that a nonsmoker (and, in some cases, a smoker) may be able to obtain individual insurance coverage with a lower cost of insurance rate than that paid under the group or sponsored arrangement. Such individual coverage, however, would not qualify for any beneficial tax treatment accorded group or sponsored arrangements and may not benefit from employer contributions. Under Version 2 automatic issue Policies with nonsmoker cost of insurance rates, the overall charges for insurance protection, including the extra premium charged, are designed generally to be lower than such charges under a Version 1 automatic issue Policy. When a Version 2 automatic issue Policy is issued with smoker cost of insurance rates, the overall charges for insurance protection may be slightly lower or, in some cases, slightly higher than such charges under a comparable Version 1 automatic issue Policy. The overall charges for insurance protection under a Version 2 automatic issue Policy will always be higher than under a comparable underwritten Policy in the standard class.

  The Internal Revenue Code requires the Secretary of the Treasury to issue regulations specifying what constitutes a reasonable mortality charge under a life insurance policy. Use of a reasonable mortality charge is one of the factors considered in determining whether the policy qualifies as life insurance under the Internal Revenue Code. (Other factors involve the relationship of the net cash value to the death benefit based upon certain assumptions regarding investment experience.)

  Final regulations have not been issued but it is possible such regulations may require the definition of life insurance to be met by use of mortality charges lower than NELICO currently uses in calculating whether its Version I Automatic Issue Policy qualifies as life insurance under the Code. If this becomes the case NELICO intends to modify, as necessary to conform to the regulations, Policies issued on an automatic issue basis after the effective date of the regulations. NELICO does not expect these regulations to have adverse consequences for Policies issued before the date when final regulations are issued. However, to the extent that the final regulations adversely affect Policies that were issued before the final regulations are issued, NELICO will, to the extent possible, modify those Policies to conform to the regulations. Such modifications could eventually result in higher deductions for cost of insurance charges under the Policies.

  CHARGES FOR RIDERS, SUBSTANDARD RISK AND VERSION 2 AUTOMATIC ISSUE STATUS AND ANNUAL POLICY ADMINISTRATIVE CHARGE IF PAYMENT OF A SCHEDULED PREMIUM IS NOT REQUIRED. If you use the Special Premium Option to skip a scheduled premium payment, NELICO will deduct from the Policy's cash value charges for any rider benefits under the Policy and, if applicable to the Policy, for substandard risk or Version 2 automatic issue status. (See "Special Premium Option".) The amount deducted will equal 92% of the charges otherwise payable for the riders or for the Policy's substandard risk classification or Version 2 automatic issue status. NELICO will also deduct from the cash value 92% of the amount of the Policy's annual administrative charge which is allocable to the unpaid premium. These charges are deducted from the Policy's sub-accounts in proportion to the Policy's cash value then in each such sub-account.

  CHARGES FOR ADDITIONAL SERVICES. NELICO reserves the right to charge Policy Owners a nominal fee, which will be billed directly to the Policy Owner, in the event that a Policy re-issue or re-dating is requested.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE
ACCOUNT

  MORTALITY AND EXPENSE RISK CHARGE. NELICO charges the sub-accounts of the Variable Account for the mortality and expense risks NELICO assumes. The charge is made daily at an annual rate of .60% of the value of each sub-account's assets that come from the Policies. The mortality risk NELICO assumes is that insureds may live for shorter periods of time than NELICO estimated. The expense risk NELICO assumes is that NELICO's costs of issuing and administering Policies may be more than NELICO estimated.

  CHARGES FOR INCOME TAXES. NELICO currently makes no charge for income taxes against the Variable Account but in the future NELICO may impose such a charge. (See "Charge for NELICO's Income Taxes".)

  ELIGIBLE FUND EXPENSES. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds.

  The New England Zenith Fund Series incur charges for advisory fees and certain other expenses. The series (other than the Capital Growth Series) are advised by TNE Advisers, Inc., an affiliate of NELICO. Under a voluntary expense cap by TNE Advisers for each of the Back Bay Advisors Bond Income, Back Bay Advisors Money Market, Back Bay Advisors Managed, Westpeak Stock Index, Westpeak Growth and Income and Loomis Sayles Avanti Growth Series, TNE Advisers will bear those expenses (other than the management fee) that exceed 0.15% of average daily net assets; for the Loomis Sayles Small Cap Series, TNE Advisers will bear all expenses that exceed 1.00% of average daily net assets. For the remaining New England Zenith Fund Series (other than the Capital Growth Series) TNE Advisers, under a voluntary expense deferral arrangement, will bear those expenses (other than the management fee) which exceed a certain limit in the year in which they are incurred and will charge those expenses to the series in a future year when actual expenses of the series are below the limit up until two years after the end of the fiscal year in which the expense was incurred. The expense cap and expense deferral arrangement may be terminated at any time.

  The following table shows the annual operating expenses for each series, based on actual expenses for 1996, after giving effect to the applicable expense cap or expense deferral arrangement.

ANNUAL OPERATING EXPENSES

 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER ANY EXPENSE CAP)

                                    BACK     BACK
                                    BAY      BAY      BACK            WESTPEAK LOOMIS LOOMIS
                                  ADVISORS ADVISORS   BAY    WESTPEAK  GROWTH  SAYLES SAYLES
                          CAPITAL   BOND    MONEY   ADVISORS  STOCK     AND    AVANTI SMALL
                          GROWTH   INCOME   MARKET  MANAGED   INDEX    INCOME  GROWTH  CAP
                          SERIES   SERIES   SERIES   SERIES   SERIES   SERIES  SERIES SERIES
                          ------- -------- -------- -------- -------- -------- ------ ------
Management Fee..........   .63%     .40%     .35%     .50%     .25%     .70%    .70%  1.00%
Other Expenses..........   .06%     .12%     .15%     .12%     .15%     .15%    .15%    --
                           ----     ----     ----     ----     ----     ----    ----  -----
 Total Series Operating
  Expenses..............   .69%     .52%     .50%     .62%     .40%     .85%    .85%  1.00%

ANNUAL OPERATING EXPENSES

 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE DEFERRAL)

                                                       MORGAN
                                            LOOMIS     STANLEY     DAVIS  ALGER
                                            SAYLES  INTERNATIONAL VENTURE EQUITY
                                           BALANCED    MAGNUM      VALUE  GROWTH
                                            SERIES  EQUITY SERIES SERIES  SERIES
                                           -------- ------------- ------- ------
Management Fee...........................    .70%        .90%      .75%    .74%
Other Expenses...........................    .15%        .40%      .15%    .16%
                                             ----       -----      ----    ----
 Total Series Operating Expenses.........    .85%       1.30%      .90%    .90%

  The investment adviser for the VIP Fund and VIP II Fund is Fidelity Management & Research Company, a registered investment adviser under the Investment Advisers Act of 1940. The Portfolios of the VIP Fund and VIP Fund II, as part of their operating expenses, pay investment management fees to Fidelity Management & Research Company.

  The Portfolios also bear certain other expenses. For the year ended December 31, 1996, the total operating expenses incurred by the Portfolios, as a percentage of Portfolio average net assets, were as follows:

                                                                         TOTAL
  PORTFOLIO          MANAGEMENT FEES         OTHER EXPENSES         ANNUAL EXPENSES
  ---------          ---------------         --------------         ---------------
  Equity-Income            .51%                   .07%                    .58%*
  Overseas                 .76%                   .17%                    .93%*
  High Income              .59%                   .12%                    .71%
  Asset Manager            .64%                   .10%                    .74%*

--------

* Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. Had these reductions been included, total annual expenses would have been .56% for Equity-Income Portfolio, .92% for Overseas Portfolio and .73% for Asset Manager Portfolio.

  Affiliates of Fidelity Management & Research Company may compensate NELICO or an affiliate for administrative, distribution, or other services relating to these Portfolios of VIP Fund and VIP Fund II. Such compensation is based on assets of the Portfolios attributable to the Policies and certain other variable insurance products issued by NELICO and its affiliates.

GUARANTEE OF PREMIUMS AND CERTAIN CHARGES

  NELICO guarantees that it will not increase the amount of the scheduled premiums, charges deducted from scheduled premiums and unscheduled payments, the Monthly Deduction and charges to the sub-accounts of the Variable Account for mortality and expense risks.

  The Monthly cost of insurance rates applicable to a Policy for a given year will be determined by NELICO on each policy anniversary. The rates vary monthly and are guaranteed not to be greater than those based on the 1980 CSO Tables, with smoker/nonsmoker modifications for underwritten risks. Cost of insurance rates under Version 1 automatic issue Policies are guaranteed never to be higher than 150% of those based on the 1980 CSO Tables.

GROUP OR SPONSORED ARRANGEMENTS

  Policies may be purchased under group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases individual

Policies covering a group of individuals on a group basis. Examples of such arrangements are employer-sponsored benefit plans which are qualified under
Section 401 of the Internal Revenue Code and deferred compensation plans. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

  For Policies issued in connection with group or sponsored arrangements, NELICO may waive or reduce one or more of the following charges: the sales charge, Surrender Charge, charges for the cost of insurance (including automatic issue premiums), mortality and expense risk charge, administrative charges and/or state premium tax charge described in "Charges and Expenses". (In addition, the interest rate credited on amounts taken from the sub-accounts as a result of a Policy loan may be increased for these Policies.) NELICO will waive or reduce these charges in accordance with its rules in effect as of the date an application for a Policy is approved. To qualify for such a waiver or reduction, a group or sponsored arrangement must satisfy certain criteria as to, for example, size and number of years in existence. Generally, the sales contacts and effort, administrative costs and mortality cost per Policy vary based on such factors as the size of the group or sponsored arrangement, its stability as indicated by its term of existence, the purposes for which Policies are purchased and certain characteristics of its members. The amount of reduction and the criteria for qualification will reflect the reduced sales effort resulting from sales to qualifying groups and sponsored arrangements.

  NELICO may modify from time to time on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in or waivers of these charges will not be unfairly discriminatory against any person, including the affected Policy Owners and all other Policy Owners of Policies funded by the Variable Account.

  The United States Supreme Court has held that certain insurance policies, the benefits under which vary based on sex, may not be used to fund certain employer-sponsored benefit plans and fringe benefit programs. Therefore, NELICO offers Policies which do not vary based on sex for use in connection with certain employer-sponsored benefit plans and fringe benefit programs. NELICO recommends that any employer proposing to offer the Policies to employees under a group or sponsored arrangement consult his or her attorney before doing so.

                                   PREMIUMS

SCHEDULED PREMIUMS

  Scheduled premiums for the Policy are payable until the insured reaches age
100. The amount of the scheduled premiums will depend on the face amount of the Policy, the age, sex (if the Policy is sex-based) and underwriting class of the insured, and the premium payment schedule you select. Where required by state law, and for Policies sold in connection with certain employer-sponsored benefit plans and fringe benefit programs, premiums (and Policy values and benefits) will not be affected by the sex of the insured.

  If all scheduled premiums are paid when due and there is no excess policy loan, the Policy will not lapse and will retain its minimum death benefit guarantee, even if unfavorable investment experience has reduced the cash value to zero. (See "Loan Provision".) If you have elected the Special Premium Option and its conditions are met, then even if you do not pay a particular scheduled premium or premiums, the Policy will not lapse and will continue to provide the minimum death benefit guarantee, provided there is no excess policy loan. (See "Special Premium Option".)

  The underwriting classes used for determining the level of scheduled premiums are automatic issue (for Version 1 automatic issue Policies), smoker standard, smoker substandard, nonsmoker standard, nonsmoker substandard and, for insureds from the age of 0 to 19, standard and substandard. Premiums are generally higher for males and smokers, and are generally lower for females and nonsmokers. Premiums are also generally higher for Policies issued on older insureds. Scheduled premiums include, where applicable, the additional premiums which are charged for insureds in a substandard risk classification, for Version 2 automatic issue Policies and for benefits provided by rider. Premiums for Policies issued from the age 0 to 19 are based on the insured being in a standard or substandard class until the policy anniversary on which he or she reaches age 20 and in the smoker standard or smoker substandard class thereafter, unless the insured supplies evidence satisfactory to NELICO of his or her nonsmoker status at that time; however, if such Policies are issued in New Jersey on or after May 1, 1997, such insureds will initially be assigned to the nonsmoker class on the anniversary when they reach age 20 and must answer an inquiry from NELICO regarding their actual smoker status. A credit will be applied toward the initial scheduled premium under a Policy converted from certain term insurance that was issued by The New England, NELICO or NELICO's affiliates. A credit will be applied toward scheduled premiums under a Policy issued to a home office employee of NELICO on the life of the employee, if the employee has worked for NELICO and/or The New England for at least one year.

  You may elect to have NELICO withdraw scheduled premiums from your bank checking account or TNE Cash Management Trust account. (This service is known as the Master Service Account arrangement, or "MSA". Scheduled payments made through MSA may be maintained by NELICO or an affiliate in the general account pending their due date.)

  Scheduled premiums can be paid on an annual, semi-annual or quarterly payment schedule, or, with NELICO's consent, on a monthly payment schedule. When premiums are paid more frequently than annually, the total of premiums paid for a policy year will be higher than one annual premium, reflecting a charge for additional administrative expenses and the loss of interest. The premium payment schedule you select will affect the amount of a Policy's cash value and therefore may affect the amount of the death benefit. For example, if you pay an annual premium at the beginning of the policy year, your Policy will experience a larger dollar amount of net investment experience (whether favorable or unfavorable) by the end of the policy year than if you pay quarterly premiums.

  You can change the schedule of premium payments at any time. A change to a schedule of less frequent premium payments (e.g., from quarterly to annual) will become effective after receipt of the request for change at NELICO's Home Office as of the next premium due date under the new premium payment schedule. Until then, you will continue paying premiums under the old premium payment schedule; NELICO will not accept an advance payment of the remaining scheduled premiums due under the old premium payment schedule or allocate those scheduled premiums to the Variable Account prior to their due dates under the old payment schedule, that is, you cannot pay the balance of any premium mode. A change to a schedule of more frequent premium payments (e.g., from annual to quarterly) will become effective after receipt of the request for change at NELICO's Home Office as of the next premium due date under the original premium payment schedule. (See "Receipt of Communications and Payments at NELICO's Home Office".)

  Scheduled premiums are payable at NELICO's Home Office or at any NELICO agency on or before their due dates. Net scheduled premiums, after the first, will be allocated to a Policy's sub-accounts on the premium due dates, not when they are received. If you exercise the Special Premium Option or fail to pay a required scheduled premium, NELICO will withdraw from the Variable Account the net scheduled premium which it advanced on the premium due date, adjusted for the net investment experience of the Policy's sub-accounts since that date. (If you do not pay a required scheduled premium, the Policy may lapse. See "Default and Lapse Options".)

  You may elect an automatic premium loan option. Under this option, if you have not paid a scheduled premium by the end of the grace period, the Policy's loan value will be used to pay the scheduled premium to the next due date, if possible, but at least to the next quarterly due date. However, no premium will be paid if the Policy's loan value is not sufficient to pay a premium to the next quarterly due date. Loan interest will be charged on automatic premium loans from the due date of the premium. If at any time the Policy has an excess policy loan, the Policy may terminate. (See "Loan Provision".) If you have elected the Special Premium Option, NELICO will first determine whether the Special Premium Option can be used to satisfy the premium payment before attempting to pay the premium by means of an automatic premium loan.

UNSCHEDULED PAYMENTS

  Except as described below, you may make unscheduled payments at any time that the Policy is in force on a premium paying basis provided that the unscheduled payment is at least $25 ($10 if made pursuant to the Master Service Account arrangement) and, if required by NELICO, the insured has submitted evidence of insurability satisfactory to NELICO. In addition, NELICO's consent is required if, in order to satisfy tax law requirements, the payment would increase the Policy's death benefit by more than it would increase the cash value. Unscheduled payments may not be made while scheduled premiums are being waived pursuant to a waiver of premium rider. (See "Additional Benefits by Rider".) NELICO reserves the right to prohibit or limit the amount of unscheduled payments under a Policy covering an insured in a substandard risk classification or under a Version 2 automatic issue Policy.

  You may plan to make a certain amount of unscheduled payments on each policy anniversary. At your request and subject to NELICO's rules, NELICO will include this amount of planned unscheduled payment on your premium notice for premiums due on the policy anniversary. Subject to NELICO's rules, you may elect to have NELICO withdraw unscheduled payments from your bank checking account or TNE Cash Management Trust account if you are using this facility to make scheduled premium payments under the Policy. However, you are required to pay only the scheduled premium in order to keep the Policy in force on a premium paying basis. There may be cases where the total of all premiums and payments made could cause the Policy to be a "modified endowment contract". You could consider the potential tax consequences before planning a series of unscheduled payments. (See "Tax Considerations".)

  Each net unscheduled payment will be allocated to the Policy's sub-accounts as of the date it is received at NELICO's Home Office. (See "Receipt of Communications and Payments at NELICO's Home Office".) A net unscheduled payment will increase the Policy's cash value on the date it is allocated to the sub-accounts and may increase the Policy's death benefit. (See "Death Benefit" and "Cash Value".)

  RULES FOR CREDITING PAYMENTS TO THE VARIABLE ACCOUNT. NELICO has developed the following crediting rules for scheduled premiums and other payments received under a Policy. These rules apply in the case of annual, semi-annual and quarterly payment frequencies.

  Twenty-five days before a premium due date, NELICO will send you a premium notice indicating the scheduled premium due, any policy loan interest due, and the amount of any planned unscheduled payment. Payments accompanied by a premium notice, and payments received by NELICO during the period from 25 days before the premium due date to 31 days after the due date, whether or not accompanied by a premium notice, will be applied first to the payment of the scheduled premium due, next to pay any loan interest due, and any balance will be applied to the Policy as an unscheduled payment allocated (net of charges) to the Policy's sub-accounts as of the date it was received. (However, any payment which is less than the amount of the scheduled premium due will be treated as an unscheduled payment.) All other payments will be treated as unscheduled payments.

  If premiums are paid monthly, including by means of the Master Service Account arrangement, they will be credited as agreed by you and NELICO. Payments made through the MSA arrangement may be maintained by NELICO or an affiliate in the general account pending crediting. In addition, billing procedures may differ from those described above for certain group or sponsored arrangements.

  If the Policy has lapsed, and you made an unscheduled payment during the grace period of the premium in default which is insufficient to pay the premium due, the amount of the unscheduled payment will be refunded to you.

  If a policy loan is outstanding, it may be more advantageous to repay the loan than to make an unscheduled payment, because the unscheduled payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Loan Provision" and "Deductions from Premiums and Unscheduled Payments".) A payment will not be treated as repayment of a policy loan unless so designated by you.

SPECIAL PREMIUM OPTION

  On the Policy application, or while the Policy is in force on a premium paying basis, you may elect the Special Premium Option. After the first policy year, this provision allows you not to pay a scheduled premium or premiums under certain circumstances.

  If you have elected this provision and, after the first policy year, you have not paid a scheduled premium by the end of the grace period for that premium, payment of the premium will not be required if (i) the Policy's cash value on the premium due date exceeded its tabular cash value on the same date by the amount of the scheduled premium, including any substandard risk (or Version 2 automatic issue) and rider premiums due, and (ii) immediately after the Special Premium Option is used, the amount of any policy loan outstanding plus accrued interest will not exceed the Policy's loan value. (See "Death Benefit" for the definition of "tabular cash value" and see "Loan Provision".)

  Use of the Special Premium Option will reduce the Policy's cash value, and therefore the Policy's loan value, in the following manner. If NELICO determines that a scheduled premium payment is not required, it will deduct from the Policy's sub-accounts an amount to pay for any rider and substandard risk or Version 2 automatic issue premiums and the portion of the Policy's annual administrative charge due on that premium due date. The amount deducted to cover these items will be 92% of the rider, substandard risk and automatic issue extra premiums and administrative charge otherwise payable. This amount will be deducted as of the premium due date and will be deducted in the same proportion as the Policy's cash value is allocated to the sub-accounts.

  If you have elected both the Special Premium Option and the automatic premium loan provision, NELICO will first determine whether the Special Premium Option can be used to satisfy the premium payment before attempting to pay the premium by means of an automatic premium loan. (See "Scheduled Premiums".)

  You can cancel the Special Premium Option after it has been elected and, generally, can elect it at any time. The Special Premium Option is not available to Policies, however, for any period during which scheduled premiums are paid monthly pursuant to a Policy Owner's election to have NELICO withdraw premium payments from his or her bank checking account or TNE Cash Management Trust account.

DEFAULT AND LAPSE OPTIONS

  A required scheduled premium which is unpaid as of its due date is in default, but the Policy provides a 31-day grace period for the payment of each scheduled premium after the first. The insurance continues in full force during the grace period but, if the insured dies during the grace period, a prorated portion of the unpaid scheduled premium will be deducted from the amount otherwise payable.

  For 60 days after the due date of a Policy's premium in default, NELICO will not make the usual Monthly Deductions and cost of insurance deductions from the Policy's cash value. Therefore, during this period, such Policy's cash value will not be less than its cash value on the premium due date, adjusted for the net investment experience of the Policy's sub-accounts and for interest credited on any cash value in the Fixed Account from the premium due date to the date of calculation. If the premium in default is paid, retroactive Monthly Deductions and cost of insurance deductions will be made. If you surrender the Policy while the premium is in default, the full Monthly Deduction and a prorated cost of insurance charge will be deducted from the proceeds.

  Upon lapse of a Policy which is in a standard risk classification (and is not used in connection with an employee benefit plan under Section 401 of the Internal Revenue Code or issued on an automatic issue basis), any net cash values, reduced by the amount of any partial surrenders or partial withdrawals made during the grace period, will automatically be applied as of the due date of the premium in default as Fixed Extended Term Insurance unless you elect Fixed or Variable Paid-Up Insurance. Fixed Extended Term Insurance is fixed benefit life insurance for a limited term with no further premiums due. Paid-Up Insurance is permanent life insurance with no further premiums due.

  You can make or change your election of a lapse option by a written request at NELICO's Home Office within 60 days after the due date of the premium in default. (See "Receipt of Communications and Payments at NELICO's Home Office".)

  Unless you have elected and qualify for Variable Paid-Up Insurance, (i) if the Fixed Paid-Up Insurance Option will provide a death benefit equal to or greater than the amount of Fixed Extended Term Insurance available for such Policy, the Fixed Paid-Up Insurance Option will be used, and (ii) if the insured dies after the end of the grace period but within 60 days after the due date of the premium in default, the fixed benefit lapse option which will provide the larger death benefit will be used.

  Fixed Extended Term Insurance is not available if the Policy is in a substandard risk classification, is used in connection with an employee benefit plan under Section 401 of the Internal Revenue Code, or is issued on an automatic issue basis.

  Fixed Paid-Up Insurance and Fixed Extended Term Insurance will be provided by using the Policy's net cash value (that is, its cash value less any outstanding policy loan and accrued interest and less any Surrender Charge assessed upon lapse) on the due date of the premium in default, reduced by the amount of any partial surrenders or partial withdrawals made during the grace period, as a net single premium at the age of the insured on that due date. The amount of Fixed Extended Term Insurance will equal the death benefit of the Policy on the due date of the premium in default. If the Policy is continued as Fixed Paid-Up or Fixed Extended Term Insurance, the cash value on any date will equal the net single premium which would be required to provide the insurance at the age of the insured on that date. For 31 days after each policy anniversary, the cash value of such a policy will not be less than the cash value on that anniversary. Policy loans are available under Policies continued as Fixed Paid-Up Insurance but not under Policies continued as Fixed Extended Term Insurance.

  VARIABLE PAID-UP INSURANCE. Variable Paid-Up Insurance is available as a lapse option if, as of the due date of the premium in default, the Policy's net cash value, (that is its cash value less any outstanding policy loan and accrued interest and less any Surrender Charge assessed upon lapse), reduced by any partial surrenders and partial withdrawals made during the grace period, is sufficient, when applied as a net single premium at the attained age of the insured, to purchase Variable Paid-Up Insurance with an initial amount of at least $5,000. If the net cash value is insufficient to purchase the minimum required initial amount of Variable Paid-Up Insurance, Fixed Paid-Up Insurance will be provided. Variable Paid-Up Insurance will not be made available to Policies in a substandard risk classification or to Version 2 Automatic Issue Policies.

  Variable Paid-Up Insurance is permanent life insurance with no further premiums due. The death benefit can vary monthly and the cash value can vary daily, in each case depending on the net investment experience of the Policy's sub-accounts (and on the interest earned on any of the Policy's cash value in the Fixed Account). Regardless of investment experience, however, the death benefit provided will never be less than the initial amount of the Variable Paid-Up Insurance, if there is no outstanding policy loan.

  The death benefit under Variable Paid-Up Insurance will equal the greater of the Variable Death Benefit and the initial amount of the Variable Paid-Up Insurance, less any outstanding policy loans and accrued interest. The Variable Death Benefit in the first policy month under the lapse option equals the initial amount of the Variable Paid-up Insurance. Thereafter the Variable Death Benefit may change depending on the net investment experience of the Policy's sub-accounts and on the sex (if the Policy is sex-based), age and underwriting class of the insured.

  If, for a policy month, the net investment experience of the Policy's sub-accounts (and the net interest earned on any of the Policy's cash value in the Fixed Account), plus any cost of insurance adjustment for the Policy, is greater than it would have been at the monthly equivalent of 5% per year (a "positive net investment factor"), the Variable Death Benefit will increase. If the net investment experience of the Policy's sub-accounts (and the net interest earned on any of the Policy's cash value in the Fixed Account), plus any cost of insurance adjustment, is less than it would have been at the monthly equivalent of 5% per year (a "negative investment factor"), the Variable Death Benefit will decrease. The cost of insurance adjustment for a Policy, if any, is equal to the difference between the maximum guaranteed cost of insurance and the actual cost of insurance for the Policy. The amount of this difference will vary with the sex (if the Policy is sex-based), age and underwriting class of the insured.

  A Policy's Variable Death Benefit under Variable Paid-Up Insurance is determined monthly as of the Policy's "Monthly Valuation Date". Once determined, the Variable Death Benefit for a Policy remains the same for that policy month. The Policy Owner foregoes any increase and avoids any decrease in the Variable Death Benefit until the next Monthly Valuation Date.

  The Variable Death Benefit for a Policy is cumulative. Increases and decreases in the Variable Death Benefit are carried into each succeeding policy month. The Variable Death Benefit for a Policy can be higher or lower than the initial amount of insurance under the Variable Paid-Up Insurance Option. If the Variable Death Benefit is higher than the initial amount of insurance, a subsequent positive net investment factor will produce a larger Variable Death Benefit. If the Variable Death Benefit is lower than the initial amount, subsequent positive net investment factors must first offset the amount by which the Variable Death Benefit is lower than the initial amount; the Variable Death Benefit will then become higher than the initial amount of insurance if the Policy's sub-accounts experience further positive net investment factors.

  The initial cash value of a Policy continued as Variable Paid-Up Insurance is its NET cash value as of the due date of the premium in default, reduced by any partial surrenders or partial withdrawals made during the grace period. Thereafter, the cash value is determined in the same manner as it is prior to lapse, except that the charge for the cost of insurance is deducted at the end of the policy month rather than at the beginning, and there is no Monthly Deduction. Since there are no Monthly Deductions, generally the cost of insurance rates actually charged under a Policy continued as Variable Paid-Up Insurance are somewhat higher than they are under the Policy prior to lapse.

  The net cash value of a Policy continued as Variable Paid-Up Insurance, which is the amount you may obtain upon surrender of the Policy, is its cash value minus any outstanding policy loan and accrued interest and minus a prorated charge for the cost of insurance to the date of surrender, if it is other than the last day of the policy month. No partial withdrawals, premium payments or unscheduled payments may be made under a Policy continued as Variable Paid-Up Insurance.

  The net cash value of a Policy may increase or decrease between Valuation Dates, depending on the net investment experience of the Policy's sub-accounts. There is no guaranteed minimum cash value for a Policy continued as Variable Paid-Up Insurance.

  The amount available to be borrowed at any time under a Policy continued as Variable Paid-Up Insurance is determined in the same manner as it is prior to lapse. If an excess policy loan exists under a Policy continued as Variable Paid-Up Insurance, the Policy may terminate. (See "Loan Provision.") You may transfer the amount provided for investment among the Policy's sub-accounts up to four times in a policy year without NELICO's consent. NELICO currently allows 12 sub-account transfers per policy year.

  REINSTATEMENT. If your Policy has lapsed, it may be reinstated within 7 years after the date of default. If more than 7 years have passed, or if you have surrendered the Policy, NELICO's consent is required to reinstate. Reinstatement in all cases is subject to payment of certain charges described in the Policy and generally will require evidence of insurability that is satisfactory to NELICO.

                             OTHER POLICY FEATURES

LOAN PROVISION

  You may borrow all or part of the Policy's "loan value" at any time after the end of the "free look" period. The Policy will be security for the policy loan. The amount available to be borrowed at any time is equal to the loan value less any outstanding policy loan and accrued interest. NELICO will make a policy loan as of the policy loan date -- the date as of which a loan request is received at NELICO's Home Office. (See "Receipt of Communications and Payments at NELICO's Home Office".) You should contact NELICO's Home Office or your registered representative for information regarding NELICO's administrative procedures for requesting a policy loan. Policy loans may not be made if the Policy is being continued as Fixed Extended Term Insurance.

  The Policy's loan value is equal to: 90% (or more if required by applicable state insurance law) of the Policy's cash value as of the date of receipt of the loan request at NELICO's Home Office, projected (assuming a constant annual rate of return of 5%) to the next policy anniversary or, if earlier, to the next premium due date; MINUS ANY APPLICABLE SURRENDER CHARGE ON THE NEXT LOAN INTEREST DUE DATE OR, IF GREATER, ON THE DATE THE LOAN IS MADE; and discounted at the interest rate (6%) charged on the policy loan. The interest rate charged on policy loans is an effective rate of 6% per year (using simple interest during the year). Interest accrues daily, and is due on policy anniversaries. Any interest remaining unpaid when due will be added to the outstanding policy loan. (See "Payment of Proceeds".)

  If a policy loan is outstanding, it may be more advantageous to repay the loan than to make an unscheduled payment, because the unscheduled payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Loan Provision" and "Deductions from Premiums and Unscheduled Payments".)

  EXAMPLE: Using the Policy illustrated on page A-56, assume that the Policy's premiums have been paid when due and that the Policy's sub-accounts have earned a constant 6% hypothetical gross annual rate of return (equal to a constant net annual rate of return of 4.56%). After the premium payment on the 10th policy anniversary, the maximum amount that could be borrowed would be determined as follows under (i) and annual premium payment schedule and (ii) a quarterly premium payment schedule:

                                                                ANNUAL  QUARTERLY
                                                                ------- ---------
          Cash Value after Premium Payment on 10th Policy
      (1)  Anniversary.......................................   $19,401  $18,081
          Cash Value Projected at a Constant Annual Rate of
      (2)  Return of 5% to the
          (a) 11th Policy Anniversary........................    19,785
          (b) Next Premium Due Date..........................             18,158
      (3) 90% of Amount Calculated in (2)....................    17,807   16,342
          Amount Calculated in (3), Reduced by the Applicable
      (4)  Surrender Charge..................................    15,794   14,329
      (5) Amount Calculated in (4), Discounted at an Annual
           Rate of 6%
           Back to the 10th Policy Anniversary...............    14,900   14,117

  Department of Labor ("DOL") regulations set forth requirements for participant loans under retirement plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). Generally, the DOL regulations will apply to plans that qualify under Sections 401(a) and 401(k) of the Internal Revenue Code (the "Code"). If the retirement plan is subject to ERISA, the plan fiduciary authorized to oversee/direct the plan loan program must fulfill the requirements of the regulations including charging a "commercially reasonable" rate of interest. The Policy loan interest rate may not be considered "commercially reasonable" within the meaning of the DOL regulations. In addition, the DOL regulations require that a plan loan be adequately secured but provide that not more than 50% of the participant's vested account balance (including the Policy cash value) be used as security for the loan. The DOL regulations and applicable tax law may also contain other requirements for plan loans. Therefore, plan loan provisions may differ from Policy loan provisions. If you are a participant in a retirement plan subject to ERISA, you should consult with the fiduciary administering the plan loan program. Failure of the plan loan program to comply with the requirements of the DOL regulations and of tax law may result in tax penalties under the Code and under ERISA.

  EFFECT OF POLICY LOAN. The Policy's cash value in the sub-accounts is reduced by the amount of a policy loan, as of the date of the policy loan. Repayment of the policy loan causes the cash value in the sub-accounts to increase by the amount of the repayment. (See "Receipt of Communications and Payments at NELICO's Home Office".) NELICO attributes a policy loan to the Policy's sub-accounts in proportion to the cash value then in each such sub-account, unless you request otherwise. Similarly, NELICO allocates a policy loan repayment to the Policy's sub-accounts in proportion to the cash value then in each, unless you request otherwise.

  The amount removed from the Policy's sub-accounts as a result of a policy loan will earn interest (compounded daily) at an effective rate of 5% per year, which will be credited to the Policy's sub-accounts annually in proportion to the Policy's cash value in each sub-account as of the date of crediting.

  The amount removed from the Policy's sub-accounts as a result of a policy loan is not affected by the investment experience of those sub-accounts from which the amount provided for investment was withdrawn. Therefore, the death benefit and the net cash value can be permanently affected by the existence of any policy loan, whether or not repaid in whole or in part. The amount of any outstanding policy loan, plus interest accrued thereon, is subtracted from the amount otherwise payable when the Policy proceeds become payable.

  If policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge on the next loan interest due date (or, if greater, on the date the calculation is made), NELICO will notify you of pending termination. (This situation is referred to as an "excess policy loan". NELICO tests for an excess Policy loan on each monthly processing date and any time a loan-related transaction is made.) The Policy will terminate 31 days after such notice has been mailed, unless NELICO has received sufficient repayment to eliminate the excess policy loan. (See "Default and Lapse Options" and "Receipt of Communications and Payments at NELICO's Home Office".) If the insured dies after notice but before expiration of the 31-day period, NELICO will pay the beneficiary the death proceeds. If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" below.)

SURRENDER

  You may surrender a Policy for its net cash value at any time while the insured is living by a signed written request conforming to NELICO's administrative procedures. The net cash value of the surrendered Policy will be determined as of the date on which a surrender request is received at NELICO's Home Office. The net cash value equals the cash value reduced by any policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge.") The net cash value will be paid unless you elect in writing to apply all or part of the net cash value to a payment option. (See "Payment Options.") Upon surrender, the Policy will terminate. A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL SURRENDER AND PARTIAL WITHDRAWAL

  You may make a partial surrender of the Policy to receive a portion of its net cash value. A partial surrender will reduce the Policy's cash value by the amount of the cash value requested to be surrendered (including the amount of any Surrender Charge assessed as a result of the partial surrender). A partial surrender will cause a proportionate reduction in a Policy's face amount, tabular cash value, death benefit and basic scheduled premium. No partial surrender may reduce the face amount below the Policy's required minimum except with NELICO's consent. Any Surrender Charge applied will reduce any remaining Surrender Charge under your Policy.

  Under a Policy which has the Option 2 death benefit you may make a partial withdrawal of the amount by which the Policy's cash value exceeds its tabular cash value. If there is a policy loan outstanding, the amount of the partial withdrawal will be further limited to prevent the policy loan plus accrued interest from exceeding the Policy's loan value. (See "Loan Provision".) A partial withdrawal will reduce the Policy's Option 2 death benefit and cash value but will not affect its face amount or scheduled premium level. No Surrender Charge will be assessed against amounts withdrawn.

  If you make a request to receive a portion of the cash value under a Policy with an Option 2 death benefit, unless you specify that the transaction be processed exclusively as a partial surrender, NELICO will first treat the transaction as a partial withdrawal of any excess of the cash value over the tabular cash value and will provide any balance of cash value requested by means of a partial surrender.

  Under a Policy with the Option 1 death benefit, you may make a partial withdrawal only if the death benefit has increased above the face amount in order to satisfy Federal tax law requirements. Such a withdrawal may be in an amount equal to the cash value, minus the face amount multiplied by the net single premium per $1 of death benefit at the insured's attained age. If there is a policy loan outstanding, the amount of the partial withdrawal will also be limited to prevent the policy loan plus accrued interest from exceeding the Policy's loan value. (See "Loan Provision".) A partial withdrawal under a Policy with an Option 1 death benefit will reduce the Policy's death benefit (but not below the face amount) and cash value but will not reduce its face amount or affect its scheduled premium level. No Surrender Charge will be assessed against the amount withdrawn.

  No more than four partial surrenders and partial withdrawals in total may be made in any one policy year without the consent of NELICO. Amounts withdrawn may not be repaid except as scheduled premium payments or unscheduled payments, which are subject to the charges described under "Deductions From Premiums and Unscheduled Payments."

  A partial withdrawal or partial surrender will reduce proportionately the cash value in each of the Policy's sub-accounts unless you request otherwise. The amount of each partial surrender and partial withdrawal made during the grace period of a premium in default will be subtracted from the net cash value used to determine the value of the Policy upon lapse. (See "Default and Lapse Options".)

  The net cash value paid upon partial surrender or partial withdrawal will be determined as of the date on which a request conforming to NELICO's administrative procedures is received at NELICO's Home Office. NELICO's administrative procedures can be determined by contacting your registered representative or the Home Office.

  A Policy Owner contemplating a partial withdrawal or surrender transaction should consult his or her tax advisor as to the tax consequences of the transaction. A death benefit reduction may cause a Policy to become a "modified endowment contract". (See "Tax Considerations".)

ACCELERATION OF DEATH BENEFIT RIDER

  NELICO may offer in the future a rider benefit that will allow you to receive an accelerated payment of your Policy's death benefit. This advance payment of the death benefit will be available where certain special needs exist, as described briefly below. The right to exercise the rider will be subject to certain conditions contained in the rider.

  NELICO WILL MAKE THE ACCELERATED BENEFITS RIDER AVAILABLE TO YOU ONLY IF:
(1) YOUR STATE INSURANCE DEPARTMENT HAS APPROVED THE RIDER, (2) NELICO BELIEVES THAT THE RIDER WILL MEET THE DEFINITION OF AN ACCELERATED DEATH BENEFIT FOR FEDERAL INCOME TAX PURPOSES AND (3) THE AVAILABILITY OF THE RIDER WILL NOT JEOPARDIZE THE QUALIFICATION OF THE POLICY AS LIFE INSURANCE UNDER FEDERAL INCOME TAX LAW.

  If the accelerated benefits rider is offered, it is expected to provide that if the insured is diagnosed as terminally ill, as defined in the rider, you may request an accelerated payment of the Policy's death benefit. The payment may be subject to discounting and charges. Payment will be subject to evidence satisfactory to NELICO.

  See "Tax Considerations," below, for a discussion of the tax consequences associated with the accelerated benefits rider.

INVESTMENT OPTIONS

  You have the option to allocate net scheduled premiums and net unscheduled payments among the sub-accounts of the Variable Account in any combination. Any portion of a net scheduled premium and net unscheduled payment allocated to one of the Policy's sub-accounts must be at least 10% of such premium or payment. Percentages allocated must be in whole numbers. Your Policy's cash value may be distributed among no more than ten accounts (including the Fixed Account) at any one time.

  You must make the initial election when you apply for the Policy. You may change the election at any time thereafter. The reallocation will be effective as to any net scheduled premiums due and net unscheduled payments applied after the date of receipt at NELICO's Home Office of written notice signed by you of the change of election in a form satisfactory to NELICO. (See "Receipt of Communications and Payments at NELICO's Home Office.") You may also request a reallocation of future net premiums and net unscheduled payments by telephone. See "Transfer Option" below for information on how to request a transfer or reallocation by telephone.

TRANSFER OPTION

  You may redistribute the amount provided for investment in the Policy's sub-accounts up to four times in a policy year without NELICO's consent. NELICO currently allows 12 sub-account transfers per policy year. All sub-account transfer requests made at the same time will be treated as a single redistribution and will be effective at relative net asset values as of the date of receipt of the transfer request at NELICO's Home Office. (See "Receipt of Communications and Payments at NELICO's Home Office." For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".) Your Policy's cash value may be distributed among no more than ten accounts (including the Fixed Account) at any one time.

  You may request a sub-account transfer or reallocation of future premiums by written request (which may be telecopied) to NELICO's Home Office or by telephoning NELICO. To request a transfer or reallocation by telephone, you should contact your registered representative or contact NELICO at 1-800-200-2214. Requests for transfers (up to NELICO's current limit per policy year) or reallocations by telephone will be automatically permitted. NELICO will use reasonable procedures such as requiring certain identifying information from the caller, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone are genuine. Any telephone instructions reasonably believed by NELICO to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If NELICO does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any losses due to unauthorized or fraudulent instructions.

SUBSTITUTION OF INSURED PERSON

  NELICO offers a rider benefit under certain Policies that will allow you to substitute the insured person under your Policy, if you provide satisfactory evidence that the person proposed to be insured is insurable. The right to substitute the insured person is subject to certain restrictions and may also result in a cost or credit to you. This rider may not be approved in every state and therefore may not be available in every state. Your registered representative can provide current information on the availability of the rider. Since substituting the insured person may be a taxable event, you should consult your tax advisor before substituting the insured person under your Policy.

PAYMENT OF PROCEEDS

  NELICO will ordinarily pay any net cash value, policy loan or death benefit proceeds from the sub-accounts within 7 days after receipt at NELICO's Home Office of a request, or proof of death of the insured in the case of a death benefit payment, in a form satisfactory to NELICO. (See "Receipt of Communications and Payments at NELICO's Home Office" and "Limits to NELICO's Right to Challenge the Policy".) However, NELICO may delay payment or transfers from the sub-accounts: (i) when the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted, (ii) when the Securities and Exchange Commission determines that a state of emergency exists which may make payments or transfers impractical or (iii) at any other time when the Eligible Funds or the Variable Account may, under applicable laws and regulations, suspend payment. NELICO may withhold payment of surrender or loan proceeds to the extent that those proceeds are derived from a Policy Owner's check, or from a Master Service Account premium transaction, which has not yet cleared. In those cases, NELICO will process the surrender or loan to the extent of policy values for which the Policy Owner has made full payment. The balance of the surrender or loan proceeds will be paid when the Policy Owner's check, or the Master Service Account premium transaction, has cleared. NELICO may also delay payment if it considers whether to contest the Policy. NELICO will pay interest on the death benefit proceeds from the date they become payable to the date they are paid in one sum or, if a payment option was selected, to the effective date of the option. (See "Payment Options".)

  Death benefit proceeds may be paid pursuant to NELICO's Access Plus program. If the Access Plus program is elected, an Access Plus account will be established at State Street Bank & Trust Company at the time that death benefit proceeds are payable. The Access Plus account provides convenient access to proceeds, which are maintained in MetLife's general account, through checkbook privileges with State Street. A beneficiary may elect to have death benefit proceeds paid through the Access Plus program at any time prior to the payment of death benefit proceeds.

  Payments of net cash value, or of any loan value available, under a fixed-benefit lapse option or from cash value in the Fixed Account will normally be paid promptly. However, NELICO has the right to delay such payments for up to six months from the date of the request. NELICO will pay interest in accordance with state insurance law requirements on payments that are delayed.

EXCHANGE OF POLICY DURING FIRST 24 MONTHS

  At any time during the first 24 months after the date of issue shown in the Policy while the Policy is in force on a premium paying basis, you may exchange the Policy without evidence of insurability for a fixed-benefit life insurance policy. If you exercise this option, you will have to make up any investment loss experienced under the variable life insurance policy. The fixed-benefit policy will have guaranteed values which do not vary based on the investment experience of a separate account. The new policy will have the same face amount, Policy Date, issue age and risk classification for the insured as the variable life insurance policy, but will be issued by NELICO or MetLife, as described below. For Policies issued in New York, you have the option of exchanging for a new policy with a face amount equal to the current death benefit of the exchanged Policy. Premiums for the new policy will be based on the premium rates for comparable fixed-benefit life insurance policies issued by NELICO or MetLife which were in effect on the Policy Date of the original policy. Any riders to the original Policy will be attached to the new policy if they are available.

  Following the merger of MetLife and The New England, depending on state insurance regulatory approvals and requirements, your Policy may be issued or amended with an endorsement providing for an exchange right to a fixed benefit policy issued by NELICO (if such a policy was available on the Policy Date of your variable life Policy), or otherwise, to a fixed benefit policy issued by MetLife. If your Policy does not have such an endorsement, the exchange right will be to a fixed benefit policy issued by MetLife or, at your option, to a fixed benefit policy issued by NELICO if such a policy was available on the Policy Date of your variable life Policy.

  The exchange will be effective on the date of receipt of written notice at NELICO's Home Office in a form satisfactory to NELICO, the Policy and payment to NELICO of any cost to exchange. (See "Receipt of Communications and Payments at NELICO's Home Office".)

  The cost to exchange will reflect any differences in the premiums and cash values under the Policy and the new fixed-benefit policy. Therefore, you will bear the investment risk with respect to any such differences. For this purpose, cash value of a Policy is determined as of the effective date of the exchange. Any outstanding policy loan must be repaid on or before the effective date of the exchange.

PAYMENT OPTIONS

  The death benefit or net cash value proceeds of a Policy will be paid in a lump sum, unless the Policy Owner or payee chooses to apply all or part of the proceeds under one of the payment options described below. A combination of payment options can be issued. The selection of a payment option and the naming of a payee must be in written form satisfactory to NELICO. You can make, change or revoke the selection before the death of the insured. Proceeds applied under a payment option will no longer be affected by the investment experience of the Variable Account. The guaranteed mortality assumption used in determining payments under an option will not vary based on sex. (For Policies issued in New York and Oregon, however, and which are not issued for use in connection with certain employer-sponsored benefit plans and fringe benefit programs, such mortality assumption will vary based on sex. See "Group or Sponsored Arrangements".) Once payments under an option begin, withdrawal rights may be restricted.

  (i) INCOME FOR A SPECIFIED NUMBER OF YEARS. Proceeds are paid in equal monthly installments for up to 30 years, with interest at a rate not less than 3.5% a year compounded yearly. Additional interest paid by NELICO for any year will be added to the monthly payments for that year.

  (ii) LIFE INCOME. Proceeds are paid in equal monthly installments (i) during the life of the payee, but not after the death of the payee,
        (ii) for the longer of the life of the payee or 10 years or (iii) for the longer of the life of the payee or 20 years.

  (iii) LIFE INCOME WITH REFUND. Proceeds are paid in equal monthly installments during the life of the payee. If, at the death of the payee, unpaid proceeds remain, they are paid either in one sum or in equal monthly installments until the total proceeds have been paid.

  (iv) INTEREST. Proceeds are held for the life of the payee or another agreed upon period. Interest, at a rate of not less than 3.5% a year, is paid monthly or added to the principal annually. At the death of the payee or at the end of the period agreed to, the balance of principal and any accrued interest will be paid in one sum.

  (v) SPECIFIED AMOUNT OF INCOME. Proceeds plus interest accrued thereon at a rate of not less than 3.5% annually, are paid in an amount elected at the frequency elected until total proceeds have been paid. Any of such amounts unpaid at the death of the payee will be paid in one sum.

  (vi) LIFE INCOME FOR TWO LIVES. Proceeds will be paid in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the life of the surviving payee or 10 years or (iii) while the two payees are living and, after the death of one payee, two-thirds of the monthly amount for the life of the surviving payee will be paid.

  If installments under an option would be less than $20, proceeds can be applied to an option only with the consent of NELICO.

ADDITIONAL BENEFITS BY RIDER

  A Policy can include additional benefits that NELICO approves based on NELICO's standards for issuing insurance and classifying risks. An additional benefit usually requires an additional premium. An additional benefit is provided by a rider that is subject to the terms of the Policy. However, rider benefits are not subject to variation based on the net investment experience of a Policy's sub-accounts.

  There may be circumstances in which it will be to your economic advantage to include a significant portion or percentage of your insurance coverage under a term rider. In many other circumstances, it may be in your interest to obtain a Policy without term rider coverage. These circumstances depend on many factors, including the premium levels and amount and duration of coverage you choose, as well as the age, sex and risk classification of the insured.

  Reductions in or elimination of term rider coverage does not trigger the imposition of a surrender charge, and use of a term rider generally reduces sales compensation. Your registered representative can provide you more information on the uses of term rider coverage.

  The following riders are available:

    LEVEL TERM INSURANCE, which provides term insurance;

    ACCIDENTAL DEATH BENEFIT, which provides additional insurance if death results from accidental bodily injury;

    OPTIONS TO PURCHASE ADDITIONAL LIFE INSURANCE, which provides the right to purchase additional insurance on the life of the insured, without proof of insurability;

    WAIVER OF SCHEDULED PREMIUMS -- DISABILITY OF INSURED, which provides for waiver of scheduled premiums for the total disability of the insured;

    WAIVER OF SCHEDULED PREMIUMS -- DISABILITY OF APPLICANT, which provides for waiver of scheduled premiums for the total disability of the person named in the rider;

    WAIVER OF SCHEDULED PREMIUMS -- DEATH OF APPLICANT, which provides for waiver of scheduled premiums for a limited period upon the death of the person named in the rider;

    WAIVER OF SCHEDULED PREMIUMS -- DEATH OR DISABILITY OF APPLICANT, which provides for waiver of scheduled premiums for a limited period upon the death or disability of the person named in the rider;

    TEMPORARY TERM INSURANCE, which provides for insurance from the date of issue to the Policy Date;

    CHILDREN'S INSURANCE, which provides insurance on the life of the insured's children.

  Certain riders are available only for sex based Policies. Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of particular riders.

POLICY OWNER AND BENEFICIARY

  The Policy Owner is named in the application for the Policy; however, the Policy Owner can be changed from time to time. The new Policy Owner will succeed to all of the rights of the former Policy Owner, including the right to make a further change of Policy Owner. At the death of the Policy Owner, his or her estate will be the Policy Owner, unless a successor Policy Owner has been named. The rights of the Policy Owner (except for rights to payment of benefits) will terminate at the death of the insured, except for rights to payment of benefits.

  The beneficiary is named in the application for the Policy; however, the beneficiary can be changed from time to time before the death of the insured. The beneficiary has no rights in the Policy until the death of the insured. An individual must survive the insured to qualify as beneficiary; if none survives, the proceeds will be paid to the Policy Owner.

  A change of Policy Owner or beneficiary must be in written form satisfactory to NELICO and must be dated and signed by the Policy Owner. The change will be subject to all payments made and actions taken by NELICO under the Policy before the signed change form is received by NELICO at its Home Office.

  An absolute assignment of the Policy by the Policy Owner is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy by the Policy Owner is not a change of Policy Owner or beneficiary; however, their rights will be subject to the terms of the assignment. Assignments will be subject to all payments made and actions taken by NELICO before a signed copy of the assignment form is received at NELICO's Home Office. NELICO will not be responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

                             THE VARIABLE ACCOUNT

  The Variable Account was established as a separate investment account of NELICO on January 31, 1983 under Delaware law and became subject to Massachusetts law when NELICO changed its domicile to Massachusetts on August 30, 1996. The Variable Account acts as the funding vehicle for certain variable life insurance policies issued by NELICO in addition to the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws. The Variable Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 as a unit investment trust. Registration under the Investment Company Act of 1940 does not involve supervision by the SEC of the management or investment practices or policies of the Variable Account or of NELICO. However, both NELICO and the Variable Account are subject to regulation by the Massachusetts Insurance Commissioner and to the insurance laws and regulations of all jurisdictions in which NELICO is authorized to do business.

  Although the assets of the Variable Account are owned by NELICO, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business NELICO may conduct. NELICO believes this means that the assets of the Variable Account equal to the reserves and other liabilities of the Variable Account are not available to meet the claims of NELICO's general creditors, and may only be used to support the cash values under its variable life insurance policies issued by the Variable Account. But NELICO may transfer to its general account assets which exceed the reserves and other liabilities of the Variable Account. Before making any such transfer, NELICO will consider any possible adverse impact the transfer might have on the Variable Account.

  Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of NELICO's other income or realized and unrealized capital gains and losses.

INVESTMENTS OF THE VARIABLE ACCOUNT

  The Variable Account currently has 16 investment sub-accounts, each of which invests in the shares of an Eligible Fund. The sub-accounts of the Variable Account are:

  -- The Zenith Money Market Sub-Account -- Amounts credited to this sub-account are invested in shares of the Back Bay Advisors Money Market Series of the New England Zenith Fund.

  -- The Zenith Bond Income Sub-Account -- Amounts credited to this sub-account are invested in shares of the Back Bay Advisors Bond Income Series of the New England Zenith Fund.

  -- The Zenith Capital Growth Sub-Account -- Amounts credited to this sub-account are invested in shares of the Capital Growth Series of the New England Zenith Fund.

  -- The Zenith Stock Index Sub-Account -- Amounts credited to this sub-account are invested in shares of the Westpeak Stock Index Series of the New England Zenith Fund.

  -- The Zenith Managed Sub-Account -- Amounts credited to this sub-account are invested in shares of the Back Bay Advisors Managed Series of the New England Zenith Fund.

  -- The Zenith Growth and Income Sub-Account -- Amounts credited to this sub-account are invested in shares of the Westpeak Growth and Income Series of the New England Zenith Fund.

  -- The Zenith Avanti Growth Sub-Account -- Amounts credited to this sub-account are invested in shares of the Loomis Sayles Avanti Growth Series of the New England Zenith Fund.

  -- The Zenith Small Cap Sub-Account -- Amounts credited to this sub-account are invested in shares of the Loomis Sayles Small Cap Series of the New England Zenith Fund.

  -- The Zenith Equity Growth Sub-Account -- Amounts credited to this sub-account are invested in shares of the Alger Equity Growth Series of the New England Zenith Fund.

  -- The Zenith Balanced Sub-Account -- Amounts credited to this sub-account are invested in shares of the Loomis Sayles Balanced Series of the New England Zenith Fund.

  -- The Zenith Venture Value Sub-Account -- Amounts credited to this sub-account are invested in shares of the Davis Venture Value Series of the New England Zenith Fund.

  -- The Zenith International Magnum Equity Sub-Account -- Amounts credited to this sub-account are invested in shares of the Morgan Stanley International Magnum Equity Series of the New England Zenith Fund.

  -- The Equity-Income Sub-Account -- Amounts credited to this sub-account are invested in shares of the Equity-Income Portfolio of the VIP Fund.

  -- The Overseas Sub-Account -- Amounts credited to this sub-account are invested in shares of the Overseas Portfolio of the VIP Fund.

  -- The High Income Sub-Account -- Amounts credited to this sub-account are invested in shares of the High Income Portfolio of the VIP Fund.

  -- The Asset Manager Sub-Account -- Amounts credit to this sub-account are invested in shares of the Asset Manager Portfolio of the VIP Fund II.

  The New England Zenith fund is an open-end, diversified management company organized for the purpose of providing a vehicle for the investment of assets held in various separate investment accounts, including the Variable Account, established by NELICO or by other life insurance companies. Currently the Zenith Fund is the funding vehicle for the Variable Account and for separate accounts of NELICO and MetLife that issue variable annuity contracts.

  The VIP Fund and VIP Fund II are open-end, diversified management investment companies that serve as the investment vehicles for variable life insurance and variable annuity separate accounts of various insurance companies. The VIP Fund and VIP Fund II were organized by Fidelity Management & Research Company.

  For each day when the New York Stock Exchange is open for trading, the Variable Account purchases or redeems shares of the Eligible Fund portfolios based on, among other things, the amount of net premiums and net unscheduled payments invested in the Variable Account, transfers among sub-accounts of the Variable Account, policy loans, policy loan repayments, surrender and withdrawal payments and death benefit payments to be effected on that day. Such purchases and redemptions are effected at the net asset value per share for each Eligible Fund portfolio determined as of the close of regular trading on the New York Stock Exchange on that same day.

  The investment objectives of the Eligible Funds' portfolios currently available to Policy Owners through each corresponding sub-account are set forth below. There is, of course, no assurance that these objectives will be met. A full description of the Eligible Funds, their investment objectives, policies and restrictions, their expenses and other aspects of their operation, as well as a full description of risks related to investment in the Eligible Funds, is contained in the attached Eligible Fund prospectuses, which should be read and retained together with this prospectus, as well as in the New England Zenith Fund's Statement of Additional Information which may be obtained free of charge from New England Securities, and in the Statement of Additional Information for the VIP Fund and VIP Fund II which may be obtained free of charge from Fidelity Distributors Corporation.

  The Zenith Money Market Sub-Account invests in shares of the New England Zenith Fund's Back Bay Advisors Money Market Series. Its investment objective is the highest possible level of current income consistent with preservation of capital through investment in a managed portfolio of high quality money market instruments. Money market funds are neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Series will maintain a stable net asset value of $100 per share.

  The Zenith Bond Income Sub-Account invests in shares of the New England Zenith Fund's Back Bay Advisors Bond Income Series. Its investment objective is to provide a high level of current income consistent with protection of capital and moderate investment risk through investment primarily in U.S. Government and corporate bonds.

  The Zenith Capital Growth Sub-Account invests in shares of the New England Zenith Fund's Capital Growth Series. Its investment objective is long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the U.S. economy.

  The Zenith Stock Index Sub-Account invests in shares of the New England Zenith Fund's Westpeak Stock Index Series. Its investment objective is to provide investment results that correspond to the composite price and yield performance of United States publicly traded common stocks. The Stock Index Series currently seeks to achieve its objective by attempting to duplicate the composite price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

  The Zenith Managed Sub-Account invests in shares of the New England Zenith Fund's Back Bay Advisors Managed Series. Its investment objective is to provide a favorable total investment return through investment in a diversified portfolio of common stocks and fixed income securities.

  The Zenith Growth and Income Sub-Account invests in shares of the New England Zenith Fund's Westpeak Growth and Income Series. Its investment objective is long-term total return (capital appreciation and dividend income) through investment in equity securities. Emphasis will be given to both undervalued securities ("value" style) and securities of companies with growth potential ("growth" style).

  The Zenith Avanti Growth Sub-Account invests in shares of the New England Zenith Fund's Loomis Sayles Avanti Growth Series. Its investment objective is long-term growth of capital. The Series normally will invest primarily in equity securities of companies with medium and large capitalization (capitalization of $1 billion to $5 billion and over $5 billion, respectively) but will also invest a portion of its assets in equity securities of companies with relatively small market capitalization (under $1 billion).

  The Zenith Small Cap Sub-Account invests in shares of the New England Zenith Fund's Loomis Sayles Small Cap Series. Its investment objective is long-term capital growth from investments in common stocks or their equivalent. The Series invests primarily in stocks of small cap companies with good earnings growth potential that Loomis Sayles believes are undervalued by the market. Typically, such companies have market capitalization of less than $1 billion, have better than average growth rates at below average price/earnings ratios, and have strong balance sheets and cash flow.

  The Zenith Balanced Sub-Account invests in shares of the New England Zenith Fund's Loomis Sayles Balanced Series. Its investment objective is reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income. The Series is "flexibly managed" in that sometimes it invests more heavily in equity securities and at other times it invests more heavily in fixed-income securities. The Series invests at least 25% of its assets in fixed income senior securities and, under normal market conditions, more than 50% of its assets in common stocks.

  The Zenith International Magnum Equity Sub-Account invests in shares of the New England Zenith Fund's Morgan Stanley International Magnum Equity Series. Its investment objective is long-term capital appreciation through investment primarily in equity securities of non-U.S. issuers, in accordance with the EAFE country weightings determined by the Series' sub-adviser. Under normal circumstances at least 65% of the total assets of the Series will be invested in equity securities of issuers in at least three countries outside the United States.

  The Zenith Venture Value Sub-Account invests in shares of the New England Zenith Fund's Davis Venture Value Series. Its investment objective is growth of capital. The Series will primarily invest in domestic common stocks that the Series' subadviser believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources for expansion, management abilities, reasonableness of market price, and favorable overall business prospects. The Series will generally invest predominantly in equity securities of companies with market capitalizations of at least $250 million.

  The Zenith Equity Growth Sub-Account invests in shares of the New England Zenith Fund's Alger Equity Growth Series. Its investment objective is to seek long-term capital appreciation. The Series' assets will be invested primarily in a diversified, actively managed portfolio of equity securities, primarily of companies having a total market capitalization of $1 billion or greater.

  The Equity-Income Sub-Account invests in shares of the VIP Fund's Equity-Income Portfolio. Its investment objective is to seek reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Equity-Income Portfolio will also consider the potential for capital appreciation.

  The Overseas Sub-Account invests in shares of the VIP Fund's Overseas Portfolio. Its investment objective is long-term growth of capital primarily through investments in foreign securities. Foreign investments involve greater risks than U.S. investments, including political and economic risks and the risks of currency fluctuation.

  The High Income Sub-Account invests in shares of the VIP Fund's High Income Portfolio. Its investment objective is to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. High-yielding, lower-rated debt securities present higher risks of untimely interest and principal payments, default and price volatility than higher-rated securities, and may present problems of liquidity and valuation.

  The Asset Manager Sub-Account invests in shares of the VIP Fund II Asset Manager Portfolio. Its investment objective is to seek high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.

  The basic objective of the Policy is to provide benefits which increase in value when the investment experience of the Policy's sub-accounts is favorable. Historically, the investment performance of common stocks over the long term has generally been superior to that of long or short term debt securities, although common stocks have been subject to more dramatic changes in value over short periods of time. The Zenith Capital Growth, Zenith Avanti Growth, Zenith Equity Growth, Zenith Venture Value, Zenith Growth and Income, Zenith Stock Index, Zenith International Magnum Equity or Zenith Small Cap Sub-Accounts, or the Equity-Income or Overseas Sub-Accounts, or some combination of these sub-accounts, may, therefore, be a more desirable selection for Policy Owners who have a long term time horizon and/or are willing to accept such risks of short term fluctuations in value. For a demonstration of certain of these market trends, see Appendix C: Long Term Market Trends. Historically, the investment performance of "small cap" stocks over the long term has generally been superior to stocks of large capitalization companies, although "small cap" stocks have been substantially more volatile than "large cap" stocks. Historically, having a small percentage of a portfolio invested in overseas stocks and the rest in domestic stocks has produced a portfolio that has less, although still substantial, volatility than a completely domestic portfolio. Equity investors should recognize that overseas and "small cap" funds taken alone traditionally involve more risk than most domestic stock funds.

  The performance of the various financial markets over shorter periods of time has sometimes differed from their long term historical results. Short term interest rates were very high in the late 1970's and early 1980's, but are now lower. Long term bond values continue to fluctuate and could lose value if interest rates rise. Common stock prices, which have risen substantially at times, have also had periods of significant negative returns. Policy Owners who seek somewhat greater protection against loss of principal in the short term than that afforded by a stock fund may prefer the High Income Sub-Account or the Zenith Bond Income Sub-Account. However, because the High Income Portfolio invests in higher yielding, lower rated and unrated fixed income securities (including bonds commonly referred to as "junk" bonds), it has a higher degree of risk associated with it relative to more conservative fixed income funds. Those who seek even greater safety of principal may select the Zenith Money Market Sub-Account, although it is subject to possible rapid changes in short term interest rates. Those who primarily seek safety of principal should consider fixed life insurance as an alternative to variable life insurance.

  NELICO guarantees the principal invested in the Fixed Account, although this guarantee is subject to NELICO's claims paying ability.

  You may wish to consider diversifying your investments by allocating the Policy's cash value among two or more sub-accounts.

  Policy Owners may also diversify by selecting the Zenith Managed Sub-Account, Zenith Balanced Sub-Account or the Asset Manager Sub-Account, since each generally invests its assets at most times in a combination of bonds, stocks and short term instruments, in varying proportions depending upon the investment adviser's evaluation of the economy and financial markets. The Asset Manager Portfolio has the ability to invest its stock portfolio more aggressively than the Back Bay Advisors Managed Series. You may also wish to diversify your cash value by country. The Overseas Sub-Account and Zenith International Magnum Equity Sub-Account allow you to participate primarily in companies and economies outside the United States.

  The selection of a Policy's sub-accounts is a matter of your own choice and should depend on your willingness to accept investment risks, the other types of investments you have and your own assessment of future economic and financial market conditions.

INVESTMENT MANAGEMENT

  The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. TNE Advisers, which is an indirect, wholly-owned subsidiary of NELICO, CGM, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

        SERIES                      ADVISER                       SUB-ADVISER
        ------                      -------                       -----------
Capital Growth           Capital Growth Management
                         Limited Partnership ("CGM")*
Back Bay Advisors Money  TNE Advisers, Inc.            Back Bay Advisors, L.P.*
 Market
Back Bay Advisors Bond   TNE Advisers, Inc.            Back Bay Advisors, L.P.*
 Income
Back Bay Advisors Man-   TNE Advisers, Inc.            Back Bay Advisors, L.P.*
 aged
Westpeak Stock Index     TNE Advisers, Inc.            Westpeak Investment Advisors,
                                                       L.P.*
Westpeak Growth and In-  TNE Advisers, Inc.            Westpeak Investment Advisors,
 come                                                  L.P.*
Loomis Sayles Avanti     TNE Advisers, Inc.            Loomis, Sayles & Company, L.P.*
 Growth
Loomis Sayles Small Cap  TNE Advisers, Inc.            Loomis, Sayles & Company, L.P.*
Loomis Sayles Balanced   TNE Advisers, Inc.            Loomis, Sayles & Company, L.P.*
Morgan Stanley Interna-  TNE Advisers, Inc.            Morgan Stanley Asset Management,
 tional Magnum Equity                                  Inc.
Davis Venture Value      TNE Advisers, Inc.            Davis Selected Advisers, L.P.
Alger Equity Growth      TNE Advisers, Inc.            Fred Alger Management, Inc.

--------

 *An affiliate of NELICO

  In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Stock Index Series, Westpeak Growth and Income Series, Loomis Sayles Avanti Growth Series and Loomis Sayles Small Cap Series, TNE Advisers became the adviser on May 1, 1995. Prior to that date those series were advised by their current sub-adviser, except as follows. The New England served as investment adviser to the Back Bay Advisors Money Market and Back Bay Advisors Bond Income Series until September 10, 1986 when Back Bay Advisors assumed The New England's responsibilities under the investment advisory agreements with those Series. Back Bay Advisors served as investment adviser to the Westpeak Stock Index Series until August 2, 1993, when Westpeak became the investment adviser. The Capital Growth Series was managed by Loomis, Sayles until March 1, 1990, when its Capital Growth Management Division was reorganized into CGM. The Morgan Stanley International Magnum Equity Series' sub-adviser was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Asset Management became the sub-adviser. For more information about the Series' advisory agreements, see the Zenith Fund prospectus attached at the end of this prospectus and the Zenith Fund's Statement of Additional Information.

  Fidelity Management & Research Company, the investment adviser for the VIP Fund and VIP Fund II, is the original Fidelity company and was founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. It maintains a large staff of experienced investment personnel and a full complement of related support facilities. For more information regarding the Equity-Income, Overseas, High Income, and Asset Manager Portfolios and Fidelity Management & Research Company, see the VIP Fund and VIP Fund II prospectus attached at the end of this prospectus and their Statement of Additional Information.

                               THE FIXED ACCOUNT

  A Fixed Account option is available under the Policy in states where it has been approved by the state insurance department. The Fixed Account option may not be approved by every state insurance department and thus may not be available in every state. As of the date of this prospectus the Fixed Account has not received approval in New Jersey, New York and Pennsylvania. NELICO is not currently seeking approval of the Fixed Account in any of those states.

  You may allocate net premiums and net unscheduled payments and may transfer cash value to the Fixed Account, which is part of NELICO's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor the general account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the general account, the Fixed Account nor any interests therein are generally subject to the provisions of these Acts, and NELICO has been advised that the staff of the SEC does not review disclosures relating to the general account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

  NELICO's general account consists of all assets owned by NELICO other than those in the Variable Account and any other separate accounts which NELICO may establish. NELICO has sole discretion over the investment of assets in the general account, including those in the Fixed Account. Policy Owners do not share in the actual investment experience of the assets in the Fixed Account. Instead, NELICO guarantees that cash value in the Fixed Account will accrue interest at an effective annual net rate of at least 5%. NELICO is not obligated to credit interest at a rate higher than 5%, although in its sole discretion it may do so. NELICO declares the current interest rate for the Fixed Account periodically. Cash value in the Fixed Account will earn interest daily.

  NELICO's current method of crediting interest is as follows, although NELICO may modify this method in the future. All cash value of a Policy in the Fixed Account on a policy anniversary will earn interest at the declared annual rate in effect on the anniversary. The cash value will earn interest at this rate until the next policy anniversary, when it will be credited with the current rate declared by NELICO. (Although NELICO currently credits your entire Fixed Account cash value on a policy anniversary with the most recently declared annual rate until the next anniversary, NELICO has the right to select any portion, from 0% to 100%, of your Fixed Account cash value on a policy anniversary to earn interest at the most recently declared rate until the next policy anniversary.) Any net premiums or net unscheduled payments allocated or any portion of the cash value transferred to the Fixed Account on a date other than a policy anniversary will earn interest at NELICO's most recently declared rate until the next policy anniversary. The effective interest rate credited at any time to your cash value in the Fixed Account will be a weighted average of all the Fixed Account rates for your Policy.

  If you select the Fixed Account on the application, the Policy's cash value will not be allocated to the Fixed Account until the later of 45 days after the date Part 1 of the application is signed or 10 days after NELICO mails the Notice of Withdrawal Right. Until then, the net scheduled premium and any net unscheduled payment will be allocated to the Money Market Sub-Account. (See "Allocation of Net Premiums" and "Free Look Provision".) The cash value transferred from the Money Market Sub-Account to the Fixed Account will be credited with NELICO's most recently declared rate of interest as of the date of the transfer until the next policy anniversary.

VALUES AND BENEFITS

  The Policy's cash value in the Fixed Account will reflect the amount and frequency of net premiums and net unscheduled payments allocated to the Fixed Account, the amount of net interest credited to the cash value in the Fixed Account, any loans made against the Fixed Account cash value, any charges deducted from cash value in the Fixed Account, any transfer to or from the Variable Account and any partial surrenders or partial withdrawals from the Fixed Account cash value. Charges will be deducted from the Policy's cash value in the Fixed Account and in the Policy's sub-accounts in proportion to the amount of the Policy's cash value in each. (See "Deductions from Cash Value".) A Policy's total cash value will include its cash value in the Variable Account, its cash value in the Fixed Account, and any of its cash value held in NELICO's general account (but outside the Fixed Account) as a result of a policy loan.

  The amount of the Policy's cash value in the Fixed Account will be taken into account in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. The Policy's "tabular cash value" (a concept which is used in connection with the Option 2 death benefit, partial withdrawal and Special Premium Option features of the Policy) will be based on the assumption that the Policy's sub-accounts earned, and the Fixed Account credited, a 5% annual net rate of return. (See "Death Benefit".)

POLICY TRANSACTIONS

  NELICO reserves the right to restrict allocations to the Fixed Account if the effective annual rate of interest that would apply to the amount allocated is 5%. Otherwise, allocations of net premiums and net unscheduled payments to the Fixed Account are subject to the same percentage requirements as are allocations to the Variable Account. (See "Allocation of Net Premiums".)

  Except as described below, amounts in the Fixed Account are subject to the same rights and limitations as are amounts in the Variable Account with respect to transfers, loans, surrenders and partial withdrawals. (See "Other Policy Features".) The following special rules apply to transactions involving amounts in the Fixed Account.

  TRANSFERS OF AMOUNTS FROM THE FIXED ACCOUNT TO THE VARIABLE ACCOUNT WILL BE ALLOWED ONLY ONCE IN EACH POLICY YEAR. A TRANSFER OF CASH VALUE FROM THE FIXED ACCOUNT WILL BE EFFECTED IF NELICO RECEIVES THE TRANSFER REQUEST NO MORE THAN 30 DAYS BEFORE THE POLICY ANNIVERSARY, AND THE TRANSFER WILL BE EFFECTED AS OF THE DATE THE TRANSFER REQUEST IS RECEIVED AT NELICO'S HOME OFFICE; HOWEVER, YOU MAY REQUEST A TRANSFER FROM THE FIXED ACCOUNT WITHIN 30 DAYS AFTER A POLICY ANNIVERSARY IF YOU HAVE NOT REQUESTED SUCH A TRANSFER IN THE 30 DAY PERIOD BEFORE THE ANNIVERSARY. THE AMOUNT OF CASH VALUE WHICH MAY BE TRANSFERRED FROM THE FIXED ACCOUNT IS LIMITED TO THE GREATER OF 25% OF THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT ON THE TRANSFER DATE OR THE AMOUNT OF CASH VALUE TRANSFERRED FROM THE FIXED ACCOUNT IN THE PRECEDING POLICY YEAR. Regardless of these limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, you may elect to transfer the entire amount of cash value from the Fixed Account. The total number of transfers among sub-accounts and from the sub-accounts to the Fixed Account may not exceed four in one policy year without NELICO's consent. NELICO currently allows 12 such transfers per policy year. Transfers out of the Fixed Account will not be counted against this limit. NELICO reserves the right to restrict transfers of cash value into the Fixed Account.

  Unless you request otherwise, a policy loan will reduce the Policy's cash value in the sub-accounts and not the cash value allocated to the Fixed Account. In the event that the cash value in the Policy's sub-accounts is insufficient to provide the amount of the loan, the balance of the loan will be taken from the cash value in the Fixed Account. All loan repayments will be allocated first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's sub-accounts and the Fixed Account as a result of a loan will earn interest at 5%, which will be credited annually to the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the Policy's cash value in each on the date it is credited.

  Unless you request otherwise, partial surrenders and partial withdrawals will be taken only from the Policy's sub-accounts and not the Fixed Account. In the event that the cash value in the Policy's sub-accounts is insufficient to provide the full amount requested, the balance of the partial surrender or partial withdrawal will be taken from the Fixed Account.

  NELICO reserves the right to delay transfers, withdrawals, surrenders and policy loans from the Fixed Account for up to six months. Loans to pay premiums on policies issued by NELICO will not be delayed.

                          DISTRIBUTION AGREEMENT

  Applications for the Policies are solicited by agents who are licensed by state insurance authorities to sell NELICO's variable life insurance policies and who are also registered representatives of New England Securities Corporation ("New England Securities"). New England Securities, a Massachusetts corporation organized in 1968, and an indirect, wholly-owned subsidiary of NELICO, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

  New England Securities, whose principal business address is 399 Boylston Street, Boston, Massachusetts 02116, acts as the principal underwriter of the Policies under a Distribution Agreement between NELICO and New England Securities.

  Under the Distribution Agreement, NELICO will pay the following sales expenses: general agent and agency manager's compensation, agents' training allowances, agency expense allowances, deferred compensation and insurance benefits of agents, general agents and agency managers and advertising expenses and all other expenses of distributing the Policies.

  Also, commissions will be paid by NELICO to the agent involved in the sale of a Policy generally as follows: agents receive the equivalent of not more than 50% of the scheduled premium paid in the first policy year; in the second through sixth policy years, agents receive not more than 8% of the scheduled premium paid for a given year; in the seventh through tenth policy years, agents receive not more than 4% of the scheduled premium paid for a given year; in the subsequent years agents receive not more than 2% of the scheduled premium paid for a given year. Agents receive a commission of 3% of each unscheduled payment made. The amount of commissions for extra premiums for a Policy covering an insured in a substandard risk classification will be determined by NELICO's rules and practices current at the time such extra premiums are charged. Additional commissions are paid based on premiums paid for benefits purchased by rider. NELICO may recapture up to 50% of first year commissions paid to the agent if the Policy is not continued after the first policy anniversary. Agents with fewer than 4 years of service may be compensated differently. Agents who meet certain productivity and persistency standards in selling policies issued by NELICO may be eligible for additional compensation. Non-cash forms of compensation may also be paid. Sales expenses in any year are not equal to the deduction for sales load in that year.

  New England Securities distributes mutual funds, variable annuity contracts and variable life insurance policies. New England Securities is principal underwriter for New England Zenith Fund; The New England Variable Account; New England Retirement Investment Account; New England Variable Annuity Separate Account; and New England Variable Annuity Fund I. New England Securities also sells interests in various investment partnerships.

  New England Securities may enter into selling agreements with other broker-dealers registered under the Securities and Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable life insurance policies. Under the agreements with those broker-dealers, the commission paid to the broker-dealer will not exceed 50% of the scheduled premium in the first policy year, 8% in the second through fifth policy years, 5% in the sixth through tenth policy years, 2% in the eleventh through twentieth policy years, and 3% of unscheduled payments. Commissions will be paid through the registered broker-dealer, which may also be reimbursed for portions of expenses incurred in connection with the sale of the Policies.

             LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

  Generally NELICO has the right to challenge the validity of a Policy or rider for misrepresentations made in the application. However, NELICO cannot make such a challenge to the death benefit of a Policy or rider which has been in force during the life of the insured for 2 years from the date of issue, or, with respect to the portion of the death benefit resulting from an underwritten unscheduled payment, for 2 years (during the life of the insured) from the date the unscheduled payment is received.

MISSTATEMENT OF AGE OR SEX

  If the insured's age or sex is misstated in the Policy application, the Policy's cash value and death benefit will be what the premiums paid and unscheduled payments made would have purchased based on the insured's true age and, if the Policy is sex-based, on the insured's true sex.

SUICIDE

  If the insured commits suicide within two years from the Policy's date of issue (or less as required by the applicable state law), the death benefit will be limited to the sum of all scheduled premiums actually paid and unscheduled payments made, minus any outstanding policy loan and accrued interest, and minus the amount of each partial withdrawal and partial surrender made (or such greater amount required by state law).

                              TAX CONSIDERATIONS

POLICY PROCEEDS

  The following discussion of Federal income tax issues relating to the Policies is general in nature and is not intended as tax advice. It represents what NELICO believes to be the Federal income tax treatment of the Policies in the most commonly occurring circumstances and does not reflect the effect of Federal income taxes in all situations. Furthermore, there is no guarantee that the Federal income tax laws and regulations or interpretation of them will not change. Therefore, NELICO recommends that you consult your own tax advisors for more complete information and advice.

  DEFINITION OF LIFE INSURANCE. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal income tax purposes.

  The Section 7702 definition can be met if a life insurance contract satisfies either one of two tests set forth in that section. The manner in which these tests should be applied to certain features of the Policy is not directly addressed by Section 7702 or proposed regulations issued under that section. The presence of these Policy features, the absence of final regulations, and the lack of other pertinent interpretations of Section 7702, thus create some uncertainty about the application of Section 7702 to the Policy.

  Nevertheless, NELICO believes that the Policy qualifies as a life insurance contract for federal income tax purposes. This means that:

  . the death benefit should be fully excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code; and

  . the Policy Owner should not be considered in constructive receipt of the cash surrender value, including any increases, unless and until they are distributed from the Policy.

  Because of the absence of final regulations or any other pertinent interpretations, it, however, is unclear whether substandard risk and automatic issue Policies or Policies with term riders added will, in all cases, meet the statutory life insurance contract definition. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance contract.

  NELICO thus reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

  TAXATION OF ACCELERATED BENEFITS RIDER. NELICO believes that payments received under an accelerated benefits rider it makes available will qualify as an accelerated death benefit under the Code. (See "Acceleration of Death Benefit Rider" for more information regarding the rider.) Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, a payment that is treated as an accelerated death benefit for federal income tax purposes should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured under the Policy. If such payments do not qualify as an accelerated death benefit, their tax treatment would depend on whether or not the Policy is a modified endowment contract. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

  TAX LAW EFFECTS ON CERTAIN PRE-DEATH DISTRIBUTIONS. Section 7702A of the Code contains provisions affecting the tax treatment of any loan, assignment or other pre-death distribution from a life insurance policy which is also a "modified endowment contract" (defined below under "Modified Endowment Contracts"). Whether a Policy will be classified as a modified endowment contract will depend upon the amount and timing of payments made under the Policy. With certain exceptions discussed below, a Policy will not have the potential to be classified as a modified endowment contract unless it was issued on or after June 21, 1988.

  NON-MODIFIED ENDOWMENT CONTRACTS. For Policies not classified as modified endowment contracts NELICO believes any policy loans received under such Policies will be treated as indebtedness of the owner and will not be treated as taxable income to you. This assumes that the Policy has not lapsed, been surrendered or terminated. As a general rule, policy loan interest is not deductible under current Federal income tax law.

  You may be subject to Federal income tax upon surrender of the Policy if the net cash surrender value of the Policy is greater than the investment in the Policy less prior distributions from the Policy that were not taxed. If a Policy has a policy loan and is surrendered or lapses, the policy loan is treated as a distribution and would be taxable if there is a gain in the Policy. In that case, the gain in the Policy would be taxable even if the Policy has no net cash surrender value. If you incur a loss upon the surrender it is not likely to be deductible for Federal income tax purposes.

  Generally, a partial surrender of the Policy will not be taxable to you unless it is greater than the investment in the Policy less the untaxed portions of any prior distributions. The Internal Revenue Code does provide, however, that in certain situations in the first 15 years of the Policy partial surrenders may be taxable, in whole or part, if the net cash surrender value is greater than the total investment in the Policy less the previous untaxed distributions. This may be the case even if the amount of the partial surrender is less than the investment in the Policy. The exercise of an accelerated benefits rider, in whole or in part, may be treated as a surrender or partial surrender.

  MODIFIED ENDOWMENT CONTRACTS. A modified endowment contract is a life insurance contract issued on or after June 21, 1988, which fails to satisfy a "7-pay test". In general, a Policy will fail to satisfy the 7-pay test if the cumulative amount (both scheduled premiums and unscheduled payments) paid under the Policy at any time during the first seven policy years exceeds the sum of the net level premiums that would have been paid on or before such time had the Policy provided for paid up future benefits after the payment of seven level annual premiums. (The amount of premiums payable under the 7-pay test are calculated based upon certain assumptions regarding the Policy's earnings and the use of a reasonable mortality charge. Variable Account investment experience does not affect whether or not a Policy will become a modified endowment contract.) Riders to the Policy are considered part of the Policy for purposes of applying the 7-pay test. A term rider on the insured issued in New York could cause the Policy to be treated less favorably for purposes of the 7-pay test. If there is a reduction in the Policy's future benefits (for example, as a result of a partial surrender or partial exercise of the accelerated benefits rider, or because you allow the Policy to lapse to Paid-Up Insurance) during the first seven policy years the 7-pay test will be applied as if the Policy had originally been issued at the reduced face amount. Any Policy received in exchange for a modified endowment contract will also be a modified endowment contract.

  Your agent can provide you with information about the maximum amount of scheduled premiums and unscheduled payments which you can make under the Policy during the first seven policy years and still satisfy the 7-pay test. This information will be based upon NELICO's current understanding of the Federal tax law. As is the case with any provision of the Internal Revenue Code, there is no assurance that the Internal Revenue Service will agree with NELICO's interpretation. NELICO will monitor any IRS announcements or rulings concerning compliance with the 7-pay test.

  MATERIAL CHANGES. If a "material change" in the benefits or other Policy terms occurs under a Policy which has satisfied the 7-pay test, the Policy may be treated as a new Policy entered into on the day on which the material change occurred. The Policy will be retested under the 7-pay test, after making certain adjustments to reflect the Policy's existing cash value. Any increase in future benefits under the Policy may constitute a material change unless the increase is due to the payment of premiums necessary to fund the Policy's lowest death benefit payable in the first seven policy years, or the crediting of interest or other earnings with respect to such premiums.

  If you do not wish to have the Policy become a modified endowment contract, you may be required to limit the payment of premiums under the Policy at some point (or limit your reduction of benefits). This may be the case even if no unscheduled payments have been made for the Policy. The point at which you may be required to limit the payment of scheduled premiums will depend upon the issue age, sex and underwriting class of the insured, investment experience and the amount of any previous unscheduled payments. You may limit payment of scheduled premiums by use of the Special Premium Option, in those situations where it is applicable, or by allowing the Policy to lapse to paid-up insurance. (See "Special Premium Option" and "Default and Lapse Options".)

  Regardless of when it was issued, if a Policy described in this prospectus is exchanged on or after June 21, 1988 for another life insurance policy, including a fixed-benefit policy pursuant to the twenty-four month exchange right, the new insurance policy should be reviewed to determine how the rules regarding modified endowment contracts may apply to the new policy. (See "Exchange of Policy During First 24 Months".)

  DISTRIBUTIONS UNDER MODIFIED ENDOWMENT CONTRACTS. If a Policy is a modified endowment contract, then the following rules will apply to distributions under such contract:

  (a) Distributions will be includible in your gross income to the extent the cash value of the Policy exceeds your investment in the Policy (i.e. will be treated as income first).

  (b) Loans (including any unpaid interest) are considered distributions even if the amount borrowed is retained by NELICO as a premium. Your investment in the Policy will be increased by the amount of any prior loan that was included in your gross income.

  (c) A policy assignment is treated as a distribution. For example, in a split dollar insurance plan involving a collateral assignment of the Policy, the collateral assignment is a distribution which will subject any gain in the Policy to taxation.

  (d) For purposes of determining the amount of the distribution which is includible in gross income, all modified endowment contracts issued by NELICO or its affiliates to the same Policy Owner during any calendar year shall be treated as one modified endowment contract.

  (e) Payments under the accelerated benefits rider may be treated as distributions that are subject to taxation under these rules if the payments are from a Policy that is a modified endowment contract.

  Any taxable distribution will be subject to an additional tax equal to 10% of the taxable amount of the distribution unless the distribution is:

  (a) made on or after the date when you attain age 59 1/2;

  (b) is attributable to your becoming disabled; or

  (c) is part of a series of substantially equal periodic payments made no less frequently than annually for your life (or life expectancy).

  If a Policy becomes a modified endowment contract, distributions made during the policy year in which it becomes a modified endowment contract, distributions in any subsequent policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. In addition, regulations or other interpretations may be issued which will apply similar tax treatment to other distributions made in anticipation of a Policy becoming a modified endowment contract.

  EFFECTIVE DATE. As explained above, the rules regarding modified endowment contracts apply only to Policies issued on or after June 21, 1988. For this purpose, the following Policies, even if issued before June 21, 1988, will be considered issued on or after June 21, 1988:

  (a) a Policy under which, after June 20, 1988, the death benefit is increased or an additional benefit (e.g. a Policy rider) is added if, prior to June 21, 1988, the Policy Owner did not have the right to obtain such increase or addition without submitting additional evidence of insurability;

  (b) a Policy issued after June 20, 1988, upon conversion of a term life policy; and,

  (c) in certain cases, a Policy under which the death benefit payable as of October 20, 1988, increases by more than $150,000.

  OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance and other tax consequences of ownership or receipt of proceeds under the Policy depend upon the individual circumstances of each Policy Owner or beneficiary.

  Section 817(h) of the Code requires the investments of the Variable Account to be "adequately diversified" in accordance with Treasury Regulations for the Policy to qualify as a life insurance contract under Section 7702 of the Code. Failure to comply with the diversification requirements may result in not treating the Policy as life insurance. If the Policy does not qualify as life insurance, you may be subjected to immediate taxation on the incremental increases in cash value of the Policy. Regulations specifying the diversification requirements have been issued by the Department of Treasury, and NELICO believes it complies fully with such requirements.

  In connection with the issuance of the diversification regulations, the Treasury Department stated that it anticipates the issuance of additional guidance prescribing the circumstances in which an owner's control of the investments of a separate account may cause a Policy Owner, rather than the insurance company, to be treated as the owner of the assets in the separate account. If a Policy Owner is considered the owner of the assets of the Separate Account, income and gains from the Account would be included in the Owner's gross income.

  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it determined that the owners were not owners of separate account assets. For example, a Policy Owner has additional flexibility in allocating payments and cash values. These differences could result in the owner being treated as the owner of a pro rata share of the assets of the Separate Account. In addition, NELICO does not know what standards will be set forth in the additional guidance which the Treasury has stated it expects to be issued. NELICO therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of the assets of the Separate Account.

  In the event that a Policy is owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, the Federal, state and estate tax consequences of ownership or receipt of proceeds under the Policy could differ from the principles stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the rules described above relating to Federal tax treatment, including the rules regarding modified endowment contracts. Policies owned by the trustee under the plans described above may be subject to restrictions under ERISA. You should consult a qualified tax advisor regarding any applicable requirements of ERISA.

  If the Policy is purchased as part of a pension or profit-sharing plan qualified under Section 401 of the Code, the current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value will not be subject to Federal income tax. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from his cash value or was an owner-employee under the plan.

  There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan.

  The Policies may be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

  NELICO believes that Policies subject to the provisions of the Puerto Rican tax law will generally receive the same tax treatment, with certain modifications, as that described above for Policies subject to the Internal Revenue Code. You should note that Policies governed by the Puerto Rican tax law are not currently subject to the above-described rules regarding modified endowment contracts. If such a Policy becomes subject to the Internal Revenue Code, however, the rules regarding modified endowment contracts will apply, and they may apply retroactively. You should consult your tax advisor if a Policy governed by the Puerto Rican tax law subsequently becomes subject to the Internal Revenue Code.

CHARGE FOR NELICO'S INCOME TAXES

  Under current Federal income tax law no tax is imposed on NELICO as a result of the operations of the Variable Account. Thus, no charge is being made currently to the Variable Account for company Federal income taxes. NELICO reserves its rights to charge the Variable Account for company Federal income taxes in the future.

  Under current laws NELICO may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant and, accordingly, NELICO is not currently making a charge for them. If they increase, however, charges for such taxes attributable to the Variable Account may be made.

                                MANAGEMENT

  The directors and executive officers of NELICO and their principal business experience during the past five years are:

                           DIRECTORS OF NELICO

       NAME AND PRINCIPAL                 PRINCIPAL BUSINESS EXPERIENCE
        BUSINESS ADDRESS                   DURING THE PAST FIVE YEARS
       ------------------                 -----------------------------
 Robert A. Shafto                Chairman, President and Chief Executive
                                  Officer of NELICO since 1996. Formerly,
                                  Chairman, President and Chief Executive
                                  Officer of The New England 1993-1996;
                                  President and Chief Executive Officer, 1992
                                  to 1993, President and Chief Operating
                                  Officer, 1990 to 1992, of The New England.
 Susan C. Crampton               Director of NELICO since 1996; serves as
  127 Tarbox Road                 Principal of The Vermont Partnership, a
  Jericho, VT 05465               business consulting firm located in Jericho,
                                  Vermont since 1989. Formerly, Director of The
                                  New England 1989-1996.
 Edward A. Fox                   Director of NELICO since 1996; Private
  RR Box 67-15                    Investor, Harborside, ME. Formerly, Director
  Harborside, ME 04642            of The New England 1994-1996; Dean of The
                                  Amos Tuck School of Business Administration
                                  at Dartmouth College from 1990-1994.
 George J. Goodman               Director of NELICO since 1996; Author,
  Adam Smith's Money World        television journalist, and editor.
  50th Floor Drill Capital
  General Motors Building
  767 Fifth Avenue
  New York, NY 10153
 Dr. Paul E. Gray                Director of NELICO since 1996; Chairman of the
  MIT                             Corporation of the Massachusetts Institute of
  77 Massachusetts Avenue         Technology (MIT) since 1990. Formerly,
  Cambridge, MA 02139             Director of The New England 1973-1996.
 Dr. Evelyn E. Handler           Director of NELICO since 1996; Executive
  California Academy of Sciences  Director and Chief Executive Officer of the
  Golden Gate Park                California Academy of Sciences since 1994.
  San Francisco, CA 94118         Formerly, Director of The New England 1987-
                                  1996; Research Fellow and an Associate of the
                                  Graduate School of Education at Harvard
                                  University and a Senior Fellow at The
                                  Carnegie Foundation for the Advancement of
                                  Teaching, 1991-1994.
 Philip K. Howard, Esq.          Director of NELICO since 1996; Partner of the
  Howard, Darby & Levin           law firm of Howard, Darby & Levin in New York
  1330 Avenue of the Americas     City.
  New York, NY 10019
 Harry P. Kamen                  Director of NELICO since 1996; Chairman,
  Metropolitan Life               President, and Chief Executive Officer of
  One Madison Avenue              Metropolitan Life Insurance Company since
  New York, NY 10010              1995. Formerly, Chairman and CEO of MetLife
                                  1993-1995; Senior Executive Vice President
                                  1991-1993.
 Terence Lennon                  Director of NELICO since 1996; Senior Vice
  Metropolitan Life               President of Metropolitan Life Insurance
  One Madison Avenue              Company since 1994. Formerly, Assistant
  New York, NY 10010              Deputy Superintendent and Chief Examiner of
                                  the New York Insurance Department 1984-1994.
 Bernard A. Leventhal            Director of NELICO since 1996; Vice Chairman
  Burlington Industries           of the Board of Directors of Burlington
  1345 Avenue of the Americas     Industries, Inc. Formerly, President of the
  New York, NY 10105              Burlington Menswear Division since 1978.
                                  Corporate Group Vice President since 1985 and
                                  Director since 1990.

     NAME AND PRINCIPAL                PRINCIPAL BUSINESS EXPERIENCE
      BUSINESS ADDRESS                  DURING THE PAST FIVE YEARS
     ------------------                -----------------------------
 Thomas J. May              Director of NELICO since 1996; Chairman, President
  Boston Edison Company      and Chief Executive Officer of Boston Edison
  800 Boylston Street        Company since 1994. Formerly, Director of The New
  Boston, MA 02199           England 1994-1996; President and Chief Operating
                             Officer of Boston Edison Co., 1993-1994;
                             Executive Vice President 1990-1993.
 Stewart G. Nagler          Director of NELICO since 1996. Senior Executive
  Metropolitan Life          Vice President and Chief Financial Officer of
  One Madison Avenue         Metropolitan Life Insurance Company since 1986.
  New York, NY 10010
 Rand N. Stowell            Director of NELICO since 1996; President of United
  United Timber Corp.        Timber Corp. of Dixfield, Maine. Formerly,
  P.O. Box 650               Director of The New England 1990-1996.
  Pine Street
  Dixfield, ME 04224
 Alexander B. Trowbridge    Director of NELICO since 1996; President of
  Trowbridge Partners Inc.   Trowbridge Partners, Inc. in Washington, D.C.
  1317 F Street, N.W.,       Formerly, Director of The New England 1983-1996.
  Suite 500
  Washington, D.C. 20004

                          EXECUTIVE OFFICERS OF NELICO
                              OTHER THAN DIRECTORS

                                       PRINCIPAL BUSINESS EXPERIENCE
            NAME                        DURING THE PAST FIVE YEARS
            ----                       -----------------------------
 Robert A. Shafto           See Directors above.
 David W. Allen             Senior Vice President of NELICO since 1996.
                             Formerly, Senior Vice President 1994-1996; Vice
                             President 1990-1994 of The New England.
 James P. Bossert           Vice President and Controller of NELICO since
                             1996. Formerly, Vice President and Controller
                             1993-1996; Vice President 1991-1993 of The New
                             England.
 Thom A. Faria              President, Career Agency System (a business unit
                             of NELICO) since 1996. Formerly, Executive Vice
                             President in 1996; Senior Vice President, 1993-
                             1996; Vice President, 1986-1993 of The New
                             England.
 Chester R. Frost           Senior Vice President and Treasurer of NELICO
                             since 1996. Formerly, Senior Vice President since
                             1980 and Treasurer since 1996 of The New England.
 Anne M. Goggin             Senior Vice President and Associate General
                             Counsel of NELICO since 1997. Formerly, Vice
                             President and Counsel of NELICO in 1996; Vice
                             President and Counsel 1994-1996 and Second Vice
                             President and Counsel 1988-1994 of The New
                             England.
 Edward C. Hall             President, New England Services (a business unit
                             of NELICO) since 1996. Formerly, President New
                             England Services (a business unit of The New
                             England) 1994-1996, Executive Vice President--
                             Client Services, 1988 to 1994, of The New
                             England.
 Daniel D. Jordan           Second Vice President, Counsel and Secretary of
                             NELICO since 1996. Formerly, Counsel and
                             Assistant Secretary of The New England, 1985-
                             1996.
 Richard D. Keidan          Senior Vice President of NELICO since 1996.
                             Formerly, Vice President of Metropolitan Life
                             1994-1996 (Chief Marketing Officer of MetLife
                             Brokerage); Regional Sales and Marketing Manager
                             of Phoenix Home Life until 1994.
 Alan C. Leland, Jr.        Senior Vice President of NELICO since 1996.
                             Formerly, Vice President of The New England 1984-
                             1996.

                                      PRINCIPAL BUSINESS EXPERIENCE
           NAME                         DURING THE PAST FIVE YEARS
           ----                       -----------------------------
 Bruce C. Long            President, New England Annuities (a business unit of
                           NELICO) since 1996. Formerly, President, New England
                           Annuities (a business unit of The New England) 1994-
                           1996; Senior Vice President, New England Annuities
                           in 1994; Vice President, Keyport Life Insurance
                           1992-1994; General Director, John Hancock Insurance
                           1990-1992.
 George J. Maloof         Senior Vice President of NELICO since 1996. Formerly,
                           Vice President of The New England 1991-1996.
 Eileen T. McCarthy       Senior Vice President of NELICO since 1996. Formerly,
                           Senior Vice President 1995-1996; Vice President
                           1989-1995 of The New England.
 Thomas W. McConnell      Senior Vice President of NELICO since 1996. Director,
                           Chief Executive Officer and President of New England
                           Securities Corporation since 1993. Formerly,
                           National Sales Manager of Alliance Fund Distributors
                           in 1993; National Sales Manager of Equitable Capital
                           Securities 1992-1993.
 Thomas W. Moore          Senior Vice President of NELICO since 1996. Formerly,
                           Vice President of The New England 1990-1996.
 Robert W. Powell         President, Life Brokerage (a business unit of NELICO)
                           since 1996. Formerly, Officer-In-Charge of MetLife
                           Brokerage (a subsidiary of Metropolitan Life
                           Insurance Company) 1994-1996; Marketing Vice
                           President 1988-1994.
 Gregory A. Ross          President, TNE Information Services (a business unit
                           of NELICO) since 1996. Formerly, President, TNE
                           Information Services (a business unit of The New
                           England) and Chief Information Officer of The New
                           England, 1994-1996; Senior Vice President and Chief
                           Information Officer 1993-1994; Vice President, 1991-
                           1993 of The New England. President of TNE
                           Information Services, Inc.
 Robert E. Schneider      Executive Vice President and Chief Financial Officer
                           of NELICO since 1996. Formerly, Director, Executive
                           Vice President and Chief Financial Officer, 1993 to
                           1996; Executive Vice President and Chief Financial
                           Officer, 1990-1993, of The New England.
 John G. Small, Jr.       Senior Vice President of NELICO since 1996. Formerly,
                           Senior Vice President of The New England 1990-1996.
 Ellen D. Sullivan        Senior Vice President and Associate General Counsel
                           of NELICO since 1997. Formerly, Vice President and
                           Counsel of NELICO in 1996; Vice President and
                           Counsel 1994-1996 and Second Vice President and
                           Counsel 1985-1994 of The New England.
 H. James Wilson          Executive Vice President and General Counsel of
                           NELICO since 1996. Formerly, Executive Vice
                           President and General Counsel of The New England,
                           1993-1996; Senior Vice President and General
                           Counsel, 1992 to 1993, Senior Vice President and
                           Associate General Counsel, 1990 to 1992, of The New
                           England.
 John W. Wright           President, New England Employee Benefits Group (a
                           business unit of NELICO) since 1996. Formerly,
                           President, New England Employee Benefits Group (a
                           business unit of The New England), 1993-1996; Senior
                           Vice President of New England Employee Benefits
                           Group, 1989-1993 of The New England.
 Frederick K. Zimmermann  Executive Vice President and Chief Investment Officer
                           of NELICO since 1996. Formerly, Executive Vice
                           President and Chief Investment Officer of The New
                           England 1993-1996; Senior Vice President--
                           Investments, 1989 to 1993, of The New England.

  The principal business address for each of the directors and executive officers is the same as NELICO's except where indicated otherwise.

                                 VOTING RIGHTS

  NELICO is the legal owner of all Variable Account assets, which consist primarily of the Eligible Fund shares held in the investment sub-accounts of the Variable Account. As such, NELICO is the legal owner of such shares with the corresponding right to vote them. However, in accordance with NELICO's view of the present applicable law, the Policy Owner will be permitted to give instructions as to how shares of each Eligible Fund portfolio in which such Policy Owner has an interest through the Policy's sub-accounts should be voted at meetings of shareholders.

  Those Policy Owners permitted to give instructions and the number of shares for which instructions may be given will be determined as of the record date for the meeting. All Eligible Fund shares held in any sub-account of the Variable Account or any other registered (or, to the extent voting privileges are granted by the issuing insurance company, unregistered) separate account of NELICO or any affiliate that are or are not attributable to life insurance policies (including the Policies) or annuity contracts and for which no timely instructions are received will be voted for, against, or withheld from voting on any proposition in the same proportion as (i) the aggregate record date cash value held in such sub-account for policies or contracts giving instructions, respectively, to vote for, against, or withhold, votes on such proposition, bears to (ii) the aggregate record date cash value held in that sub-account for all policies or contracts for which voting instructions are received. Owners of Policies continued in effect under fixed lapse options or under settlement options will not be permitted to give voting instructions. No voting privileges apply with respect to any cash value held in NELICO's general account as a result of a policy loan.

  All New England Zenith Fund shares held by the general investment account (or any unregistered separate account for which voting privileges were not extended) of NELICO or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and
(ii) the shares that are voted in proportion to such voting instructions.

  Pursuant to conditions imposed in connection with regulatory relief granted by the SEC, the Eligible Funds' Boards of Trustees have an obligation to monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies, for example changes in state insurance law or Federal income tax law, changes in investment management of any portfolio of the Eligible Funds, or differences between voting instructions given by variable life and variable annuity contract owners. The Board of Trustees will have an obligation to determine what action should be taken, including the removal of the affected sub-account(s) from the Eligible Fund(s), if necessary. If NELICO believes any Eligible Fund action is insufficient, NELICO will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that NELICO may be unable to remedy.

  NELICO may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the investment objectives of the portfolios of the Eligible Funds or to approve or disapprove an investment advisory or underwriting contract for such portfolio. In addition, NELICO itself may disregard voting instructions in favor of changes initiated by a Policy Owner or an Eligible Fund's Boards of Trustees in the investment policy, investment adviser or principal underwriter of the Eligible Fund portfolio if NELICO (i) reasonably disapproves of such changes and (ii) in the case of a change in investment policy or investment adviser, makes a good faith determination that the proposed change is contrary to state law or prohibited by state regulatory authorities or that the change would be inconsistent with a sub-account's investment objectives or would result in the purchase of securities which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts of NELICO or of an affiliated life insurance company, which separate accounts have investment objectives similar to those of the sub-account. In the event NELICO does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next semiannual report to Policy Owners.

                        RIGHTS RESERVED BY NELICO

  The voting procedures described in this prospectus are based on NELICO's and its affiliates' current understanding of requirements under applicable Federal securities laws or regulations or interpretations of such laws or regulations. In the future, if the Federal securities laws or regulations or interpretations of them change so that NELICO or its affiliates are permitted to vote any Eligible Fund shares in their own right, NELICO or its affiliates may elect to do so. NELICO also reserves the right, subject to compliance with applicable law, including approval of Policy Owners if so required, (1) to create new investment accounts; (2) to combine any two or more separate investment accounts including the Variable Account; (3) to make available additional sub-accounts of the Variable Account investing in additional Eligible Fund portfolios or in portfolios of other mutual funds;
(4) to invest the assets of the Variable Account in securities other than Eligible Fund shares or in shares of a different series of the Eligible Funds as a substitute for such shares already purchased or as the securities to be purchased in the future, to withdraw the availability of a series of the Eligible Funds as an investment option under the Policies, or to transfer assets to NELICO's general account as permitted by applicable law; (5) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law; and (6) to deregister the Variable Account under the Investment Company Act of 1940 in the event such registration is no longer required. Policy Owner approval would probably not be required for NELICO to exercise most of these rights. However, NELICO will notify a Policy Owner if any such exercise of rights were to result in a material change in the Variable Account or its investments, although notice may not be legally required in all cases. Except as set forth above and as required by Federal or state law or regulation, NELICO will not take any action adversely affecting the rights of Policy Owners without their consent.

                               TOLL-FREE NUMBERS

  For information about historical values of the Variable Account sub-accounts, call the toll-free number 1-800-333-2501.

  For sub-account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call the toll-free number 1-800-200-2214.

  You may also call our Client TeleService Center toll-free at 1-800-388-4000 to request current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or to request Policy loans of less than $25,000. Requests must be in writing if the Policy is owned by a corporation or a pension trust.

  For all other types of Policy changes, please contact your registered representative.

                                    REPORTS

  Annually (except while the Policy is continued in effect under a fixed lapse option or a settlement option), NELICO will send you a statement setting forth the death benefit, cash value of the Policy and any outstanding policy loan principal. NELICO will also send confirmation of significant financial activities, such as policy loans, reallocations among sub-accounts, lapses and surrenders, when the transactions occur.

  You will be sent semiannual reports containing the financial statements of the Variable Account and Eligible Funds.

                             ADVERTISING PRACTICES

  NELICO may from time to time receive endorsements of the Zenith Life Plus Policies from various professional organizations. NELICO may refer to or use such endorsements in advertisements or sales material promoting the Policies. NELICO may also pay the professional organization making the endorsement for the use of its customer or mailing lists in order to distribute promotional materials regarding the Policies. An endorsement of the Policies by a third party is not necessarily indicative of the future performance or results which may be obtained by persons who purchase the Policies.

  From time to time, articles discussing the Variable Account's investment experience, performance rankings and other characteristics may appear in national publications. Some or all of these publishers or ranking services (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Variable Account. References to, reprints or portions or reprints of such articles or rankings may be used by NELICO as sales literature or advertising material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience.

  Articles and releases, developed by NELICO, the Eligible Funds and other parties, about the Variable Account or the Eligible Funds regarding individual Eligible Funds' and fund groups' asset levels and sales volumes, statistics and analyses of industry sales volume and asset levels, and other characteristics may appear in various publications. References to or reprints of such articles may be used in promotional literature for the Policies or the Variable Account. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style. The reference may allude to or include excerpts from articles appearing in the media.

  The advertising and sales literature for the Policies and the Variable Account may refer to historical, current and prospective economic trends.

  In addition, sales literature may be published concerning topics of general investor interest for the benefit of registered representatives and prospective Policy Owners. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                                 LEGAL MATTERS

  Legal matters in connection with the Policies described in this prospectus have been passed on by H. James Wilson, General Counsel of NELICO. Sutherland, Asbill & Brennan, L.L.P., Washington, D.C., has provided advice on certain matters relating to the Federal securities laws.

                            REGISTRATION STATEMENT

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                    EXPERTS

  The financial statements of New England Variable Life Separate Account of New England Life Insurance Company ("NELICO") (formerly New England Variable Life Insurance Company) and the consolidated financial statements of NELICO and subsidiaries as of and for the year ended December 31, 1996 included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein (whose reports express unqualified opinions and, with respect to NELICO, includes an explanatory paragraph referring to the change in the basis of accounting and the change in corporate organization), and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The adjustments that were applied to restate the 1995 and 1994 financial statements to reflect the effects of the changes for adoption of generally accepted accounting principles and the changes in corporate organization have also been audited by Deloitte & Touche LLP.

  The statutory balance sheets of New England Variable Life Insurance Company and New England Pension and Annuity Company as of December 31, 1995, and the related statutory statements of operations, surplus, and cash flows for each of the two years in the period ended December 31, 1995 (not included herein), have been incorporated herein in reliance on the reports (which reports include adverse opinions as to generally accepted accounting principles and unqualified opinions as to statutory accounting practices prescribed or permitted by the Insurance Department of the State of Delaware) of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing. The statutory balance sheet of Exeter Reassurance Company, Ltd. as at December 31, 1995, and the related statutory statements of income, capital and surplus, and cash flows for the year then ended (not included herein), have been incorporated herein in reliance on the report (which report includes an adverse opinion as to generally accepted accounting principles and an unqualified opinion as to conformity with The Insurance Act 1978, amendments thereto and related regulations) of Coopers & Lybrand, chartered accountants, given on the authority of that firm as experts in accounting and auditing.

  The consolidated statement of financial condition of New England Securities Corporation as of December 31, 1995, and the related consolidated statements of operations, shareholder's equity, and cash flows for the year then ended (not included herein); the balance sheet of TNE Advisers, Inc. as of December 31, 1995, and the related statements of operations, changes in shareholder's equity (deficit), and cash flows for the year ended December 31, 1995 and for the period August 26, 1994 (commencement of operations) through December 31, 1994 (not included herein), have been incorporated herein in reliance on the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing. The balance sheet of Newbury Insurance Company, Limited as of December 31, 1995, and the related statements of earnings and retained earnings, and cash flows for the years ended December 31, 1995 and 1994 (not included herein), have been incorporated herein in reliance on the reports of Coopers & Lybrand, chartered accountants, given on the authority of that firm as experts in accounting and auditing.

  The statements of operations and changes in net assets of New England Variable Life Separate Account for the periods ended December 31, 1995 and 1994, have been incorporated herein in reliance on the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by Rodney
J. Chandler, F.S.A., M.A.A.A., Second Vice President and Actuary of NELICO, as stated in his opinion filed as an exhibit to the Registration Statement.

                                  APPENDIX A

                       ILLUSTRATIONS OF DEATH BENEFITS,
        CASH VALUES, NET CASH VALUES AND ACCUMULATED SCHEDULED PREMIUMS

  The tables in Appendix A illustrate the way the Policies operate. They show how the death benefit, net cash value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e. investment income and capital gains and losses, realized or unrealized) for the Variable Account equivalent to constant after tax annual rates of 0%, 6% and 12%. The tables are based on annual scheduled premiums of $2,000 for males aged 35 and 45. The males aged 35 and 45 are assumed to be in the nonsmoker standard risk classification (on a non-automatic issue basis). Values are first given based on current mortality charges and then based on guaranteed mortality charges. Each illustration is given first for a Policy with an Option 1 death benefit and then for a Policy with an Option 2 death benefit. These tables may assist in the comparison of death benefits, net cash values and cash values for the Policies with those under other variable life insurance policies which may be issued by NELICO or other companies. These tables may not provide a useful comparison for Version 1 automatic issue Policies, which are based on different cost of insurance rates. For examples of Policy illustrations based on Version 1 automatic issue rates, see Appendix
D. (Substandard risk Policies and Version 2 automatic issue Policies have the same basic scheduled premiums and cost of insurance rates as standard risk Policies but require an additional premium.)

  Death benefits, net cash values and cash values for a Policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average for the period, if scheduled premiums were paid at other than annual intervals, or if unscheduled payments were made. They would also be different depending on the allocation of cash value among the Variable Account's sub-accounts, if the actual gross rate of return for all sub-accounts averaged 0%, 6% or 12%, but varied above or below that average for individual sub-accounts. They would also differ if any policy loan were made during the period of time illustrated, if the insured were female or in the smoker standard risk classification, or if the Policies were issued at unisex rates.

  The death benefits, net cash values and cash values shown in the tables reflect: (i) deductions from annual premiums for the annual administrative charge, sales charge and state premium tax charge: and (ii) a monthly deduction (consisting of an administrative charge, a first year administrative fee and a minimum death benefit guarantee charge) and a charge for the cost of insurance from the cash value on the first day of each policy month. The net cash values reflect a surrender charge deducted from the cash value upon surrender or lapse during the first 15 policy years. The death benefits, net cash values, and cash values also reflect a daily charge assessed against the Variable Account for mortality and expense risks equivalent to an annual charge of .60% of the average daily value of the assets in the Variable Account attributable to the Policies. (See "Charges and Expenses".) The illustrations are based on an average of the investment advisory fees and operating expenses incurred by the Eligible Funds, at an annual rate of .77% of the average daily net assets of the Eligible Funds. This average reflects voluntary expense cap and expense deferral arrangements between TNE Advisers and the New England Zenith Fund under which TNE Advisers bears operating expenses of the New England Zenith Fund Series (other than the Capital Growth Series) that exceed certain amounts. If TNE Advisers terminates these arrangements, the values illustrated on the following pages could be less. (See "Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account".)

  Taking account of the charges for expense and mortality risks in the Variable Account and the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of - 1.36%, 4.56% and 10.48%, respectively. (See "Net Investment Experience".)

  The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Variable Account since no such charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, net cash values and cash values illustrated. (See "Charges for NELICO's Income Taxes".)

  The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest, after taxes, of 5% per year, compounded annually.

  The internal rate of return on net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the net cash value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each policy year.

  NELICO will furnish upon request an illustration reflecting the proposed insured's age, sex, underwriting classification, and the face amount or scheduled premium amount requested. Where applicable, NELICO will also furnish upon request an illustration for a Policy which is not affected by the sex of the insured.

                               MALE ISSUE AGE 35

        $2,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $176,018 FACE AMOUNT

                         OPTION 1--FIXED DEATH BENEFIT

        THIS ILLUSTRATION IS BASED ON CURRENT COST OF INSURANCE RATES.

                          DEATH BENEFIT            NET CASH VALUE            CASH VALUE           INTERNAL RATE OF RETURN
         PREMIUMS     ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL   ASSUMING HYPOTHETICAL        ON NET CASH VALUE
        ACCUMULATED        GROSS ANNUAL             GROSS ANNUAL            GROSS ANNUAL        ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF         RATE OF RETURN OF       RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ----------------------- ----------------------- -------------------------------
 YEAR    PER YEAR      0%       6%      12%      0%      6%      12%     0%      6%      12%      0%         6%         12%
------  -----------    --       --      ---      --      --      ---     --      --      ---      --         --         ---
   1     $  2,100   $176,018 $176,018 $176,018 $     1 $    93 $   186 $ 1,348 $ 1,440 $ 1,533    -99.97%    -95.34%    -90.70%
   2        4,305    176,018  176,018  176,018   1,314   1,586   1,868   2,739   3,010   3,293    -54.76     -47.88     -41.18
   3        6,620    176,018  176,018  176,018   2,592   3,133   3,719   4,095   4,635   5,221    -36.45     -29.14     -22.08
   4        9,051    176,018  176,018  176,018   3,834   4,737   5,754   5,415   6,317   7,334    -27.34     -19.90     -12.76
   5       11,604    176,018  176,018  176,018   5,038   6,397   7,990   6,696   8,055   9,648    -22.04     -14.54      -7.39
   6       14,284    176,018  176,018  176,018   6,201   8,115  10,449   7,937   9,851  12,185    -18.62     -11.09      -3.94
   7       17,098    176,018  176,018  176,018   7,321   9,888  13,149   9,134  11,702  14,963    -16.28      -8.70      -1.57
   8       20,053    176,018  176,018  176,018   8,398  11,721  16,118  10,289  13,613  18,009    -14.58      -6.96       0.16
   9       23,156    176,018  176,018  176,018   9,428  13,612  19,380  11,397  15,581  21,350    -13.30      -5.65       1.47
  10       26,414    176,018  176,018  176,018  10,411  15,564  22,970  12,459  17,612  25,017    -12.32      -4.62       2.50
  15       45,315    176,018  176,018  176,018  16,949  28,664  49,547  16,949  28,664  49,547     -7.55      -0.57       6.05
  20       69,439    176,018  176,018  237,754  20,246  41,842  89,167  20,246  41,842  89,167     -7.06       0.43       7.14
  25      100,227    176,018  176,018  333,632  20,650  56,216 149,080  20,650  56,216 149,080     -7.74       0.89       7.63
  30      139,522    176,018  176,018  458,066  18,072  72,505 240,409  18,072  72,505 240,409     -9.51       1.19       7.91
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
-------    --         --         ---
   1     8,700.91%  8,700.91%  8,700.91%
   2       789.46     789.46     789.46
   3       306.92     306.92     306.92
   4       174.74     174.74     174.74
   5       117.36     117.36     117.36
   6        86.26      86.26      86.26
   7        67.07      67.07      67.07
   8        54.18      54.18      54.18
   9        44.98      44.98      44.98
  10        38.14      38.14      38.14
  15        20.20      20.20      20.20
  20        12.69      12.69      15.07
  25         8.70       8.70      12.68
  30         6.26       6.26      11.18

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 35

        $2,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $176,018 FACE AMOUNT

                       OPTION 2--VARIABLE DEATH BENEFIT

        THIS ILLUSTRATION IS BASED ON CURRENT COST OF INSURANCE RATES.

                          DEATH BENEFIT             NET CASH VALUE             CASH VALUE           INTERNAL RATE OF RETURN
         PREMIUMS     ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL         ON NET CASH VALUE
        ACCUMULATED        GROSS ANNUAL              GROSS ANNUAL             GROSS ANNUAL        ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF         RATE OF RETURN OF        RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ------------------------ ------------------------ -------------------------------
 YEAR    PER YEAR      0%       6%      12%      0%      6%      12%      0%      6%      12%       0%         6%         12%
------  -----------    --       --      ---      --      --      ---      --      --      ---       --         --         ---
   1     $  2,100   $176,018 $176,018 $176,097 $     1 $    93 $    186 $ 1,348 $ 1,440 $  1,533    -99.97%    -95.34%    -90.70%
   2        4,305    176,018  176,018  176,265   1,314   1,586    1,868   2,739   3,010    3,293    -54.76     -47.88     -41.19
   3        6,620    176,018  176,018  176,536   2,592   3,133    3,718   4,095   4,635    5,220    -36.45     -29.14     -22.10
   4        9,051    176,018  176,018  176,926   3,834   4,737    5,751   5,415   6,317    7,331    -27.34     -19.90     -12.78
   5       11,604    176,018  176,018  177,449   5,038   6,397    7,985   6,696   8,055    9,643    -22.04     -14.54      -7.41
   6       14,284    176,018  176,018  178,123   6,201   8,115   10,438   7,937   9,851   12,174    -18.62     -11.09      -3.97
   7       17,098    176,018  176,018  178,968   7,321   9,888   13,131   9,134  11,702   14,944    -16.28      -8.70      -1.60
   8       20,053    176,018  176,018  180,006   8,398  11,721   16,088  10,289  13,613   17,979    -14.58      -6.96       0.12
   9       23,156    176,018  176,018  181,259   9,428  13,612   19,333  11,397  15,581   21,302    -13.30      -5.65       1.43
  10       26,414    176,018  176,018  182,755  10,411  15,564   22,898  12,459  17,612   24,945    -12.32      -4.62       2.45
  15       45,315    176,018  176,018  195,019  16,949  28,664   49,122  16,949  28,664   49,122     -7.55      -0.57       5.95
  20       69,439    176,018  176,018  235,035  20,246  41,842   88,147  20,246  41,842   88,147     -7.06       0.43       7.04
  25      100,227    176,018  176,018  330,126  20,650  56,216  147,514  20,650  56,216  147,514     -7.74       0.89       7.56
  30      139,522    176,018  176,018  453,495  18,072  72,505  238,010  18,072  72,505  238,010     -9.51       1.19       7.86
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
-------    --         --         ---
   1     8,700.91%  8,700.91%  8,704.86%
   2       789.46     789.46     790.12
   3       306.92     306.92     307.36
   4       174.74     174.74     175.14
   5       117.36     117.36     117.78
   6        86.26      86.26      86.71
   7        67.07      67.07      67.56
   8        54.18      54.18      54.72
   9        44.98      44.98      45.58
  10        38.14      38.14      38.80
  15        20.20      20.20      21.31
  20        12.69      12.69      14.98
  25         8.70       8.70      12.61
  30         6.26       6.26      11.13

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 35

        $2,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $176,018 FACE AMOUNT

                         OPTION 1--FIXED DEATH BENEFIT

   THIS ILLUSTRATION IS BASED ON GUARANTEED MAXIMUM COST OF INSURANCE RATES.

                          DEATH BENEFIT            NET CASH VALUE           CASH VALUE          INTERNAL RATE OF RETURN
         PREMIUMS     ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL        ON NET CASH VALUE
        ACCUMULATED        GROSS ANNUAL             GROSS ANNUAL           GROSS ANNUAL       ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF        RATE OF RETURN OF      RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ---------------------- ---------------------- -------------------------------
 YEAR    PER YEAR      0%       6%      12%      0%      6%     12%     0%      6%     12%      0%         6%         12%
------  -----------    --       --      ---      --      --     ---     --      --     ---      --         --         ---
   1     $  2,100   $176,018 $176,018 $176,018 $     1 $   93 $   186 $ 1,348 $1,440 $ 1,533    -99.97%    -95.34%    -90.70%
   2        4,305    176,018  176,018  176,018   1,314  1,586   1,868   2,739  3,010   3,293    -54.76     -47.88     -41.18
   3        6,620    176,018  176,018  176,018   2,592  3,133   3,719   4,095  4,635   5,221    -36.45     -29.14     -22.08
   4        9,051    176,018  176,018  176,018   3,834  4,737   5,754   5,415  6,317   7,334    -27.34     -19.90     -12.76
   5       11,604    176,018  176,018  176,018   5,038  6,397   7,990   6,696  8,055   9,648    -22.04     -14.54      -7.39
   6       14,284    176,018  176,018  176,018   6,201  8,115  10,449   7,937  9,851  12,185    -18.62     -11.09      -3.94
   7       17,098    176,018  176,018  176,018   7,321  9,888  13,149   9,134 11,702  14,963    -16.28      -8.70      -1.57
   8       20,053    176,018  176,018  176,018   8,398 11,721  16,118  10,289 13,613  18,009    -14.58      -6.96       0.16
   9       23,156    176,018  176,018  176,018   9,428 13,612  19,380  11,397 15,581  21,350    -13.30      -5.65       1.47
  10       26,414    176,018  176,018  176,018  10,411 15,564  22,970  12,459 17,612  25,017    -12.32      -4.62       2.50
  15       45,315    176,018  176,018  176,018  16,949 28,664  49,547  16,949 28,664  49,547     -7.55      -0.57       6.05
  20       69,439    176,018  176,018  237,754  20,246 41,842  89,167  20,246 41,842  89,167     -7.06       0.43       7.14
  25      100,227    176,018  176,018  333,632  20,650 56,216 149,080  20,650 56,216 149,080     -7.74       0.89       7.63
  30      139,522    176,018  176,018  453,051  16,308 71,206 237,777  16,508 71,206 237,777    -10.58       1.08       7.85
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
-------    --         --         ---
   1     8,700.91%  8,700.91%  8,700.91%
   2       789.46     789.46     789.46
   3       306.92     306.92     306.92
   4       174.74     174.74     174.74
   5       117.36     117.36     117.36
   6        86.26      86.26      86.26
   7        67.07      67.07      67.07
   8        54.18      54.18      54.18
   9        44.98      44.98      44.98
  10        38.14      38.14      38.14
  15        20.20      20.20      20.20
  20        12.69      12.69      15.07
  25         8.70       8.70      12.68
  30         6.26       6.26      11.12

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 35

        $2,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $176,018 FACE AMOUNT

                       OPTION 2--VARIABLE DEATH BENEFIT

   THIS ILLUSTRATION IS BASED ON GUARANTEED MAXIMUM COST OF INSURANCE RATES.

                          DEATH BENEFIT             NET CASH VALUE             CASH VALUE           INTERNAL RATE OF RETURN
         PREMIUMS     ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL         ON NET CASH VALUE
        ACCUMULATED        GROSS ANNUAL              GROSS ANNUAL             GROSS ANNUAL        ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF         RATE OF RETURN OF        RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ------------------------ ------------------------ -------------------------------
 YEAR    PER YEAR      0%       6%      12%      0%      6%      12%      0%      6%      12%       0%         6%         12%
------  -----------    --       --      ---      --      --      ---      --      --      ---       --         --         ---
   1     $  2,100   $176,018 $176,018 $176,097 $     1 $    93 $    186 $ 1,348 $ 1,440 $  1,533    -99.97%    -95.34%    -90.70%
   2        4,305    176,018  176,018  176,265   1,314   1,586    1,868   2,739   3,010    3,293    -54.76     -47.88     -41.19
   3        6,620    176,018  176,018  176,536   2,592   3,133    3,718   4,095   4,635    5,220    -36.45     -29.14     -22.10
   4        9,051    176,018  176,018  176,926   3,834   4,737    5,751   5,415   6,317    7,331    -27.34     -19.90     -12.78
   5       11,604    176,018  176,018  177,449   5,038   6,397    7,985   6,696   8,055    9,643    -22.04     -14.54      -7.41
   6       14,284    176,018  176,018  178,123   6,201   8,115   10,438   7,937   9,851   12,194    -18.62     -11.09      -3.97
   7       17,098    176,018  176,018  178,968   7,321   9,888   13,131   9,134  11,702   14,944    -16.28      -8.70      -1.60
   8       20,053    176,018  176,018  180,006   8,398  11,721   16,088  10,289  13,613   17,979    -14.58      -6.96       0.12
   9       23,156    176,018  176,018  181,259   9,428  13,612   19,333  11,397  15,581   21,302    -13.30      -5.65       1.43
  10       26,414    176,018  176,018  182,755  10,411  15,564   22,898  12,459  17,612   24,945    -12.32      -4.62       2.45
  15       45,315    176,018  176,018  195,019  16,949  28,664   49,122  16,949  28,664   49,122     -7.55      -0.57       5.95
  20       69,439    176,018  176,018  235,035  20,246  41,842   88,147  20,246  41,842   88,147     -7.06       0.43       7.04
  25      100,227    176,018  176,018  330,126  20,650  56,216  147,514  20,650  56,216  147,514     -7.74       0.89       7.56
  30      139,522    176,018  176,018  448,531  16,308  71,206  235,405  16,308  71,206  235,405    -10.58       1.08       7.80
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
-------    --         --         ---
   1     8,700.91%  8,700.91%  8,704.86%
   2       789.46     789.46     790.12
   3       306.92     306.92     307.36
   4       174.74     174.74     175.14
   5       117.36     117.36     117.78
   6        86.26      86.26      86.71
   7        67.07      67.07      67.56
   8        54.18      54.18      54.72
   9        44.98      44.98      45.58
  10        38.14      38.14      38.80
  15        20.20      20.20      21.31
  20        12.69      12.69      14.98
  25         8.70       8.70      12.61
  30         6.26       6.26      11.07

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 45

        $2,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $110,889 FACE AMOUNT

                         OPTION 1--FIXED DEATH BENEFIT

        THIS ILLUSTRATION IS BASED ON CURRENT COST OF INSURANCE RATES.

                          DEATH BENEFIT            NET CASH VALUE            CASH VALUE           INTERNAL RATE OF RETURN
         PREMIUMS     ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL   ASSUMING HYPOTHETICAL        ON NET CASH VALUE
        ACCUMULATED        GROSS ANNUAL             GROSS ANNUAL            GROSS ANNUAL        ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF         RATE OF RETURN OF       RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ----------------------- ----------------------- -------------------------------
 YEAR    PER YEAR      0%       6%      12%      0%      6%      12%     0%      6%      12%      0%         6%         12%
------  -----------    --       --      ---      --      --      ---     --      --      ---      --         --         ---
   1      $ 2,100   $110,889 $110,889 $110,889 $   305 $   397 $   489 $ 1,326 $ 1,418 $ 1,511    -84.74%    -80.14%    -75.53%
  2         4,305    110,889  110,889  110,889   1,557   1,825   2,105   2,656   2,924   3,204    -48.58     -42.17     -35.88
  3         6,620    110,889  110,889  110,889   2,765   3,296   3,872   3,942   4,473   5,048    -34.01     -27.09     -20.36
  4         9,051    110,889  110,889  110,889   3,929   4,811   5,806   5,183   6,065   7,060    -26.50     -19.34     -12.42
  5        11,604    110,889  110,889  110,889   5,044   6,368   7,922   6,376   7,700   9,255    -22.00     -14.68      -7.67
  6        14,284    110,889  110,889  110,889   6,110   7,968  10,241   7,520   9,379  11,651    -19.04     -11.60      -4.51
  7        17,098    110,889  110,889  110,889   7,122   9,609  12,778   8,610  11,097  14,266    -16.98      -9.42      -2.28
  8        20,053    110,889  110,889  110,889   8,073  11,287  15,554   9,639  12,853  17,120    -15.49      -7.82      -0.63
  9        23,156    110,889  110,889  110,889   8,959  12,999  18,593  10,603  14,642  20,237    -14.39      -6.59       0.65
 10        26,413    110,889  110,889  110,889   9,774  14,740  21,919  11,495  16,461  23,640    -13.57      -5.63       1.66
 15        45,315    110,889  110,889  110,889  14,687  25,914  46,235  14,687  25,914  46,235     -9.60      -1.85       5.24
 20        69,438    110,889  110,889  158,149  16,587  37,187  83,002  16,587  37,187  83,002     -9.41      -0.70       6.53
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
-------    --         --         ---
   1     5,444.49%  5,444.49%  5,444.49%
  2        596.29     596.29     596.29
  3        242.76     242.76     242.76
  4        140.36     140.36     140.36
  5         94.68      94.68      94.68
  6         69.53      69.53      69.53
  7         53.86      53.86      53.86
  8         43.26      43.26      43.26
  9         35.68      35.68      35.68
 10         30.01      30.01      30.01
 15         15.15      15.15      15.15
 20          8.95       8.95      11.84

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 45

        $2,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $110,889 FACE AMOUNT

                       OPTION 2--VARIABLE DEATH BENEFIT

        THIS ILLUSTRATION IS BASED ON CURRENT COST OF INSURANCE RATES.

                          DEATH BENEFIT           NET CASH VALUE           CASH VALUE           INTERNAL RATE OF RETURN
         PREMIUMS     ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL        ON NET CASH VALUE
        ACCUMULATED        GROSS ANNUAL            GROSS ANNUAL           GROSS ANNUAL        ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF        RATE OF RETURN OF      RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- --------------------- ----------------------- -------------------------------
 YEAR    PER YEAR      0%       6%      12%      0%     6%     12%     0%      6%      12%      0%         6%         12%
------  ----------- -------- -------- -------- ------ ------ ------- ------- ------- ------- ---------  ---------  ---------
   1      $ 2,100   $110,889 $110,889 $110,968 $  305 $  397 $   489 $ 1,326 $ 1,418 $ 1,510    -84.74%    -80.14%    -75.54%
   2        4,305    110,889  110,889  111,133  1,557  1,825   2,104   2,656   2,924   3,203    -48.58     -42.17     -35.90
   3        6,620    110,889  110,889  111,397  2,765  3,296   3,869   3,942   4,473   5,046    -34.01     -27.09     -20.39
   4        9,051    110,889  110,889  111,775  3,929  4,811   5,800   5,183   6,065   7,054    -26.50     -19.34     -12.46
   5       11,604    110,889  110,889  112,280  5,044  6,368   7,910   6,376   7,700   9,243    -22.00     -14.68      -7.71
   6       14,284    110,889  110,889  112,928  6,110  7,968  10,219   7,520   9,379  11,629    -19.04     -11.60      -4.57
   7       17,098    110,889  110,889  113,737  7,122  9,609  12,740   8,610  11,097  14,228    -16.98      -9.42      -2.36
   8       20,053    110,889  110,889  114,728  8,073 11,287  15,491   9,639  12,853  17,057    -15.49      -7.82      -0.72
   9       23,156    110,889  110,889  115,920  8,959 12,999  18,492  10,603  14,642  20,136    -14.39      -6.59       0.54
  10       26,413    110,889  110,889  117,339  9,774 14,740  21,763  11,495  16,461  23,484    -13.57      -5.63       1.53
  15       45,315    110,889  110,889  128,821 14,687 25,914  45,242  14,687  25,914  45,242     -9.60      -1.85       4.98
  20       69,438    110,889  110,889  153,333 16,587 37,187  80,474  16,587  37,187  80,474     -9.41      -0.70       6.27
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------- ---------- ---------- ----------
   1     5,444.49%  5,444.49%  5,448.40%
   2       596.29     596.29     597.11
   3       242.76     242.76     243.35
   4       140.36     140.36     140.92
   5        94.68      94.68      95.27
   6        69.53      69.53      70.17
   7        53.86      53.86      54.57
   8        43.26      43.26      44.05
   9        35.68      35.68      36.56
  10        30.01      30.01      31.00
  15        15.15      15.15      16.79
  20         8.95       8.95      11.59

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 45

        $2,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $110,889 FACE AMOUNT

                         OPTION 1--FIXED DEATH BENEFIT

   THIS ILLUSTRATION IS BASED ON GUARANTEED MAXIMUM COST OF INSURANCE RATES.

                          DEATH BENEFIT            NET CASH VALUE           CASH VALUE          INTERNAL RATE OF RETURN
         PREMIUMS     ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL       ON NET CASH VALUE
        ACCUMULATED        GROSS ANNUAL             GROSS ANNUAL           GROSS ANNUAL       ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF         RATE OF RETURN OF      RATE OF RETURN OF     ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ----------------------- --------------------- -------------------------------
 YEAR    PER YEAR      0%       6%      12%      0%      6%      12%     0%     6%     12%      0%         6%         12%
------  -----------    --       --      ---      --      --      ---     --     --     ---      --         --         ---
   1      $ 2,100   $110,889 $110,889 $110,889 $   305 $   397 $   489 $1,326 $1,418 $ 1,511    -84.74%    -80.14%    -75.53%
   2        4,305    110,889  110,889  110,889   1,557   1,825   2,105  2,656  2,924   3,204    -48.58     -42.17     -35.88
   3        6,620    110,889  110,889  110,889   2,765   3,296   3,872  3,942  4,473   5,048    -34.01     -27.09     -20.36
   4        9,051    110,889  110,889  110,889   3,929   4,811   5,806  5,183  6,065   7,060    -26.50     -19.34     -12.42
   5       11,604    110,889  110,889  110,889   5,044   6,368   7,922  6,376  7,700   9,255    -22.00     -14.68      -7.67
   6       14,284    110,889  110,889  110,889   6,110   7,968  10,241  7,520  9,379  11,651    -19.04     -11.60      -4.51
   7       17,098    110,889  110,889  110,889   7,122   9,609  12,778  8,610 11,097  14,266    -16.98      -9.42      -2.28
   8       20,053    110,889  110,889  110,889   8,073  11,287  15,554  9,639 12,853  17,120    -15.49      -7.82      -0.63
   9       23,156    110,889  110,889  110,889   8,959  12,999  18,593 10,603 14,642  20,237    -14.39      -6.59       0.65
  10       26,413    110,889  110,889  110,889   9,774  14,740  21,919 11,495 16,461  23,640    -13.57      -5.63       1.66
  15       45,315    110,889  110,889  110,889  14,687  25,914  46,235 14,687 25,914  46,235     -9.60      -1.85       5.24
  20       69,438    110,889  110,889  156,440  15,529  36,267  82,105 15,529 36,267  82,105    -10.22       -.94       6.44
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
-------    --         --         ---
   1     5,444.49%  5,444.49%  5,444.49%
   2       596.29     596.29     596.29
   3       242.76     242.76     242.76
   4       140.36     140.36     140.36
   5        94.68      94.68      94.68
   6        69.53      69.53      69.53
   7        53.86      53.86      53.86
   8        43.26      43.26      43.26
   9        35.68      35.68      35.68
  10        30.01      30.01      30.01
  15        15.15      15.15      15.15
  20         8.95       8.95      11.75

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 45

        $2,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $110,889 FACE AMOUNT

                       OPTION 2--VARIABLE DEATH BENEFIT

   THIS ILLUSTRATION IS BASED ON GUARANTEED MAXIMUM COST OF INSURANCE RATES.

                          DEATH BENEFIT            NET CASH VALUE            CASH VALUE           INTERNAL RATE OF RETURN
         PREMIUMS     ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL   ASSUMING HYPOTHETICAL        ON NET CASH VALUE
        ACCUMULATED        GROSS ANNUAL             GROSS ANNUAL            GROSS ANNUAL        ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF         RATE OF RETURN OF       RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ----------------------- ----------------------- -------------------------------
 YEAR    PER YEAR      0%       6%      12%      0%      6%      12%     0%      6%      12%      0%         6%         12%
------  -----------    --       --      ---      --      --      ---     --      --      ---      --         --         ---
   1      $ 2,100   $110,889 $110,889 $110,968 $   305 $   397 $   489 $ 1,326 $ 1,418 $ 1,510    -84.74%    -80.14%    -75.54%
   2        4,305    110,889  110,889  111,133   1,557   1,825   2,104   2,656   2,924   3,203    -48.58     -42.17     -35.90
   3        6,620    110,889  110,889  111,397   2,765   3,296   3,869   3,942   4,473   5,046    -34.01     -27.09     -20.39
   4        9,051    110,889  110,889  111,775   3,929   4,811   5,800   5,183   6,065   7,054    -26.50     -19.34     -12.46
   5       11,604    110,889  110,889  112,280   5,044   6,368   7,910   6,376   7,700   9,243    -22.00     -14.68      -7.71
   6       14,284    110,889  110,889  112,928   6,110   7,968  10,219   7,520   9,379  11,629    -19.04     -11.60      -4.57
   7       17,098    110,889  110,889  113,737   7,122   9,609  12,740   8,610  11,097  14,228    -16.98      -9.42      -2.36
   8       20,053    110,889  110,889  114,728   8,073  11,287  15,491   9,639  12,853  17,057    -15.49      -7.82      -0.72
   9       23,156    110,889  110,889  115,920   8,959  12,999  18,492  10,603  14,642  20,136    -14.39      -6.59       0.54
  10       26,413    110,889  110,889  117,339   9,774  14,740  21,763  11,495  16,461  23,484    -13.57      -5.63       1.53
  15       45,315    110,889  110,889  128,821  14,687  25,914  45,242  14,687  25,914  45,242     -9.60      -1.85       4.98
  20       69,438    110,889  110,889  151,538  15,529  36,267  79,533  15,529  36,267  79,533    -10.22       -.94       6.17
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
-------    --         --         ---
   1     5,444.49%  5,444.49%  5,448.40%
   2       596.29     596.29     597.11
   3       242.76     242.76     243.35
   4       140.36     140.36     140.92
   5        94.68      94.68      95.27
   6        69.53      69.53      70.17
   7        53.86      53.86      54.57
   8        43.26      43.26      44.05
   9        35.68      35.68      36.56
  10        30.01      30.01      31.00
  15        15.15      15.15      16.79
  20         8.95       8.95      11.49

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  APPENDIX B

                       INVESTMENT EXPERIENCE INFORMATION

  The information contained in this Appendix gives hypothetical illustrations of the Variable Account's and the Policy's investment experience based on the historical investment experience of the Eligible Funds. It does not represent what may happen in the future.

  The Policies were not available until June 1988. The New England Zenith Fund and the Variable Account commenced operations on August 26, 1983. The Westpeak Stock Index and Back Bay Advisors Managed Series of the New England Zenith Fund commenced operations on May 1, 1987. The Westpeak Growth and Income Series and Loomis Sayles Avanti Growth Series of the New England Zenith Fund commenced operations on April 30, 1993. The Loomis Sayles Small Cap Series commenced operations on May 2, 1994 and was made available under the Policies on December 19, 1994. The remaining New England Zenith Fund Series commenced operations on October 31, 1994 and were made available under the Policies on May 1, 1995. The Equity-Income Portfolio and Overseas Portfolio of the VIP Fund commenced operations on October 9, 1986 and January 28, 1987, respectively. They were first made available as investment options under the Policies on April 30, 1993. The High Income Portfolio of the VIP Fund and the Asset Manager Portfolio of VIP Fund II commenced operations on September 19, 1985 and September 6, 1989, respectively, and were added as investment options on December 19, 1994. The illustrations are based on the actual investment experience of the relevant Eligible Funds for the periods shown (and reflect actual charges and expenses incurred by the Eligible Funds), and reflect a charge for mortality and expense risks against the Variable Account's assets at an annual rate of .60%. The illustrations assume that annual scheduled premiums are paid at the beginning of each year and that no loans, transfers or other Policy Owner transactions were made during the periods shown.

VARIABLE ACCOUNT INVESTMENT EXPERIENCE

  The Policies are supported by the Variable Account which invests in the Eligible Funds. The investment experience of the sub-account or sub-accounts chosen by Policy Owners will affect the values and benefits of their Policies.

  Many factors in addition to investment experience will affect the actual values and benefits of a particular Policy. For instance, these investment experience figures do not reflect the charges deducted from premiums and monthly deductions from the cash value. (See "Charges Assessed in Connection with the Policy", "Cost of Insurance Charges" and "Charges and Expenses".)

NET RATES OF RETURN

  The annual net rate of return is the effective earnings rate at which the investment sub-accounts increased or decreased over a one year period, based on the investment experience of the relevant Eligible Funds. The rate is calculated by taking the difference between the sub-accounts' ending values and beginning values of the period and dividing it by the beginning values of the period.

  The effective annual net rate of return since inception is the annualized effective interest rate at which the sub-accounts increased or decreased since the inception dates of the sub-accounts. For each sub-account, the rate is calculated by taking the difference between the sub-account's ending value and the value on the date of its inception and dividing it by the value on the date of inception. This result is the total net rate of return since inception ("Total Return"). The effective annual net rate of return is the rate which, if compounded annually, would equal the total net rate of return since inception.

               SUB-ACCOUNTS INVESTING IN NEW ENGLAND ZENITH FUND

                                                                    ANNUAL NET RATE OF RETURN
                  -----------------------------------------------------------------------------------------------------------
                                                                           FOR ONE YEAR ENDING
                  8/26/83- --------------------------------------------------------------------------------------------------
SUB-ACCOUNT       12/31/83 12/31/84 12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------       -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth*.    8.64%    -.96%   67.09%   94.04%   51.79%   -9.34%   29.98%   -4.06%   53.06%   -6.61%   14.28%   -7.62%
Bond Income.....    2.83%   12.10    18.05    14.15     1.65     7.72    11.63     7.44    17.25     7.53    11.94    -3.94
Money Market....    3.08%    9.96     7.61     6.16     5.89     6.87     8.60     7.54     5.58     3.18     2.36     3.35

                     ----------------- 8/26/83-  8/28/83-
                                       12/31/96  12/31/96
                     -----------------  TOTAL    EFFECTIVE
SUB-ACCOUNT          12/31/95 12/31/96  RETURN    ANNUAL
-----------          -------- -------- --------  ---------
Capital Growth*.      37.21%   20.34%  1,391.81%   22.44%
Bond Income.....      20.47     3.98     246.43     9.75
Money Market....       5.07     4.50     116.55     5.96

                                                 ANNUAL NET RATE OF RETURN
                 ----------------------------------------------------------------------------------------- 5/1/87-   5/1/87-
                                                        FOR ONE YEAR ENDING                                12/31/96 12/31/96
                 5/1/87-  --------------------------------------------------------------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT      12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96  RETURN   ANNUAL
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- ---------
Stock Index.....  -12.55%  15.65%   29.37%   -4.72%   29.65%    6.65%    9.07%    0.51%   36.10%   21.73%   213.08%   12.53%
Managed.........   -1.06%   8.83    18.37     2.59    19.45     6.06     9.99    -1.70    30.48    14.34    167.21    10.70

                               ANNUAL NET RATE OF RETURN
                          -----------------------------------
                                      FOR ONE YEAR ENDING     4/30/93- 4/30/93-
                                   -------------------------- 12/31/96 12/31/96
                          4/30/93                              TOTAL   EFFECTIVE
SUB-ACCOUNT               12/31/93 12/31/94 12/31/95 12/31/96  RETURN   ANNUAL
-----------               -------- -------- -------- -------- -------- ---------
Growth and Income........  13.78%   -1.80%   35.65%   17.38%   77.93%    16.99%
Avanti Growth............  14.28     -.87    29.57    16.90    71.60     15.84


                             ANNUAL NET RATE OF RETURN       5/2/94-   5/2/94-
                       ------------------------------------- 12/31/96 12/31/96
                       5/2/94-  FOR ONE YEAR ENDING           TOTAL   EFFECTIVE
SUB-ACCOUNT            12/31/94      12/31/95       12/31/96  RETURN   ANNUAL
-----------            -------- ------------------- -------- -------- ---------
Small Cap.............  -3.61%         28.08%        29.90%   60.36%    19.37%

                               ANNUAL NET RATE OF RETURN        10/31/94- 10/31/94-
                         -------------------------------------- 12/31/96  12/31/96
                         10/31/94- FOR ONE YEAR ENDING            TOTAL   EFFECTIVE
SUB-ACCOUNT              12/31/94       12/31/95       12/31/96   RETURN   ANNUAL
-----------              --------- ------------------- -------- --------- ---------
Equity Growth...........   -4.29%         47.81%        12.49%    59.14%    23.89%
Balanced................    -.20          24.05         16.21     43.87     18.26
Venture Value...........   -3.60          38.45         25.08     66.95     26.66
International Magnum
 Equity**...............    2.50           5.60          6.03     14.77      6.56

--------
 * Rates of return reflect the Capital Growth Series' former investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

** The Morgan Stanley International Magnum Equity Series' Sub-adviser was
   Draycott Partners until May 1, 1997, when Morgan Stanley Asset Management became the sub-adviser.

           SUB-ACCOUNTS INVESTING IN VARIABLE INSURANCE PRODUCTS FUND

                                                     ANNUAL NET RATE OF RETURN
                 -------------------------------------------------------------------------------------------------- 10/9/86-
                                                             FOR ONE YEAR ENDING                                    12/31/96
                 10/9/86- -----------------------------------------------------------------------------------------  TOTAL
SUB-ACCOUNT      12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96  RETURN
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Equity-Income...   .06%    -3.08%   21.98%   16.64%  -15.80%   31.07%   16.39%   17.59%   6.43%    34.29%   13.59%  241.39%
                 10/9/86-
                 12/31/96
                 EFFECTIVE
SUB-ACCOUNT       ANNUAL
-----------      ---------
Equity-Income...  12.75%

                                                 ANNUAL NET RATE OF RETURN
                 ----------------------------------------------------------------------------------------- 1/28/87- 1/28/87-
                                                        FOR ONE YEAR ENDING                                12/31/96 12/31/96
                 1/28/87- --------------------------------------------------------------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT      12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96  RETURN   ANNUAL
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- ---------
Overseas........  -5.90%   7.48%    25.53%   -2.26%   7.79%   -11.12%   36.53%    1.12%    9.02%   12.53%  100.24%    7.25%

                                                          ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
                                                                 FOR ONE YEAR ENDING
                 9/19/85- --------------------------------------------------------------------------------------------------
SUB-ACCOUNT      12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
High Income.....  6.20%    16.98%   0.61%    10.97%   -4.75%   -2.82%   34.27%   22.43%   19.68%   -2.13%   19.88%   13.35%
                 9/19/85- 9/19/85-
                 12/31/96 12/31/96
                  TOTAL   EFFECTIVE
SUB-ACCOUNT       RETURN   ANNUAL
-----------      -------- ---------
High Income..... 235.91%   11.34%

          SUB-ACCOUNT INVESTING IN VARIABLE INSURANCE PRODUCTS FUND II

                                                ANNUAL NET RATE OF RETURN
                         ----------------------------------------------------------------------- 9/6/89-   9/6/89-
                                                       FOR ONE YEAR ENDING                       12/31/96 12/31/96
                         9/6/89-  --------------------------------------------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT              12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96  RETURN   ANNUAL
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- ---------
Asset Manager...........   .62%    6.08%    21.83%   11.04%   20.51%   -6.65%   16.26%   13.91%  115.11%   11.03%

POLICY PERFORMANCE

  The material below assumes, in the first example, a Policy with an Option 1 death benefit was issued with a $176,018 face amount and annual premiums of $2,000, paid on August 26 of each year (May 1 in the case of the Zenith Stock Index and Managed Sub-Accounts; May 2 in the case of the Zenith Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith International Magnum Equity, Zenith Venture Value, and Zenith Equity Growth Sub-Accounts; October 9 in the case of the Equity-Income Sub-Account; January 28 in the case of the Overseas Sub-Account; April 30 in the case of the Zenith Growth and Income and Zenith Avanti Growth Sub-Accounts; September 19 in the case of the High Income Sub-Account; September 6 in the case of the Asset Manager Sub-Account), to a male nonsmoker standard risk, age 35. The second example assumes a Policy was issued with a $197,864 face amount and annual premiums of $2,000, paid on August 26 of each year (May 1 in the case of the Zenith Stock Index and Managed Sub-Accounts; May 2 in the case of the Zenith Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith International Magnum Equity, Zenith Venture Value, and Zenith Equity Growth Sub-Accounts; October 9 in the case of the Equity-Income Sub-Account; January 28 in the case of the Overseas Sub-Account; April 30 in the case of the Zenith Growth and Income and Zenith Avanti Growth Sub-Accounts; September 19 in the case of the High Income Sub-Account; September 6 in the case of the Asset Manager Sub-Account), to a female nonsmoker standard risk, age 35. The death benefits, cash values and internal rates of return assume in each instance that the entire policy value was invested in the particular sub-account for the period shown. These illustrations of Policy investment experience also reflect all charges applicable to the Policy, including cost of insurance charges based on NELICO's current rates. (See Appendix A for the definition of the internal rate of return.)

                     MALE NONSMOKER STANDARD RISK, AGE 35
                         OPTION 1--FIXED DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 2,000  $176,018 $176,018 $ 1,754 $   408       --             --
December 31, 1983.......   2,000   176,018  176,018   1,767     420     -98.87%          --
December 31, 1984.......   4,000   176,018  176,018   3,125   1,700     -70.31       2,596.84%
December 31, 1985.......   6,000   176,018  176,018   6,938   5,435      -7.20         526.27
December 31, 1986.......   8,000   176,018  176,018  14,826  13,245      28.61         244.56
December 31, 1987.......  10,000   176,018  176,018  23,555  21,897      34.57         149.53
December 31, 1988.......  12,000   176,018  176,018  22,775  21,039      19.80         104.22
December 31, 1989.......  14,000   176,018  176,018  30,987  29,174      21.72          78.34
December 31, 1990.......  16,000   176,018  176,018  30,877  28,986      15.14          61.82
December 31, 1991.......  18,000   176,018  199,689  48,770  46,801      21.18          53.35
December 31, 1992.......  20,000   176,018  187,012  47,028  44,981      16.03          43.42
December 31, 1993.......  22,000   176,018  214,155  55,065  53,189      15.68          39.38
December 31, 1994.......  24,000   176,018  194,787  51,603  50,136      11.98          32.72
December 31, 1995.......  26,000   176,018  258,618  72,694  71,636      14.90          32.61
December 31, 1996.......  28,000   176,018  312,431  88,313  87,664      15.39          31.36

ZENITH BOND INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 2,000  $176,018 $176,018 $ 1,754 $   408       --             --
December 31, 1983.......   2,000   176,018  176,018   1,663     316       --             --
December 31, 1984.......   4,000   176,018  176,018   3,373   1,949     -62.69%      2,596.84%
December 31, 1985.......   6,000   176,018  176,018   5,485   3,983     -28.17         526.27
December 31, 1986.......   8,000   176,018  176,018   7,702   6,121     -14.16         244.56
December 31, 1987.......  10,000   176,018  176,018   9,241   7,583     -11.70         149.53
December 31, 1988.......  12,000   176,018  176,018  11,358   9,622      -7.77         104.22
December 31, 1989.......  14,000   176,018  176,018  14,069  12,256      -3.99          78.34
December 31, 1990.......  16,000   176,018  176,018  16,520  14,629      -2.34          61.82
December 31, 1991.......  18,000   176,018  176,018  20,788  18,819       1.02          50.46
December 31, 1992.......  20,000   176,018  176,018  23,636  21,589       1.57          42.23
December 31, 1993.......  22,000   176,018  176,018  27,711  25,834       2.97          36.02
December 31, 1994.......  24,000   176,018  176,018  27,773  26,306       1.56          31.18
December 31, 1995.......  26,000   176,018  176,018  34,793  33,735       4.01          27.32
December 31, 1996.......  28,000   176,018  176,018  37,418  36,770       3.88          24.18

ZENITH MONEY MARKET SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 2,000  $176,018 $176,018 $ 1,754 $   408       --             --
December 31, 1983.......   2,000   176,018  176,018   1,667     320       --             --
December 31, 1984.......   4,000   176,018  176,018   3,270   1,845     -65.88%      2,596.84%
December 31, 1985.......   6,000   176,018  176,018   4,976   3,473     -36.63         526.27
December 31, 1986.......   8,000   176,018  176,018   6,714   5,133     -23.15         244.56
December 31, 1987.......  10,000   176,018  176,018   8,528   6,870     -15.84         149.53
December 31, 1988.......  12,000   176,018  176,018  10,524   8,788     -10.98         104.22
December 31, 1989.......  14,000   176,018  176,018  12,807  10,993      -7.28          78.34
December 31, 1990.......  16,000   176,018  176,018  15,122  13,230      -4.99          61.82
December 31, 1991.......  18,000   176,018  176,018  17,284  15,315      -3.76          50.46
December 31, 1992.......  20,000   176,018  176,018  19,114  17,067      -3.31          42.23
December 31, 1993.......  22,000   176,018  176,018  20,816  18,939      -2.84          36.02
December 31, 1994.......  24,000   176,018  176,018  22,746  21,279      -2.08          31.18
December 31, 1995.......  26,000   176,018  176,018  25,084  24,027      -1.25          27.32
December 31, 1996.......  28,000   176,018  176,018  27,358  26,709       -.69          24.18

ZENITH STOCK INDEX SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 2,000  $176,018 $176,018 $ 1,754 $   408       --            --
December 31, 1987.......   2,000   176,018  176,018   1,322      83       --            --
December 31, 1988.......   4,000   176,018  176,018   3,037   1,612     -57.40%      1,304.55%
December 31, 1989.......   6,000   176,018  176,018   5,728   4,225     -19.73         393.40
December 31, 1990.......   8,000   176,018  176,018   6,784   5,204     -19.03         205.08
December 31, 1991.......  10,000   176,018  176,018  10,336   8,678      -5.28         131.98
December 31, 1992.......  12,000   176,018  176,018  12,492  10,756      -3.45          94.63
December 31, 1993.......  14,000   176,018  176,018  15,075  13,262      -1.48          72.41
December 31, 1994.......  16,000   176,018  176,018  16,515  14,624      -2.16          57.84
December 31, 1995.......  18,000   176,018  176,018  24,273  22,304       4.55          47.63
December 31, 1996.......  20,000   176,018  176,018  30,809  28,762       6.90          40.12

ZENITH MANAGED SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON   INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH     NET CASH     OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE        VALUE       DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ---------------- -------------
May 1, 1987.............  $2,000  $176,018 $176,018 $1,754  $  408         --             --
December 31, 1987.......   2,000   176,018  176,018  1,500     153       -97.86%          --
December 31, 1988.......   4,000   176,018  176,018  3,123   1,698       -55.06        1,304.55%
December 31, 1989.......   6,000   176,018  176,018  5,362   3,860       -24.42          393.40
December 31, 1990.......   8,000   176,018  176,018  6,968   5,388       -17.55          205.08
December 31, 1991.......  10,000   176,018  176,018  9,865   8,206        -7.34          131.98
December 31, 1992.......  12,000   176,018  176,018 11,953  10,217        -5.07           94.63
December 31, 1993.......  14,000   176,018  176,018 14,572  12,758        -2.54           72.41
December 31, 1994.......  16,000   176,018  176,018 15,673  13,782        -3.60           57.84
December 31, 1995.......  18,000   176,018  176,018 22,138  20,168         2.42           47.63
December 31, 1996.......  20,000   176,018  176,018 26,619  24,572         3.94           40.12

ZENITH AVANTI GROWTH SUB-ACCOUNT
                                                                    INTERNAL RATE OF
                          TOTAL   MINIMUM  VARIABLE                    RETURN ON     INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH     NET CASH     OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE        VALUE       DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ---------------- -------------
April 30, 1993..........  $2,000  $176,018 $176,018 $1,754  $  408         --             --
December 31, 1993.......   2,000   176,018  176,018  1,711     365       -92.08%          --
December 31, 1994.......   4,000   176,018  176,018  3,134   1,709       -54.67        1,298.23
December 31, 1995.......   6,000   176,018  176,018  5,840   4,337       -18.32          392.51
December 31, 1996.......   8,000   176,018  176,018  8,323   6,743        -7.75          204.79

ZENITH GROWTH AND INCOME SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON   INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH     NET CASH     OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE        VALUE       DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ---------------- -------------
April 30, 1993..........  $2,000  $176,018 $176,018 $1,754  $  408         --             --
December 31, 1993.......   2,000   176,018  176,018  1,703     356       -92.36%          --
December 31, 1994.......   4,000   176,018  176,018  3,101   1,676       -55.56        1,298.23
December 31, 1995.......   6,000   176,018  176,018  5,990   4,487       -16.50          392.51
December 31, 1996.......   8,000   176,018  176,018  8,596   7,016        -5.97          204.79

ZENITH SMALL CAP SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON   INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH     NET CASH     OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE        VALUE       DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ---------------- -------------
May 2, 1994.............  $2,000  $176,018 $176,018 $1,754  $  408         --             --
December 31, 1994.......   2,000   176,018  176,018  1,438      92         --             --
December 31, 1995.......   4,000   176,018  176,018  3,570   2,145       -43.37%       1,310.92%
December 31, 1996.......   6,000   176,018  176,018  6,264   4,762       -13.31          394.28

ZENITH EQUITY GROWTH SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON   INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH     NET CASH     OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE        VALUE       DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ---------------- -------------
October 31, 1994........  $2,000  $176,018 $176,018 $1,754  $  408         --             --
December 31, 1994.......   2,000   176,018  176,018  1,586     240         --             --
December 31,1995........   4,000   176,018  176,018  3,675   2,250       -65.55%       4,449.85%
December 31, 1996.......   6,000   176,018  176,018  5,592   4,089       -30.68          639.00

ZENITH BALANCED SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON   INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH     NET CASH     OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE        VALUE       DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ---------------- -------------
October 31, 1994........  $2,000  $176,018 $176,018 $1,754  $  408         --             --
December 31, 1994.......   2,000   176,018  176,018  1,679     332         --             --
December 31, 1995.......   4,000   176,018  176,018  3,521   2,097       -71.04%       4,449.85%
December 31, 1996.......   6,000   176,018  176,018  5,553   4,050       -31.39          639.00

ZENITH VENTURE VALUE SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 2,000  $176,018 $176,018 $ 1,754  $  408       --             --
December 31, 1994.......   2,000   176,018  176,018   1,626     279       --             --
December 31, 1995.......   4,000   176,018  176,018   3,675   2,250     -65.55%      4,449.85%
December 31, 1996.......   6,000   176,018  176,018   6,073   4,571     -22.20         639.00

ZENITH INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 2,000  $176,018 $176,018 $ 1,754  $  408       --             --
December 31, 1994.......   2,000   176,018  176,018   1,720     374       --             --
December 31, 1995.......   4,000   176,018  176,018   3,304   1,879     -78.51%      4,449.85%
December 31, 1996.......   6,000   176,018  176,018   4,949   3,447     -43.06         639.00

EQUITY-INCOME SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 9, 1986......... $ 2,000  $176,018 $176,018 $ 1,754  $  408       --             --
December 31, 1986.......   2,000   176,018  176,018   1,687     340       --             --
December 31, 1987.......   4,000   176,018  176,018   2,781   1,357     -88.68%      3,658.16%
December 31, 1988.......   6,000   176,018  176,018   4,765   3,262     -44.44         597.26
December 31, 1989.......   8,000   176,018  176,018   6,975   5,395     -22.16         263.01
December 31, 1990.......  10,000   176,018  176,018   7,347   5,689     -25.21         157.23
December 31, 1991.......  12,000   176,018  176,018  11,057   9,321      -9.31         108.29
December 31, 1992.......  14,000   176,018  176,018  14,349  12,535      -3.44          80.80
December 31, 1993.......  16,000   176,018  176,018  18,190  16,298        .49          63.45
December 31, 1994.......  18,000   176,018  176,018  20,622  18,652        .84          51.61
December 31, 1995.......  20,000   176,018  176,018  29,211  27,164       6.34          43.07
December 31, 1996.......  22,000   176,018  176,018  34,371  32,426       7.21          36.66

OVERSEAS SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
January 28, 1987........ $ 2,000  $176,018 $176,018 $ 1,754  $  408       --             --
December 31, 1987.......   2,000   176,018  176,018   1,294      18       --             --
December 31, 1988.......   4,000   176,018  176,018   3,040   1,616     -49.16%        874.98%
December 31, 1989.......   6,000   176,018  176,018   5,466   3,964     -20.09         323.81
December 31, 1990.......   8,000   176,018  176,018   6,765   5,185     -17.14         181.02
December 31, 1991.......  10,000   176,018  176,018   8,768   7,110     -11.46         120.48
December 31, 1992.......  12,000   176,018  176,018   8,953   7,217     -14.72          88.08
December 31, 1993.......  14,000   176,018  176,018  14,067  12,253      -3.40          68.24
December 31, 1994.......  16,000   176,018  176,018  15,430  13,538      -3.79          54.99
December 31, 1995.......  18,000   176,018  176,018  18,526  16,557      -1.70          45.57
December 31, 1996.......  20,000   176,018  176,018  22,146  20,099        .09          38.58

HIGH INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
September 19, 1985...... $ 2,000  $176,018 $176,018 $ 1,754  $  408       --             --
December 31, 1985.......   2,000   176,018  176,018   1,754     407       --             --
December 31, 1986.......   4,000   176,018  176,018   3,501   2,077     -62.77%      3,107.49%
December 31, 1987.......   6,000   176,018  176,018   4,927   3,425     -39.43         563.12
December 31, 1988.......   8,000   176,018  176,018   6,891   5,311     -22.27         254.34
December 31, 1989.......  10,000   176,018  176,018   7,891   6,232     -20.56         153.65
December 31, 1990.......  12,000   176,018  176,018   9,021   7,285     -18.14         106.41
December 31, 1991.......  14,000   176,018  176,018  13,499  11,685      -5.54          79.66
December 31, 1992.......  16,000   176,018  176,018  17,847  15,955       -.07          62.70
December 31, 1993.......  18,000   176,018  176,018  22,727  20,758       3.30          51.08
December 31, 1994.......  20,000   176,018  176,018  23,533  21,486       1.49          42.69
December 31, 1995.......  22,000   176,018  176,018  29,540  27,630       4.24          36.37
December 31, 1996.......  24,000   176,018  176,018  34,670  33,169       5.45          31.45

ASSET MANAGER SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
September 6, 1989....... $ 2,000  $176,018 $176,018 $ 1,754  $  408       --             --
December 31, 1989.......   2,000   176,018  176,018   1,668     321       --             --
December 31, 1990.......   4,000   176,018  176,018   3,238   1,814     -68.76%      2,813.78%
December 31, 1991.......   6,000   176,018  176,018   5,415   3,913     -29.97         542.64
December 31, 1992.......   8,000   176,018  176,018   7,469   5,889     -16.44         248.96
December 31, 1993.......  10,000   176,018  176,018  10,479   8,821      -5.40         151.39
December 31, 1994.......  12,000   176,018  176,018  11,058   9,322      -8.99         105.21
December 31, 1995.......  14,000   176,018  176,018  14,324  12,510      -3.40          78.94
December 31, 1996.......  16,000   176,018  176,018  17,736  15,845       -.26          62.22

                     FEMALE NONSMOKER STANDARD RISK, AGE 35
                         OPTION 1--FIXED DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
August 26, 1983.........  $2,000  $197,864 $197,864 $1,755  $  299       --             --
December 31, 1983.......   2,000   197,864  197,864  1,772     316       --             --
December 31, 1984.......   4,000   197,864  197,864  3,145   1,611     -72.98%      2,848.04%
December 31, 1985.......   6,000   197,864  197,864  6,989   5,377      -7.97         560.87
December 31, 1986.......   8,000   197,864  197,864 14,928  13,239      28.58         258.37
December 31, 1987.......  10,000   197,864  197,864 23,704  21,936      34.66         157.45
December 31, 1988.......  12,000   197,864  197,864 22,896  21,050      19.81         109.61
December 31, 1989.......  14,000   197,864  197,864 31,121  29,198      21.75          82.38
December 31, 1990.......  16,000   197,864  197,864 30,979  28,978      15.14          65.04
December 31, 1991.......  18,000   197,864  230,371 48,882  46,803      21.19          56.66
December 31, 1992.......  20,000   197,864  215,711 47,085  44,929      16.01          46.22
December 31, 1993.......  22,000   197,864  246,992 55,079  53,102      15.65          41.84
December 31, 1994.......  24,000   197,864  224,664 51,577  50,031      11.94          34.90
December 31, 1995.......  26,000   197,864  298,393 72,631  71,517      14.88          34.59
December 31, 1996.......  28,000   197,864  360,752 88,244  87,561      15.37          33.17

ZENITH BOND INCOME SUB-ACCOUNT
                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
August 26, 1983.........  $2,000  $197,864 $197,864 $1,755  $  299       --             --
December 31, 1983.......   2,000   197,864  197,864  1,668     212       --             --
December 31, 1984.......   4,000   197,864  197,864  3,395   1,861     -65.40%      2,848.04%
December 31, 1985.......   6,000   197,864  197,864  5,525   3,913     -29.29         560.87
December 31, 1986.......   8,000   197,864  197,864  7,750   6,061     -14.68         258.37
December 31, 1987.......  10,000   197,864  197,864  9,287   7,520     -12.05         157.45
December 31, 1988.......  12,000   197,864  197,864 11,396   9,550      -8.03         109.61
December 31, 1989.......  14,000   197,864  197,864 14,091  12,168      -4.21          82.38
December 31, 1990.......  16,000   197,864  197,864 16,519  14,518      -2.54          65.04
December 31, 1991.......  18,000   197,864  197,864 20,757  18,679       0.85          53.14
December 31, 1992.......  20,000   197,864  197,864 23,575  21,419       1.41          44.52
December 31, 1993.......  22,000   197,864  197,864 27,617  25,641       2.83          38.02
December 31, 1994.......  24,000   197,864  197,864 27,671  26,125       1.44          32.96
December 31, 1995.......  26,000   197,864  197,864 34,675  33,561       3.93          28.93
December 31, 1996.......  28,000   197,864  197,864 37,328  36,645       3.83          25.64

ZENITH MONEY MARKET SUB-ACCOUNT
                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
August 26, 1983.........  $2,000  $197,864 $197,864 $1,755  $  299       --             --
December 31, 1983.......   2,000   197,864  197,864  1,672     216       --             --
December 31, 1984.......   4,000   197,864  197,864  3,291   1,757     -68.59%      2,848.04%
December 31, 1985.......   6,000   197,864  197,864  5,012   3,400     -37.91         560.87
December 31, 1986.......   8,000   197,864  197,864  6,755   5,066     -23.82         258.37
December 31, 1987.......  10,000   197,864  197,864  8,569   6,801     -16.26         157.45
December 31, 1988.......  12,000   197,864  197,864 10,556   8,711     -11.29         109.61
December 31, 1989.......  14,000   197,864  197,864 12,822  10,899      -7.55          82.38
December 31, 1990.......  16,000   197,864  197,864 15,114  13,113      -5.23          65.04
December 31, 1991.......  18,000   197,864  197,864 17,249  15,170      -3.98          53.14
December 31, 1992.......  20,000   197,864  197,864 19,052  16,896      -3.52          44.52
December 31, 1993.......  22,000   197,864  197,864 20,730  18,753      -3.03          38.02
December 31, 1994.......  24,000   197,864  197,864 22,646  21,100      -2.23          32.96
December 31, 1995.......  26,000   197,864  197,864 24,990  23,876      -1.35          28.93
December 31, 1996.......  28,000   197,864  197,864 27,297  26,614       -.75          25.64

ZENITH STOCK INDEX SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 2,000  $197,864 $197,864 $ 1,755 $   299       --             --
December 31, 1987.......   2,000   197,864  197,864   1,329      83       --             --
December 31, 1988.......   4,000   197,864  197,864   3,062   1,528     -59.72%      1,410.81%
December 31, 1989.......   6,000   197,864  197,864   5,773   4,161     -20.54         417.58
December 31, 1990.......   8,000   197,864  197,864   6,828   5,139     -19.56         216.31
December 31, 1991.......  10,000   197,864  197,864  10,387   8,620      -5.53         138.86
December 31, 1992.......  12,000   197,864  197,864  12,531  10,686      -3.65          99.49
December 31, 1993.......  14,000   197,864  197,864  15,097  13,174      -1.66          76.13
December 31, 1994.......  16,000   197,864  197,864  16,512  14,511      -2.35          60.85
December 31, 1995.......  18,000   197,864  197,864  24,237  22,158       4.41          50.16
December 31, 1996.......  20,000   197,864  197,864  30,735  28,578       6.78          42.31

ZENITH MANAGED SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 2,000  $197,864 $197,864 $ 1,755 $   299       --             --
December 31, 1987.......   2,000   197,864  197,864   1,508      52       --             --
December 31, 1988.......   4,000   197,864  197,864   3,148   1,614     -57.35%      1,410.81%
December 31, 1989.......   6,000   197,864  197,864   5,404   3,792     -25.32         417.58
December 31, 1990.......   8,000   197,864  197,864   7,012   5,322     -18.07         216.31
December 31, 1991.......  10,000   197,864  197,864   9,911   8,144      -7.62         138.86
December 31, 1992.......  12,000   197,864  197,864  11,988  10,143      -5.30          99.49
December 31, 1993.......  14,000   197,864  197,864  14,589  12,666      -2.73          76.13
December 31, 1994.......  16,000   197,864  197,864  15,665  13,665      -3.81          60.85
December 31, 1995.......  18,000   197,864  197,864  22,097  20,018       2.27          50.16
December 31, 1996.......  20,000   197,864  197,864  26,543  24,387       3.80          42.31

ZENITH AVANTI GROWTH SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 2,000  $197,864 $197,864 $ 1,755 $   299       --             --
December 31, 1993.......   2,000   197,864  197,864   1,721     265     -95.07%          --
December 31, 1994.......   4,000   197,864  197,864   3,159   1,625     -56.94       1,403.84%
December 31, 1995.......   6,000   197,864  197,864   5,884   4,272     -19.12         416.63
December 31, 1996.......   8,000   197,864  197,864   8,376   6,686      -8.12         216.00

ZENITH GROWTH AND INCOME SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 2,000  $197,864 $197,864 $ 1,755 $   299       --             --
December 31, 1993.......   2,000   197,864  197,864   1,713     256     -95.31           --
December 31, 1994.......   4,000   197,864  197,864   3,127   1,593     -57.83       1,403.84%
December 31, 1995.......   6,000   197,864  197,864   6,036   4,424     -17.26         416.63
December 31, 1996.......   8,000   197,864  197,864   8,651   6,962      -6.32         216.00

ZENITH SMALL CAP SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 2, 1994............. $ 2,000  $197,864 $197,864 $ 1,755 $   299       --             --
December 31, 1994.......   2,000   197,864  197,864   1,446      10       --             --
December 31, 1995.......   4,000   197,864  197,864   3,598   2,064     -45.46%      1,417.83%
December 31, 1996.......   6,000   197,864  197,864   6,313   4,701     -14.02         418.53%

ZENITH EQUITY GROWTH SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
October 31, 1994........ $ 2,000  $197,864 $197,864 $1,755  $  299       --             --
December 31, 1994.......   2,000   197,864  197,864  1,589     133       --             --
December 31, 1995.......   4,000   197,864  197,864  3,695   2,161     -68.76%      4,938.57%
December 31, 1996.......   6,000   197,864  197,864  5,629   4,018     -32.00         683.01

ZENITH BALANCED SUB-ACCOUNT
                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
October 31, 1994........ $ 2,000  $197,864 $197,864 $1,755  $  299       --             --
December 31, 1994.......   2,000   197,864  197,864  1,682     226       --             --
December 31, 1995.......   4,000   197,864  197,864  3,540   2,006     -74.20%      4,938.57%
December 31, 1996.......   6,000   197,864  197,864  5,590   3,979     -32.72         683.01

ZENITH VENTURE VALUE SUB-ACCOUNT
                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
October 31, 1994........ $ 2,000  $197,864 $197,864 $1,755  $  299       --             --
December 31, 1994.......   2,000   197,864  197,864  1,629     173       --             --
December 31, 1995.......   4,000   197,864  197,864  3,694   2,161     -68.78%      4,938.57%
December 31, 1996.......   6,000   197,864  197,864  6,114   4,505     -23.86         683.01

ZENITH INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT
                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
October 31, 1994........ $ 2,000  $197,864 $197,864 $1,755  $  299       --             --
December 31, 1994.......   2,000   197,864  197,864  1,724     267       --             --
December 31, 1995.......   4,000   197,864  197,864  3,321   1,787     -81.50%      4,938.57%
December 31, 1996.......   6,000   197,864  197,864  4,983   3,371     -44.62         683.01

EQUITY-INCOME SUB-ACCOUNT
                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
October 9, 1986......... $ 2,000  $197,864 $197,864 $1,755  $  299       --             --
December 31, 1986.......   2,000   197,864  197,864  1,690     234       --             --
December 31, 1987.......   4,000   197,864  197,864  2,796   1,262     -90.97%      4,042.12%
December 31, 1988.......   6,000   197,864  197,864  4,798   3,187     -45.95         637.74
December 31, 1989.......   8,000   197,864  197,864  7,021   5,331     -22.82         278.07
December 31, 1990.......  10,000   197,864  197,864  7,383   5,615     -25.79         165.61
December 31, 1991.......  12,000   197,864  197,864 11,092   9,247      -9.61         113.91
December 31, 1992.......  14,000   197,864  197,864 14,370  12,447      -3.66          84.97
December 31, 1993.......  16,000   197,864  197,864 18,190  16,189        .31          66.76
December 31, 1994.......  18,000   197,864  197,864 20,594  18,516        .67          54.35
December 31, 1995.......  20,000   197,864  197,864 29,142  26,986       6.21          45.41
December 31, 1996.......  22,000   197,864  197,864 34,264  32,215       7.09          38.70

OVERSEAS SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE           NET   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH    CASH     NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE      VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- ------- ------------- -------------
January 28, 1987........ $ 2,000  $197,864 $197,864 $ 1,755 $   299      --            --
December 31, 1987.......   2,000   197,864  197,864   1,306      18      --            --
December 31, 1988.......   4,000   197,864  197,864   3,071   1,537    -51.12%        939.24%
December 31, 1989.......   6,000   197,864  197,864   5,512   3,900    -20.81         342.86
December 31, 1990.......   8,000   197,864  197,864   6,810   5,120    -17.62         190.73
December 31, 1991.......  10,000   197,864  197,864   8,808   7,041    -11.79         126.70
December 31, 1992.......  12,000   197,864  197,864   8,972   7,127    -15.08          92.58
December 31, 1993.......  14,000   197,864  197,864  14,069  12,146     -3.62          71.75
December 31, 1994.......  16,000   197,864  197,864  15,407  13,406     -4.02          57.85
December 31, 1995.......  18,000   197,864  197,864  18,474  16,395     -1.90          48.00
December 31, 1996.......  20,000   197,864  197,864  22,059  19,903      -.09          40.68

HIGH INCOME SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE           NET   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH    CASH     NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE      VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- ------- ------------- -------------
September 19, 1985...... $ 2,000  $197,864 $197,864 $ 1,755 $   299      --            --
December 31, 1985.......   2,000   197,864  197,864   1,758     302      --            --
December 31, 1986.......   4,000   197,864  197,864   3,521   1,987    -65.65%      3,421.33%
December 31, 1987.......   6,000   197,864  197,864   4,961   3,349    -40.83         600.75
December 31, 1988.......   8,000   197,864  197,864   6,932   5,243    -22.95         268.80
December 31, 1989.......  10,000   197,864  197,864   7,927   6,160    -21.06         161.81
December 31, 1990.......  12,000   197,864  197,864   9,046   7,201    -18.57         111.92
December 31, 1991.......  14,000   197,864  197,864  13,512  11,589     -5.80          83.78
December 31, 1992.......  16,000   197,864  197,864  17,838  15,837      -.27          65.97
December 31, 1993.......  18,000   197,864  197,864  22,688  20,609      3.13          53.79
December 31, 1994.......  20,000   197,864  197,864  23,468  21,312      1.32          45.00
December 31, 1995.......  22,000   197,864  197,864  29,435  27,422      4.10          38.39
December 31, 1996.......  24,000   197,864  197,864  34,533  32,952      5.34          33.25

ASSET MANAGER SUB-ACCOUNT
                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE           NET   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH    CASH     NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE      VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- ------- ------------- -------------
September 6, 1989....... $ 2,000  $197,864 $197,864 $ 1,755 $   299      --            --
December 31, 1989.......   2,000   197,864  197,864   1,672     216      --            --
December 31, 1990.......   4,000   197,864  197,864   3,257   1,724    -71.53%      3,091.28%
December 31, 1991.......   6,000   197,864  197,864   5,453   3,842    -31.14         578.58
December 31, 1992.......   8,000   197,864  197,864   7,516   5,827    -16.99         263.06
December 31, 1993.......  10,000   197,864  197,864  10,532   8,765     -5.67         159.42
December 31, 1994.......  12,000   197,864  197,864  11,097   9,252     -9.26         110.66
December 31, 1995.......  14,000   197,864  197,864  14,349  12,426     -3.61          83.02
December 31, 1996.......  16,000   197,864  197,864  17,739  15,739      -.43          65.46

--------
* Rates of return and Policy values and benefits shown reflect the Capital Growth Series investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

  The material below assumes, in the first example, a Policy with an Option 2 death benefit was issued with a $176,018 face amount and annual premiums of $2,000, paid on August 26 of each year (May 1 in the case of the Zenith Stock Index and Managed Sub-Accounts; May 2 in the case of the Zenith Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith International Magnum Equity, Zenith Venture Value and Zenith Equity Growth Sub-Accounts; October 9 in the case of the Equity-Income Sub-Account; January 28 in the case of the Overseas Sub-Account; April 30 in the case of the Zenith Growth and Income and Zenith Avanti Growth Sub-Accounts; September 19 in the case of the High Income Sub-Account; September 6 in the case of the Asset Manager

Sub-Account), to a male nonsmoker standard risk, age 35. The second example assumes a Policy was issued with a $197,864 face amount and annual premiums of $2,000, paid on August 26 of each year (May 1 in the case of the Zenith Stock Index and Managed Sub-Accounts; May 2 in the case of the Zenith Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith International Magnum Equity, Zenith Venture Value and Zenith Equity Growth Sub-Accounts; October 9 in the case of the Equity-Income Sub-Account; January 28 in the case of the Overseas Sub-Account; April 30 in the case of the Zenith Growth and Income and Zenith Avanti Growth Sub-Accounts; September 19 in the case of the High Income Sub-Account; September 6 in the case of the Asset Manager Sub-Account), to a female nonsmoker standard risk, age 35. The death benefits, cash values and internal rates of return assume in each instance that the entire policy value was invested in the particular sub-account for the period shown. These illustrations of Policy investment experience also reflect all charges applicable to the Policy, including cost of insurance charges based on NELICO's current rates. (See Appendix A for the definition of the internal rate of return.)

                     MALE NONSMOKER STANDARD RISK, AGE 35
                       OPTION 2--VARIABLE DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
August 26, 1983.........  $2,000  $176,018 $176,018 $1,754  $  408       --             --
December 31, 1983.......   2,000   176,018  176,152  1,767     420     -98.87%          --
December 31, 1984.......   4,000   176,018  176,028  3,124   1,700     -70.32       2,596.96%
December 31, 1985.......   6,000   176,018  178,015  6,935   5,433      -7.23         529.53
December 31, 1986.......   8,000   176,018  184,642 14,807  13,227      28.53         250.15
December 31, 1987.......  10,000   176,018  191,043 23,495  21,837      34.45         155.05
December 31, 1988.......  12,000   176,018  188,668 22,692  20,956      19.65         107.41
December 31, 1989.......  14,000   176,018  194,186 30,834  29,021      21.57          81.73
December 31, 1990.......  16,000   176,018  192,894 30,686  28,795      14.98          64.34
December 31, 1991.......  18,000   176,018  207,558 48,406  46,437      21.01          54.24
December 31, 1992.......  20,000   176,018  204,225 46,624  44,577      15.86          45.14
December 31, 1993.......  22,000   176,018  212,263 54,579  52,703      15.52          39.23
December 31, 1994.......  24,000   176,018  205,678 51,138  49,671      11.83          33.55
December 31, 1995.......  26,000   176,018  256,296 72,041  70,983      14.78          32.49
December 31, 1996.......  28,000   176,018  309,690 87,538  86,890      15.27          31.25

ZENITH BOND INCOME SUB-ACCOUNT
                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
August 26, 1983.........  $2,000  $176,018 $176,018 $1,754  $  408       --             --
December 31, 1983.......   2,000   176,018  176,048  1,663     316       --             --
December 31, 1984.......   4,000   176,018  176,254  3,373   1,949     -62.69%      2,599.60%
December 31, 1985.......   6,000   176,018  176,748  5,484   3,982     -28.18         527.46
December 31, 1986.......   8,000   176,018  177,340  7,698   6,118     -14.19         245.43
December 31, 1987.......  10,000   176,018  177,073  9,235   7,577     -11.73         149.93
December 31, 1988.......  12,000   176,018  177,451 11,349   9,613      -7.80         104.59
December 31, 1989.......  14,000   176,018  178,232 14,054  12,241      -4.03          78.77
December 31, 1990.......  16,000   176,018  178,738 16,498  14,607      -2.38          62.24
December 31, 1991.......  18,000   176,018  180,860 20,752  18,782       0.98          51.08
December 31, 1992.......  20,000   176,018  181,793 23,581  21,534       1.52          42.86
December 31, 1993.......  22,000   176,018  183,785 27,625  25,748       2.91          36.76
December 31, 1994.......  24,000   176,018  181,675 27,669  26,202       1.49          31.66
December 31, 1995.......  26,000   176,018  185,961 34,634  33,577       3.94          28.08
December 31, 1996.......  28,000   176,018  186,424 37,214  36,565       3.80          24.90

ZENITH MONEY MARKET SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 2,000  $176,018 $176,018 $ 1,754 $   408       --             --
December 31, 1983.......   2,000   176,018  176,040   1,667     320       --             --
December 31, 1984.......   4,000   176,018  176,144   3,270   1,845     -65.89%      2,598.32%
December 31, 1985.......   6,000   176,018  176,246   4,975   3,473     -36.63         526.64
December 31, 1986.......   8,000   176,018  176,317   6,713   5,132     -23.16         244.76
December 31, 1987.......  10,000   176,018  176,400   8,526   6,868     -15.85         149.67
December 31, 1988.......  12,000   176,018  176,587  10,521   8,785     -10.99         104.37
December 31, 1989.......  14,000   176,018  177,002  12,802  10,988      -7.30          78.53
December 31, 1990.......  16,000   176,018  177,386  15,113  13,222      -5.01          62.03
December 31, 1991.......  18,000   176,018  177,546  17,270  15,301      -3.78          50.66
December 31, 1992.......  20,000   176,018  177,306  19,096  17,049      -3.33          42.37
December 31, 1993.......  22,000   176,018  176,856  20,794  18,917      -2.86          36.10
December 31, 1994.......  24,000   176,018  176,548  22,721  21,254      -2.10          31.23
December 31, 1995.......  26,000   176,018  176,585  25,056  23,998      -1.27          27.37
December 31, 1996.......  28,000   176,018  176,488  27,326  26,677       -.71          24.21

ZENITH STOCK INDEX SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 2,000  $176,018 $176,018 $ 1,754 $   408       --             --
December 31, 1987.......   2,000   176,018  176,018   1,322      83       --             --
December 31, 1988.......   4,000   176,018  176,018   3,037   1,612     -57.40%      1,304.55%
December 31, 1989.......   6,000   176,018  176,887   5,727   4,224     -19.74         394.39
December 31, 1990.......   8,000   176,018  176,288   6,782   5,202     -19.04         205.23
December 31, 1991.......  10,000   176,018  177,329  10,330   8,672      -5.30         132.41
December 31, 1992.......  12,000   176,018  178,391  12,481  10,745      -3.48          95.18
December 31, 1993.......  14,000   176,018  179,083  15,056  13,243      -1.52          72.95
December 31, 1994.......  16,000   176,018  178,352  16,488  14,597      -2.21          58.17
December 31, 1995.......  18,000   176,018  184,401  24,219  22,250       4.50          48.63
December 31, 1996.......  20,000   176,018  189,447  30,711  28,664       6.84          41.49

ZENITH MANAGED SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 2,000  $176,018 $176,018 $ 1,754 $   408       --             --
December 31, 1987.......   2,000   176,018  176,018   1,500     153     -97.86%          --
December 31, 1988.......   4,000   176,018  176,041   3,123   1,698     -55.06       1,304.66%
December 31, 1989.......   6,000   176,018  176,613   5,362   3,859     -24.42         394.08
December 31, 1990.......   8,000   176,018  176,484   6,966   5,386     -17.56         205.33
December 31, 1991.......  10,000   176,018  177,144   9,860   8,202      -7.36         132.35
December 31, 1992.......  12,000   176,018  177,803  11,945  10,209      -5.09          95.05
December 31, 1993.......  14,000   176,018  178,692  14,556  12,743      -2.57          72.88
December 31, 1994.......  16,000   176,018  177,621  15,653  13,762      -3.63          58.07
December 31, 1995.......  18,000   176,018  182,268  22,099  20,130       2.38          48.38
December 31, 1996.......  20,000   176,018  185,150  26,552  24,505       3.89          41.07

ZENITH AVANTI GROWTH SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 2,000  $176,018 $176,018 $ 1,754 $   408       --             --
December 31, 1993.......   2,000   176,018  176,202   1,711     364     -92.09%          --
December 31, 1994.......   4,000   176,018  176,115   3,133   1,709     -54.68       1,298.70%
December 31, 1995.......   6,000   176,018  177,161   5,838   4,335     -18.34         393.82
December 31, 1996.......   8,000   176,018  178,017   8,318   6,737      -7.78         205.86

ZENITH GROWTH AND INCOME SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
April 30, 1993..........  $2,000  $176,018 $176,018 $1,754  $  408       --             --
December 31, 1993.......   2,000   176,018  176,197  1,703     356     -92.36%          --
December 31, 1994.......   4,000   176,018  176,058  3,101   1,676     -55.57       1,298.42%
December 31, 1995.......   6,000   176,018  177,311  5,988   4,486     -16.52         393.99
December 31, 1996.......   8,000   176,018  178,341  8,590   7,010      -6.01         206.03

ZENITH SMALL CAP SUB-ACCOUNT
                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
May 2, 1994.............  $2,000  $176,018 $176,018 $1,754  $  408       --             --
December 31, 1994.......   2,000   176,018  176,018  1,438      92       --             --
December 31, 1995.......   4,000   176,018  176,392  3,570   2,145     -43.38%      1,312.79%
December 31, 1996.......   6,000   176,018  177,398  6,262   4,760     -13.33         395.87

ZENITH EQUITY GROWTH SUB-ACCOUNT
                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
October 31, 1994........  $2,000  $176,018 $176,018 $1,754  $  408       --             --
December 31, 1994.......   2,000   176,018  176,018  1,586     240       --             --
December 31, 1995.......   4,000   176,018  176,519  3,675   2,250     -65.57%      4,461.16%
December 31, 1996.......   6,000   176,018  176,842  5,590   4,087     -30.72         640.71

ZENITH BALANCED SUB-ACCOUNT
                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
October 31, 1994........  $2,000  $176,018 $176,018 $1,754  $  408       --             --
December 31, 1994.......   2,000   176,018  176,018  1,679     332       --             --
December 31, 1995.......   4,000   176,018  176,366  3,521   2,096     -71.05%      4,457.67%
December 31, 1996.......   6,000   176,018  176,804  5,551   4,049     -31.42         640.63

ZENITH VENTURE VALUE SUB-ACCOUNT
                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
October 31, 1994........  $2,000  $176,018 $176,018 $1,754  $  408       --             --
December 31, 1994.......   2,000   176,018  176,018  1,626     279       --             --
December 31, 1995.......   4,000   176,018  176,519  3,674   2,250     -65.57%      4,461.16%
December 31, 1996.......   6,000   176,018  177,323  6,071   4,569     -22.23         641.71

ZENITH INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT
                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
October 31, 1994........  $2,000  $176,018 $176,018 $1,754  $  408       --             --
December 31, 1994.......   2,000   176,018  176,040  1,720     374       --             --
December 31, 1995.......   4,000   176,018  176,149  3,304   1,879     -78.51%      4,452.77%
December 31, 1996.......   6,000   176,018  176,201  4,949   3,447     -43.07         639.38

EQUITY-INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 9, 1986......... $ 2,000  $176,018 $176,018 $ 1,754 $   408       --             --
December 31, 1986.......   2,000   176,018  176,063   1,687     340       --             --
December 31, 1987.......   4,000   176,018  176,018   2,781   1,356     -88.69%      3,658.16%
December 31, 1988.......   6,000   176,018  176,053   4,764   3,262     -44.45         597.33
December 31, 1989.......   8,000   176,018  176,454   6,974   5,394     -22.18         263.33
December 31, 1990.......  10,000   176,018  176,018   7,346   5,688     -25.22         157.23
December 31, 1991.......  12,000   176,018  176,320  11,054   9,318      -9.32         108.37
December 31, 1992.......  14,000   176,018  178,287  14,342  12,529      -3.46          81.25
December 31, 1993.......  16,000   176,018  180,250  18,171  16,280        .46          64.12
December 31, 1994.......  18,000   176,018  180,486  20,589  18,620        .80          52.19
December 31, 1995.......  20,000   176,018  187,635  29,140  27,093       6.29          44.35
December 31, 1996.......  22,000   176,018  190,738  34,249  32,304       7.14          38.06

OVERSEAS SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
January 28, 1987........ $ 2,000  $176,018 $176,018 $ 1,754 $   408       --             --
December 31, 1987.......   2,000   176,018  176,018   1,294      18       --             --
December 31, 1988.......   4,000   176,018  176,018   3,040   1,616     -49.16%        874.98%
December 31, 1989.......   6,000   176,018  176,843   5,466   3,963     -20.09         324.55
December 31, 1990.......   8,000   176,018  176,419   6,763   5,183     -17.16         181.21
December 31, 1991.......  10,000   176,018  176,597   8,765   7,107     -11.48         120.65
December 31, 1992.......  12,000   176,018  176,018   8,949   7,213     -14.74          88.08
December 31, 1993.......  14,000   176,018  178,216  14,059  12,245      -3.42          68.61
December 31, 1994.......  16,000   176,018  177,692  15,416  13,525      -3.81          55.22
December 31, 1995.......  18,000   176,018  178,489  18,506  16,536      -1.73          45.86
December 31, 1996.......  20,000   176,018  180,000  22,112  20,065        .06          38.98

HIGH INCOME SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
September 19, 1985...... $ 2,000  $176,018 $176,018 $ 1,754 $   408       --             --
December 31, 1985.......   2,000   176,018  176,075   1,754     407       --             --
December 31, 1986.......   4,000   176,018  176,325   3,501   2,076     -62.78%      3,111.97%
December 31, 1987.......   6,000   176,018  176,098   4,926   3,424     -39.44         563.26
December 31, 1988.......   8,000   176,018  176,446   6,889   5,309     -22.29         254.63
December 31, 1989.......  10,000   176,018  176,018   7,888   6,230     -20.57         153.65
December 31, 1990.......  12,000   176,018  176,018   9,019   7,283     -18.15         106.41
December 31, 1991.......  14,000   176,018  177,598  13,494  11,680      -5.56          79.98
December 31, 1992.......  16,000   176,018  180,022  17,831  15,940       -.10          63.32
December 31, 1993.......  18,000   176,018  182,891  22,692  20,723       3.26          51.97
December 31, 1994.......  20,000   176,018  181,531  23,481  21,433       1.44          43.30
December 31, 1995.......  22,000   176,018  186,024  29,450  27,539       4.18          37.32
December 31, 1996.......  24,000   176,018  188,174  34,528  33,026       5.38          32.48

ASSET MANAGER SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
September 6, 1989....... $ 2,000  $176,018 $176,018 $ 1,754 $   408       --             --
December 31, 1989.......   2,000   176,018  176,018   1,668     321       --             --
December 31, 1990.......   4,000   176,018  176,065   3,238   1,814     -68.76%      2,814.37%
December 31, 1991.......   6,000   176,018  176,469   5,414   3,912     -29.98         543.40
December 31, 1992.......   8,000   176,018  177,017   7,467   5,887     -16.46         249.63
December 31, 1993.......  10,000   176,018  178,116  10,472   8,814      -5.43         152.19
December 31, 1994.......  12,000   176,018  177,421  11,048   9,313      -9.03         105.58
December 31, 1995.......  14,000   176,018  178,613  14,308  12,494      -3.44          79.45
December 31, 1996.......  16,000   176,018  180,167  17,710  15,819       -.30          62.86

                     FEMALE NONSMOKER STANDARD RISK, AGE 35
                        OPTION 2--VARIABLE DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 2,000  $197,864 $197,866 $ 1,755 $   299       --             --
December 31, 1983.......   2,000   197,864  198,007   1,772     316       --             --
December 31, 1984.......   4,000   197,864  197,907   3,145   1,611     -72.98%      2,848.51%
December 31, 1985.......   6,000   197,864  199,929   6,987   5,375      -7.99         564.03
December 31, 1986.......   8,000   197,864  206,622  14,912  13,223      28.51         263.61
December 31, 1987.......  10,000   197,864  213,082  23,650  21,883      34.54         162.56
December 31, 1988.......  12,000   197,864  210,701  22,821  20,976      19.69         112.55
December 31, 1989.......  14,000   197,864  216,256  30,983  29,060      21.61          85.49
December 31, 1990.......  16,000   197,864  214,967  30,806  28,805      14.99          67.35
December 31, 1991.......  18,000   197,864  229,692  48,558  46,479      21.03          56.59
December 31, 1992.......  20,000   197,864  226,357  46,739  44,583      15.86          47.17
December 31, 1993.......  22,000   197,864  245,178  54,674  52,698      15.52          41.71
December 31, 1994.......  24,000   197,864  227,826  51,205  49,659      11.83          35.12
December 31, 1995.......  26,000   197,864  296,274  72,115  71,001      14.78          34.49
December 31, 1996.......  28,000   197,864  358,250  87,632  86,949      15.28          33.08

ZENITH BOND INCOME SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 2,000  $197,864 $197,866 $ 1,755 $   299       --             --
December 31, 1983.......   2,000   197,864  197,903   1,668     212       --             --
December 31, 1984.......   4,000   197,864  198,133   3,395   1,861     -65.40%      2,851.09%
December 31, 1985.......   6,000   197,864  198,652   5,524   3,912     -29.30         562.08
December 31, 1986.......   8,000   197,864  199,263   7,747   6,058     -14.70         259.22
December 31, 1987.......  10,000   197,864  199,006   9,282   7,514     -12.08         157.84
December 31, 1988.......  12,000   197,864  199,392  11,387   9,542      -8.07         109.97
December 31, 1989.......  14,000   197,864  200,181  14,077  12,154      -4.24          82.79
December 31, 1990.......  16,000   197,864  200,691  16,498  14,497      -2.58          65.44
December 31, 1991.......  18,000   197,864  202,816  20,723  18,644       0.81          53.71
December 31, 1992.......  20,000   197,864  203,754  23,523  21,367       1.36          45.10
December 31, 1993.......  22,000   197,864  205,748  27,537  25,560       2.77          38.69
December 31, 1994.......  24,000   197,864  203,661  27,574  26,029       1.38          33.40
December 31, 1995.......  26,000   197,864  207,964  34,530  33,416       3.87          29.61
December 31, 1996.......  28,000   197,864  208,483  37,144  36,461       3.76          26.30

ZENITH MONEY MARKET SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 2,000  $197,864 $197,866 $ 1,755 $   299       --             --
December 31, 1983.......   2,000   197,864  197,895   1,672     216       --             --
December 31, 1984.......   4,000   197,864  198,023   3,290   1,757     -68.59%      2,849.84%
December 31, 1985.......   6,000   197,864  198,146   5,011   3,399     -37.91         561.30
December 31, 1986.......   8,000   197,864  198,232   6,754   5,065     -23.83         258.60
December 31, 1987.......  10,000   197,864  198,327   8,567   6,800     -16.27         157.61
December 31, 1988.......  12,000   197,864  198,522  10,553   8,707     -11.30         109.77
December 31, 1989.......  14,000   197,864  198,942  12,817  10,894      -7.56          82.57
December 31, 1990.......  16,000   197,864  199,331  15,105  13,104      -5.24          65.25
December 31, 1991.......  18,000   197,864  199,497  17,235  15,157      -4.00          53.33
December 31, 1992.......  20,000   197,864  199,263  19,034  16,878      -3.55          44.66
December 31, 1993.......  22,000   197,864  198,821  20,708  18,731      -3.05          38.10
December 31, 1994.......  24,000   197,864  198,528  22,620  21,075      -2.25          33.01
December 31, 1995.......  26,000   197,864  198,597  24,961  23,847      -1.37          28.98
December 31, 1996.......  28,000   197,864  198,555  27,264  26,581       -.76          25.69

ZENITH STOCK INDEX SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 2,000  $197,864 $197,866 $ 1,755 $   299       --             --
December 31, 1987.......   2,000   197,864  197,864   1,329      83       --             --
December 31, 1988.......   4,000   197,864  197,864   3,062   1,528     -59.72%      1,410.81%
December 31, 1989.......   6,000   197,864  198,796   5,772   4,160     -20.55         418.57
December 31, 1990.......   8,000   197,864  198,207   6,826   5,137     -19.58         216.48
December 31, 1991.......  10,000   197,864  199,266  10,382   8,614      -5.55         139.28
December 31, 1992.......  12,000   197,864  200,340  12,521  10,676      -3.69         100.02
December 31, 1993.......  14,000   197,864  201,037  15,079  13,156      -1.70          76.65
December 31, 1994.......  16,000   197,864  200,312  16,486  14,486      -2.39          61.17
December 31, 1995.......  18,000   197,864  206,362  24,186  22,108       4.37          51.08
December 31, 1996.......  20,000   197,864  211,404  30,642  28,486       6.72          43.55

ZENITH MANAGED SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 2,000  $197,864 $197,866 $ 1,755 $   299       --             --
December 31, 1987.......   2,000   197,864  197,864   1,508      52       --             --
December 31, 1988.......   4,000   197,864  197,924   3,148   1,614     -57.35%      1,411.09%
December 31, 1989.......   6,000   197,864  198,520   5,403   3,791     -25.33         418.28
December 31, 1990.......   8,000   197,864  198,404   7,010   5,321     -18.08         216.58
December 31, 1991.......  10,000   197,864  199,079   9,907   8,140      -7.64         139.23
December 31, 1992.......  12,000   197,864  199,746  11,980  10,135      -5.32          99.89
December 31, 1993.......  14,000   197,864  200,642  14,574  12,651      -2.77          76.58
December 31, 1994.......  16,000   197,864  199,575  15,646  13,645      -3.84          61.08
December 31, 1995.......  18,000   197,864  204,223  22,059  19,981       2.23          50.85
December 31, 1996.......  20,000   197,864  207,103  26,480  24,324       3.75          43.16

ZENITH AVANTI GROWTH SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 2,000  $197,864 $197,866 $ 1,755 $   299       --             --
December 1993...........   2,000   197,864  198,065   1,721     265     -95.08%          --
December 31, 1994.......   4,000   197,864  198,000   3,159   1,625     -56.95       1,404.48%
December 31, 1995.......   6,000   197,864  199,072   5,882   4,271     -19.14         417.91
December 31, 1996.......   8,000   197,864  199,948   8,371   6,681      -8.15         217.02

ZENITH GROWTH AND INCOME SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 2,000  $197,864 $197,866 $ 1,755 $   299       --             --
December 31, 1993.......   2,000   197,864  198,060   1,712     256     -95.31%          --
December 31, 1994.......   4,000   197,864  197,943   3,126   1,592     -57.84       1,404.21%
December 31, 1995.......   6,000   197,864  199,224   6,034   4,423     -17.28         418.07
December 31, 1996.......   8,000   197,864  200,275   8,646   6,957      -6.35         217.18

ZENITH SMALL CAP SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 2, 1994............. $ 2,000  $197,864 $197,866 $ 1,755 $   299       --             --
December 31, 1994.......   2,000   197,864  197,864   1,446      10       --             --
December 31, 1995.......   4,000   197,864  198,279   3,598   2,064     -45.47%      1,419.81%
December 31, 1996.......   6,000   197,864  199,312   6,311   4,699     -14.04         420.08

ZENITH EQUITY GROWTH SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 2,000  $197,864 $197,866 $ 1,755 $   299       --             --
December 31, 1994.......   2,000   197,864  197,864   1,589     133       --             --
December 31, 1995.......   4,000   197,864  198,396   3,694   2,160     -68.78%      4,950.38%
December 31, 1996.......   6,000   197,864  198,742   5,628   4,016     -32.03         684.72

ZENITH BALANCED SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 2,000  $197,864 $197,866 $ 1,755 $   299       --             --
December 31, 1994.......   2,000   197,864  197,864   1,682     226       --             --
December 31, 1995.......   4,000   197,864  198,242   3,540   2,006     -74.21%      4,946.92%
December 31, 1996.......   6,000   197,864  198,704   5,589   3,977     -32.74         684.65

ZENITH VENTURE VALUE SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 2,000  $197,864 $197,866 $ 1,755 $   299       --             --
December 31, 1994.......   2,000   197,864  197,864   1,629     173       --             --
December 31, 1995.......   4,000   197,864  198,396   3,694   2,160     -68.79%      4,950.38%
December 31, 1996.......   6,000   197,864  199,227   6,113   4,501     -23.39         685.66

ZENITH INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 2,000  $197,864 $197,866 $ 1,755 $   299       --             --
December 31, 1994.......   2,000   197,864  197,891   1,724     267       --             --
December 31, 1995.......   4,000   197,864  198,023   3,321   1,787     -81.51%      4,942.10%
December 31, 1996.......   6,000   197,864  198,097   4,983   3,371     -44.62         683.46

EQUITY-INCOME SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 9, 1986......... $ 2,000  $197,864 $197,866 $ 1,755 $   299       --             --
December 31, 1986.......   2,000   197,864  197,914   1,690     234       --             --
December 31, 1987.......   4,000   197,864  197,864   2,796   1,262     -90.97%      4,042.12%
December 31, 1988.......   6,000   197,864  197,950   4,798   3,186     -45.96         637.89
December 31, 1989.......   8,000   197,864  198,370   7,019   5,330     -22.83         278.40
December 31, 1990.......  10,000   197,864  197,864   7,381   5,614     -25.80         165.61
December 31, 1991.......  12,000   197,864  198,253  11,089   9,244      -9.62         114.00
December 31, 1992.......  14,000   197,864  200,230  14,363  12,440      -3.68          85.40
December 31, 1993.......  16,000   197,864  202,199  18,172  16,171        .29          67.37
December 31, 1994.......  18,000   197,864  202,441  20,563  18,485        .63          54.88
December 31, 1995.......  20,000   197,864  209,583  29,076  26,919       6.16          46.56
December 31, 1996.......  22,000   197,864  212,685  34,150  32,102       7.03          39.96

OVERSEAS SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
January 28, 1987........ $ 2,000  $197,864 $197,866 $ 1,755 $   299       --             --
December 31, 1987.......   2,000   197,864  197,864   1,306      18       --             --
December 31, 1988.......   4,000   197,864  197,864   3,071   1,537     -51.13%        939.24%
December 31, 1989.......   6,000   197,864  198,758   5,511   3,900     -20.82         343.61
December 31, 1990.......   8,000   197,864  198,343   6,808   5,118     -17.63         190.93
December 31, 1991.......  10,000   197,864  198,532   8,805   7,037     -11.80         126.88
December 31, 1992.......  12,000   197,864  197,864   8,969   7,124     -15.10          92.58
December 31, 1993.......  14,000   197,864  200,160  14,062  12,139      -3.64          72.10
December 31, 1994.......  16,000   197,864  199,641  15,394  13,393      -4.04          58.07
December 31, 1995.......  18,000   197,864  200,443  18,453  16,375      -1.93          48.27
December 31, 1996.......  20,000   197,864  201,954  22,027  19,870       -.12          41.05

HIGH INCOME SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
September 19, 1985...... $ 2,000  $197,864 $197,866 $ 1,755 $   299       --             --
December 31, 1985.......   2,000   197,864  197,929   1,758     302       --             --
December 31, 1986.......   4,000   197,864  198,203   3,521   1,987     -65.66%      3,426.13%
December 31, 1987.......   6,000   197,864  197,995   4,960   3,348     -40.85         600.96
December 31, 1988.......   8,000   197,864  198,360   6,931   5,241     -22.97         269.12
December 31, 1989.......  10,000   197,864  197,864   7,925   6,158     -21.08         161.81
December 31, 1990.......  12,000   197,864  197,864   9,044   7,199     -18.58         111.92
December 31, 1991.......  14,000   197,864  199,535  13,507  11,584      -5.81          84.08
December 31, 1992.......  16,000   197,864  201,965  17,823  15,823       -.29          66.54
December 31, 1993.......  18,000   197,864  204,836  22,654  20,576       3.10          54.60
December 31, 1994.......  20,000   197,864  203,486  23,418  21,262       1.27          45.56
December 31, 1995.......  22,000   197,864  207,972  29,350  27,338       4.04          39.25
December 31, 1996.......  24,000   197,864  210,128  34,402  32,821       5.28          34.18

ASSET MANAGER SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
September 6, 1989....... $ 2,000  $197,864 $197,866 $ 1,755 $   299      --              --
December 31, 1989.......   2,000   197,864  197,864   1,672     216      --              --
December 31, 1990.......   4,000   197,864  197,941   3,257   1,724     -71.53%      3,092.25%
December 31, 1991.......   6,000   197,864  198,369   5,453   3,841     -31.16         579.38
December 31, 1992.......   8,000   197,864  198,936   7,514   5,824     -17.01         263.73
December 31, 1993.......  10,000   197,864  200,054  10,526   8,759      -5.70         160.19
December 31, 1994.......  12,000   197,864  199,364  11,088   9,243      -9.29         111.01
December 31, 1995.......  14,000   197,864  200,563  14,334  12,411      -3.65          83.49
December 31, 1996.......  16,000   197,864  202,123  17,715  15,714       -.47          66.06

--------
* Rates of return and Policy values and benefits shown reflect the Capital Growth Series investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

                                  APPENDIX C

                            LONG TERM MARKET TRENDS

  The information below is a comparison of the average annual returns of common stock, high grade corporate bonds and 30-day U.S. Treasury bills over 20-year and 30-year holding periods.* The average annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and is not intended as a projection of future performance. Charges associated with a variable life policy are not reflected.

  The data indicates that, historically, the investment performance of common stocks over long periods of time has been positive and has generally been superior to that of long-term, high grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods of time. These trends indicate the potential advantages of holding a variable life insurance policy for a long period of time.

  Over the 52 20-year time periods beginning in 1926 and ending in 1996 (i.e. 1926-1945, 1927-1946, and so on through 1977-1996):

  --The average annual return of common stocks was superior to that of high grade, long-term corporate bonds in 49 of the 52 periods.

  --The average annual return of common stocks surpassed that of U.S.
    Treasury bills in each of the 52 periods.

  --Common stock average annual returns exceeded the average annual rate of inflation in each of the 52 periods.

  --Over the 42 30-year time periods beginning in 1926 and ending in 1996, the average annual return of common stocks was superior to that of high grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 42 periods.

  From 1926 through 1996 the average annual return for common stocks was 10.7%, compared to 5.6% for high grade, long-term corporate bonds, 3.7% for U.S. Treasury bills and 3.1% for the Consumer Price Index.



                               ----------------

--------

* Source: Stocks, Bonds, Bills and Inflation 1997 Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

   SUMMARY TABLE: HISTORIC S&P 500 STOCK INDEX RESULTS FOR SPECIFIC HOLDING
                                    PERIODS

  The following chart categorizes the historical results of the Standard & Poor's 500 Stock Index, with dividends reinvested, over one-year, five-year, ten-year and twenty-year periods beginning in 1926 and ending in 1996.

  The chart shows that historically, the longer that a portfolio matching the S&P 500 Stock Index was held, the less likely was the chance of a loss. Conversely, the shorter the holding period of such a portfolio, the more likely was the chance of a loss. The chart also shows that shorter term results tend to be more extreme than longer term results.

  The chart is not a projection or representation of future stock market results. It cannot be taken as representative of the performance of any one fund. Rather it shows the historic performance of a broad index of stocks.

                               ----------------

            PERCENT OF HOLDING PERIODS WITH THE FOLLOWING RETURNS:

                                                                        GREATER
                                                                         THAN
       HOLDING   NEGATIVE 0-5.00% 5.01-10.00% 10.01-15.00% 15.01-20.00% 20.00%
        PERIOD    RETURN  RETURN    RETURN       RETURN       RETURN    RETURN
       -------   -------- ------- ----------- ------------ ------------ -------
       1 year      28%       4%       11%          7%          11%        38%
       5 years     10%      15%       15%         31%          19%         9%
       10 years     3%      10%       34%         24%          26%         2%
       20 years     0%       6%       32%         56%           6%         0%

--------

Source: Stocks, Bonds, Bills and Inflation 1997 Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

                             DOLLAR COST AVERAGING

  Dollar cost averaging allows a person to take advantage of the historical long-term stock market results, assuming that they continue, although it does not guarantee a profit or protect against a loss. If an investor follows a program of dollar cost averaging on a long-term basis, and the stock fund selected performs at least as well as the S&P 500 has historically, it is likely although not guaranteed that the price at which shares are surrendered, for whatever reason, will be higher than the average cost per share.

  An investor using dollar cost averaging invests the same amount of money in the same professionally managed fund at regular intervals over a long period of time. Dollar cost averaging keeps an investor from investing too much when the price of shares is high and too little when the price is low. When the price of shares is low, the money invested buys more shares. When it is high, the money invested buys fewer shares. If the investor has the ability and desire to maintain this program over a long period of time (for example, 20 years), and the stock fund chosen follows the historical upward market trends, the price at which the shares are sold should be higher than their average cost. This price could be lower, however, if the fund chosen does not follow these historical trends.

  Investors contemplating the use of dollar cost averaging should consider their ability to continue the on-going purchases so that they can take advantage of periods of low price levels.

                                  APPENDIX D

                            USES OF LIFE INSURANCE

  The following are examples of ways in which the Policy can be used to address certain financial objectives.

FAMILY INCOME PROTECTION

  Life insurance may be purchased on the lives of the family income earners to provide a death benefit to cover final expenses, and continue the current income to the family. The amount of insurance purchased should be an amount which will provide a death benefit that when invested outside the policy at a reasonable interest rate, will generate enough money to replace the individual's income.

ESTATE PROTECTION

  Life insurance may be purchased by a trust on the life of the person whose estate will incur federal estate taxes upon the person's death. The amount of insurance purchased would equal the amount of the estimated estate tax liability. Upon the insured's death, the trustee could make the death proceeds available to the estate for the payment of estate tax costs.

EDUCATION FUNDING

  Life insurance may be purchased on the life of the parent(s) or primary person funding an education. The amount of insurance purchased should equal the total education cost projected at a reasonable inflation rate.

  In the event of death, the guaranteed death benefit is available to help pay the education costs. If the insured lives through the education years, the cash value accumulations may be accessed to help offset the remaining education costs. Any cash value loans or surrenders will reduce the policy death benefit.

MORTGAGE PROTECTION

  Life insurance may be purchased on the life of the person responsible for making mortgage payments. The amount of insurance purchased should equal the mortgage amount. In the event of the insured's death, the guaranteed death benefit can be used to offset the remaining mortgage balance.

  During the insured's lifetime, the cash value accumulations may be accessed late in the mortgage term to help make the remaining mortgage payments. Any cash value loans or surrenders will reduce the policy death benefit.

KEY PERSON PROTECTION

  Life insurance may be purchased by the business on the life of the key person in an amount equal to the key person's value, considering salary, benefits, and contribution to business profits. Upon the key person's death, the business uses the death benefit to ease the interruption of business operations and/or to provide a replacement fund for hiring a new executive.

BUSINESS CONTINUATION PROTECTION

  Life insurance may be purchased on the life of each business owner in an amount equal to the value of each owner's business interest. In the event of death, the guaranteed death benefit may provide the funds needed to carry out the purchase of the deceased's business interest by the business, or surviving owners, from the deceased owner's heirs.

RETIREMENT INCOME

  Life insurance may be purchased on the life of a family income earner during his or her working life. If the insured lives to retirement, the cash value accumulations may be accessed to provide retirement payments. In the event of the insured's death, the proceeds may be used to provide retirement income to his or her spouse. Any cash value loans or surrenders will reduce the policy death benefit.

  Because the Policy provides a death benefit and for the accumulation of cash value, the Policy can be used for various individual and business planning purposes. Purchasing the Policy in part for such purposes entails certain risks, particularly if the Policy's cash value, as opposed to its death benefit, will be the principal Policy feature used for such planning purposes. If the investment performance of the Sub-Accounts to which cash value is allocated is poorer than expected, or if sufficient premiums are not paid or cash values maintained, the Policy may lapse or may not accumulate sufficient cash value or net cash value to fund the purpose for which the Policy was purchased. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. If you wish to access your Policy's cash value, through loans, surrenders or withdrawals, you should consult your tax advisor about possible tax consequences. (See "Tax Considerations".)

                                  APPENDIX E

                                TAX INFORMATION

  The Office of Tax Analysis of the U.S. Department of the Treasury published a "Report to the Congress on the Taxation of Life Insurance Company Products" in March 1990. Page 4 of this report is Table 1.1, a "Comparison of Tax Treatment of Life Insurance Products and Other Retirement Savings Plans". Because it is a convenient summary of the relevant tax characteristics of these products and plans, we have reprinted it here, and added footnotes to reflect exceptions to the general rules.

                               ----------------

                                   TABLE 1.1

          COMPARISON OF TAX TREATMENT OF LIFE INSURANCE PRODUCTS AND
                        OTHER RETIREMENT SAVINGS PLANS

                                    CASH-VALUE
                                       LIFE    NON-QUALIFIED           QUALIFIED
                                    INSURANCE    ANNUITIES     IRA'S    PENSION
                                    ---------- ------------- --------- ---------
Annual Contribution Limits........     No         No         Yes       Yes
Income Eligibility Limits.........     No         No         Yes**     No
Borrowing Treated as                   No*        Yes        Loans not Yes,
 Distributions....................                            allowed   beyond
                                                                        $50,000
Income Ordering Rules (Income
 included in First Distribution)..     No*        Yes        Yes       Yes
Early Withdrawal Penalties........     No*        Yes***     Yes***    Yes***
Minimum Distribution Rules by Age
 70 1/2...........................     No         No         Yes       Yes
Maximum Annual Distribution Rules.     No         No         Yes       Yes
Anti-discrimination Rules.........     No         No         No        Yes

--------
Department of the Treasury                                           March 1990
 Office of Tax Analysis

  * If the policy is not a modified endowment contract.

 ** If amounts paid in to fund the IRA are deductible; once over the income eligibility limits amounts paid into an IRA are permitted but not deductible.

*** There are several exceptions to the application of the early withdrawal penalties for annuities, IRAs and qualified pensions.

  The foregoing information is not intended as tax advice. You should consult your own tax advisor for more complete information.

                                  APPENDIX F

               POLICY ILLUSTRATIONS BASED ON VERSION 1 AUTOMATIC
                         ISSUE COST OF INSURANCE RATES

                                 ISSUE AGE 35
                             $2,000 ANNUAL PREMIUM
                             $135,294 FACE AMOUNT
                         OPTION 1--FIXED DEATH BENEFIT

        THIS ILLUSTRATION IS BASED ON CURRENT COST OF INSURANCE RATES.

                                                          CASH VALUE
            DEATH BENEFIT         NET CASH VALUE           ASSUMING
        ASSUMING HYPOTHETICAL ASSUMING HYPOTHETICAL      HYPOTHETICAL
        GROSS ANNUAL RATE OF   GROSS ANNUAL RATE OF  GROSS ANNUAL RATE OF
END OF        RETURN OF             RETURN OF             RETURN OF
POLICY  --------------------- ---------------------- --------------------
 YEAR       0%         8%         0%         8%         0%         8%
------      --         --         --         --         --         --
   1    $  135,294 $  135,294 $      131 $       251 $   1,276 $    1,397
   2       135,294    135,294      1,348       1,700     2,572      2,924
   3       135,294    135,294      2,520       3,221     3,822      4,524
   4       135,294    135,294      3,647       4,819     5,027      6,199
   5       135,294    135,294      4,722       6,491     6,180      7,950
   6       135,294    135,294      5,743       8,242     7,280      9,779
   7       135,294    135,294      6,705      10,071     8,320     11,686
   8       135,294    135,294      7,610      11,984     9,303     13,678
   9       135,294    135,294      8,451      13,985    10,223     15,756
  10       135,294    135,294      9,228      16,077    11,078     17,927
  15       135,294    135,294     14,293      30,347    14,293     30,347
  20       135,294    135,294     16,078      46,919    16,078     46,919
  30       135,294    160,420      6,711      94,989     6,711     94,989
  35       135,294    188,306          0     125,703         0    125,703

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0% AND 8% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               POLICY ILLUSTRATIONS BASED ON VERSION 1 AUTOMATIC
                   ISSUE COST OF INSURANCE RATES (CONTINUED)

                                 ISSUE AGE 35
                             $2,000 ANNUAL PREMIUM
                             $135,294 FACE AMOUNT
                         OPTION 1--FIXED DEATH BENEFIT

   THIS ILLUSTRATION IS BASED ON GUARANTEED MAXIMUM COST OF INSURANCE RATES.

                                                                 CASH VALUE
                                                                  ASSUMING
             DEATH BENEFIT             NET CASH VALUE           HYPOTHETICAL
         ASSUMING HYPOTHETICAL      ASSUMING HYPOTHETICAL     GROSS ANNUAL RATE
          GROSS ANNUAL RATE OF      GROSS ANNUAL RATE OF             OF
END OF         RETURN OF                  RETURN OF               RETURN OF
POLICY   ------------------------  -------------------------  -------------------
 YEAR        0%           8%           0%           8%          0%         8%
------       --           --           --           --          --         --
   1     $  135,294   $  135,294   $      131   $       251   $ 1,276   $  1,397
   2        135,294      135,294        1,348         1,700     2,572      2,924
   3        135,294      135,294        2,520         3,221     3,822      4,524
   4        135,294      135,294        3,647         4,819     5,027      6,199
   5        135,294      135,294        4,722         6,491     6,180      7,950
   6        135,294      135,294        5,743         8,242     7,280      9,779
   7        135,294      135,294        6,705        10,071     8,320     11,686
   8        135,294      135,294        7,610        11,984     9,303     13,678
   9        135,294      135,294        8,451        13,985    10,223     15,756
  10        135,294      135,294        9,228        16,077    11,078     17,927
  15        135,294      135,294       14,293        30,347    14,293     30,347
  20        135,294      135,294       15,787        46,650    15,787     46,650
  30        135,294      158,409        5,599        93,798     5,599     93,798
  35        135,294      186,143            0       124,259         0    124,259

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0% AND 8% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               POLICY ILLUSTRATIONS BASED ON VERSION 1 AUTOMATIC
                  ISSUE COST OF INSURANCE RATES--(CONTINUED)

                                 ISSUE AGE 45
                             $2,000 ANNUAL PREMIUM
                              $82,350 FACE AMOUNT
                         OPTION 1--FIXED DEATH BENEFIT

        THIS ILLUSTRATION IS BASED ON CURRENT COST OF INSURANCE RATES.

            DEATH BENEFIT        NET CASH VALUE          CASH VALUE
        ASSUMING HYPOTHETICAL ASSUMING HYPOTHETICAL ASSUMING HYPOTHETICAL
        GROSS ANNUAL RATE OF  GROSS ANNUAL RATE OF  GROSS ANNUAL RATE OF
END OF        RETURN OF             RETURN OF             RETURN OF
POLICY  --------------------- --------------------- ---------------------
 YEAR       0%         8%         0%         8%         0%         8%
------      --         --         --         --         --         --
   1    $   82,350 $   82,350 $      311 $      429 $    1,192 $    1,310
   2        82,350     82,350      1,409      1,747      2,368      2,706
   3        82,350     82,350      2,456      3,122      3,493      4,159
   4        82,350     82,350      3,450      4,557      4,566      5,673
   5        82,350     82,350      4,390      6,054      5,584      7,248
   6        82,350     82,350      5,285      7,629      6,557      8,901
   7        82,350     82,350      6,124      9,275      7,474     10,625
   8        82,350     82,350      6,911     11,005      8,339     12,434
   9        82,350     82,350      7,631     12,812      9,138     14,318
  10        82,350     82,350      8,270     14,688      9,854     16,272
  15        82,350     82,350     12,100     27,340     12,100     27,340
  20        82,350     82,350     11,489     41,758     11,489     41,758
  25        82,350     90,913      4,875     60,689      4,875     60,689

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0% AND 8% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               POLICY ILLUSTRATIONS BASED ON VERSION 1 AUTOMATIC
                  ISSUE COST OF INSURANCE RATES--(CONTINUED)

                                 ISSUE AGE 45
                             $2,000 ANNUAL PREMIUM
                              $82,350 FACE AMOUNT
                         OPTION 1--FIXED DEATH BENEFIT

   THIS ILLUSTRATION IS BASED ON GUARANTEED MAXIMUM COST OF INSURANCE RATES.

            DEATH BENEFIT        NET CASH VALUE          CASH VALUE
        ASSUMING HYPOTHETICAL ASSUMING HYPOTHETICAL ASSUMING HYPOTHETICAL
        GROSS ANNUAL RATE OF  GROSS ANNUAL RATE OF  GROSS ANNUAL RATE OF
END 0F        RETURN OF             RETURN OF             RETURN OF
POLICY  --------------------- --------------------- ---------------------
 YEAR       0%         8%         0%         8%         0%         8%
------      --         --         --         --         --         --
   1    $   82,350 $   82,350 $      311 $      429 $    1,192 $    1,310
   2        82,350     82,350      1,409      1,747      2,368      2,706
   3        82,350     82,350      2,456      3,122      3,493      4,159
   4        82,350     82,350      3,450      4,557      4,566      5,673
   5        82,350     82,350      4,390      6,054      5,584      7,248
   6        82,350     82,350      5,271      7,615      6,543      8,887
   7        82,350     82,350      6,088      9,239      7,438     10,589
   8        82,350     82,350      6,836     10,926      8,264     12,355
   9        82,350     82,350      7,505     12,677      9,012     14,183
  10        82,350     82,350      8,090     14,491      9,675     16,075
  15        82,350     82,350     11,566     26,676     11,566     26,676
  20        82,350     82,350     10,826     40,621     10,826     40,621
  25        82,350     88,420      4,110     59,024      4,110     59,024

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0% AND 8% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Policy Owners and Board of Directors of New England Life Insurance
Company:

We have audited the accompanying statement of assets and liabilities of the New England Variable Life Separate Account (comprised of Capital Growth Sub-Account, Bond Income Sub-Account, Money Market Sub-Account, Stock Index Sub-Account, Managed Sub-Account, Avanti Growth Sub-Account, Growth and Income Sub-Account (formerly Value Growth Sub-Account), Small Cap Sub-Account, U.S. Government Sub-Account, Balanced Sub-Account, Equity Growth Sub-Account, International Equity Sub-Account, Venture Value Sub-Account, Bond Opportunities Sub-Account, Equity-Income Sub-Account, Overseas Sub-Account, High Income Sub-Account and Asset Manager Sub-Account) of New England Life Insurance Company (formerly New England Variable Life Insurance Company) as of December 31, 1996, and the related statements of operations and changes in net assets for the year then ended for all Sub-Accounts, except for U.S. Government Sub-Account and Bond Opportunities Sub-Account which are for the period July 1, 1996 (Commencement of Operations) through December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial statements of New England Variable Life Separate Account for the years ended December 31, 1995 and 1994 were audited by other auditors whose report, dated February 6, 1996, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned sub-accounts comprising the New England Variable Life Separate Account of New England Life Insurance Company as of December 31, 1996, and the results of their operations and changes in their net assets for the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 18, 1997

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Policy Owners and Board of Directors of New England Variable Life Separate Account of New England Variable Life Insurance Company:

We have audited the statements of operations and changes in net assets of New England Variable Life Separate Account, comprised of Capital Growth Sub-Account, Bond Income Sub-Account, Money Market Sub-Account, Stock Index Sub-Account, Managed Sub-Account, Avanti Growth Sub-Account, Value Growth Sub-Account, Small Cap Sub-Account, Equity-Income Sub-Account, Overseas Sub-Account, High Income Sub-Account and Asset Manager Sub-Account for each of the periods ended December 31, 1995 and 1994, and also comprised of the Balanced Sub-Account, Equity Growth Sub-Account, International Equity Sub-Account, and Venture Value Sub-Account for the period May 1, 1995 (commencement of operations) through December 31, 1995, of New England Variable Life Insurance Company. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operation and changes in net assets are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of operation and changes in net assets. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of operation and changes in net assets. We believe that our audits of the statements of operation and changes in net assets provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and changes in net assets of the respective aforementioned sub-accounts comprising New England Variable Life Separate Account of New England Variable Life Insurance Company for each of the aforementioned periods ending December 31, 1995 and 1994, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 6, 1996

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1996

                                                                        NEW ENGLAND ZENITH FUND
                                          ------------------------------------------------------------------------------------
                                                                                                                     GROWTH
                                            CAPITAL       BOND        MONEY       STOCK                  AVANTI        AND
                                             GROWTH      INCOME      MARKET       INDEX      MANAGED     GROWTH      INCOME
                                          SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
                                          ------------ ----------- ----------- ----------- ----------- ----------- -----------
ASSETS
 Investments in New England Zenith Fund,
  Variable Insurance Products Fund, and
  Variable Insurance Products Fund II at
  value (Note 2)......................... $583,330,618 $36,866,420 $32,121,040 $35,364,494 $31,136,621 $26,636,623 $20,118,907
                    SHARES       COST
                   --------- ------------
 Capital Growth
  Series.........  1,365,890 $445,321,213
 Back Bay
  Advisors Bond
  Income Series..    349,015   36,825,901
 Back Bay
  Advisors Money
  Market Series..    321,210   32,121,040
 Westpeak Stock
  Index Series...    295,640   27,731,481
 Back Bay
  Advisors
  Managed Series.    182,770   24,998,992
 Loomis Sayles
  Avanti Growth
  Series.........    168,672   21,813,307
 Westpeak Growth
  and Income
  Series.........    132,562   17,011,817
 Loomis Sayles
  Small Cap
  Series.........    173,260   21,938,318
 Salomon Bros.
  U.S. Government
  Series.........      4,330       47,709
 Loomis Sayles
  Balanced
  Series.........    277,182    3,519,191
 Alger Equity
  Growth Series..  1,694,286   24,312,591
 Draycott
  International
  Equity Series..    441,122    4,844,072
 Davis Venture
  Value Series...  1,191,836   16,778,624
 Salomon Bros.
  Bond
  Opportunities
  Series.........      2,345       28,407
 VIP Equity-
  Income Series..  3,994,844   67,601,587
 VIP Overseas
  Series.........  3,251,652   51,758,903
 VIP High Income
  Series.........    370,017    4,270,016
 VIP II Asset
  Manager Series.    244,107    3,585,079
 Amount due and accrued (payable) from
  policy-related transactions, net.......      378,429      37,297   1,495,891      73,267      36,326      69,074      23,180
 Dividends receivable....................      --          --          135,927     --          --          --          --
                                          ------------ ----------- ----------- ----------- ----------- ----------- -----------
    Total Assets.........................  583,709,047  36,903,717  33,752,858  35,437,761  31,172,947  26,705,697  20,142,087
LIABILITIES
 Due New England Life Insurance Company..   58,709,427   4,152,861   3,940,579   4,110,599   2,587,943   4,214,337   2,970,391
                                          ------------ ----------- ----------- ----------- ----------- ----------- -----------
    Total Liabilities....................   58,709,427   4,152,861   3,940,579   4,110,599   2,587,943   4,214,337   2,970,391
                                          ------------ ----------- ----------- ----------- ----------- ----------- -----------
NET ASSETS FOR VARIABLE LIFE INSURANCE
 POLICIES................................ $524,999,620 $32,750,856 $29,812,279 $31,327,162 $28,585,004 $22,491,360 $17,171,696
                                          ============ =========== =========== =========== =========== =========== ===========

                       See Notes to Financial Statements

                                                                                                 VARIABLE INSURANCE
                                                                                                    PRODUCTS FUND
-------------------------------------------------------------------------- ------------- -----------------------------------

   SMALL        U.S.                   EQUITY    INTERNATIONAL   VENTURE       BOND        EQUITY-                  HIGH
    CAP      GOVERNMENT   BALANCED     GROWTH       EQUITY        VALUE    OPPORTUNITIES   INCOME     OVERSEAS     INCOME
SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
-----------  ----------- ----------- ----------- ------------- ----------- ------------- ----------- ----------- -----------




$24,997,883    $46,890   $3,755,816  $26,396,980  $4,980,263   $19,176,647    $27,254    $84,011,576 $61,261,119 $4,632,616




















































     49,863        (56)         446       33,786      (6,452)       90,311      --            39,225      91,476        388
    --           --          --          --           --           --           --           --          --          --
-----------    -------   ----------  -----------  ----------   -----------    -------    ----------- ----------- ----------
 25,047,746     46,834    3,756,262   26,430,766   4,973,811    19,266,958     27,254     84,050,801  61,352,595  4,633,004

  3,525,015        797      522,853    4,360,484     735,836     2,604,988        486     11,691,229   9,943,254    534,363
-----------    -------   ----------  -----------  ----------   -----------    -------    ----------- ----------- ----------
  3,525,015        797      522,853    4,360,484     735,836     2,604,988        486     11,691,229   9,943,254    534,363
-----------    -------   ----------  -----------  ----------   -----------    -------    ----------- ----------- ----------

$21,522,731    $46,037   $3,233,409  $22,070,282  $4,237,975   $16,661,970    $26,768    $72,359,572 $51,409,341 $4,098,641
===========    =======   ==========  ===========  ==========   ===========    =======    =========== =========== ==========





















  VARIABLE
  INSURANCE
  PRODUCTS
  FUND II
------------ --------------

   ASSET
  MANAGER
SUB-ACCOUNT      TOTAL
------------ --------------




$4,132,726   $  998,994,493




















































    (5,236)       2,407,215
    --              135,927
------------ --------------
 4,127,490    1,001,537,635

   547,395      115,152,837
------------ --------------
   547,395      115,152,837
------------ --------------

$3,580,095   $  886,384,798
============ ==============

                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996

                                                                                      NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------------------------------------
                                                                                                     GROWTH
                            CAPITAL      BOND         MONEY       STOCK                  AVANTI        AND
                            GROWTH      INCOME       MARKET       INDEX      MANAGED     GROWTH      INCOME
                          SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
                          ----------- -----------  ----------- ----------- ----------- ----------- -----------
INCOME
Dividends...............  $32,991,113 $2,579,133   $1,306,712  $  841,454  $2,942,415  $1,494,679  $1,804,344
EXPENSE
Mortality and expense
 risk charge (Note 3)...    2,981,244    192,456      160,903     168,590     158,607     137,775     100,738
                          ----------- ----------   ----------  ----------  ----------  ----------  ----------
Net investment income
 (loss).................   30,009,869  2,386,677    1,145,809     672,864   2,783,808   1,356,904   1,703,606
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation) on
 investments:
 Beginning of period....   71,963,590    997,195       --       2,853,587   5,216,548   2,881,100   2,105,777
 End of period..........  138,009,405     40,519       --       7,633,013   6,137,629   4,823,316   3,107,090
                          ----------- ----------   ----------  ----------  ----------  ----------  ----------
Net change in unrealized
 appreciation
 (depreciation).........   66,045,815   (956,676)      --       4,779,426     921,081   1,942,216   1,001,313
Net realized gain (loss)
 on investments.........      985,421        299       --           1,808      69,775      27,429      18,964
                          ----------- ----------   ----------  ----------  ----------  ----------  ----------
Net realized and
 unrealized gain (loss)
 on investments.........   67,031,236   (956,377)      --       4,781,234     990,856   1,969,645   1,020,277
                          ----------- ----------   ----------  ----------  ----------  ----------  ----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $97,041,105 $1,430,300   $1,145,809  $5,454,098  $3,774,664  $3,326,549  $2,723,883
                          =========== ==========   ==========  ==========  ==========  ==========  ==========

* For the period July 1, 1996 (Commencement of Operations) through December 31, 1996.


                       See Notes to Financial Statements

                                                                                                    VARIABLE INSURANCE
                                                                                                       PRODUCTS FUND
 ------------------------------------------------------------------------------------------------------------------------------

    SMALL         U.S.                   EQUITY     INTERNATIONAL   VENTURE       BOND        EQUITY-                  HIGH
     CAP       GOVERNMENT   BALANCED     GROWTH        EQUITY        VALUE    OPPORTUNITIES   INCOME     OVERSEAS     INCOME
 SUB-ACCOUNT  SUB-ACCOUNT* SUB-ACCOUNT SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT*  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
 -----------  ------------ ----------- -----------  ------------- ----------- ------------- ----------- ----------- -----------

 $1,624,708      $ 702      $104,939   $   44,863     $ 71,347    $  444,012     $ 1,218    $ 2,662,990 $1,164,550   $199,463


     90,146         28        11,713      104,685       19,385        64,656          40        428,473    325,346     19,551
 ----------      -----      --------   ----------     --------    ----------     -------    ----------- ----------   --------

  1,534,562        674        93,226      (59,822)      51,962       379,356       1,178      2,234,517    839,204    179,912







    768,552        --          3,769       65,901       24,089       171,931       --         9,642,454  4,022,725    167,043
  3,059,565       (819)      236,625    2,084,389      136,191     2,398,023      (1,153)    16,409,989  9,502,216    362,600
 ----------      -----      --------   ----------     --------    ----------     -------    ----------- ----------   --------


  2,291,013       (819)      232,856    2,018,488      112,102     2,226,092      (1,153)     6,767,535  5,479,491    195,557

     31,570        --          2,318       11,723          159         4,907       --            27,750     44,049      1,942
 ----------      -----      --------   ----------     --------    ----------     -------    ----------- ----------   --------


  2,322,583       (819)      235,174    2,030,211      112,261     2,230,999      (1,153)     6,795,285  5,523,540    197,499
 ----------      -----      --------   ----------     --------    ----------     -------    ----------- ----------   --------


 $3,857,145      $(145)     $328,400   $1,970,389     $164,223    $2,610,355     $    25    $ 9,029,802 $6,362,744   $377,411
 ==========      =====      ========   ==========     ========    ==========     =======    =========== ==========   ========
 VARIABLE
 INSURANCE
 PRODUCTS
  FUND II
----------- ------------

   ASSET
  MANAGER
SUB-ACCOUNT    TOTAL
----------- ------------

 $174,907   $ 50,453,549


   20,483      4,984,819
----------- ------------

  154,424     45,468,730







  269,255    101,153,516
  547,647    194,486,245
----------- ------------


  278,392     93,332,729

    4,122      1,232,236
----------- ------------


  282,514     94,564,965
----------- ------------


 $436,938   $140,033,695
=========== ============


                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995

                                                                               NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------------------------------

                            CAPITAL       BOND         MONEY       STOCK                   AVANTI
                             GROWTH      INCOME       MARKET       INDEX       MANAGED     GROWTH
                          SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT
                          ------------ -----------  ----------- -----------  ----------- -----------
INCOME
Dividends...............  $ 58,318,276 $ 1,844,411  $1,109,838  $   627,118  $1,061,289  $  535,217
EXPENSE
Mortality and expense
 risk charge (Note 3)...     2,173,846     143,873     112,033       95,240     113,501      77,636
                          ------------ -----------  ----------  -----------  ----------  ----------
Net investment income...    56,144,430   1,700,538     997,805      531,878     947,788     457,581
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation) on
 investments:
 Beginning of period....     9,892,073  (2,028,893)     --       (1,645,744)    703,242     205,680
 End of period..........    71,963,590     997,195      --        2,853,587   5,216,548   2,881,100
                          ------------ -----------  ----------  -----------  ----------  ----------
Net change in unrealized
 appreciation
 (depreciation).........    62,071,517   3,026,088      --        4,499,331   4,513,306   2,675,420
Net realized gain (loss)
 on investments.........     1,613,390       7,382      --            7,637      42,457      21,233
                          ------------ -----------  ----------  -----------  ----------  ----------
Net realized and
 unrealized gain on
 investments............    63,684,907   3,033,470      --        4,506,968   4,555,763   2,696,653
                          ------------ -----------  ----------  -----------  ----------  ----------
NET INCREASE IN NET
 ASSETS RESULTING FROM
 OPERATIONS.............  $119,829,337 $ 4,734,008  $  997,805  $ 5,038,846  $5,503,551  $3,154,234
                          ============ ===========  ==========  ===========  ==========  ==========

* For the period May 1, 1995 (Commencement of Operations) through December 31, 1995.


                       See Notes to Financial Statements

                                                                                                                     VARIABLE
                                                                                                                     INSURANCE
                                                                                        VARIABLE INSURANCE           PRODUCTS
                                                                                           PRODUCTS FUND              FUND II
 ------------------------------------------------------------------------------ ----------------------------------- -----------
   GROWTH
     AND         SMALL                    EQUITY     INTERNATIONAL   VENTURE      EQUITY-                  HIGH        ASSET
   INCOME         CAP       BALANCED      GROWTH        EQUITY        VALUE       INCOME     OVERSEAS     INCOME      MANAGER
 SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT* SUB-ACCOUNT*  SUB-ACCOUNT*  SUB-ACCOUNT* SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
 -----------  ----------- ------------ ------------  ------------- ------------ ----------- ----------- ----------- -----------

 $  606,696   $  365,015    $17,538       $195,436      $12,460      $ 86,716   $ 2,284,557 $  282,520   $  8,412    $ 11,896


     52,633       24,746        743         11,686        2,165         7,251       233,864    240,253      6,639       9,537
 ----------   ----------    -------      --------       -------      --------   ----------- ----------   --------    --------
    554,063      340,269     16,795        183,750       10,295        79,465     2,050,693     42,267      1,773       2,359







      1,918        4,662       --              --         --            --          149,659    260,895        213      (1,503)
  2,105,777      768,552      3,769         65,901       24,089       171,931     9,642,454  4,022,725    167,043     269,255
 ----------   ----------    -------      --------       -------      --------   ----------- ----------   --------    --------


  2,103,859      763,890      3,769         65,901       24,089       171,931     9,492,795  3,761,830    166,830     270,758

      9,493        1,325        223             237         (34)          203        61,089     32,279      2,817       4,661
 ----------   ----------    -------      --------       -------      --------   ----------- ----------   --------    --------


  2,113,352      765,215      3,992         66,138       24,055       172,134     9,553,884  3,794,109    169,647     275,419
 ----------   ----------    -------      --------       -------      --------   ----------- ----------   --------    --------


 $2,667,415   $1,105,484    $20,787       $249,888      $34,350      $251,599   $11,604,577 $3,836,376   $171,420    $277,778
 ==========   ==========    =======      ========       =======      ========   =========== ==========   ========    ========




------------



    TOTAL
------------

$ 67,367,395


   3,305,646
------------
  64,061,749







   7,542,202
 101,153,516
------------


  93,611,314

   1,804,392
------------


  95,415,706
------------


$159,477,455
============


                       See Notes to Financial Statements

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994

                                              NEW ENGLAND ZENITH FUND
                   -----------------------------------------------------------------------------------
                                                                                     GROWTH
                     CAPITAL        BOND      MONEY     STOCK                AVANTI    AND     SMALL
                      GROWTH       INCOME     MARKET    INDEX      MANAGED   GROWTH  INCOME     CAP
                       SUB-         SUB-       SUB-      SUB-       SUB-      SUB-    SUB-      SUB-
                     ACCOUNT      ACCOUNT    ACCOUNT   ACCOUNT     ACCOUNT   ACCOUNT ACCOUNT  ACCOUNT*
                   ------------  ----------  -------- ----------  ---------  ------- -------  --------
INCOME
Dividends........  $ 13,519,083  $1,399,070  $691,932 $  307,159  $ 678,949  $43,109 $89,817   $  327
EXPENSE
Mortality and
 expense risk
 charge (Note 3).     1,637,278     107,252    93,830     59,230     86,049   31,737  18,214       28
                   ------------  ----------  -------- ----------  ---------  ------- -------   ------
Net investment
 income (loss)...    11,881,805   1,291,818   598,102    247,929    592,900   11,372  71,603      299
NET REALIZED AND
 UNREALIZED GAIN
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation)
 on investments:
 Beginning of
  period.........    46,100,393      41,284     --    (1,457,732) 1,602,795  143,154  67,310     --
 End of period...     9,892,073  (2,028,893)    --    (1,645,744)   703,242  205,680   1,918    4,662
                   ------------  ----------  -------- ----------  ---------  ------- -------   ------
Net change in
 unrealized
 appreciation
 (depreciation)..   (36,208,320) (2,070,177)    --      (188,012)  (899,553)  62,526 (65,392)   4,662
Net realized gain
 (loss) on
 investments.....        67,810       1,763     --         6,200     37,994      542     776     --
                   ------------  ----------  -------- ----------  ---------  ------- -------   ------
Net realized and
 unrealized gain
 (loss) on
 investments.....   (36,140,510) (2,068,414)    --      (181,812)  (861,559)  63,068 (64,616)   4,662
                   ------------  ----------  -------- ----------  ---------  ------- -------   ------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS......  $(24,258,705) $ (776,596) $598,102 $   66,117  $(268,659) $74,440 $ 6,987   $4,961
                   ============  ==========  ======== ==========  =========  ======= =======   ======
                                                  VARIABLE
                                                  INSURANCE
                        VARIABLE INSURANCE        PRODUCTS
                          PRODUCTS FUND            FUND II
                   ------------------------------ --------- -------------
                   EQUITY-                HIGH      ASSET
                    INCOME   OVERSEAS    INCOME    MANAGER
                     SUB-      SUB-       SUB-      SUB-
                   ACCOUNT    ACCOUNT   ACCOUNT** ACCOUNT**    TOTAL
                   --------- ---------- --------- --------- -------------
INCOME
Dividends........  $670,101  $  69,390    $ --     $    --  $ 17,468,937
EXPENSE
Mortality and
 expense risk
 charge (Note 3).    75,586    133,276       6          34     2,242,520
                   --------- ---------- --------- --------- -------------
Net investment
 income (loss)...   594,515    (63,886)     (6)        (34)   15,226,417
NET REALIZED AND
 UNREALIZED GAIN
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation)
 on investments:
 Beginning of
  period.........    93,013    700,341     --        --       47,290,558
 End of period...   149,659    260,895     213      (1,503)    7,542,202
                   --------- ---------- --------- --------- -------------
Net change in
 unrealized
 appreciation
 (depreciation)..    56,646   (439,446)    213      (1,503)  (39,748,356)
Net realized gain
 (loss) on
 investments.....      (929)      (471)    --        --          113,685
                   --------- ---------- --------- --------- -------------
Net realized and
 unrealized gain
 (loss) on
 investments.....    55,717   (439,917)    213      (1,503)  (39,634,671)
                   --------- ---------- --------- --------- -------------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS......  $650,232  $(503,803)   $207     $(1,537) $(24,408,254)
                   ========= ========== ========= ========= =============

 * For the period May 2, 1994 (Commencement of Operations) through December 31, 1994.
** For the period August 31, 1994 (Commencement of Operations) through
   December 31, 1994.

                       See Notes to Financial Statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996

                                                                                        NEW ENGLAND ZENITH FUND
                          -------------------------------------------------------------------------------------------
                                                                                                            GROWTH
                            CAPITAL        BOND         MONEY         STOCK                    AVANTI         AND
                             GROWTH       INCOME        MARKET        INDEX       MANAGED      GROWTH       INCOME
                          SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
FROM OPERATING
 ACTIVITIES
Net investment income
 (loss).................  $ 30,009,869  $ 2,386,677  $  1,145,809  $   672,864  $ 2,783,808  $ 1,356,904  $ 1,703,606
Net realized and
 unrealized gain (loss)
 on investments.........    67,031,236     (956,377)      --         4,781,234      990,856    1,969,645    1,020,277
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
 Net increase (decrease)
  in net assets
  resulting from
  operations............    97,041,105    1,430,300     1,145,809    5,454,098    3,774,664    3,326,549    2,723,883
FROM POLICY-RELATED
 TRANSACTIONS
Net premiums transferred
 from New England Life
 Insurance Company (Note
 4).....................   111,194,198    8,517,031    79,806,482    6,566,717    5,631,293    7,140,375    5,201,936
Net transfers (to) from
 other sub-accounts.....    (1,541,352)   1,894,963   (61,482,739)   5,875,439    1,412,522    2,859,556    2,274,270
Net transfers to New
 England Life Insurance
 Company................   (76,528,987)  (5,770,575)   (9,089,129)  (5,144,242)  (4,232,475)  (5,172,577)  (3,338,871)
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
Net increase in net
 assets resulting from
 policy related
 transactions...........    33,123,859    4,641,419     9,234,614    7,297,914    2,811,340    4,827,354    4,137,335
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
Net increase in net
 assets.................   130,164,964    6,071,719    10,380,423   12,752,012    6,586,004    8,153,903    6,861,218
NET ASSETS, AT BEGINNING
 OF THE PERIOD..........   394,834,656   26,679,137    19,431,856   18,575,150   21,999,000   14,337,457   10,310,478
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
NET ASSETS, AT END OF
 THE PERIOD.............  $524,999,620  $32,750,856  $ 29,812,279  $31,327,162  $28,585,004  $22,491,360  $17,171,696
                          ============  ===========  ============  ===========  ===========  ===========  ===========

* For the period July 1, 1996 (Commencement of Operations) through December 31, 1996.


                       See Notes to Financial Statements



--------------------------------------------------------------------------------------------

   SMALL         U.S.                    EQUITY     INTERNATIONAL   VENTURE        BOND
    CAP       GOVERNMENT   BALANCED      GROWTH        EQUITY        VALUE     OPPORTUNITIES
SUB-ACCOUNT  SUB-ACCOUNT* SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT*
-----------  ------------ -----------  -----------  ------------- -----------  -------------



 $1,534,562    $   674    $   93,226   $   (59,822)  $    51,962  $   379,356     $ 1,178


  2,322,583       (819)      235,174     2,030,211       112,261    2,230,999      (1,153)
-----------    -------    ----------   -----------   -----------  -----------     -------



  3,857,145       (145)      328,400     1,970,389       164,223    2,610,355          25





  5,440,860       --         811,932     9,286,073     1,454,605    4,876,053       --

 10,060,122     46,951     2,383,695    11,496,667     2,908,047    9,510,686      27,190


 (4,380,392)      (769)     (708,829)   (6,395,345)   (1,242,748)  (3,721,564)       (447)
-----------    -------    ----------   -----------   -----------  -----------     -------



 11,120,590     46,182     2,486,798    14,387,395     3,119,904   10,665,175      26,743
-----------    -------    ----------   -----------   -----------  -----------     -------

 14,977,735     46,037     2,815,198    16,357,784     3,284,127   13,275,530      26,768

  6,544,996       --         418,211     5,712,498       953,848    3,386,440       --
-----------    -------    ----------   -----------   -----------  -----------     -------

$21,522,731    $46,037    $3,233,409   $22,070,282   $ 4,237,975  $16,661,970     $26,768
===========    =======    ==========   ===========   ===========  ===========     =======
                                          VARIABLE
                                          INSURANCE
            VARIABLE INSURANCE            PRODUCTS
            PRODUCTS FUND                  FUND II
---------------------------------------- ------------ --------------

  EQUITY-                      HIGH         ASSET
   INCOME       OVERSEAS      INCOME       MANAGER
SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT      TOTAL
------------- ------------- ------------ ------------ --------------



$  2,234,517  $    839,204  $  179,912   $  154,424   $  45,468,730


   6,795,285     5,523,540     197,499      282,514      94,564,965
------------- ------------- ------------ ------------ --------------



   9,029,802     6,362,744     377,411      436,938     140,033,695





  20,426,731    17,135,189     970,763    1,258,847     285,719,085

   9,029,810     1,051,463   1,631,762      560,948        --


 (13,479,623)  (11,522,274)   (623,788)    (649,631)   (152,002,266)
------------- ------------- ------------ ------------ --------------



  15,976,918     6,664,378   1,978,737    1,170,164     133,716,819
------------- ------------- ------------ ------------ --------------

  25,006,720    13,027,122   2,356,148    1,607,102     273,750,514

  47,352,852    38,382,219   1,742,493    1,972,993     612,634,284
------------- ------------- ------------ ------------ --------------

$ 72,359,572  $ 51,409,341  $4,098,641   $3,580,095   $ 886,384,798
============= ============= ============ ============ ==============


                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995

                                                                            NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------------------------------

                            CAPITAL        BOND         MONEY         STOCK                    AVANTI
                             GROWTH       INCOME        MARKET        INDEX       MANAGED      GROWTH
                          SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
                          ------------  -----------  ------------  -----------  -----------  -----------
FROM OPERATING
 ACTIVITIES
Net investment income...  $ 56,144,430  $ 1,700,538  $    997,805  $   531,878  $   947,788  $   457,581
Net realized and
 unrealized gain on
 investments............    63,684,907    3,033,470       --         4,506,968    4,555,763    2,696,653
                          ------------  -----------  ------------  -----------  -----------  -----------
 Increase in net assets
  resulting from
  operations............   119,829,337    4,734,008       997,805    5,038,846    5,503,551    3,154,234
FROM POLICY-RELATED
 TRANSACTIONS
Net premiums transferred
 from New England Life
 Insurance Company (Note
 4).....................   100,611,223    7,330,838    40,457,027    4,559,195    4,757,562    5,407,500
Net transfers (to) from
 other sub-accounts.....    (7,820,362)   2,481,090   (32,083,917)   2,734,513      286,111    3,131,998
Net transfers to New
 England Life Insurance
 Company................   (67,280,279)  (4,616,930)   (6,819,802)  (3,436,368)  (3,307,802)  (3,767,486)
                          ------------  -----------  ------------  -----------  -----------  -----------
Increase in net assets
 resulting from policy
 related transactions...    25,510,582    5,194,998     1,553,308    3,857,340    1,735,871    4,772,012
                          ------------  -----------  ------------  -----------  -----------  -----------
Net increase in net
 assets.................   145,339,919    9,929,006     2,551,113    8,896,186    7,239,422    7,926,246
NET ASSETS, AT BEGINNING
 OF THE PERIOD..........   249,494,737   16,750,131    16,880,743    9,678,964   14,759,578    6,411,211
                          ------------  -----------  ------------  -----------  -----------  -----------
NET ASSETS, AT END OF
 THE PERIOD.............  $394,834,656  $26,679,137  $ 19,431,856  $18,575,150  $21,999,000  $14,337,457
                          ============  ===========  ============  ===========  ===========  ===========

 * For the period May 1, 1995 (Commencement of Operations) through December 31, 1995.


                       See Notes to Financial Statements

                                                                                        VARIABLE INSURANCE
                                                                                           PRODUCTS FUND
------------------------------------------------------------------------------- -------------------------------------
  GROWTH
    AND         SMALL                     EQUITY     INTERNATIONAL   VENTURE      EQUITY-                    HIGH
  INCOME         CAP        BALANCED      GROWTH        EQUITY        VALUE       INCOME      OVERSEAS      INCOME
SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT* SUB-ACCOUNT*  SUB-ACCOUNT*  SUB-ACCOUNT* SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
-----------  -----------  ------------ ------------  ------------- ------------ -----------  -----------  -----------


$   554,063  $   340,269    $ 16,795   $   183,750     $  10,295    $   79,465  $ 2,050,693  $    42,267  $    1,773


  2,113,352      765,215       3,992        66,138        24,055       172,134    9,553,884    3,794,109     169,647
-----------  -----------    --------   -----------     ---------    ----------  -----------  -----------  ----------


  2,667,415    1,105,484      20,787       249,888        34,350       251,599   11,604,577    3,836,376     171,420





  3,473,273    2,237,626      81,978     1,048,361       241,835       625,044   13,985,879   17,076,602     395,370

  2,645,617    4,814,141     409,874     5,735,744       948,764     3,228,499   12,483,761   (2,007,296)  1,503,857


(2,568,808)   (1,803,085)    (94,428)   (1,321,495)     (271,101)     (718,702)  (9,853,532)  (8,392,295)   (358,576)
-----------  -----------    --------   -----------     ---------    ----------  -----------  -----------  ----------


  3,550,082    5,248,682     397,424     5,462,610       919,498     3,134,841   16,616,108    6,677,011   1,540,651
-----------  -----------    --------   -----------     ---------    ----------  -----------  -----------  ----------

  6,217,497    6,354,166     418,211     5,712,498       953,848     3,386,440   28,220,685   10,513,387   1,712,071

  4,092,981      190,830       --           --            --            --       19,132,167   27,868,832      30,422
-----------  -----------    --------   -----------     ---------    ----------  -----------  -----------  ----------

$10,310,478  $ 6,544,996    $418,211   $ 5,712,498     $ 953,848    $3,386,440  $47,352,852  $38,382,219  $1,742,493
===========  ===========    ========   ===========     =========    ==========  ===========  ===========  ==========
 VARIABLE
 INSURANCE
 PRODUCTS
  FUND II
------------ --------------

   ASSET
  MANAGER
SUB-ACCOUNT      TOTAL
------------ --------------


$    2,359   $  64,061,749


   275,419      95,415,706
------------ --------------


   277,778     159,477,455





   696,227     202,985,540

 1,507,606        --


  (709,312)   (115,320,001)
------------ --------------


 1,494,521      87,665,539
------------ --------------

 1,772,299     247,142,994

   200,694     365,491,290
------------ --------------

$1,972,993   $ 612,634,284
============ ==============


                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994

                                                      NEW ENGLAND ZENITH FUND
                   -----------------------------------------------------------------------------------------------------
                     CAPITAL        BOND                       STOCK                                 GROWTH      SMALL
                      GROWTH       INCOME        MONEY         INDEX                    AVANTI         AND        CAP
                       SUB-         SUB-         MARKET        SUB-        MANAGED      GROWTH       INCOME       SUB-
                     ACCOUNT       ACCOUNT    SUB- ACCOUNT    ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  ACCOUNT*
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
FROM OPERATING
ACTIVITIES
Net investment
income (loss)....  $ 11,881,805  $ 1,291,818  $    598,102  $   247,929  $   592,900  $    11,372  $    71,603  $    299
Net realized and
unrealized gain
(loss) on
investments......   (36,140,510)  (2,068,414)      --          (181,812)    (861,559)      63,068      (64,616)    4,662
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
 Increase
 (decrease) in
 net assets
 resulting from
 operations......   (24,258,705)    (776,596)      598,102       66,117     (268,659)      74,440        6,987     4,961
FROM POLICY-
RELATED
TRANSACTIONS
Net premiums
transferred from
New England Life
Insurance Company
(Note 4).........   101,802,783    6,362,705    39,544,492    3,600,140    4,112,835    3,173,029    1,762,484     4,323
Net transfers
(to) from other
sub-accounts.....    (1,234,289)    (822,617)  (29,858,294)     718,688     (186,357)   2,527,486    2,012,595   226,677
Net transfers to
New England Life
Insurance
Company..........   (56,761,722)  (4,458,223)   (6,161,941)  (2,075,140)  (3,102,454)  (2,027,427)  (1,190,128)  (45,131)
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
Increase in net
assets resulting
from policy-
related
transactions.....    43,806,772    1,081,865     3,524,257    2,243,688      824,024    3,673,088    2,584,951   185,869
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
Net increase in
net assets.......    19,548,067      305,269     4,122,359    2,309,805      555,365    3,747,528    2,591,938   190,830
NET ASSETS, AT
BEGINNING OF THE
PERIOD...........   229,946,670   16,444,862    12,758,384    7,369,159   14,204,213    2,663,683    1,501,043     --
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
NET ASSETS, AT
END OF THE
PERIOD...........  $249,494,737  $16,750,131  $ 16,880,743  $ 9,678,964  $14,759,578  $ 6,411,211  $ 4,092,981  $190,830
                   ============  ===========  ============  ===========  ===========  ===========  ===========  ========
                                                       VARIABLE
                                                       INSURANCE
                          VARIABLE INSURANCE           PRODUCTS
                             PRODUCTS FUND              FUND II
                   ----------------------------------- ---------- -------------
                                               HIGH      ASSET
                     EQUITY-                  INCOME    MANAGER
                     INCOME      OVERSEAS      SUB-      SUB-
                   SUB-ACCOUNT  SUB-ACCOUNT  ACCOUNT** ACCOUNT**     TOTAL
                   ------------ ------------ --------- ---------- -------------
FROM OPERATING
ACTIVITIES
Net investment
income (loss)....  $   594,515  $   (63,886)  $    (6) $    (34)  $ 15,226,417
Net realized and
unrealized gain
(loss) on
investments......       55,717     (439,917)      213    (1,503)   (39,634,671)
                   ------------ ------------ --------- ---------- -------------
 Increase
 (decrease) in
 net assets
 resulting from
 operations......      650,232     (503,803)      207    (1,537)   (24,408,254)
FROM POLICY-
RELATED
TRANSACTIONS
Net premiums
transferred from
New England Life
Insurance Company
(Note 4).........    9,237,234   11,268,285       102     8,495    180,876,907
Net transfers
(to) from other
sub-accounts.....    9,868,299   16,487,055    36,048   224,709        --
Net transfers to
New England Life
Insurance
Company..........   (4,905,512)  (8,836,370)   (5,935)  (30,973)   (89,600,956)
                   ------------ ------------ --------- ---------- -------------
Increase in net
assets resulting
from policy-
related
transactions.....   14,200,021   18,918,970    30,215   202,231     91,275,951
                   ------------ ------------ --------- ---------- -------------
Net increase in
net assets.......   14,850,253   18,415,167    30,422   200,694     66,867,697
NET ASSETS, AT
BEGINNING OF THE
PERIOD...........    4,281,914    9,453,665     --        --       298,623,593
                   ------------ ------------ --------- ---------- -------------
NET ASSETS, AT
END OF THE
PERIOD...........  $19,132,167  $27,868,832   $30,422  $200,694   $365,491,290
                   ============ ============ ========= ========== =============

* For the period May 2, 1994 (Commencement of Operations) through December 31, 1994.
**For the period August 31, 1994 (Commencement of Operations) through December
 31, 1994.

                       See Notes to Financial Statements

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS. New England Variable Life Separate Account (the "Account") of New England Life Insurance Company ("NELICO"), formerly New England Variable Life Insurance Company ("NEVLICO"), was established by NELICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NELICO. The net assets of the Account are restricted from use in the ordinary business of NELICO.

Effective with the merger on August 30, 1996 of New England Mutual Life Insurance Company ("NEMLICO") and Metropolitan Life Insurance Company ("MLI"), NEMLICO ceased to exist, with MLI the surviving company of the merger. NELICO then became an indirect wholly-owned subsidiary of MLI.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. SUB-ACCOUNTS. The Account has eighteen investment sub-accounts each of which invest in the shares of one portfolio of the New England Zenith Fund ("Zenith Fund"), the Variable Insurance Products Fund or the Variable Insurance Products Fund II. The portfolios of the Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II in which the sub-accounts invest are referred to herein as the "Eligible Funds". The Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II are diversified, open-end management investment companies. The Account purchases or redeems shares of the eighteen Eligible Funds based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (normally 4:00 p.m. EST) on each day the Exchange is open for trading. Realized gains and losses on the sale of Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the carrying value of the assets of the Eligible Funds.

3. MORTALITY AND EXPENSE RISK CHARGES. NELICO charges the Account for the mortality and expense risk NELICO assumes. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual cost. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Currently, the charges are made daily at an annual rate of .35% of the Account assets attributable to fixed premium ("Zenith Life") variable policies, .45% of the Account assets attributable to single premium ("Zenith Life One") variable life policies, .60% of the Account assets attributable to variable ordinary ("Zenith Life Plus" and "Zenith Life Plus II") life policies and limited payment ("Zenith Life Executive 65") variable life policies, .90% of the Account assets attributable to variable survivorship ("Zenith Survivorship Life") life policies, and .75% of the Account assets attributable to flexible premium ("Zenith Flexible Life") variable policies. For the modified single premium ("American Gateway") variable life policies mortality and expense risk charges are not charged against the sub-account assets but are deducted from the policy cash values monthly at an annual rate of .90%.

4. NET PREMIUM TRANSFERS AND DEDUCTIONS FROM CASH VALUE. Certain deductions are made from each premium payment paid to NELICO to arrive at a net premium that is transferred to the Account. Certain deductions are made from cash values in the sub-accounts. These deductions, depending on the policy, could include sales loads, administrative charges, premium tax charges, risk charges, cost of insurance charges, and charges for rider benefits and special risk charges.

5. FEDERAL INCOME TAXES. For federal income tax purposes the Account's operations are included with those of NELICO. NELICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

6. INVESTMENT ADVISERS. The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. TNE Advisers, Inc. which is a subsidiary of NELICO, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

        SERIES                    ADVISER                        SUB-ADVISER
        ------           ------------------------- ---------------------------------------
Capital Growth           Capital Growth
                         Management, L.P. ("CGM")*
Back Bay Advisors Money  TNE Advisers, Inc.**      Back Bay Advisors, L.P.*
 Market
Back Bay Advisors Bond   TNE Advisers, Inc.**      Back Bay Advisors, L.P.*
 Income
Back Bay Advisors        TNE Advisers, Inc.**      Back Bay Advisors, L.P.*
 Managed
Westpeak Stock Index     TNE Advisers, Inc.**      Westpeak Investment Advisors, L.P.*
Westpeak Growth and      TNE Advisers, Inc.**      Westpeak Investment Advisors, L.P.*
 Income
Loomis Sayles Avanti     TNE Advisers, Inc.**      Loomis, Sayles & Company, L.P.*
 Growth
Loomis Sayles Small Cap  TNE Advisers, Inc.**      Loomis, Sayles & Company, L.P.*
Loomis Sayles Balanced   TNE Advisers, Inc.**      Loomis, Sayles & Company, L.P.*
Draycott International   TNE Advisers, Inc.**      Draycott Partners, Ltd.
 Equity
Davis Venture Value      TNE Advisers, Inc.**      Davis Selected Advisers, Inc.
Alger Equity Growth      TNE Advisers, Inc.**      Fred Alger Management, Inc.
Salomon Brothers U.S.    TNE Advisers, Inc.**      Salomon Brothers Asset Management, Inc.
 Government
Salomon Brothers         TNE Advisers, Inc.**      Salomon Brothers Asset Management, Inc.
 Strategic Bond
 Opportunities

 * An affiliate of NELICO
** A subsidiary of NELICO

In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Stock Index Series, Westpeak Growth and Income Series, Loomis Sayles Avanti Growth Series and Loomis Sayles Small Cap Series, TNE Advisers became the adviser on May 1, 1995. Prior to that date those Series were advised by their current sub-adviser, except as follows. NEMLICO, the former parent of NELICO, itself served as investment adviser to the Back Bay Advisors Money Market Series and Back Bay Advisors Bond Income Series until September 10, 1986 when Back Bay Advisors assumed its responsibilities under the investment advisory agreements with those Series. Back Bay Advisors served as investment adviser to the Westpeak Stock Index Series until August 2, 1993, when Westpeak became the investment adviser. The Capital Growth Series was managed by Loomis, Sayles until March 1, 1990, when its Capital Growth Management division was reorganized into CGM. The Equity-Income, Overseas, and High Income Portfolios of the Variable Insurance Products Fund and the Asset Manager Portfolio of the Variable Insurance Products Fund II receive investment advice from Fidelity Management & Research Company.

On January 22, 1997, the Board of Trustees of New England Zenith Fund approved a new subadvisory agreement relating to the Draycott International Equity Series between TNE Advisers, Inc. and Morgan Stanley Asset Management Inc. ("MSAM"). This new agreement, is expected to become effective May 1, 1997 (subject to shareholder approval, if necessary). Under this new agreement MSAM would become subadviser of the Series, succeeding Draycott Partners, Ltd. and would be responsible for the day to day management of the Series. The new name of the Series will be Morgan Stanley International Magnum Equity Series.

7. INVESTMENT PURCHASES AND SALES. The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from the sales of Eligible Fund shares for each sub-account for the year ended December 31, 1996:

                                                   PURCHASES      SALES
                                                  ------------ ------------
   Capital Growth Series                          $192,435,910 $125,337,191
   Back Bay Advisors Money Market Series            98,065,488   87,200,674
   Back Bay Advisors Bond Income Series             18,719,861   11,239,097
   Back Bay Advisors Managed Series                 13,159,539    7,382,329
   Westpeak Stock Index Series                      16,840,737    7,613,106
   Westpeak Growth and Income Series                11,290,092    4,514,904
   Loomis Sayles Avanti Growth Series               14,804,586    7,554,161
   Loomis Sayles Small Cap Series                   20,487,120    6,016,762
   Loomis Sayles Balanced Series                     3,720,239      699,768
   Draycott International Equity Series              5,234,589    1,560,413
   Davis Venture Value Series                       16,761,770    3,814,839
   Alger Equity Growth Series                       25,051,802    7,538,044
   Salomon Brothers U.S. Government Series*             47,709      --
   Salomon Brothers Strategic Bond Opportunities
    Series*                                             28,407      --
   VIP Equity-Income Series                         40,788,600   18,781,619
   VIP Overseas Series                              29,417,696   19,661,090
   VIP High Income Series                            3,849,778    1,456,754
   VIP II Asset Manager Series                       2,822,409    1,496,363

* For the period July 1, 1996 (Commencement of Operations of the sub-account) through December 31, 1996.

8. NET INVESTMENT RETURNS. The following table shows the net investment return of the sub-account for each type of variable life insurance policy investing in the Account. The net investment return reflects the appropriate mortality and expense risk charge against sub-account assets, where applicable, for each type of variable life insurance policy shown (in the case of the American Gateway Series, the mortality and expense risk charge is deducted monthly from cash values rather than daily from sub-account assets and, therefore, does not impact sub-account net investment returns). These figures do not reflect charges deducted from premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies. Certain amounts have been restated to conform with the current calculation of net investment return to provide greater comparability with industry convention.

FIXED PREMIUM ("ZENITH LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ------------------------------------------------------------------------------------------
                         1/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  52.17%    (9.11%)  30.30%   (3.82%)  53.45%   (6.38%)  14.57%   (7.39%)  37.55%   20.65%
Bond Income.............   1.91%     7.99%   11.91%    7.71%   17.55%    7.80%   12.22%   (3.70%)  20.78%    4.24%
Money Market............   6.16%     7.14%    8.87%    7.81%    5.84%    3.43%    2.61%    3.61%    5.33%    4.76%
                         5/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index............. (12.40%)   15.93%   29.70%   (4.48%)  29.98%    6.92%    9.34%    0.76%   36.44%   22.04%
Managed.................  (0.89%)    9.10%   18.67%    2.85%   19.75%    6.33%   10.26%   (1.46%)  30.81%   14.62%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Avanti Growth.................................................................   14.47%   (0.62%)  29.90%   17.20%
Growth and Income.............................................................   13.97%   (1.55%)  35.99%   17.68%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Equity-Income.................................................................    9.29%    6.69%   34.62%   13.88%
Overseas......................................................................   14.57%    1.37%    9.30%   12.82%
                                                                                         5/2/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
Small Cap..............................................................................   (3.45%)  28.40%   30.22%
                                                                                         8/31/94- 1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
High Income............................................................................   (0.58%)  20.18%   13.63%
Asset Manager..........................................................................   (4.41%)  16.55%   14.20%
                                                                                                  5/1/95-  1/1/96-
SUB-ACCOUNT                                                                                       12/31/95 12/31/96
-----------                                                                                       -------- --------
Equity Growth...................................................................................   24.84%   12.78%
Balanced........................................................................................   13.75%   16.50%
International Equity............................................................................    3.85%    6.30%
Venture Value...................................................................................   21.64%   25.40%

SINGLE PREMIUM ("ZENITH LIFE ONE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ------------------------------------------------------------------------------------------
                         1/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  52.02%    (9.20%)  30.17%   (3.91%)  53.29%   (6.47%)  14.46%   (7.38%)  37.41%   20.53%
Bond Income.............   1.81%     7.88%   11.79%    7.60%   17.43%    7.69%   12.10%   (3.80%)  20.66%    4.14%
Money Market............   6.05%     7.03%    8.77%    7.71%    5.74%    3.33%    2.51%    3.35%    5.23%    4.65%
                         5/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index............. (12.46%)   15.82%   29.57%   (4.58%)  29.85%    6.81%    9.23%    0.66%   36.30%   21.91%
Managed.................  (0.96%)    8.99%   18.55%    2.75%   19.63%    6.22%   10.15%   (1.56%)  30.67%   14.51%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Avanti Growth.................................................................   14.39%   (0.72%)  29.77%   17.08%
Growth and Income.............................................................   13.90%   (1.65%)  35.85%   17.56%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Equity-Income.................................................................    9.22%    6.59%   34.49%   13.77%
Overseas......................................................................   14.49%    1.27%    9.19%   12.70%
                                                                                         5/2/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
Small Cap..............................................................................   (3.52%)  28.27%   30.09%
                                                                                         8/31/94- 1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
High Income............................................................................   (0.61%)  20.06%   13.52%
Asset Manager..........................................................................   (4.45%)  16.43%   14.09%
                                                                                                  5/1/95-  1/1/96-
SUB-ACCOUNT                                                                                       12/31/95 12/31/96
-----------                                                                                       -------- --------
Equity Growth...................................................................................   24.76%   12.66%
Balanced........................................................................................   13.67%   16.39%
International Equity............................................................................    3.79%    6.19%
Venture Value...................................................................................   21.56%   25.27%

VARIABLE ORDINARY ("ZENITH LIFE PLUS" AND "ZENITH LIFE PLUS II") AND LIMITED PAYMENT ("ZENITH LIFE EXECUTIVE 65") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ------------------------------------------------------------------------------------------
                         1/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  51.79%    (9.34%)  29.98%   (4.06%)  53.06%   (6.61%)  14.28%   (7.62%)  37.21%   20.34%
Bond Income.............   1.65%     7.72%   11.63%    7.44%   17.25%    7.53%   11.94%   (3.94%)  20.47%    3.98%
Money Market............   5.89%     6.87%    8.60%    7.54%    5.58%    3.18%    2.36%    3.35%    5.07%    4.50%
                         5/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index............. (12.55%)   15.65%   29.37%   (4.72%)  29.65%    6.65%    9.07%    0.51%   36.10%   21.73%
Managed.................  (1.06%)    8.83%   18.37%    2.59%   19.45%    6.06%    9.99%   (1.70%)  30.48%   14.34%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Avanti Growth.................................................................   14.28%   (0.87%)  29.57%   16.90%
Growth and Income.............................................................   13.78%   (1.80%)  35.65%   17.38%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Equity-Income.................................................................    9.11%    6.43%   34.29%   13.59%
Overseas......................................................................   14.38%    1.12%    9.02%   12.53%
                                                                                         5/2/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
Small Cap..............................................................................   (3.61%)  28.08%   29.90%
                                                                                         8/31/94- 1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
High Income............................................................................   (0.66%)  19.88%   13.35%
Asset Manager..........................................................................   (4.49%)  16.26%   13.91%
                                                                                                  5/1/95-  1/1/96-
SUB-ACCOUNT                                                                                       12/31/95 12/31/96
-----------                                                                                       -------- --------
Equity Growth...................................................................................   24.64%   12.49%
Balanced........................................................................................   13.56%   16.21%
International Equity............................................................................    3.68%    6.03%
Venture Value...................................................................................   21.44%   25.08%

VARIABLE SURVIVORSHIP ("ZENITH SURVIVORSHIP LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ------------------------------------------------------------------------------------------
                         1/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  51.34%    (9.61%)  29.59%   (4.35%)  52.61%   (6.90%)  13.94%   (7.90%)  36.80%   19.98%
Bond Income.............   1.35%     7.40%   11.29%    7.11%   16.90%    7.21%   11.60%   (4.23%)  20.12%    3.67%
Money Market............   5.57%     6.55%    8.28%    7.22%    5.26%    2.87%    2.05%    3.04%    4.75%    4.18%
                         5/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index............. (12.73%)   15.30%   28.99%   (5.01%)  29.27%    6.33%    8.74%    0.21%   35.69%   21.36%
Managed.................  (1.26%)    8.50%   18.02%    2.28%   19.10%    5.74%    9.69%   (2.00%)  30.09%   13.99%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Avanti Growth.................................................................   14.05%   (1.16%)  29.19%   16.55%
Growth and Income.............................................................   13.55%   (2.09%)  35.25%   17.03%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Equity-Income.................................................................    8.89%    6.11%   33.89%   13.25%
Overseas......................................................................   14.15%    0.82%    8.70%   12.19%
                                                                                         5/2/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
Small Cap..............................................................................   (3.80%)  27.69%   29.50%
                                                                                         8/31/94- 1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
High Income............................................................................   (0.76%)  19.53%   13.00%
Asset Manager..........................................................................   (4.59%)  15.91%   13.57%
                                                                                                  5/1/95-  1/1/96-
SUB-ACCOUNT                                                                                       12/31/95 12/31/96
-----------                                                                                       -------- --------
Equity Growth...................................................................................   24.39%   12.15%
Balanced........................................................................................   13.33%   15.86%
International Equity............................................................................    3.48%    5.71%
Venture Value...................................................................................   21.20%   24.71%

FLEXIBLE PREMIUM ("ZENITH FLEXIBLE LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ------------------------------------------------------------------------------------------
                         1/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  51.56%    (9.47%)  31.88%   (5.73%)  52.83%   (6.75%)  14.11%   (7.76%)  37.00%   20.16%
Bond Income.............   1.50%     7.56%   11.46%    7.28%   17.08%    7.37%   11.77%   (4.08%)  20.29%    3.82%
Money Market............   5.73%     6.71%    8.44%    7.38%    5.42%    3.02%    2.20%    3.20%    4.91%    4.34%
                         5/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index............. (13.06%)   15.47%   29.18%   (4.86%)  29.46%    6.49%    8.90%    0.36%   35.90%   21.55%
Managed.................  (1.15%)    8.67%   18.20%    2.44%   19.28%    5.90%    9.82%   (1.85%)  30.28%   14.16%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Avanti Growth.................................................................   14.16%   (1.01%)  29.38%   16.72%
Growth and Income.............................................................   13.67%   (1.94%)  35.45%   17.21%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Equity-Income.................................................................    9.00%    6.27%   34.09%   13.42%
Overseas......................................................................   14.26%    0.97%    8.86%   12.36%
                                                                                         5/2/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
Small Cap..............................................................................   (3.71%)  27.88%   29.70%
                                                                                         8/31/94- 1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
High Income............................................................................   (0.71%)  19.71%   13.17%
Asset Manager..........................................................................   (4.54%)  16.08%   13.74%
                                                                                                  5/1/95-  1/1/96-
SUB-ACCOUNT                                                                                       12/31/95 12/31/96
-----------                                                                                       -------- --------
Equity Growth...................................................................................   24.51%   12.32%
Balanced........................................................................................   13.44%   16.03%
International Equity............................................................................    3.58%    5.87%
Venture Value...................................................................................   21.32%   24.89%

MODIFIED SINGLE PREMIUM ("AMERICAN GATEWAY") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -------------------------------------------------------------------------------------------
                         1/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-   1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- --------- -------- --------
Bond Income.............   2.27%     8.37%   12.30%    8.09%   17.96%   8.18%    12.61%   (3.36%)   21.20%    4.61%
Money Market............   6.53%     7.52%    9.25%    8.19%    6.21%   3.80%     2.97%    3.97%     5.70%    5.13%
                         5/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-   1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- --------- -------- --------
Stock Index............. (12.20%)   16.34%   30.15%   (4.14%)  30.43%   7.30%     9.72%    1.12%    36.92%   22.47%
Managed.................  (0.66%)    9.48%   19.08%    3.21%   20.17%   6.70%    10.65%   (1.11%)   31.26%   15.03%
                                                                                4/30/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94  12/31/95 12/31/96
-----------                                                                     -------- --------- -------- --------
Avanti Growth.................................................................   14.74%   (0.27%)   30.35%   17.61%
Growth and Income.............................................................   14.24%   (1.21%)   36.47%   18.10%
                                                                                          5/2/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94  12/31/95 12/31/96
-----------                                                                              --------- -------- --------
Small Cap..............................................................................   (3.23%)   28.84%   30.68%
                                                                                         10/31/94- 1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94  12/31/95 12/31/96
-----------                                                                              --------- -------- --------
Equity Growth..........................................................................   (4.20%)   48.69%   13.17%
Balanced...............................................................................   (0.10%)   24.79%   16.91%
International Equity...................................................................    2.60%     6.23%    6.67%
Venture Value..........................................................................   (3.50%)   39.28%   25.84%
U.S. Government........................................................................    0.60%    15.02%    3.31%
Strategic Bond Opportunities...........................................................   (1.40%)   19.38%   14.36%

  The net investment return of a sub-account is calculated by taking the difference between the sub-account's ending value and the beginning value for the period and dividing it by the beginning value for the period.

                       INDEPENDENT AUDITORS' REPORT

New England Life Insurance Company:

We have audited the accompanying consolidated balance sheet of New England Life Insurance Company (formally New England Variable Life Insurance Company) and subsidiaries as of December 31, 1996, and the related consolidated statement of earnings, equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1996 consolidated financial statements present fairly, in all material respects, the financial position of the New England Life Insurance Company and subsidiaries as of December 31, 1996 and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.

In 1996, as discussed in Note 1 to the financial statements, the Company (1) has adopted all applicable generally accepted accounting principles as required for mutual life insurance enterprises (or wholly-owned stock life insurance company subsidiaries of mutual life insurance enterprises) by Interpretation No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises, and Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long Duration Participating Policies; and (2) has reflected the effects of the changes in corporate organization.

The consolidated balance sheet of the Company and subsidiaries as of December 31, 1995 and the related consolidated statements of earnings, equity, and cash flows for the periods ended December 31, 1995 and 1994 present the combination of the individual financial statements of New England Variable Life Insurance Company and other entities listed in Note 1. Such individual financial statements were audited by other auditors before the applicable effects of the changes described in the paragraph above and their reports on the financial statements of each of the insurance entities listed in Note 1 expressed an adverse opinion as to the conformity with generally accepted accounting principles and an unqualified opinion as to conformity with statutory principles and their reports on the financial statements of each of the other entities expressed an unqualified opinion. We have audited the adjustments that were applied to restate the 1995 and 1994 financial statements to reflect the effects of the changes for the adoption of generally accepted accounting principles and the changes in corporate organization as described in Note 1. In our opinion, such adjustments are appropriate and have been properly applied.

Deloitte & Touche LLP

February 18, 1997
Boston, Massachusetts

                       NEW ENGLAND LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                           DECEMBER 31, 1996 AND 1995

                                            NOTES      1996           1995
                                            ----- -------------- --------------
ASSETS
Investments:
 Fixed Maturities:
  Available for Sale, at Estimated Fair
   Value................................... 2,11  $  524,284,643 $  575,834,866
  Held to Maturity, at Amortized Cost......           29,666,318     36,550,618
  Mortgage Loans on Real Estate............ 2,11        --            2,210,153
  Policy Loans.............................   11      76,262,779     58,210,498
  Real Estate..............................            1,701,981       --
  Short-Term Investments...................   11     156,559,460     20,828,254
  Other Invested Assets....................           12,956,434        206,000
                                                  -------------- --------------
  Total Investments........................          801,431,615    693,840,389
  Cash and Cash Equivalents................   11      49,147,342     35,129,015
  Deferred Policy Acquisition Costs........          434,636,666    353,809,245
  Accrued Investment Income................           13,712,748     14,621,811
  Premiums and Other Receivables...........    4       5,941,433     10,311,027
  Other Assets.............................           95,106,160     11,148,103
  Separate Account Assets..................        1,206,959,498    748,184,716
                                                  -------------- --------------
    Total Assets...........................       $2,606,935,462 $1,867,044,306
                                                  ============== ==============
LIABILITIES AND EQUITY
LIABILITIES
Future Policy Benefits.....................    4  $  464,888,914 $  446,687,020
Policyholder Account Balances.............. 4,11     181,594,090    138,831,391
Other Policyholder Funds...................   11       2,071,162      2,353,586
Policyholder Dividends Payable.............            9,018,002      7,346,500
Short and Long-Term Debt................... 8,11      84,056,337     79,347,546
Income Taxes Payable:                          5
  Current..................................            6,272,302      9,179,749
  Deferred.................................           39,463,081     54,981,645
Other Liabilities..........................           62,190,384     25,629,031
Separate Account Liabilities...............        1,206,959,498    748,184,716
                                                  -------------- --------------
    Total Liabilities......................        2,056,513,770  1,512,541,184
                                                  -------------- --------------
Commitments and Contingencies (Notes 2, 4,
 8 and 9)..................................
EQUITY
Common Stock...............................            2,500,000      2,500,000
Contributed Capital........................          497,945,598    289,099,450
Retained Earnings..........................           46,248,721     36,547,252
Net Unrealized Investment Gains............    3       3,727,373     26,356,420
                                                  -------------- --------------
    Total Equity...........................          550,421,692    354,503,122
                                                  -------------- --------------
Total Liabilities and Equity...............       $2,606,935,462 $1,867,044,306
                                                  ============== ==============

          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                      CONSOLIDATED STATEMENTS OF EARNINGS

             FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994

                                   NOTES     1996         1995         1994
                                   ----- ------------ ------------ ------------
REVENUES
Premiums, net....................     4  $ 37,410,040 $ 38,565,735 $206,099,650
Universal Life and Investment-
 Type Product Policy Fee Income..         101,755,632   79,371,437   63,349,660
Net Investment Income............     3    49,628,343   41,815,075    4,069,355
Investment Gains (Losses), Net...     3    15,979,267   21,979,906      (64,081)
Commissions, Fees and Other In-
 come............................          44,929,609   34,554,617  264,883,323
                                         ------------ ------------ ------------
Total Revenues...................         249,702,891  216,286,770  538,337,907
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits, net.......     4    65,520,519   55,810,172  435,150,792
Interest Credited to Policyholder
 Account Balances................           5,557,652    2,564,651      904,003
Policyholder Dividends...........          14,829,641   13,953,664    7,232,042
Other Operating Costs and Ex-
 penses..........................         151,043,021  110,890,061   83,725,839
                                         ------------ ------------ ------------
Total Benefits and Other Deduc-
 tions...........................         236,950,833  183,218,548  527,012,676
                                         ------------ ------------ ------------
Earnings from Continuing
 Operations before Income Taxes..          12,752,058   33,068,222   11,325,231
Income Taxes.....................     5     3,050,589   12,302,605    4,188,483
                                         ------------ ------------ ------------
NET EARNINGS.....................        $  9,701,469 $ 20,765,617 $  7,136,748
                                         ============ ============ ============


          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF EQUITY

              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                        NET
                              COMMON                 UNREALIZED
                             STOCK &                 INVESTMENT
                           CONTRIBUTED   RETAINED      GAINS
                             CAPITAL     EARNINGS     (LOSSES)       TOTAL
                           ------------ ----------- ------------  ------------
BALANCES AT JANUARY 1,
 1994..................... $175,028,227 $ 8,644,887 $    104,801  $183,777,915
Net Earnings..............                7,136,748                  7,136,748
Change in Net Unrealized
 Investment Gains
 (Losses).................                              (774,432)     (774,432)
Contributed Capital.......   53,028,000                             53,028,000
                           ------------ ----------- ------------  ------------
BALANCES AT DECEMBER 31,
 1994.....................  228,056,227  15,781,635     (669,631)  243,168,231
Net Earnings..............               20,765,617                 20,765,617
Change in Net Unrealized
 Investment Gains
 (Losses).................                            27,026,051    27,026,051
Contributed Capital.......   63,543,223                             63,543,223
                           ------------ ----------- ------------  ------------
BALANCES AT DECEMBER 31,
 1995.....................  291,599,450  36,547,252   26,356,420   354,503,122
Net Earnings..............                9,701,469                  9,701,469
Change in Net Unrealized
 Investment Gains
 (Losses).................                           (22,629,047)  (22,629,047)
Contributed Capital.......  208,846,148                            208,846,148
                           ------------ ----------- ------------  ------------
BALANCES AT DECEMBER 31,
 1996..................... $500,445,598 $46,248,721 $  3,727,373  $550,421,692
                           ============ =========== ============  ============


          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                       1996           1995           1994
                                   -------------  -------------  -------------
NET CASH USED IN OPERATING
 ACTIVITIES....................... $ (85,673,871) $(111,833,907) $ (46,062,592)
                                   -------------  -------------  -------------
Cash Flows from Investing
 Activities:
  Sales, Maturities and Repayments
   of:
    Available for Sale Fixed
     Maturities...................   276,420,158    538,296,916     13,480,392
    Held to Maturity Fixed
     Maturities...................    10,519,220        625,000       --
    Mortgage Loans on Real Estate.     2,210,152         11,789          8,000
  Purchases of:
    Available for Sale Fixed
     Maturities...................  (259,713,146)  (983,517,566)  (121,490,180)
    Real Estate...................      (480,007)      --             --
    Fixed Asset Property and
     Equipment....................    (3,786,192)      --             --
    Other Assets..................   (11,024,000)       (15,000)       (32,000)
  Net Change in Short-Term
   Investments....................  (135,731,206)   379,325,026     13,737,203
  Net Change in Policy Loans......   (18,052,280)   (14,243,155)   (13,293,625)
  Other, Net......................        66,820       (114,000)     2,255,589
                                   -------------  -------------  -------------
NET CASH USED IN INVESTING
 ACTIVITIES.......................  (139,570,481)   (79,630,990)  (105,334,621)
                                   -------------  -------------  -------------
Cash Flows from Financing
 Activities:
  Common Stock....................
  Capital Contributions...........   159,162,170      9,515,000     52,698,000
  Borrowed Money..................                   25,000,000     50,000,000
  Policyholder Account Balances:
    Deposits......................   482,551,966    281,761,424    201,732,909
    Withdrawals...................  (364,932,882)  (148,402,748)  (108,766,575)
  Financial Reinsurance
   Receivables....................   (37,518,575)      --             --
                                   -------------  -------------  -------------
NET CASH PROVIDED BY FINANCING
 ACTIVITIES.......................   239,262,679    167,873,676    195,664,334
                                   -------------  -------------  -------------
Change in Cash and Cash
 Equivalents......................    14,018,327    (23,591,221)    44,267,121
Cash and Cash Equivalents,
 Beginning of Year................    35,129,015     58,720,236     14,453,115
                                   -------------  -------------  -------------
CASH AND CASH EQUIVALENTS, END OF
 YEAR............................. $  49,147,342  $  35,129,015  $  58,720,236
                                   =============  =============  =============
Supplemental Cash Flow
 Information:
  Interest Paid................... $   1,523,134  $   1,277,033  $      --
                                   =============  =============  =============
  Income Taxes Paid............... $   4,720,928  $   6,764,653  $     132,000
                                   =============  =============  =============

          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

             FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994

                                       1996           1995           1994
                                   -------------  -------------  -------------
NET EARNINGS.....................  $   9,701,469  $  20,765,617  $   7,136,748
Adjustments to Reconcile Net
 Earnings to Net Cash Provided by
 (Used in) Operating Activities:
  Change in Deferred Policy
   Acquisition Costs, Net........    (68,626,162)   (45,823,425)  (128,219,002)
  Change in Accrued Investment
   Income........................        909,063    (11,507,438)       (87,020)
  Change in Premiums and Other
   Receivables...................      4,369,594     (4,072,681)    (1,494,680)
  Investment (Gains) Losses, Net.    (15,979,267)   (21,979,906)        64,081
  Depreciation and Amortization
   Expenses......................      4,119,881      5,724,945         99,912
  Change in Transfer to Separate
   Account.......................     (2,242,885)     1,412,264        105,477
  Interest Credited to
   Policyholder Account Balances.      5,557,652      2,564,651        904,003
  Universal Life and Investment-
   Type Product Policy Fee
   Income........................   (101,755,632)   (79,371,437)   (63,349,660)
  Change in Future Policy
   Benefits......................     18,201,894     14,538,593    125,898,745
  Change in Other Policyholder
   Funds.........................       (282,879)     1,789,475        156,400
  Change in Policyholder
   Dividends Payable.............      1,671,502        114,458      7,232,042
  Change in Income Taxes Payable.     (6,633,789)    10,210,526     10,337,032
  Other, Net.....................     65,315,688     (6,199,549)    (4,846,670)
                                   -------------  -------------  -------------
NET CASH USED IN OPERATING
 ACTIVITIES......................  $ (85,673,871) $(111,833,907) $ (46,062,592)
                                   =============  =============  =============

          See accompanying notes to consolidated financial statements.

                      NEW ENGLAND LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 BUSINESS

New England Life Insurance Company and its subsidiaries (the "Company") is a wholly-owned stock life insurance subsidiary of Metropolitan Life Insurance Company (MetLife). The Company principally provides variable life insurance and variable annuity products through a network of general agencies located throughout the United States.

Prior to the merger of New England Mutual Life Insurance Company (NEMLICO) with MetLife on August 31, 1996, New England Life Insurance Company (NELICO), formerly known as New England Variable Life Insurance Company (NEVLICO), was a subsidiary of NEMLICO. NEMLICO was merged directly into MetLife and ceased to exist as a separate mutual life insurance company. In conjunction with the merger, NEVLICO became a subsidiary of MetLife and changed its name to New England Life Insurance Company. NELICO has continued after the merger to conduct its existing businesses and is also administering the business activities for the former parent NEMLICO. (Note 13)

NELICO is headquartered in Boston, Massachusetts and became a Massachusetts chartered company through a legal process known as redomestication. Prior to the merger, NEVLICO was organized under Delaware law. The capital structure of NELICO continues in the same form subsequent to the merger with common stock authorized at 50,000 shares and 20,000 shares issued and outstanding with a par value of $125 per share. MetLife made an additional statutory capital contribution to NELICO at the merger date totaling $208,003,770 consisting of $128,412,170 of cash and $79,591,600 of bonds, real estate, mortgages, common stock of affiliates and furniture and equipment. Prior to the merger, NELICO received a capital contribution from NEMLICO for $20,000,000 in cash. The total contributed capital for 1996 equaled $228,003,770.

Certain companies that were subsidiaries of NEMLICO became subsidiaries of NELICO as of the merger. The principal subsidiaries of which NELICO owns 100% of the outstanding common stock are Exeter Reassurance Company, Ltd., New England Pension and Annuity Company and Newbury Insurance Company Limited for insurance operations and New England Securities Corporation and TNE Advisers, Inc. for other operations. The principal business activities of the subsidiaries are disclosed below.

Exeter Reassurance Company, Ltd., (Exeter) was incorporated in Bermuda on November 15, 1994, and registered as an insurer under The Insurance Act 1978 (Bermuda). Exeter engages in financial reinsurance of life insurance and annuity policies.

New England Pension and Annuity Company (NEPA) was incorporated under the laws of the State of Delaware on September 12, 1980. NEPA holds licenses in 20 states, but is currently not actively engaged in the sale or distribution of insurance products.

New England Securities Corporation (NES), a National Association of Securities Dealers ("NASD") registered broker/dealer, conducts business as a wholesale distributor of investment products through the sales force of NELICO. Established in 1968, NES offers a range of investment products including mutual funds, investment partnerships, and individual securities. In 1994, NES became a Registered Investment Advisor with the Securities and Exchange Commission ("SEC") and now offers individually managed portfolios. NES is the national distributor for variable annuity and variable life products issued by NELICO. NES is the sole owner of Hereford Insurance Agency, Inc.

Newbury Insurance Company, Limited (Newbury) was incorporated in Bermuda on May 1, 1987, and is registered as a Class 2 insurer under The Insurance Act 1978 (Bermuda). Newbury provides professional liability and personal injury coverage to the agents of NELICO through a facultative reinsurance agreement with Lexington Insurance Company. The policy applies to claims made during the policy period or during the discovery period with limits of $1,000,000 each claim, $1,000,000 annual aggregate each insured, $3,500,000 and $3,000,000 annual aggregate all insured in 1996 and 1995 respectively.

                      NEW ENGLAND LIFE INSURANCE COMPANY

TNE Advisers, Inc. was incorporated on August 26, 1994, and is registered as an investment adviser with the SEC, under the Investment Advisers Act of 1940. TNE Advisers, Inc. was organized to serve as an investment adviser to certain mutual funds of the New England Zenith Fund and does not intend to engage in any business activities other than providing investment management and administrative services.

 BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"), and include the accounts of NELICO and its subsidiaries in which NELICO has control and a majority economic interest. The consolidated financial statements have been prepared as though the current reporting entity had always existed. Significant intercompany transactions and balances have been eliminated in consolidation.

Prior to 1996, NELICO, as a wholly owned stock life insurance subsidiary of a mutual life insurance company, prepared its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware (statutory financial statements), which accounting practices were considered to be GAAP. In 1996, NELICO adopted Interpretation No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises (the "Interpretation") and Statement of Financial Accounting Standards ("SFAS") No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long Duration Participating Policies (the "Standard"), of the Financial Accounting Standards Board ("FASB"). The Interpretation and Standard required mutual life insurance companies to adopt all standards promulgated by the FASB in their general purpose financial statements. The financial statements of NELICO for 1995 and 1994 have been retroactively restated to reflect the adoption of all applicable authoritative GAAP pronouncements. The cumulative effect of such adoption as of January 1, 1994 has been reflected in an adjustment of equity at January 1, 1994 (see Note 12).

As of December 31, 1993, the Company adopted Statement of Financial Accounting Standard (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities", which expanded the use of fair value accounting for those securities that a company does not have positive intent and ability to hold to maturity. Implementation of SFAS No. 115 increased consolidated equity by $104,801, net of deferred income taxes and adjustments of deferred policy acquisition costs and future policy benefits.

 VALUATION OF INVESTMENTS

Fixed maturity securities for which the Company has the positive intent and ability to hold to maturity are stated principally at amortized cost and include bonds and redeemable preferred stock. All other fixed maturity securities are classified as available for sale and are reported at estimated fair market value. Unrealized holding gains and losses on fixed maturity securities available for sale are reported as a separate component of equity. Such amounts are net of related deferred income taxes and adjustments of deferred policy acquisition costs and future policy benefits relating to unrealized gains on available for sale securities. Amortized cost of fixed maturity securities is adjusted for impairments in value deemed to be other than temporary. All securities are recorded on a trade date basis.

The Company's mortgage loan on real estate was carried at outstanding principal balance. Mortgage loans are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contract terms of the loan agreement. The mortgage loan was in good standing at December 31, 1995 and no allowance for loss was required.

Real estate is considered held for sale by management and is reported at the lower of cost or estimated fair market value less allowances for the estimated cost of sales. No impairment allowance is required on the property.

                      NEW ENGLAND LIFE INSURANCE COMPANY

Policy loans are stated at unpaid principal balances.

Short-term investments are stated at amortized cost which approximates fair value.

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less. These are carried at cost, which approximates fair value.

 INVESTMENT RESULTS

Realized investment gains and losses are determined by specific identification and are presented as a component of revenues.

 PROPERTY AND EQUIPMENT

Property and equipment and leasehold improvements are included in other assets and are stated at cost, less accumulated depreciation and amortization. Depreciation, including charges relating to capitalized leases, is provided using the straight line method over the estimated useful lives of the assets which generally range from 4 to 15 years or the term of the lease, if shorter. Amortization of leasehold improvements is provided using the straight line method over the lesser of the term of the leases or the estimated useful life of the improvements.

Accumulated depreciation and amortization on property and equipment and leasehold improvements was $3,117,743 and $0 at December 31, 1996 and 1995, respectively. Related depreciation and amortization expense was $3,117,743, $0 and $0 for the years ended December 31, 1996, 1995 and 1994, respectively.

 RECOGNITION OF INCOME AND EXPENSES

Premiums from traditional life policies are recognized generally as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contract. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

Reinsurance allowances for individual non-medical health contracts are recognized as income when due.

Premiums from variable life, universal life and investment-type contracts are reported as deposits to policyholder account balances. Revenues from these contracts consist of amounts assessed during the period against policyholder account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholder account balances and interest credited to policyholder account balances.

 DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business, principally commissions, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, have been deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

Deferred policy acquisition costs are amortized over a period up to 40 years for traditional life, variable life, universal life products and for investment-type products as a constant percentage of estimated gross margins or profits arising principally from surrender charges and interest, mortality and expense margins based on historical and anticipated future experience, updated regularly. The effects of revisions to experience on previous amortization of deferred policy acquisition costs are reflected in earnings in the period estimated gross margins or profits are revised.

                      NEW ENGLAND LIFE INSURANCE COMPANY

For non-medical health insurance contracts, deferred policy acquisition costs are amortized over the life of the contracts (generally between 10 and 30 years) in proportion to anticipated reinsurance allowances.

 FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of net level premium reserve for death and endowment policy benefits and the liability for terminal dividends. The net level premium reserve is calculated based on the dividend fund interest rate and mortality rates guaranteed in calculating the cash surrender values described in such contracts. Interest rates used in establishing future policy benefit liabilities range from 4 percent to 5 percent for life insurance policies.

Policyholder account balances for variable life, universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

Benefit liabilities for non-medical health insurance are calculated as the net GAAP liability plus the unamortized deferred acquisition costs. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

 INCOME TAXES

NELICO files a consolidated Federal Income Tax return with Exeter Reassurance Company, Ltd. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred tax assets or liabilities.

 SEPARATE ACCOUNT OPERATIONS

Separate Accounts are established in conformity with the state insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceed the Separate Account liabilities.

Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts are reported as increases in Separate Account liabilities and are not reported in revenues. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues.

 POLICYHOLDER DIVIDENDS

The amount of policyholder dividends to be paid is determined annually by the Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year and management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

 CONSOLIDATED STATEMENTS OF CASH FLOWS--NON CASH TRANSACTIONS

For the years ended December 31, 1996 and 1995, respectively, the Company received capital contributions in the form of transfer of assets of $49,683,978 and $54,028,223. In 1994, $296,815,969 of bonds were received in support of the coinsurance treaty with NEMLICO.

 ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                      NEW ENGLAND LIFE INSURANCE COMPANY

2. INVESTMENTS

 DEBT SECURITIES

The carrying value, gross unrealized gain (loss) and estimated fair value of fixed securities, by category, as of December 31, 1996 and 1995 are shown below.

HELD TO MATURITY SECURITIES

                                               GROSS UNREALIZED
                                ESTIMATED   ----------------------  AMORTIZED
                                FAIR VALUE     GAIN        LOSS        COST
                               ------------ ----------- ---------- ------------
1996
Fixed Maturities:
 Bonds:
  U.S. Treasury Securities and
   obligations of
   U.S. government
   corporations and agencies.. $  7,344,149 $    51,289 $    6,095 $  7,298,955
  States and political subdi-
   visions....................      517,770      38,031                 479,739
  Corporate...................   22,648,666     860,180     99,138   21,887,624
                               ------------ ----------- ---------- ------------
Total Fixed Maturities........ $ 30,510,585 $   949,500 $  105,233 $ 29,666,318
                               ============ =========== ========== ============

HELD TO MATURITY SECURITIES
                                               GROSS UNREALIZED
                                ESTIMATED   ----------------------  AMORTIZED
                                FAIR VALUE     GAIN        LOSS        COST
                               ------------ ----------- ---------- ------------
1995
Fixed Maturities:
 Bonds:
  U.S. Treasury Securities and
   obligations of
   U.S. government
   corporations and agencies.. $  9,695,983 $   179,024 $          $  9,516,959
  States and political subdi-
   visions....................      530,650      60,604                 470,046
  Corporate...................   26,599,841     257,222    170,994   26,513,613
  Other.......................       50,000                              50,000
                               ------------ ----------- ---------- ------------
Total Fixed Maturities........ $ 36,876,474 $   496,850 $  170,994 $ 36,550,618
                               ============ =========== ========== ============

AVAILABLE FOR SALE SECURITIES
                                               GROSS UNREALIZED
                                AMORTIZED   ----------------------  ESTIMATED
                                   COST        GAIN        LOSS     FAIR VALUE
                               ------------ ----------- ---------- ------------
1996
Fixed Maturities:
 Bonds:
  U.S. Treasury Securities and
   obligations of
   U.S. government
   corporations and agencies.. $  5,464,659 $    46,737 $   24,580 $  5,486,816
  Foreign governments.........    1,577,439       1,147     57,272    1,521,314
  Corporate...................  505,682,553  18,637,259  7,092,856  517,226,956
  Mortgage-backed securities..       48,759         798                  49,557
                               ------------ ----------- ---------- ------------
Total Fixed Maturities........ $512,773,410 $18,685,941 $7,174,708 $524,284,643
                               ============ =========== ========== ============

                      NEW ENGLAND LIFE INSURANCE COMPANY

AVAILABLE FOR SALE SECURITIES

                                                GROSS UNREALIZED
                                  AMORTIZED   --------------------  ESTIMATED
                                     COST        GAIN       LOSS    FAIR VALUE
                                 ------------ ----------- -------- ------------
1995
Fixed Maturities:
 Bonds:
  U.S. Treasury Securities and
   obligations of
   U.S. government corporations
   and agencies................. $  1,991,186 $       746 $  1,135 $  1,990,797
  Foreign governments...........    3,017,691     178,111             3,195,802
  Corporate.....................  512,320,546  58,440,764  183,844  570,577,466
  Mortgage-backed securities....       69,877         924                70,801
                                 ------------ ----------- -------- ------------
Total Fixed Maturities.......... $517,399,300 $58,620,545 $184,979 $575,834,866
                                 ============ =========== ======== ============

Included in net unrealized appreciation (deprection) of investments are unrealized gains on foreign currency investments as well as unrealized gains on the associated forward foreign exchange contracts. Unrealized appreciation (depreciation) of investments consists of the following:

                                                               1996     1995
                                                              ------- --------
   Net unrealized gains on investments....................... $ 8,213 $372,881
   Unrealized gains (losses) on the maturity of forward con-
    tracts...................................................  13,665  (76,214)
                                                              ------- --------
                                                              $21,878 $296,667
                                                              ======= ========

The estimated fair value and amortized cost of bonds classified as held to maturity, by contractual maturity, at December 31, 1996 are shown below.

                                                         ESTIMATED   AMORTIZED
                                                        FAIR VALUE     COST
                                                        ----------- -----------
   Due in one year or less............................. $ 3,792,488 $ 3,783,539
   Due after one year through five years...............   8,714,767   8,791,593
   Due after five years through ten years..............  17,503,330  16,591,186
   Due after ten years.................................     500,000     500,000
                                                        ----------- -----------
     Total............................................. $30,510,585 $29,666,318
                                                        =========== ===========

The amortized cost and estimated fair value of bonds classified as available for sale, by contractual maturity, at December 31, 1996 are shown below.

                                                       AMORTIZED    ESTIMATED
                                                          COST      FAIR VALUE
                                                      ------------ ------------
   Due in one year or less........................... $            $
   Due after one year through five years.............   23,380,259   23,820,548
   Due after five years through ten years............   51,941,867   51,169,921
   Due after ten years...............................  437,402,525  449,244,617
                                                      ------------ ------------
     Subtotal........................................  512,724,651  524,235,086
   Mortgage-backed securities........................       48,759       49,557
                                                      ------------ ------------
       Total......................................... $512,773,410 $524,284,643
                                                      ============ ============

Bonds not due at a single maturity date have been included in the above tables in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

                      NEW ENGLAND LIFE INSURANCE COMPANY

 ASSETS HELD IN TRUST FOR THE BENEFIT OF OTHER PARTIES

Exeter has deposited in a trust for the benefit of MetLife certain assets for the purpose of allowing MetLife to record a reserve credit as permitted by regulations of the State of New York. Under the terms of the Trust Agreement MetLife enjoys broad powers to withdraw funds from the trust for the payment of policyholder claims incurred by Exeter under its reinsurance treaty and to direct the investment of funds held in the trust. The Trust Agreement limits the types of investments that may be held in trust to cash and certificates of deposit, U.S. Government bonds and notes and publicly traded securities of U.S. companies having a National Association of Insurance Commissioners (NAIC) rating of 1. At December 31, 1996, the trust held $786,828 of cash and $468,847,351 of bonds and short-term investments, and at December 31, 1995 $487,268,195 of bonds and short-term investments.

 MORTGAGE LOANS

As of December 31, 1995 the mortgage loan investment was collateralized by industrial property in Baltimore, Maryland.

 ASSETS ON DEPOSIT

As of December 31, 1996 and 1995, the Company had assets on deposit with regulatory agencies of $5,884,253 and $6,486,794, respectively.

3. INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

The sources of investment income are as follows:

                                                 1996        1995        1994
                                              ----------- ----------- ----------
   Fixed maturities.........................  $44,629,921 $39,264,322 $1,597,939
   Mortgage loans on real estate............      110,037     233,974    235,138
   Real estate..............................       55,149
   Policy loans.............................    3,734,183   2,831,097  1,996,359
   Cash, cash equivalents and short-term in-
    vestments...............................    3,656,448   1,173,815    597,425
   Other investment income..................       37,135
                                              ----------- ----------- ----------
   Gross investment income..................   52,222,873  43,503,208  4,426,861
   Investment expenses......................    2,594,530   1,688,133    357,506
                                              ----------- ----------- ----------
   Investment income, net...................  $49,628,343 $41,815,075 $4,069,355
                                              =========== =========== ==========

Investment gains (losses) are summarized as follows:

                                                1996        1995        1994
                                             ----------- -----------  --------
   Fixed maturities......................... $15,467,124 $21,981,201  $(64,090)
   Other....................................     512,143      (1,295)        9
                                             ----------- -----------  --------
   Investment gains (losses), net........... $15,979,267 $21,979,906  $(64,081)
                                             =========== ===========  ========

Proceeds from the sales of bonds classified as available for sale during 1996, 1995 and 1994 were $275,008,306, $518,416,727 and $13,127,940 respectively.
During 1996, 1995 and 1994, respectively, gross gains of $19,109,340, $22,557,997 and $77,319, and gross losses of $3,878,497, $576,796, and
$141,409 were realized on those sales.

                      NEW ENGLAND LIFE INSURANCE COMPANY

Proceeds from the call of direct issue bonds classified as held to maturity during 1996, 1995 and 1994 were $5,290,796, $0, and $0, respectively. During 1996, 1995 and 1994, respectively, gross gains of $236,280, $0 and $0, and gross losses of $0, $0, and $0 were realized due to prepayment premiums received. There were no sales of fixed maturities classified as held to maturity.

The unrealized investment gains (losses), which are included in the consolidated balance sheets as a component of equity and the changes for the corresponding years are summarized as follows:

                                             1996          1995        1994
                                         ------------  ------------  ---------
   Year ended December 31
   Balance, beginning of year..........  $ 26,356,420  $   (669,631) $ 104,801
     Change in unrealized investment
      gains (losses)...................   (46,851,102)   58,946,561        --
     Effect of adopting SFAS No. 115...           --            --    (931,481)
     Change in unrealized investment
      gains (losses) attributable to:
       Deferred policy acquisition cost
        allowances.....................    12,210,988   (17,883,703)    98,294
       Deferred income tax (expense)
        benefit........................    12,011,067   (14,036,807)    58,755
                                         ------------  ------------  ---------
   Balance, end of year................  $  3,727,373  $ 26,356,420  $(669,631)
                                         ------------  ------------  ---------
   December 31
   Balance, end of year, comprises:
    Unrealized investment gains (loss-
     es) on:
     Fixed maturities..................   $11,524,866  $ 58,369,351  $(574,586)
     Other.............................        (4,327)        2,290       (334)
                                         ------------  ------------  ---------
                                           11,520,539    58,371,641   (574,920)
   Amounts of unrealized investment
    gains (loss)
    attributable to:
     Deferred policy acquisition cost
      allowances.......................    (5,755,640)  (17,966,628)   (82,925)
     Deferred income taxes.............    (2,037,526)  (14,048,593)   (11,786)
                                         ------------  ------------  ---------
   Balance, end of year................  $  3,727,373  $ 26,356,420  $(669,631)
                                         ============  ============  =========

Net unrealized investment gains at December 31, 1996, before deferred Federal income tax, reflects gross unrealized gains of $18,685,941 and gross unrealized losses of $7,174,708.

4. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

In the normal course of business, the Company assumes and cedes reinsurance with other insurance companies. The accompanying consolidated statements of earnings are presented net of reinsurance ceded.

The effect of reinsurance on premiums earned is as follows:

                                          1996          1995          1994
                                      ------------  ------------  -------------
   Direct premiums................... $  2,681,689  $  2,794,103  $     329,113
   Reinsurance assumed...............   67,482,752    69,329,831    402,121,966
   Reinsurance ceded.................  (32,754,401)  (33,558,199)  (196,351,429)
                                      ------------  ------------  -------------
   Net premiums earned............... $ 37,410,040  $ 38,565,735  $ 206,099,650
                                      ============  ============  =============

                      NEW ENGLAND LIFE INSURANCE COMPANY

Policyholder benefits in the accompanying consolidated statements of earnings are presented net of reinsurance recoveries of $23,961,773, $22,577,080 and $4,948,808 for the years ended December 31, 1996, 1995 and 1994, respectively. Premiums and other receivables in the accompanying consolidated balance sheets include reinsurance recoveries of $0.2 million and $0 million at December 31, 1996 and 1995, respectively.

A contingent liability exists with respect to reinsurance ceded should the reinsurers be unable to meet their obligations.

5. INCOME TAXES

Income tax expense for U.S. operations has been calculated in accordance with the provisions of the Internal Revenue Code, as amended.

NELICO and its eligible subsidiary file a consolidated U.S. income tax return and other subsidiaries file separate income tax returns as required. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. Deferred income taxes arise from the recognition of temporary differences between income determined for financial reporting purposes and income tax purposes.

A summary of income tax expense (benefit) in the consolidated statements of earnings is shown below:

                                            CURRENT     DEFERRED       TOTAL
                                          -----------  -----------  -----------
   1996
   Federal............................... $ 5,333,391  $(1,531,395) $ 3,801,996
   State and Local.......................                 (751,407)    (751,407)
                                          -----------  -----------  -----------
   Total................................. $ 5,333,391  $(2,282,802) $ 3,050,589
                                          ===========  ===========  ===========
   1995
   Federal............................... $ 5,503,644 $  6,354,610  $11,858,254
   State and Local.......................                  444,351      444,351
                                          -----------  -----------  -----------
   Total................................. $ 5,503,644  $ 6,798,961  $12,302,605
                                          ===========  ===========  ===========
   1994
   Federal............................... $(1,960,017) $ 5,557,870  $ 3,597,853
   State and Local.......................                  590,630      590,630
                                          -----------  -----------  -----------
   Total................................. $(1,960,017) $ 6,148,500  $ 4,188,483
                                          ===========  ===========  ===========

Reconciliations of the differences between income taxes computed at the federal statutory tax rates and consolidated provisions for income taxes are as follows:

                                            1996         1995         1994
                                        ------------  -----------  -----------
   Income before taxes................. $ 12,752,058  $33,068,222  $11,325,231
   Income tax rate.....................          35%          35%          35%
                                        ------------  -----------  -----------
   Expected income tax expense at
    federal statutory
    income tax rate....................    4,463,220   11,573,878    3,963,831
   Tax effect of:
     Change in valuation allowance.....  (13,948,000)    (413,000)    (402,850)
     NOL benefit write-off.............   13,012,000      --           --
     State and local income taxes......     (488,415)     288,828      383,910
     Tax credits.......................
     Other, net........................       11,784      852,899      243,592
                                        ------------  -----------  -----------
   Income Tax Expense (Benefit)........ $  3,050,589  $12,302,605  $ 4,188,483
                                        ============  ===========  ===========

                      NEW ENGLAND LIFE INSURANCE COMPANY

The deferred tax asset or liability recorded represents the net temporary differences between the tax bases of assets and liabilities and their amounts for financial reporting. The components of the net deferred tax asset or liability at December 31, 1996 and 1995 are as follows:

                                                      1996           1995
                                                  -------------  -------------
   Deferred tax assets:
     Policyholder liabilities.................... $  83,303,973  $  69,491,980
     Net operating loss carryforward.............    12,547,940     13,012,000
     Other.......................................    14,690,260      9,890,697
                                                  -------------  -------------
   Total gross assets............................   110,542,173     92,394,677
     Less valuation allowance....................                  (13,948,000)
                                                  -------------  -------------
   Asset, net of valuation allowance.............   110,542,173     78,446,677
                                                  -------------  -------------
   Deferred tax liabilities
     Investments.................................    (2,526,047)    (7,185,868)
     Deferred policy acquisition costs...........  (132,964,603)  (106,477,179)
     Net unrealized capital gains................    (2,037,526)   (14,048,593)
     Other.......................................   (12,477,078)    (5,716,682)
                                                  -------------  -------------
   Total gross liabilities.......................  (150,005,254)  (133,428,322)
                                                  -------------  -------------
   Net deferred tax liability.................... $ (39,463,081) $ (54,981,645)
                                                  =============  =============

The sources of the deferred tax expense (benefit) and their tax effects are as follows:

                                            1996         1995          1994
                                        ------------  -----------  ------------
   Policyholder liabilities............ $(17,818,264) $(4,109,738) $(25,551,114)
   Net operating loss carryforward.....      464,060
   Deferred policy acquisition costs...   21,827,603   13,877,584    32,756,212
   Other, net..........................   (6,756,201)  (2,968,885)   (1,056,598)
                                        ------------  -----------  ------------
   Total............................... $ (2,282,802) $ 6,798,961  $  6,148,500
                                        ============  ===========  ============

6. EMPLOYEE BENEFIT PLANS

The Home Office Retirement Plan and related Select Employees' Supplemental Retirement Plan (together the "Plan") cover substantially all of the Company's employees. Retirement benefits are based primarily on years of service and the employee's average salary. The Company's funding policy is to contribute annually an amount that can be deducted for federal income tax purposes using a different actuarial cost method and different assumptions from those used for financial reporting purposes. The net pension cost charged to income in 1996, 1995, and 1994 was $159,000, $150,000, and $145,000, respectively. These amounts are not representative of the net pension cost that can be expected to be charged to income in future years, because substantially all the Company's employees were employed by NEMLICO prior to the merger, and, correspondingly, substantially all net pension cost was incurred by NEMLICO. The amounts of net periodic pension cost disclosed below are more indicative of the net pension cost that will be incurred in future years.

                                           1996          1995          1994
                                       ------------  ------------  ------------
   Service cost......................  $  5,761,000  $  4,797,000  $  6,575,000
   Interest cost on projected benefit
    obligation.......................    12,489,000    11,012,000    10,590,000
   Actual return on assets...........   (15,468,000)  (21,221,000)    2,121,000
   Net amortization and deferrals....     6,009,000    13,059,000   (10,002,000)
                                       ------------  ------------  ------------
   Net periodic pension cost.........  $  8,791,000  $  7,647,000  $  9,284,000
                                       ============  ============  ============

The assumed long-term rate of return on assets used in determining the net periodic pension cost was 8.5 percent.

                      NEW ENGLAND LIFE INSURANCE COMPANY

The following information for the plan includes amounts relating to NEMLICO.

                                                         1996          1995
                                                     ------------  ------------
   Actuarial present value of accumulated plan ben-
    efits..........................................  $133,000,000  $119,000,000
                                                     ============  ============
   Projected benefit obligation....................   182,000,000   168,000,000
                                                     ============  ============
   Net assets available for plan benefits..........   130,992,000   116,000,000
                                                     ============  ============
   Unrecognized prior service cost.................       224,000     3,954,000
                                                     ============  ============
   Unrecognized net (loss) from past experience
    difference from that assumed...................   (37,327,000)  (47,300,000)
                                                     ============  ============
   Unamortized transition gains....................  $  4,015,000  $  5,185,000
                                                     ============  ============

The weighted average discount rate was 7.5%, 8.0% and 7.5% in 1996, 1995 and 1994, respectively. The rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit was 5.0% for 1996, 1995 and 1994. Plan assets consist of bonds, stocks, real estate, and insurance contracts and have an assumed long-term rate of return of 8.5% for 1996, 1995 and 1994.

 OTHER POSTRETIREMENT BENEFITS

In addition to pension benefits, the Company provides certain health care and life insurance benefits for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company.

The following sets forth the plan's fiscal year end funded status reconciled with amounts reported in the financial statements of MetLife. Subsequent to the merger, substantially all employees covered by the plan are employed by the Company. Accordingly, in future years these disclosures will reconcile to amounts reported on the Company's balance sheet and income statement.

                                                           1996        1995
                                                        ----------- -----------
   Accumulated postretirement benefit obligation:
     Retirees.......................................... $28,566,000 $31,696,000
     Fully eligible active plan participants...........   5,482,000   7,075,000
     All other actives.................................  11,098,000  14,200,000
                                                        ----------- -----------
   Total...............................................  45,146,000  52,971,000
   plus: unrecognized net gain.........................  19,997,000  12,654,000
                                                        ----------- -----------
   Accrued postretirement benefit liability............ $65,143,000 $65,625,000
                                                        =========== ===========

                                            1996         1995         1994
                                         -----------  -----------  ----------
   The components of net postretirement
    benefit cost were:
     Service cost......................  $   876,000  $   876,000  $1,070,000
     Interest cost.....................    3,183,000    3,768,000   3,926,000
     Amortization of gain..............   (1,155,000)  (1,043,000)   (922,000)
                                         -----------  -----------  ----------
   Net periodic postretirement benefit
    cost...............................  $ 2,904,000  $ 3,601,000  $4,074,000
                                         ===========  ===========  ==========

Net periodic postretirement benefit costs for the years ended December 31, 1996 and 1995, includes the cost of benefits earned by active employees, interest cost, gains and losses arising from differences between actuarial assumptions and actual experience, and amortization of the transition obligation. The discount rate used to determine the net periodic postretirement benefit cost was 7.25%, 8.5% and 8.0% for 1996, 1995 and 1994, respectively. The Company made contributions to the plan of $3,386,000 in 1996, $3,700,000 in 1995 and $3,579,000 in 1994, as claims were incurred.

                      NEW ENGLAND LIFE INSURANCE COMPANY

The discount rate used to determine the accumulated postretirement benefit obligation was 7.50% and 7.25% as of December 31, 1996 and 1995 respectively. The health care cost trend rate was 8.2% graded to 5.0% over 8 years for 1996, and 8.6% graded to 5.5% over 8 years for 1995. The health care cost trend rate assumption has a minimal impact on the amounts reported, since the Company has capped its contributions at 200% of 1993 levels.

7. LEASES

 LEASE EXPENSE

The Company has entered into various lease agreements for office space, data processing and other equipment. Future gross minimum rental payments under non-cancelable leases for 1997 and the succeeding four years are $10,942,951, $10,690,820, $10,919,215, $9,269,160 and $8,686,613, respectively, and
$51,208,079 thereafter. Minimum future sub-lease rental income on these noncancelable leases is $3,202,010, $3,336,379, $3,336,379, $3,336,379 and
$3,336,379 for 1997 and the succeeding four years, respectively, and $16,518,626 thereafter.

8. DEBT

In 1995, the Company borrowed $25,000,000 from a bank, bearing interest at a variable rate, equal to the greater of the bank's base rate or money market rates plus .6% per annum payable monthly, 5.7% at December 31, 1996 and 5.8% at December 31, 1995. The loan is collateralized by sales loads and surrender charges collected on a defined block of variable life insurance policies issued by the Company. Repayment is structured in a manner to result in repayment over a term of five years. The carrying value of the loan approximates its fair value.

Exeter privately placed $75,118,152 aggregate principal amount, subordinated notes payable (the "Notes"), on December 30, 1994 which are due December 30, 2004, with no interest payments for the first five years and semiannual interest payments thereafter. The Notes have been discounted to yield 8.45% for the first five years and pay interest at 8.845% thereafter. The Notes are expressly subordinated in right of payment to the insurance liabilities of Exeter. The Notes are not subject to redemption by Exeter or through the operation of a sinking fund prior to maturity. Proceeds of the issuance of the Notes, net of discount, amounted to $50,000,000. The issue costs of the Notes of $130,000 were deducted from Notes, net of discount, to arrive at net subordinated notes payable of $49,870,000. The issue cost will be amortized over the life of the Notes. The Notes are held by MetLife, and the carrying value of the loan approximates its fair value.

9. CONTINGENCIES

The Company has no contingent liabilities which might materially affect the financial position of the Company or the results of its operations. There are no pending legal proceedings which are beyond the ordinary course of business which could have a material financial effect.

10. OTHER OPERATING COSTS AND EXPENSES

Other operating costs and expenses consisted of the following:

                                           1996          1995          1994
                                       ------------  ------------  ------------
   Compensation costs................  $ 36,172,270  $ 23,629,621  $ 18,807,641
   Commissions.......................    51,616,356    37,476,445    37,220,361
   Debt expense......................     6,261,153     5,658,756       --
   Amortization of policy acquisition
    costs............................    29,390,090    32,664,723    23,130,743
   Capitalization of policy
    acquisition costs................   (98,016,252)  (65,850,148)  (63,779,884)
   Rent expense, net of sub-lease
    income of
    $119,272, $0 and $0..............     3,060,243     1,609,487     1,288,197
   Other.............................   122,559,161    75,701,177    67,058,781
                                       ------------  ------------  ------------
   Total.............................  $151,043,021  $110,890,061  $ 83,725,839
                                       ============  ============  ============

                      NEW ENGLAND LIFE INSURANCE COMPANY

11. FAIR VALUE INFORMATION

The estimated fair value amounts of financial instruments presented below have been determined by the Company using market information available as of December 31, 1996 and 1995 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data to develop the estimates of fair value for financial instruments for which there are no available market value quotations.

The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                                        CARRYING    ESTIMATED
DECEMBER 31, 1996:                                       VALUE      FAIR VALUE
------------------                                    ------------ ------------
Assets
  Fixed Maturities................................... $553,950,961 $554,795,228
  Policy loans.......................................   76,262,779   76,262,779
  Short-term investments.............................  156,559,460  156,559,460
  Cash and cash equivalents..........................   49,147,342   49,147,342
  Separate Account Assets............................  192,632,348  192,632,348
Liabilities
  Policyholder account balances......................    6,269,574    6,031,664
  Other policyholder funds...........................    2,071,162    2,071,162
  Short and long-term debt...........................   84,056,337   84,056,337
  Separate Account Balances..........................  208,269,567  192,632,348
                                                        CARRYING    ESTIMATED
DECEMBER 31, 1995:                                       VALUE      FAIR VALUE
------------------                                    ------------ ------------
Assets
  Fixed Maturities................................... $612,385,484 $612,711,339
  Mortgage loans.....................................    2,210,153    2,210,153
  Policy loans.......................................   58,210,498   58,210,498
  Short-term investments.............................   20,828,254   20,828,254
  Cash and cash equivalents..........................   35,129,015   35,129,015
  Separate Account Assets............................   39,701,263   39,701,263
Liabilities
  Policyholder account balances......................    2,582,913    2,382,538
  Other policyholder funds...........................    2,353,586    2,353,586
  Short and long-term debt...........................   79,347,546   79,347,546
  Separate Account Balances..........................   42,297,885   39,701,263

For bonds that are publicly traded, estimated fair value was obtained from an independent market pricing service. Publicly traded bonds represented approximately 96 percent of the carrying value and estimated fair value of the total bonds as of December 31, 1996 and 71 percent of the carrying value and estimated fair value of the total bonds as of December 31, 1995. For all other bonds, estimated fair value was determined by management, based primarily on interest rates, maturity, credit quality and average life. Estimated fair values of mortgage loans were generally based on discounted projected cash flows using interest rates offered for loans to borrowers with comparable credit ratings and for the same maturities. Estimated fair values of policy loans were based on discounted projected cash flows using U.S. Treasury rates to approximate interest rates and Company experience to project patterns of loan accrual and repayment. For cash and cash equivalents and short-term investments, the carrying amount is a reasonable estimate of fair value.

                      NEW ENGLAND LIFE INSURANCE COMPANY

The fair values for policyholder account balances are estimated using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Other policyholder funds include liabilities without defined durations such as policy proceeds and dividends left with the Company. The estimated fair value of such liabilities, which generally are of short duration or have periodic adjustments of interest rates, approximates their carrying value.

The estimated fair value of short and long-term debt was determined using rates currently available to the Company for debt with similar terms and remaining maturities.

12. STATUTORY FINANCIAL INFORMATION

The Interpretation and Standard required life insurance companies to adopt all standards promulgated by the FASB in their general purpose financial statements. The effect of all adjustments of initially applying the Interpretation and Standard has been presented as an adjustment to the 1994 opening balance of equity. The components of such adjustments are as follows:

   JANUARY 1, 1994:
   NELICO Historical.............................................. $ 94,378,654
   Other Subsidiaries Combined Historical.........................   13,965,944
                                                                   ------------
                                                                    108,344,598
   Adjustments to GAAP for life insurance companies:
     Future policy benefits and policyholder account balances.....  (92,581,713)
     Deferred policy acquisition costs............................  197,723,446
     Deferred federal income taxes................................  (28,204,895)
     Valuation of investments.....................................      116,100
     Statutory investment valuation reserves......................      206,448
     Statutory interest maintenance reserve.......................       75,672
     Other, net...................................................   (1,901,741)
                                                                   ------------
   Equity......................................................... $183,777,915
                                                                   ============

The following reconciles statutory net income and statutory surplus and reflects the corporate reorganization described in Note 1 determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities with net earnings and equity on a GAAP basis.

                                             YEARS ENDED DECEMBER 31,
                                       ---------------------------------------
                                           1996         1995          1994
                                       ------------  -----------  ------------
   Statutory net income (loss)........ $(46,020,586) $   374,833  $(56,208,918)
   Adjustments to GAAP for life
    insurance companies:
     Future policy benefits and
      policyholders account balances..  (41,173,515)  (9,616,060)  (51,901,361)
     Deferred policy acquisition
      costs...........................   68,626,162   45,823,425   128,219,002
     Deferred Federal Income taxes....    2,282,802   (6,798,961)   (6,148,500)
     Statutory interest maintenance
      reserve.........................      231,011         (744)         (221)
     Other, net.......................   25,755,595   (9,016,876)   (6,823,254)
                                       ------------  -----------  ------------
   Net GAAP Earnings.................. $  9,701,469  $20,765,617  $  7,136,748
                                       ============  ===========  ============

                      NEW ENGLAND LIFE INSURANCE COMPANY

                                           YEARS ENDED DECEMBER 31,
                                   -------------------------------------------
                                       1996           1995           1994
                                   -------------  -------------  -------------
   Statutory surplus.............. $ 355,853,248  $ 203,373,628  $ 142,727,150
   Adjustments to GAAP for life
    insurance companies:
     Future policy benefits and
      policyholders account
      balances....................  (195,272,649)  (154,099,134)  (144,483,074)
     Deferred policy acquisition
      costs.......................   434,636,395    353,809,245    325,859,523
     Deferred Federal Income tax-
      es..........................   (40,185,081)   (55,200,949)   (34,365,181)
     Valuation of investments.....    11,502,988     58,062,684        114,109
     Statutory interest mainte-
      nance reserve...............       305,720         74,707         75,451
     Statutory investment valua-
      tion reserves...............     3,334,658        372,954        137,202
     Surplus notes................   (58,910,797)   (54,210,173)   (49,870,000)
     Receivables from reinsurance
      transactions................    26,029,575       --             --
     Other, net...................    13,127,635      2,320,160      2,973,051
                                   -------------  -------------  -------------
   GAAP Equity.................... $ 550,421,692  $ 354,503,122  $ 243,168,231
                                   =============  =============  =============

13. RELATED PARTY TRANSACTIONS

Prior to the merger NELICO operated under a service agreement with its parent NEMLICO to receive all executive, legal, clerical and other personnel services. Subsequent to the merger, the Company has entered into a Service Agreement to provide all administrative, accounting, legal and similar services to MetLife for certain Administered Contracts, which are life insurance and annuity contracts issued by NEMLICO prior to the merger of NEMLICO and MetLife and those policies and contracts defined in the Service Agreement as Transition Policies which were sold by the Company's field force post-merger.

The Company charged MetLife $88,043,274 including accruals for administrative services on NEMLICO administered contracts for the period of September 1, 1996 through December 31, 1996. Prior to the merger, the Company paid $62,643,521 to NEMLICO for administrative services on variable-life and variable-annuity contracts for the period of January 1, 1996 through August 31, 1996. In 1995, the Company paid $50,875,006 to NEMLICO for administrative services. These services were charged based upon direct costs incurred. Service fees are recorded by NELICO as a reduction in operating expenses.

In 1996, MetLife made a non-cash capital contribution to the Company of common stock of affiliated companies consisting of Exeter, NEPA, NES, Newbury, Omega Reinsurance Corp., TNE Advisers Inc., and TNE Information Services Inc. with a total estimated statutory fair value of $29,557,626. MetLife also made non-cash capital contributions of home-office properties of $10,301,481, socially-responsible investments with a book value of $11,916,278, furniture, equipment and leasehold improvements of $27,816,216 and a cash contribution of $128,412,170. Prior to the merger, NEMLICO made a cash contribution to NELICO of $20,000,000.

In 1995, NEMLICO made a non-cash capital contribution to NELICO of publicly-traded debt securities and private-placement obligations with an estimated fair value of $54,028,223. NELICO received cash contributions from NEMLICO of $8,215,000 and $11,648,000 in 1995 and 1994, respectively.

The Company entered into a lease agreement with MetLife on August 30, 1996 for the home-office building which it occupies on 501 Boylston Street in Boston, Massachusetts. The Company paid $780,160 for lease payments to MetLife for 1996.

Commissions earned by NES from sales of New England Funds (NEF) shares, a subsidiary of MetLife, amounted to $14,791,000 in 1996. Included in accrued income at December 31, 1996, were amounts receivable for assets-based

                      NEW ENGLAND LIFE INSURANCE COMPANY
commissions from NEF totaling $226,000. In 1996, NES earned asset based income of $7,605,000 on average assets of approximately $3.5 billion under management with NEF.

Exeter has a privately-placed subordinated notes payable to MetLife for $58,910,797 at December 31, 1996 and $54,210,173 at December 31, 1995.

On June 21, 1996, NEMLICO purchased a mortgage from NELICO for $2,216,703 which included principal of $2,203,774, and interest of $12,929.

Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Massachusetts Commissioner of Insurance if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10% of NELICO's statutory surplus as regards policyholders as of the previous December 31, or (2) NELICO's statutory net gain from operations for the 12 month period ending the previous December 31.

Of the statutory profits earned by NELICO on participating policies and contracts, the portion which shall inure to the benefit of NELICO's stockholder shall not exceed the larger of (1) 10% of such statutory profits, or (2) fifty cents per year per thousand dollars of participating life insurance other than group term insurance in force at the end of the year.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of New England Variable Life Insurance Company:

We have audited the statutory balance sheet of New England Variable Life Insurance Company (a wholly-owned subsidiary of New England Mutual Life Insurance Company) as of December 31, 1995, and the related statutory statements of operations, surplus, and cash flows for each of the two years in the period ended December 31, 1995. These statutory financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the aforementioned financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware
(SAP), which practices after 1996 (upon issuance of 1996 financial statements) differ from generally accepted accounting principles (GAAP).

In our report dated March 8, 1996, we expressed our opinion that the 1995 and 1994 financial statements, prepared using SAP, presented fairly, in all material respects the financial position of New England Variable Life Insurance Company as of December 31, 1995, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1995 in conformity with GAAP. As described in Note 1 to the financial statements, financial statements of wholly-owned subsidiaries of mutual life insurance enterprises prepared in accordance with SAP are no longer considered to be presented in conformity with GAAP. Accordingly, our present opinion on the 1995 and 1994 financial statements is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the two preceding paragraphs, the financial statements referred to above (and not included herein) do not present fairly, in conformity with GAAP, the financial position of New England Variable Life Insurance Company as of December 31, 1995, or the results of its operations or its cash flows for each of the two years in the period ended December 31, 1995.

In our opinion, the statutory financial statements referred to above (and not included herein) present fairly, in all material respects, the financial condition of New England Variable Life Insurance Company as of December 31, 1995, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1995, on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
March 6, 1996, except for the
information in the penultimate
paragraph under "Basis of
Presentation and Principles of
Consolidation" of Note 1, for which
the date is February 18, 1997

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of New England Pension and Annuity Company:

We have audited the statutory balance sheet of New England Pension and Annuity Company (a wholly-owned subsidiary of New England Mutual Life Insurance Company) as of December 31, 1995, and the related statutory statements of operations and surplus, and cash flows for each of the two years in the period ended December 31, 1995. These statutory financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the aforementioned financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware
(SAP), which practices after 1996 (upon issuance of 1996 financial statements) differ from generally accepted accounting principles (GAAP).

In our report dated March 8, 1996, we expressed our opinion that the 1995 and 1994 financial statements, prepared using SAP, presented fairly, in all material respects the financial position of New England Pension and Annuity Company as of December 31, 1995, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1995 in conformity with GAAP. As described in Note 1 to the financial statements, financial statements of wholly-owned subsidiaries of mutual life insurance enterprises prepared in accordance with SAP are no longer considered to be presented in conformity with GAAP. Accordingly, our present opinion on the 1995 and 1994 financial statements is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the two preceding paragraphs, the financial statements referred to above (and not included herein) do not present fairly, in conformity with GAAP, the financial position of New England Pension and Annuity Company as of December 31, 1995, or the results of its operations or its cash flows for each of the two years in the period ended December 31, 1995.

In our opinion, the statutory financial statements referred to above (and not included herein) present fairly, in all material respects, the financial condition of New England Pension and Annuity Company as of December 31, 1995, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1995, on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
March 6, 1996, except for the
information in the penultimate
paragraph under "Basis of Presentation
and Principles of Consolidation" of
Note 1, for which the date is February
18, 1997

April 23, 1996

                         INDEPENDENT AUDITORS' REPORT

To The Board of Directors and Shareholder of
Exeter Reassurance Company, Ltd.

We have audited the statutory balance sheet of Exeter Reassurance Company, Ltd. (a wholly-owned subsidiary of New England Mutual Life Insurance Company) as of December 31, 1995 and the related statutory statements of operations and surplus, and cash flows for the year then ended. These statutory financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statutory financial statements have been prepared in conformity with The Insurance Act 1978, amendments thereto and related regulations and are not intended to be presented in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above (and not included herein) do not present fairly in conformity with U.S. GAAP, the financial position of Exeter Reassurance Company, Ltd. as of December 31, 1995, or the results of its operations or its cash flows for the year then ended. In our opinion, the statutory financial statements referred to above (and not included herein) present fairly, in all material respects, the financial condition of Exeter Reassurance Company, Ltd. as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with the Insurance Act 1978, amendments thereto and related regulations.

COOPERS & LYBRAND

CHARTERED ACCOUNTANTS

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of New England Securities Corporation:

We have audited the consolidated statement of financial condition of New England Securities Corporation as of December 31, 1995, and the related consolidated statements of operations, shareholder's equity, and cash flows for the year then ended. These financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above (and not included herein) present fairly, in all material respects, the consolidated financial position of New England Securities Corporation as of December 31, 1995, and the consolidated results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 9, 1996

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Directors of TNE Advisers, Inc.:

We have audited the balance sheet of TNE Advisers, Inc. as of December 31, 1995, and the related statements of operations, changes in shareholder's equity (deficit), and cash flows for the year ended December 31, 1995, and for the period August 26, 1994 (commencement of operations) through December 31, 1994. These financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above (and not included herein) present fairly, in all material respects, the financial position of TNE Advisers, Inc. as of December 31, 1995, and the results of its operations and its cash flows for the year ended December 31, 1995, and for the period August 26, 1994 (commencement of operations) through December 31, 1994, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 29, 1996

March 14, 1996

                         INDEPENDENT AUDITORS' REPORT

To The Shareholders of
Newbury Insurance Company, Limited

We have audited the accompanying balance sheets of Newbury Insurance Company, Limited as of December 31, 1995, and the related statements of earnings and retained earnings and cash flows for each of the two years in the period ended December 31, 1995 (not presented separately herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

Except as discussed in the following paragraph, we conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The provision for losses incurred but not reported is calculated in the manner described in note 3(b). We have not reviewed the underlying information used in the calculation of the provision and therefore we have been unable to determine whether the provisions for the years ended December 31, 1995 and 1994 are adequate, deficient or excessive.

In our opinion, except for the effects of such adjustments, if any, that might have been determined to be necessary had we been able to assess fully the matter described in the preceding paragraph, the financial statements referred to above (and not included herein) present fairly, in all material respects, the financial position of Newbury Insurance Company, Limited as of December 31, 1995, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1995 and 1994, in conformity with accounting principles generally accepted in the United States of America.

COOPERS & LYBRAND

CHARTERED ACCOUNTANTS

                             NEW ENGLAND LIFE
                               INSURANCE COMPANY

                               ZENITH LIFE PLUS
                   VARIABLE ORDINARY LIFE INSURANCE POLICIES

                     SUPPLEMENT DATED MAY 1, 1997 TO

       PROSPECTUSES DATED MAY 1, 1996, MAY 1, 1995 AND MAY 1, 1994

  This supplement updates certain information contained in (1) the prospectus dated May 1, 1996, as supplemented August 30, 1996, (2) the prospectus dated May 1, 1995, as supplemented November 13, 1995 and May 1, 1996, and (3) the prospectus dated May 1, 1994, as supplemented October 31, 1994, May 1, 1995 and May 1, 1996. You should read and retain this supplement. A complete prospectus dated May 1, 1997 is available free of charge upon written request to New England Life Insurance Company ("NELICO").

  NELICO is an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). NELICO's Home Office is 501 Boylston Street, Boston, Massachusetts 02116.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THIS SUPPLEMENT IS NOT VALID UNLESS ACCOMPANIED OR PRECEDED BY THE CURRENT PROSPECTUS OF THE NEW ENGLAND ZENITH FUND AND OF THE VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II, WHICH ARE ATTACHED AT THE END OF THIS SUPPLEMENT. THE SUPPLEMENT AND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

                         INTRODUCTION TO THE POLICIES

NELICO

  This section is modified as follows:

  NELICO was organized as a stock life insurance company in Delaware in 1980 and is licensed to sell life insurance in all states, the District of Columbia and Puerto Rico. Before August 30, 1996, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("The New England"). Effective August 30, 1996, The New England merged into MetLife, a mutual life insurance company whose principal office is One Madison Avenue, New York, NY 10010. With the merger, The New England's separate corporate existence ended, and MetLife became the parent of NELICO. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company", and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is now at 501 Boylston Street, Boston, Massachusetts 02116. NELICO's mailing address is: P.O. Box 9116, Boston, Massachusetts 02117.

  All references in the prospectus to NELICO's "Administrative Office" are changed to NELICO's "Home Office."

                                   PREMIUMS

RULES FOR CREDITING PAYMENTS TO THE VARIABLE ACCOUNT

  The following sentence is added:

  Payments made through the Master Service Account Arrangement may be maintained by NELICO or an affiliate in the general account pending crediting.

DEFAULT AND LAPSE OPTIONS

  The following sentence is added to the end of the second paragraph:

  If you surrender the Policy while the premium is in default, the full Monthly Deduction and a prorated cost of insurance charge will be deducted from the proceeds.

                             OTHER POLICY FEATURES

PAYMENT OF PROCEEDS

  The second paragraph is revised as follows:

  Death benefit proceeds may be paid pursuant to NELICO's Access Plus program. If the Access Plus program is elected, an Access Plus account will be established at State Street Bank & Trust Company at the time that death benefit proceeds are payable. The Access Plus account provides convenient access to proceeds, which are maintained in MetLife's general account, through checkbook privileges with State Street. A beneficiary may elect to have death benefit proceeds paid through the Access Plus program at any time prior to the payment of death benefit proceeds.


                             THE VARIABLE ACCOUNT

INVESTMENTS OF THE VARIABLE ACCOUNT

  The Variable Account became subject to Massachusetts law when NELICO changed its domicile to Massachusetts on August 30, 1996. The Variable Account currently has 16 investment sub-accounts, each of which invests in the shares of an Eligible Fund. The sub-accounts of the Variable Account are:

  -- The Zenith Money Market Sub-Account -- Amounts credited to this sub-account are invested in shares of the Back Bay Advisors Money Market Series of the New England Zenith Fund.

  -- The Zenith Bond Income Sub-Account -- Amounts credited to this sub-account are invested in shares of the Back Bay Advisors Bond Income Series of the New England Zenith Fund.

  -- The Zenith Capital Growth Sub-Account -- Amounts credited to this sub-account are invested in shares of the Capital Growth Series of the New England Zenith Fund.

  -- The Zenith Stock Index Sub-Account -- Amounts credited to this sub-account are invested in shares of the Westpeak Stock Index Series of the New England Zenith Fund.

  -- The Zenith Managed Sub-Account -- Amounts credited to this sub-account are invested in shares of the Back Bay Advisors Managed Series of the New England Zenith Fund.

  -- The Zenith Growth and Income Sub-Account -- Amounts credited to this sub-account are invested in shares of the Westpeak Growth and Income Series of the New England Zenith Fund.

  -- The Zenith Avanti Growth Sub-Account -- Amounts credited to this sub-account are invested in shares of the Loomis Sayles Avanti Growth Series of the New England Zenith Fund.

  -- The Zenith Small Cap Sub-Account -- Amounts credited to this sub-account are invested in shares of the Loomis Sayles Small Cap Series of the New England Zenith Fund.

  -- The Zenith Equity Growth Sub-Account -- Amounts credited to this sub-account are invested in shares of the Alger Equity Growth Series of the New England Zenith Fund.

  -- The Zenith Balanced Sub-Account -- Amounts credited to this sub-account are invested in shares of the Loomis Sayles Balanced Series of the New England Zenith Fund.

  -- The Zenith Venture Value Sub-Account -- Amounts credited to this sub-account are invested in shares of the Davis Venture Value Series of the New England Zenith Fund.

  -- The Zenith International Magnum Equity Sub-Account -- Amounts credited to this sub-account are invested in shares of the Morgan Stanley International Magnum Equity Series of the New England Zenith Fund.

  -- The Equity-Income Sub-Account -- Amounts credited to this sub-account are invested in shares of the Equity-Income Portfolio of the VIP Fund.


  -- The Overseas Sub-Account -- Amounts credited to this sub-account are invested in shares of the Overseas Portfolio of the VIP Fund.

  -- The High Income Sub-Account -- Amounts credited to this sub-account are invested in shares of the High Income Portfolio of the VIP Fund.

  -- The Asset Manager Sub-Account -- Amounts credit to this sub-account are invested in shares of the Asset Manager Portfolio of the VIP Fund II.


  The New England Zenith fund is an open-end, diversified management company organized for the purpose of providing a vehicle for the investment of assets held in various separate investment accounts, including the Variable Account, established by NELICO or by other life insurance companies, to the extent legally permissible. Currently the Zenith Fund is the funding vehicle for the Variable Account and for separate accounts of NELICO and MetLife that issue variable annuity contracts.

  The VIP Fund and VIP Fund II are open-end, diversified management investment companies that serve as the investment vehicles for variable life insurance and variable annuity separate accounts of various insurance companies. The VIP Fund and VIP Fund II were organized by Fidelity Management & Research Company.

  For each day when the New York Stock Exchange is open for trading, the Variable Account purchases or redeems shares of the Eligible Fund portfolios based on, among other things, the amount of net premiums and net unscheduled payments invested in the Variable Account, transfers among sub-accounts of the Variable Account, policy loans, policy loan repayments, surrender and withdrawal payments and death benefit payments to be effected on that day. Such purchases and redemptions are effected at the net asset value per share for each Eligible Fund portfolio determined as of the close of regular trading on the New York Stock Exchange on that same day.

  The investment objectives of the Eligible Funds' portfolios currently available to Policy Owners through each corresponding sub-account are set forth below. There is, of course, no assurance that these objectives will be met. A full description of the Eligible Funds, their investment objectives, policies and restrictions, their expenses and other aspects of their operation, as well as a full description of risks related to investment in the Eligible Funds, is contained in the attached Eligible Fund prospectuses, which should be read and retained together with this prospectus, as well as in the New England Zenith Fund's Statement of Additional Information which may be obtained free of charge from New England Securities, and in the Statement of Additional Information for the VIP Fund and VIP Fund II which may be obtained free of charge from Fidelity Distributors Corporation.

  The Zenith Money Market Sub-Account invests in shares of the New England Zenith Fund's Back Bay Advisors Money Market Series. Its investment objective is the highest possible level of current income consistent with preservation of capital through investment in a managed portfolio of high quality money market instruments. Money market funds are neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Series will maintain a stable net asset value of $100 per share.

  The Zenith Bond Income Sub-Account invests in shares of the New England Zenith Fund's Back Bay Advisors Bond Income Series. Its investment objective is to provide a high level of current income consistent with protection of capital and moderate investment risk through investment primarily in U.S. Government and corporate bonds.

  The Zenith Capital Growth Sub-Account invests in shares of the New England Zenith Fund's Capital Growth Series. Its investment objective is long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the U.S. economy.

  The Zenith Stock Index Sub-Account invests in shares of the New England Zenith Fund's Westpeak Stock Index Series. Its investment objective is to provide investment results that correspond to the composite price and yield performance of United States publicly traded common stocks. The Stock Index Series currently seeks to achieve its objective by attempting to duplicate the composite price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

  The Zenith Managed Sub-Account invests in shares of the New England Zenith Fund's Back Bay Advisors Managed Series. Its investment objective is to provide a favorable total investment return through investment in a diversified portfolio of common stocks and fixed income securities.

  The Zenith Growth and Income Sub-Account invests in shares of the New England Zenith Fund's Westpeak Growth and Income Series. Its investment objective is long-term total return (capital appreciation and dividend income) through investment in equity securities. Emphasis will be given to both undervalued securities ("value" style) and securities of companies with growth potential ("growth" style).

  The Zenith Avanti Growth Sub-Account invests in shares of the New England Zenith Fund's Loomis Sayles Avanti Growth Series. Its investment objective is long-term growth of capital. The Series normally will invest primarily in equity securities of companies with medium and large capitalization (capitalization of $1 billion to $5 billion and over $5 billion, respectively) but will also invest a portion of its assets in equity securities of companies with relatively small market capitalization (under $1 billion).

  The Zenith Small Cap Sub-Account invests in shares of the New England Zenith Fund's Loomis Sayles Small Cap Series. Its investment objective is long-term capital growth from investments in common stocks or their equivalent. The Series invests primarily in stocks of small cap companies with good earnings growth potential that Loomis Sayles believes are undervalued by the market. Typically, such companies have market capitalization of less than $1 billion, have better than average growth rates at below average price/earnings ratios, and have strong balance sheets and cash flow.

  The Zenith Balanced Sub-Account invests in shares of the New England Zenith Fund's Loomis Sayles Balanced Series. Its investment objective is reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income. The Series is "flexibly managed" in that sometimes it invests more heavily in equity securities and at other times it invests more heavily in fixed-income securities. The Series invests at least 25% of its assets in fixed income senior securities and, under normal market conditions, more than 50% of its assets in common stocks.

  The Zenith International Magnum Equity Sub-Account invests in shares of the New England Zenith Fund's Morgan Stanley International Magnum Equity Series. Its investment objective is long-term capital appreciation through investment primarily in equity securities of non-U.S. issuers, in accordance with the EAFE country weightings determined by the Series' sub-adviser. Under normal circumstances at least 65% of the total assets of the Series will be invested in equity securities of issuers in at least three countries outside the United States.

  The Zenith Venture Value Sub-Account invests in shares of the New England Zenith Fund's Davis Venture Value Series. Its investment objective is growth of capital. The Series will primarily invest in domestic common stocks that the Series' subadviser believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources for expansion, management abilities, reasonableness of market price, and favorable overall business prospects. The Series will generally invest predominantly in equity securities of companies with market capitalizations of at least $250 million.

  The Zenith Equity Growth Sub-Account invests in shares of the New England Zenith Fund's Alger Equity Growth Series. Its investment objective is to seek long-term capital appreciation. The Series' assets will be invested primarily in a diversified, actively managed portfolio of equity securities, primarily of companies having a total market capitalization of $1 billion or greater.

  The Equity-Income Sub-Account invests in shares of the VIP Fund's Equity-Income Portfolio. Its investment objective is to seek reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Equity-Income Portfolio will also consider the potential for capital appreciation.

  The Overseas Sub-Account invests in shares of the VIP Fund's Overseas Portfolio. Its investment objective is long-term growth of capital primarily through investments in foreign securities. Foreign investments involve greater risks than U.S. investments, including political and economic risks and the risks of currency fluctuation.

  The High Income Sub-Account invests in shares of the VIP Fund's High Income Portfolio. Its investment objective is to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. High-yielding, lower-rated debt securities present higher risks of untimely interest and principal payments, default and price volatility than higher-rated securities, and may present problems of liquidity and valuation.

  The Asset Manager Sub-Account invests in shares of the VIP Fund II Asset Manager Portfolio. Its investment objective is to seek high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.

INVESTMENT MANAGEMENT

  The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. TNE Advisers, which is an indirect, wholly-owned subsidiary of NELICO, CGM, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

        SERIES                      ADVISER                       SUB-ADVISER
        ------                      -------                       -----------
Capital Growth           Capital Growth Management
                         Limited Partnership ("CGM")*
Back Bay Advisors Money  TNE Advisers, Inc.            Back Bay Advisors, L.P.*
 Market
Back Bay Advisors Bond   TNE Advisers, Inc.            Back Bay Advisors, L.P.*
 Income
Back Bay Advisors Man-   TNE Advisers, Inc.            Back Bay Advisors, L.P.*
 aged
Westpeak Stock Index     TNE Advisers, Inc.            Westpeak Investment Advisors,
                                                       L.P.*
Westpeak Growth and In-  TNE Advisers, Inc.            Westpeak Investment Advisors,
 come                                                  L.P.*
Loomis Sayles Avanti     TNE Advisers, Inc.            Loomis, Sayles & Company, L.P.*
 Growth
Loomis Sayles Small Cap  TNE Advisers, Inc.            Loomis, Sayles & Company, L.P.*
Loomis Sayles Balanced   TNE Advisers, Inc.            Loomis, Sayles & Company, L.P.*
Morgan Stanley Interna-  TNE Advisers, Inc.            Morgan Stanley Asset Management,
 tional Magnum Equity                                  Inc.
Davis Venture Value      TNE Advisers, Inc.            Davis Selected Advisers, L.P.
Alger Equity Growth      TNE Advisers, Inc.            Fred Alger Management, Inc.

--------

 *An affiliate of NELICO

  In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Stock Index Series, Westpeak Growth and Income Series, Loomis Sayles Avanti Growth Series and Loomis Sayles Small Cap Series, TNE Advisers became the adviser on May 1, 1995. Prior to that date those series were advised by their current sub-adviser, except as follows. The New England served as investment adviser to the Back Bay Advisors Money Market and Back Bay Advisors Bond Income Series until September 10, 1986 when Back Bay Advisors assumed The New England's responsibilities under the investment advisory agreements with those Series. Back Bay Advisors served as investment adviser to the Westpeak Stock Index Series until August 2, 1993, when Westpeak became the investment adviser. The Capital Growth Series was managed by Loomis, Sayles until March 1, 1990, when its Capital Growth Management Division was reorganized into CGM. The Morgan Stanley International Magnum Equity Series' sub-adviser was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Asset Management became the sub-adviser.

  The New England Zenith Fund Series incur charges for advisory fees and certain other expenses. Under a voluntary expense cap by TNE Advisers for each of the Back Bay Advisors Bond Income, Back Bay Advisors Money Market, Back Bay Advisors Managed, Westpeak Stock Index, Westpeak Value Growth and Loomis Sayles Avanti Growth Series, TNE Advisers will bear those expenses (other than the management fee) that exceed 0.15% of average daily net assets; for the Loomis Sayles Small Cap Series, TNE Advisers will bear all expenses that exceed 1.00% of average daily net assets. For the remaining New England Zenith Fund Series (other than the Capital Growth Series) TNE Advisers, under a voluntary expense deferral arrangement, will bear those expenses (other than the management fee) which exceed a certain limit in the year in which they are incurred and will charge those expenses to the series in a future year when actual expenses of the series are below the limit up until two years after the end of the fiscal year in which the expense was incurred. The expense cap and expense deferral arrangement may be terminated at any time.

  The following table shows the annual operating expenses for each series, based on actual expenses for 1996, after giving effect to the applicable expense cap or expense deferral arrangement.

ANNUAL OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER ANY EXPENSE CAP)

                                    BACK     BACK
                                    BAY      BAY      BACK            WESTPEAK LOOMIS LOOMIS
                                  ADVISORS ADVISORS   BAY    WESTPEAK  GROWTH  SAYLES SAYLES
                          CAPITAL   BOND    MONEY   ADVISORS  STOCK     AND    AVANTI SMALL
                          GROWTH   INCOME   MARKET  MANAGED   INDEX    INCOME  GROWTH  CAP
                          SERIES   SERIES   SERIES   SERIES   SERIES   SERIES  SERIES SERIES
                          ------- -------- -------- -------- -------- -------- ------ ------
Management Fee..........   .63%     .40%     .35%     .50%     .25%     .70%    .70%  1.00%
Other Expenses..........   .06%     .12%     .15%     .12%     .15%     .15%    .15%    --
                           ----     ----     ----     ----     ----     ----    ----  -----
 Total Series Operating
  Expenses..............   .69%     .52%     .50%     .62%     .40%     .85%    .85%  1.00%

ANNUAL OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE DEFERRAL)

                                           LOOMIS  MORGAN STANLEY  DAVIS  ALGER
                                           SAYLES  INTERNATIONAL  VENTURE EQUITY
                                          BALANCED     MAGNUM      VALUE  GROWTH
                                           SERIES  EQUITY SERIES  SERIES  SERIES
                                          -------- -------------- ------- ------
Management Fee..........................    .70%        .90%       .75%    .74%
Other Expenses..........................    .15%        .40%       .15%    .16%
                                            ----       -----       ----    ----
 Total Series Operating Expenses........    .85%       1.30%       .90%    .90%

  For a discussion of other provisions of the advisory agreements, see the New England Zenith Fund prospectus attached at the end of this prospectus and the New England Zenith Fund's Statement of Additional Information.

  The investment adviser for the VIP Fund and VIP II Fund is Fidelity Management & Research Company, a registered investment adviser under the Investment Advisers Act of 1940. The Portfolios of the VIP Fund and VIP Fund II, as part of their operating expenses, pay investment management fees to Fidelity Management & Research Company.

  The Portfolios also bear certain other expenses. For the year ended December 31, 1996, the total operating expenses incurred by the Portfolios, as a percentage of Portfolio average net assets, were as follows:

                                                                         TOTAL
  PORTFOLIO          MANAGEMENT FEES         OTHER EXPENSES         ANNUAL EXPENSES
  ---------          ---------------         --------------         ---------------
  Equity-Income            .51%                   .07%                    .58%*
  Overseas                 .76%                   .17%                    .93%*
  High Income              .59%                   .12%                    .71%
  Asset Manager            .64%                   .10%                    .74%*

--------

* Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. Had these reductions been included, total annual expenses would have been .56% for Equity-Income Portfolio, .92% for Overseas Portfolio and .73% for Asset Manager Portfolio.

  Affiliates of Fidelity Management & Research Company may compensate NELICO or an affiliate for administrative, distribution or other services relating to these Portfolios of VIP Fund and VIP Fund II. Such compensation is based on assets of the Portfolios attributable to the Policies and certain other variable insurance products issued by NELICO and its affiliates.

  Fidelity Management & Research Company is the original Fidelity company and was founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. It maintains a large staff of experienced investment personnel and a full complement of related support facilities. For more information regarding the Equity-Income, Overseas, High Income, and Asset Manager Portfolios and Fidelity Management & Research Company, see the VIP Fund and VIP Fund II prospectus attached at the end of this prospectus and their Statement of Additional Information.

                               THE FIXED ACCOUNT

POLICY TRANSACTIONS

  The following section is revised:

  Transfers of amounts from the Fixed Account to the Variable Account will be allowed only once in each policy year. A transfer of cash value from the Fixed Account will be processed if NELICO receives the transfer request no more than 30 days before the Policy anniversary, and the transfer will be effected as of the date the transfer request is received at NELICO's Home Office; however, you may request a transfer from the Fixed Account within 30 days after a Policy anniversary if you have not requested such a transfer in the 30 day period before the anniversary. The amount of cash value which may be transferred from the Fixed Account is limited to the greater of 25% of the Policy's cash value in the Fixed Account on the transfer date or the amount of cash value transferred from the Fixed Account in the preceding policy year.

                              TAX CONSIDERATIONS

POLICY PROCEEDS

  The following discussion of Federal income tax issues relating to the Policies is general in nature and is not intended as tax advice. It represents what NELICO believes to be the Federal income tax treatment of the Policies in the most commonly occurring circumstances and does not reflect the effect of Federal income taxes in all situations. Furthermore, there is no guarantee that the Federal income tax laws and regulations or interpretation of them will not change. Therefore, NELICO recommends that you consult your own tax advisors for more complete information and advice.

  DEFINITION OF LIFE INSURANCE. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for Federal income tax purposes.

  The Section 7702 definition can be met if a life insurance contract satisfies either one of two tests set forth in that section. The manner in which these tests should be applied to certain features of the Policy is not directly addressed by Section 7702 or proposed regulations issued under that section. The presence of these Policy features, the absence of final regulations, and the lack of other pertinent interpretations of Section 7702, thus create some uncertainty about the application of Section 7702 to the Policy.

  Nevertheless, NELICO believes that the Policy qualifies as a life insurance contract for federal income tax purposes. This means that:

  . the death benefit should be fully excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code; and

  . the Policy Owner should not be considered in constructive receipt of the cash surrender value, including any increases, unless and until they are distributed from the Policy.

  Because of the absence of final regulations or any other pertinent interpretations, it, however, is unclear whether substandard risk and automatic issue Policies or Policies with term riders added will, in all cases, meet the statutory life insurance contract definition. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance contract.

  NELICO thus reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

  TAXATION OF ACCELERATED BENEFITS RIDER. NELICO believes that payments received under an accelerated benefits rider it makes available will qualify as an accelerated death benefit under the Code. Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, a payment that is treated as an accelerated death benefit for federal income tax purposes should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured under the Policy. If such payments do not qualify as an accelerated death benefit, their tax treatment would depend on whether or not the Policy is a modified endowment contract. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting a payment under this rider.

  TAX LAW EFFECTS ON CERTAIN PRE-DEATH DISTRIBUTIONS. Section 7702A of the Code contains provisions affecting the tax treatment of any loan, assignment or other pre-death distribution from a life insurance policy which is also a "modified endowment contract" (defined below under "Modified Endowment Contracts"). Whether a Policy will be classified as a modified endowment contract will depend upon the amount and timing of payments made under the Policy. With certain exceptions discussed below, a Policy will not have the potential to be classified as a modified endowment contract unless it was issued on or after June 21, 1988.

  NON-MODIFIED ENDOWMENT CONTRACTS. For Policies not classified as modified endowment contracts NELICO believes any policy loans received under such Policies will be treated as indebtedness of the owner and will not be treated as taxable income to you. This assumes that the Policy has not lapsed, been surrendered or terminated. As a general rule, policy loan interest is not deductible under current Federal income tax law.

  You may be subject to Federal income tax upon surrender of the Policy if the net cash surrender value of the Policy is greater than the investment in the Policy less prior distributions from the Policy that were not taxed. If a Policy has a policy loan and is surrendered or lapses, the policy loan is treated as a distribution and would be taxable if there is a gain in the Policy. In that case, the gain in the Policy would be taxable even if the Policy has no net cash surrender value. If you incur a loss upon the surrender it is not likely to be deductible for Federal income tax purposes.

  Generally, a partial surrender of the Policy will not be taxable to you unless it is greater than the investment in the Policy less the untaxed portions of any prior distributions. The Internal Revenue Code does provide, however, that in certain situations in the first 15 years of the Policy partial surrenders may be taxable, in whole or part, if the net cash surrender value is greater than the total investment in the Policy less the previous untaxed distributions. This may be the case even if the amount of the partial surrender is less than the investment in the Policy. The exercise of an accelerated benefits rider, in whole or in part, may be treated as a surrender or partial surrender.

  MODIFIED ENDOWMENT CONTRACTS. A modified endowment contract is a life insurance contract issued on or after June 21, 1988, which fails to satisfy a "7-pay test". In general, a Policy will fail to satisfy the 7-pay test if the cumulative amount (both scheduled premiums and unscheduled payments) paid under the Policy at any time during the first seven policy years exceeds the sum of the net level premiums that would have been paid on or before such time had the Policy provided for paid up future benefits after the payment of seven level annual premiums. (The amount of premiums payable under the 7-pay test are calculated based upon certain assumptions regarding the Policy's earnings and the use of a reasonable mortality charge. Variable Account investment experience does not affect whether or not a Policy will become a modified endowment contract.) Riders to the Policy are considered part of the Policy for purposes of applying the 7-pay test. A term rider on the insured issued in New York could cause the Policy to be treated less favorably for purposes of the 7-pay test. If there is a reduction in the Policy's future benefits (for example, as a result of a partial surrender or partial exercise of the accelerated benefits rider, or because you allow the Policy to lapse to Paid-Up Insurance) during the first seven policy years the 7-pay test will be applied as if the Policy had originally been issued at the reduced face amount. Any Policy received in exchange for a modified endowment contract will also be a modified endowment contract.

  Your agent can provide you with information about the maximum amount of scheduled premiums and unscheduled payments which you can make under the Policy during the first seven policy years and still satisfy the 7-pay test. This information will be based upon NELICO's current understanding of the Federal tax law. As is the case with any provision of the Internal Revenue Code, there is no assurance that the Internal Revenue Service will agree with NELICO's interpretation. NELICO will monitor any IRS announcements or rulings concerning compliance with the 7-pay test.

  MATERIAL CHANGES. If a "material change" in the benefits or other Policy terms occurs under a Policy which has satisfied the 7-pay test, the Policy may be treated as a new Policy entered into on the day on which the material change occurred. The Policy will be retested under the 7-pay test, after making certain adjustments to reflect the Policy's existing cash value. Any increase in future benefits under the Policy may constitute a material change unless the increase is due to the payment of premiums necessary to fund the Policy's lowest death benefit payable in the first seven policy years, or the crediting of interest or other earnings with respect to such premiums.

  If you do not wish to have the Policy become a modified endowment contract, you may be required to limit the payment of premiums under the Policy at some point (or limit your reduction of benefits). This may be the case even if no unscheduled payments have been made for the Policy. The point at which you may be required to limit the payment of scheduled premiums will depend upon the issue age, sex and underwriting class of the insured, investment experience and the amount of any previous unscheduled payments. You may limit payment of scheduled premiums by use of the Special Premium Option, in those situations where it is applicable, or by allowing the Policy to lapse to paid-up insurance. (See "Special Premium Option" and "Default and Lapse Options" in the prospectus.)

  Regardless of when it was issued, if a Policy described in this prospectus is exchanged on or after June 21, 1988 for another life insurance policy, including a fixed-benefit policy pursuant to the twenty-four month exchange right, the new insurance policy should be reviewed to determine how the rules regarding modified endowment contracts may apply to the new policy. (See "Exchange of Policy During First 24 Months" in the prospectus.)

  DISTRIBUTIONS UNDER MODIFIED ENDOWMENT CONTRACTS. If a Policy is a modified endowment contract, then the following rules will apply to distributions under such contract:

  (a) Distributions will be includible in your gross income to the extent the cash value of the Policy exceeds your investment in the Policy (i.e. will be treated as income first).

  (b) Loans (including any unpaid interest) are considered distributions even if the amount borrowed is retained by NELICO as a premium. Your investment in the Policy will be increased by the amount of any prior loan that was included in your gross income.

  (c) A policy assignment is treated as a distribution. For example, in a split dollar insurance plan involving a collateral assignment of the Policy, the collateral assignment is a distribution which will subject any gain in the Policy to taxation.

  (d) For purposes of determining the amount of the distribution which is includible in gross income, all modified endowment contracts issued by NELICO or its affiliates to the same Policy Owner during any calendar year shall be treated as one modified endowment contract.

  (e) Payments under the accelerated benefits rider may be treated as distributions that are subject to taxation under these rules if the payments are from a Policy that is a modified endowment contract.

  Any taxable distribution will be subject to an additional tax equal to 10% of the taxable amount of the distribution unless the distribution is:

  (a) made on or after the date when you attain age 59 1/2;

  (b) is attributable to your becoming disabled; or

  (c) is part of a series of substantially equal periodic payments made no less frequently than annually for your life (or life expectancy).

  If a Policy becomes a modified endowment contract, distributions made during the policy year in which it becomes a modified endowment contract, distributions in any subsequent policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. In addition, regulations or other interpretations may be issued which will apply similar tax treatment to other distributions made in anticipation of a Policy becoming a modified endowment contract.

  EFFECTIVE DATE. As explained above, the rules regarding modified endowment contracts apply only to Policies issued on or after June 21, 1988. For this purpose, the following Policies, even if issued before June 21, 1988, will be considered issued on or after June 21, 1988:

  (a) a Policy under which, after June 20, 1988, the death benefit is increased or an additional benefit (e.g. a Policy rider) is added if, prior to June 21, 1988, the Policy Owner did not have the right to obtain such increase or addition without submitting additional evidence of insurability;

  (b) a Policy issued after June 20, 1988, upon conversion of a term life policy; and,

  (c) in certain cases, a Policy under which the death benefit payable as of October 20, 1988, increases by more than $150,000.

  OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance and other tax consequences of ownership or receipt of proceeds under the Policy depend upon the individual circumstances of each Policy Owner or beneficiary.

  Section 817(h) of the Code requires the investments of the Variable Account to be "adequately diversified" in accordance with Treasury Regulations for the Policy to qualify as a life insurance contract under Section 7702 of the Code. Failure to comply with the diversification requirements may result in not treating the Policy as life insurance. If the Policy does not qualify as life insurance, you may be subjected to immediate taxation on the incremental increases in cash value of the Policy. Regulations specifying the diversification requirements have been issued by the Department of Treasury, and NELICO believes it complies fully with such requirements.

  In connection with the issuance of the diversification regulations, the Treasury Department stated that it anticipates the issuance of additional guidance prescribing the circumstances in which an owner's control of the investments of a separate account may cause a Policy Owner, rather than the insurance company, to be treated as the owner of the assets in the separate account. If a Policy Owner is considered the owner of the assets of the Separate Account, income and gains from the Account would be included in the Owner's gross income.

  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it determined that the owners were not owners of separate account assets. For example, a Policy Owner has additional flexibility in allocating payments and cash values. These differences could result in the owner being treated as the owner of a pro rata share of the assets of the Separate Account. In addition, NELICO does not know what standards will be set forth in the additional guidance which the Treasury has stated it expects to be issued. NELICO therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of the assets of the Separate Account.

  In the event that a Policy is owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, the Federal, state and estate tax consequences of ownership or receipt of proceeds under the Policy could differ from the principles stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the rules described above relating to Federal tax treatment, including the rules regarding modified endowment contracts. Policies owned by the trustee under the plans described above may be subject to restrictions under ERISA. You should consult a qualified tax advisor regarding any applicable requirements of ERISA.

  If the Policy is purchased as part of a pension or profit-sharing plan qualified under Section 401 of the Code, the current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value will not be subject to Federal income tax. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from his cash value or was an owner-employee under the plan.

  There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan.

  The Policies may be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

  NELICO believes that Policies subject to the provisions of the Puerto Rican tax law will generally receive the same tax treatment, with certain modifications, as that described above for Policies subject to the Internal Revenue Code. You should note that Policies governed by the Puerto Rican tax law are not currently subject to the above-described rules regarding modified endowment contracts. If such a Policy becomes subject to the Internal Revenue Code, however, the rules regarding modified endowment contracts will apply, and they may apply retroactively. You should consult your tax advisor if a Policy governed by the Puerto Rican tax law subsequently becomes subject to the Internal Revenue Code.

CHARGE FOR NELICO'S INCOME TAXES

  Under current Federal income tax law no tax is imposed on NELICO as a result of the operations of the Variable Account. Thus, no charge is being made currently to the Variable Account for company Federal income taxes. NELICO reserves its rights to charge the Variable Account for company Federal income taxes in the future.

  Under current laws NELICO may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant and, accordingly, NELICO is not currently making a charge for them. If they increase, however, charges for such taxes attributable to the Variable Account may be made.

                                  MANAGEMENT

  The directors and executive officers of NELICO and their principal business experience during the past five years are:

                              DIRECTORS OF NELICO

                                  PRINCIPAL BUSINESS
                                      EXPERIENCE
       NAME AND PRINCIPAL        DURING THE PAST FIVE
        BUSINESS ADDRESS                 YEARS
 ------------------------------- ----------------------------------------------
 Robert A. Shafto                Chairman, President and Chief Executive
                                  Officer of NELICO since 1996. Formerly,
                                  Chairman, President and Chief Executive
                                  Officer of The New England 1993-1996;
                                  President and Chief Executive Officer, 1992
                                  to 1993, President and Chief Operating
                                  Officer, 1990 to 1992, of The New England.
 Susan C. Crampton               Director of NELICO since 1996; serves as
  127 Tarbox Road                 Principal of The Vermont Partnership, a
  Jericho, VT 05465               business consulting firm located in Jericho,
                                  Vermont since 1989. Formerly, Director of The
                                  New England 1989-1996.
 Edward A. Fox                   Director of NELICO since 1996; Private
  RR Box 67-15                    Investor, Harborside, ME. Formerly, Director
  Harborside, ME 04642            of The New England 1994-1996; Dean of The
                                  Amos Tuck School of Business Administration
                                  at Dartmouth College from 1990-1994.
 George J. Goodman               Director of NELICO since 1996; Author,
  Adam Smith's Money World        television journalist, and editor.
  50th Floor Drill Capital
  General Motors Building
  767 Fifth Avenue
  New York, NY 10153
 Dr. Paul E. Gray                Director of NELICO since 1996; Chairman of the
  MIT                             Corporation of the Massachusetts Institute of
  77 Massachusetts Avenue         Technology (MIT) since 1990. Formerly,
  Cambridge, MA 02139             Director of The New England 1973-1996.
 Dr. Evelyn E. Handler           Director of NELICO since 1996; Executive
  California Academy of Sciences  Director and Chief Executive Officer of the
  Golden Gate Park                California Academy of Sciences since 1994.
  San Francisco, CA 94118         Formerly, Director of The New England 1987-
                                  1996; Research Fellow and an Associate of the
                                  Graduate School of Education at Harvard
                                  University and a Senior Fellow at The
                                  Carnegie Foundation for the Advancement of
                                  Teaching, 1991-1994.
 Philip K. Howard, Esq.          Director of NELICO since 1996; Partner of the
  Howard, Darby & Levin           law firm of Howard, Darby & Levin in New York
  1330 Avenue of the Americas     City.
  New York, NY 10019
 Harry P. Kamen                  Director of NELICO since 1996; Chairman,
  Metropolitan Life               President, and Chief Executive Officer of
  One Madison Avenue              Metropolitan Life Insurance Company since
  New York, NY 10010              1995. Formerly, Chairman and CEO of MetLife
                                  1993-1995; Senior Executive Vice President
                                  1991-1993.
 Terence Lennon                  Director of NELICO since 1996; Senior Vice
  Metropolitan Life               President of Metropolitan Life Insurance
  One Madison Avenue              Company since 1994. Formerly, Assistant
  New York, NY 10010              Deputy Superintendent and Chief Examiner of
                                  the New York Insurance Department 1984-1994.
 Bernard A. Leventhal            Director of NELICO since 1996; Vice Chairman
  Burlington Industries           of the Board of Directors of Burlington
  1345 Avenue of the Americas     Industries, Inc. Formerly, President of the
  New York, NY 10105              Burlington Menswear Division since 1978.
                                  Corporate Group Vice President since 1985 and
                                  Director since 1990.
 Thomas J. May                   Director of NELICO since 1996; Chairman,
  Boston Edison Company           President and Chief Executive Officer of
  800 Boylston Street             Boston Edison Company since 1994. Formerly,
  Boston, MA 02199                Director of The New England 1994-1996;
                                  President and Chief Operating Officer of
                                  Boston Edison Co., 1993-1994; Executive Vice
                                  President 1990-1993.

                                 PRINCIPAL BUSINESS
                                     EXPERIENCE
       NAME AND PRINCIPAL       DURING THE PAST FIVE
        BUSINESS ADDRESS                YEARS
 ------------------------------ -----------------------------------------------
 Stewart G. Nagler              Director of NELICO since 1996; Senior Executive
  Metropolitan Life              Vice President and Chief Financial Officer of
  One Madison Avenue             Metropolitan Life Insurance Company since
  New York, NY 10010             1986.
 Rand N. Stowell                Director of NELICO since 1996; President of
  United Timber Corp.            United Timber Corp. of Dixfield, Maine.
  P.O. Box 650                   Formerly, Director of The New England 1990-
  Pine Street                    1996.
  Dixfield, ME 04224
 Alexander B. Trowbridge        Director of NELICO since 1996; President of
  Trowbridge Partners Inc.       Trowbridge Partners, Inc. in Washington, D.C.
  1317 F Street, N.W., Suite     Formerly, Director of The New England 1983-
  500                            1996.
  Washington, D.C. 20004

                          EXECUTIVE OFFICERS OF NELICO
                              OTHER THAN DIRECTORS

                                 PRINCIPAL BUSINESS
                                     EXPERIENCE
                                DURING THE PAST FIVE
              NAME                      YEARS
              ----              -----------------------------------------------
 Robert A. Shafto               See Directors above.
 David W. Allen                 Senior Vice President of NELICO since 1996.
                                 Formerly, Senior Vice President 1994-1996;
                                 Vice President 1990-1994 of The New England.
 James P. Bossert               Vice President and Controller of NELICO since
                                 1996. Formerly, Vice President and Controller
                                 1993-1996; Vice President 1991-1993 of The New
                                 England.
 Thom A. Faria                  President, Career Agency System (a business
                                 unit of NELICO) since 1996. Formerly,
                                 Executive Vice President in 1996; Senior Vice
                                 President, 1993-1996; Vice President, 1986-
                                 1993 of The New England.
 Chester R. Frost               Senior Vice President and Treasurer of NELICO
                                 since 1996. Formerly, Senior Vice President
                                 since 1980 and Treasurer since 1996 of The New
                                 England.
 Anne M. Goggin                 Senior Vice President and Associate General
                                 Counsel of NELICO since 1997. Formerly, Vice
                                 President and Counsel of NELICO in 1996; Vice
                                 President and Counsel 1994-1996 and Second
                                 Vice President and Counsel 1988-1994 of The
                                 New England.
 Edward C. Hall                 President, New England Services (a business
                                 unit of NELICO) since 1996. Formerly,
                                 President, New England Services (a business
                                 unit of The New England) 1994-1996, Executive
                                 Vice President--Client Services, 1988 to 1994,
                                 of The New England.
 Daniel D. Jordan               Second Vice President, Counsel and Secretary of
                                 NELICO since 1996. Formerly, Counsel and
                                 Assistant Secretary of The New England, 1985-
                                 1996.
 Richard D. Keidan              Senior Vice President of NELICO since 1996.
                                 Formerly, Vice President of Metropolitan Life
                                 1994-1996 (Chief Marketing Officer of MetLife
                                 Brokerage); Regional Sales and Marketing
                                 Manager of Phoenix Home Life until 1994.
 Alan C. Leland, Jr.            Senior Vice President of NELICO since 1996.
                                 Formerly, Vice President of The New England
                                 1984-1996.
 Bruce C. Long                  President, New England Annuities (a business
                                 unit of NELICO) since 1996. Formerly,
                                 President, New England Annuities (a business
                                 unit of The New England) 1994-1996; Senior
                                 Vice President, New England Annuities in 1994;
                                 Vice President, Keyport Life Insurance 1992-
                                 1994; General Director, John Hancock Insurance
                                 1990-1992.

                          PRINCIPAL BUSINESS
                              EXPERIENCE
                         DURING THE PAST FIVE
          NAME                   YEARS
          ----           ------------------------------------------------------
 George J. Maloof        Senior Vice President of NELICO since 1996. Formerly,
                          Vice President of The New England 1991-1996.
 Eileen T. McCarthy      Senior Vice President of NELICO since 1996. Formerly,
                          Senior Vice President 1995-1996; Vice President 1989-
                          1995 of The New England.
 Thomas W. McConnell     Senior Vice President of NELICO since 1996. Director,
                          Chief Executive Officer and President of New England
                          Securities Corporation since 1993. Formerly, National
                          Sales Manager of Alliance Fund Distributors in 1993;
                          National Sales Manager of Equitable Capital
                          Securities 1992-1993.
 Thomas W. Moore         Senior Vice President of NELICO since 1996. Formerly,
                          Vice President of The New England 1990-1996.
 Robert W. Powell        President, Life Brokerage (a business unit of NELICO)
                          since 1996. Formerly, Officer-in-Charge of MetLife
                          Brokerage (a subsidiary of Metropolitan Life
                          Insurance Company) 1994-1996; Marketing Vice
                          President 1988-1994.
 Gregory A. Ross         President, TNE Information Services (a business unit
                          of NELICO) since 1996. Formerly, President, TNE
                          Information Services (a business unit of The New
                          England) and Chief Information Officer of The New
                          England, 1994-1996; Senior Vice President and Chief
                          Information Officer 1993-1994; Vice President, 1991-
                          1993 of The New England. President of TNE Information
                          Services, Inc.
 Robert E. Schneider     Executive Vice President and Chief Financial Officer
                          of NELICO since 1996. Formerly, Director, Executive
                          Vice President and Chief Financial Officer, 1993 to
                          1996; Executive Vice President and Chief Financial
                          Officer, 1990-1993, of The New England.
 John G. Small, Jr.      Senior Vice President of NELICO since 1996. Formerly,
                          Senior Vice President of The New England 1990-1996.
 Ellen D. Sullivan       Senior Vice President and Associate General Counsel of
                          NELICO since 1997. Formerly, Vice President and
                          Counsel of NELICO in 1996; Vice President and Counsel
                          1994-1996 and Second Vice President and Counsel 1985-
                          1994 of The New England.
 H. James Wilson         Executive Vice President and General Counsel of NELICO
                          since 1996. Formerly, Executive Vice President and
                          General Counsel of The New England, 1993-1996; Senior
                          Vice President and General Counsel, 1992 to 1993,
                          Senior Vice President and Associate General Counsel,
                          1990 to 1992, of The New England.
 John W. Wright          President, New England Employee Benefits Group (a
                          business unit of NELICO) since 1996. Formerly,
                          President, New England Employee Benefits Group (a
                          business unit of The New England), 1993-1996; Senior
                          Vice President of New England Employee Benefits
                          Group, 1989-1993 of The New England.
 Frederick K. Zimmermann Executive Vice President and Chief Investment Officer
                          of NELICO since 1996. Formerly, Executive Vice
                          President and Chief Investment Officer of The New
                          England 1993-1996; Senior Vice President--
                          Investments, 1989 to 1993, of The New England.

  The principal business address for each of the directors and executive officers is the same as NELICO's except where indicated otherwise.

                               TOLL-FREE NUMBERS

  For information about historical values of the Variable Account sub-accounts, call the toll-free number 1-800-333-2501.

  For sub-account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call the toll-free number 1-800-200-2214.

  You may also call our Client TeleService Center toll-free at 1-800-388-4000 to request current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or to request Policy loans of less than $25,000. Requests must be in writing if the Policy is owned by a corporation or a pension trust.

  For all other types of Policy changes, please contact your registered representative.

                                    EXPERTS

  The financial statements of New England Variable Life Separate Account of New England Life Insurance Company ("NELICO") (formerly New England Variable Life Insurance Company) and the consolidated financial statements of NELICO and subsidiaries as of and for the year ended December 31, 1996 included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein (whose reports express unqualified opinions and, with respect to NELICO, includes an explanatory paragraph referring to the change in the basis of accounting and the change in corporate organization), and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The adjustments that were applied to restate the 1995 and 1994 financial statements to reflect the effects of the changes for adoption of generally accepted accounting principles and the changes in corporate organization have also been audited by Deloitte & Touche LLP.

  The statutory balance sheets of New England Variable Life Insurance Company and New England Pension and Annuity Company as of December 31, 1995, and the related statutory statements of operations, surplus, and cash flows for each of the two years in the period ended December 31, 1995 (not included herein), have been incorporated herein in reliance on the reports (which reports include adverse opinions as to generally accepted accounting principles and unqualified opinions as to statutory accounting practices prescribed or permitted by the Insurance Department of the State of Delaware) of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing. The statutory balance sheet of Exeter Reassurance Company, Ltd. as at December 31, 1995, and the related statutory statements of income, capital and surplus, and cash flows for the year then ended (not included herein), have been incorporated herein in reliance on the report (which report includes an adverse opinion as to generally accepted accounting principles and an unqualified opinion as to conformity with The Insurance Act 1978, amendments thereto and related regulations) of Coopers & Lybrand, chartered accountants, given on the authority of that firm as experts in accounting and auditing.

  The consolidated statement of financial condition of New England Securities Corporation as of December 31, 1995, and the related consolidated statements of operations, shareholder's equity, and cash flows for the year then ended (not included herein); the balance sheet of TNE Advisers, Inc. as of December 31, 1995, and the related statements of operations, changes in shareholder's equity (deficit), and cash flows for the year ended December 31, 1995 and for the period August 26, 1994 (commencement of operations) through December 31, 1994 (not included herein), have been incorporated herein in reliance on the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm of experts in accounting and auditing. The balance sheet of Newbury Insurance Company, Limited as of December 31, 1995, and the related statements of earnings and retained earnings, and cash flows for the years ended December 31, 1995 and 1994 (not included herein), have been incorporated herein in reliance on the reports of Coopers & Lybrand, chartered accountants, given on the authority of that firm as experts in accounting and auditing.

  The statements of operations and changes in net assets of New England Variable Life Separate Account for the periods ended December 31, 1995 and 1994, have been incorporated herein in reliance on the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Policy Owners and Board of Directors of New England Life Insurance
Company:

We have audited the accompanying statement of assets and liabilities of the New England Variable Life Separate Account (comprised of Capital Growth Sub-Account, Bond Income Sub-Account, Money Market Sub-Account, Stock Index Sub-Account, Managed Sub-Account, Avanti Growth Sub-Account, Growth and Income Sub-Account (formerly Value Growth Sub-Account), Small Cap Sub-Account, U.S. Government Sub-Account, Balanced Sub-Account, Equity Growth Sub-Account, International Equity Sub-Account, Venture Value Sub-Account, Bond Opportunities Sub-Account, Equity-Income Sub-Account, Overseas Sub-Account, High Income Sub-Account and Asset Manager Sub-Account) of New England Life Insurance Company (formerly New England Variable Life Insurance Company) as of December 31, 1996, and the related statements of operations and changes in net assets for the year then ended for all Sub-Accounts, except for U.S. Government Sub-Account and Bond Opportunities Sub-Account which are for the period July 1, 1996 (Commencement of Operations) through December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial statements of New England Variable Life Separate Account for the years ended December 31, 1995 and 1994 were audited by other auditors whose report, dated February 6, 1996, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned sub-accounts comprising the New England Variable Life Separate Account of New England Life Insurance Company as of December 31, 1996, and the results of their operations and changes in their net assets for the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 18, 1997

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Policy Owners and Board of Directors of New England Variable Life Separate Account of New England Variable Life Insurance Company:

We have audited the statements of operations and changes in net assets of New England Variable Life Separate Account, comprised of Capital Growth Sub-Account, Bond Income Sub-Account, Money Market Sub-Account, Stock Index Sub-Account, Managed Sub-Account, Avanti Growth Sub-Account, Value Growth Sub-Account, Small Cap Sub-Account, Equity-Income Sub-Account, Overseas Sub-Account, High Income Sub-Account and Asset Manager Sub-Account for each of the periods ended December 31, 1995 and 1994, and also comprised of the Balanced Sub-Account, Equity Growth Sub-Account, International Equity Sub-Account, and Venture Value Sub-Account for the period May 1, 1995 (commencement of operations) through December 31, 1995, of New England Variable Life Insurance Company. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operation and changes in net assets are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of operation and changes in net assets. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of operation and changes in net assets. We believe that our audits of the statements of operation and changes in net assets provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and changes in net assets of the respective aforementioned sub-accounts comprising New England Variable Life Separate Account of New England Variable Life Insurance Company for each of the aforementioned periods ending December 31, 1995 and 1994, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 6, 1996

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1996

                                                                        NEW ENGLAND ZENITH FUND
                                          ------------------------------------------------------------------------------------
                                                                                                                     GROWTH
                                            CAPITAL       BOND        MONEY       STOCK                  AVANTI        AND
                                             GROWTH      INCOME      MARKET       INDEX      MANAGED     GROWTH      INCOME
                                          SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
                                          ------------ ----------- ----------- ----------- ----------- ----------- -----------
ASSETS
 Investments in New England Zenith Fund,
  Variable Insurance Products Fund, and
  Variable Insurance Products Fund II at
  value (Note 2)......................... $583,330,618 $36,866,420 $32,121,040 $35,364,494 $31,136,621 $26,636,623 $20,118,907
                    SHARES       COST
                   --------- ------------
 Capital Growth
  Series.........  1,365,890 $445,321,213
 Back Bay
  Advisors Bond
  Income Series..    349,015   36,825,901
 Back Bay
  Advisors Money
  Market Series..    321,210   32,121,040
 Westpeak Stock
  Index Series...    295,640   27,731,481
 Back Bay
  Advisors
  Managed Series.    182,770   24,998,992
 Loomis Sayles
  Avanti Growth
  Series.........    168,672   21,813,307
 Westpeak Growth
  and Income
  Series.........    132,562   17,011,817
 Loomis Sayles
  Small Cap
  Series.........    173,260   21,938,318
 Salomon Bros.
  U.S. Government
  Series.........      4,330       47,709
 Loomis Sayles
  Balanced
  Series.........    277,182    3,519,191
 Alger Equity
  Growth Series..  1,694,286   24,312,591
 Draycott
  International
  Equity Series..    441,122    4,844,072
 Davis Venture
  Value Series...  1,191,836   16,778,624
 Salomon Bros.
  Bond
  Opportunities
  Series.........      2,345       28,407
 VIP Equity-
  Income Series..  3,994,844   67,601,587
 VIP Overseas
  Series.........  3,251,652   51,758,903
 VIP High Income
  Series.........    370,017    4,270,016
 VIP II Asset
  Manager Series.    244,107    3,585,079
 Amount due and accrued (payable) from
  policy-related transactions, net.......      378,429      37,297   1,495,891      73,267      36,326      69,074      23,180
 Dividends receivable....................      --          --          135,927     --          --          --          --
                                          ------------ ----------- ----------- ----------- ----------- ----------- -----------
    Total Assets.........................  583,709,047  36,903,717  33,752,858  35,437,761  31,172,947  26,705,697  20,142,087
LIABILITIES
 Due New England Life Insurance Company..   58,709,427   4,152,861   3,940,579   4,110,599   2,587,943   4,214,337   2,970,391
                                          ------------ ----------- ----------- ----------- ----------- ----------- -----------
    Total Liabilities....................   58,709,427   4,152,861   3,940,579   4,110,599   2,587,943   4,214,337   2,970,391
                                          ------------ ----------- ----------- ----------- ----------- ----------- -----------
NET ASSETS FOR VARIABLE LIFE INSURANCE
 POLICIES................................ $524,999,620 $32,750,856 $29,812,279 $31,327,162 $28,585,004 $22,491,360 $17,171,696
                                          ============ =========== =========== =========== =========== =========== ===========

                       See Notes to Financial Statements

                                                                                                 VARIABLE INSURANCE
                                                                                                    PRODUCTS FUND
-------------------------------------------------------------------------- ------------- -----------------------------------

   SMALL        U.S.                   EQUITY    INTERNATIONAL   VENTURE       BOND        EQUITY-                  HIGH
    CAP      GOVERNMENT   BALANCED     GROWTH       EQUITY        VALUE    OPPORTUNITIES   INCOME     OVERSEAS     INCOME
SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
-----------  ----------- ----------- ----------- ------------- ----------- ------------- ----------- ----------- -----------




$24,997,883    $46,890   $3,755,816  $26,396,980  $4,980,263   $19,176,647    $27,254    $84,011,576 $61,261,119 $4,632,616




















































     49,863        (56)         446       33,786      (6,452)       90,311      --            39,225      91,476        388
    --           --          --          --           --           --           --           --          --          --
-----------    -------   ----------  -----------  ----------   -----------    -------    ----------- ----------- ----------
 25,047,746     46,834    3,756,262   26,430,766   4,973,811    19,266,958     27,254     84,050,801  61,352,595  4,633,004

  3,525,015        797      522,853    4,360,484     735,836     2,604,988        486     11,691,229   9,943,254    534,363
-----------    -------   ----------  -----------  ----------   -----------    -------    ----------- ----------- ----------
  3,525,015        797      522,853    4,360,484     735,836     2,604,988        486     11,691,229   9,943,254    534,363
-----------    -------   ----------  -----------  ----------   -----------    -------    ----------- ----------- ----------

$21,522,731    $46,037   $3,233,409  $22,070,282  $4,237,975   $16,661,970    $26,768    $72,359,572 $51,409,341 $4,098,641
===========    =======   ==========  ===========  ==========   ===========    =======    =========== =========== ==========





















  VARIABLE
  INSURANCE
  PRODUCTS
  FUND II
------------ --------------

   ASSET
  MANAGER
SUB-ACCOUNT      TOTAL
------------ --------------




$4,132,726   $  998,994,493




















































    (5,236)       2,407,215
    --              135,927
------------ --------------
 4,127,490    1,001,537,635

   547,395      115,152,837
------------ --------------
   547,395      115,152,837
------------ --------------

$3,580,095   $  886,384,798
============ ==============

                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996

                                                                                      NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------------------------------------
                                                                                                     GROWTH
                            CAPITAL      BOND         MONEY       STOCK                  AVANTI        AND
                            GROWTH      INCOME       MARKET       INDEX      MANAGED     GROWTH      INCOME
                          SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
                          ----------- -----------  ----------- ----------- ----------- ----------- -----------
INCOME
Dividends...............  $32,991,113 $2,579,133   $1,306,712  $  841,454  $2,942,415  $1,494,679  $1,804,344
EXPENSE
Mortality and expense
 risk charge (Note 3)...    2,981,244    192,456      160,903     168,590     158,607     137,775     100,738
                          ----------- ----------   ----------  ----------  ----------  ----------  ----------
Net investment income
 (loss).................   30,009,869  2,386,677    1,145,809     672,864   2,783,808   1,356,904   1,703,606
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation) on
 investments:
 Beginning of period....   71,963,590    997,195       --       2,853,587   5,216,548   2,881,100   2,105,777
 End of period..........  138,009,405     40,519       --       7,633,013   6,137,629   4,823,316   3,107,090
                          ----------- ----------   ----------  ----------  ----------  ----------  ----------
Net change in unrealized
 appreciation
 (depreciation).........   66,045,815   (956,676)      --       4,779,426     921,081   1,942,216   1,001,313
Net realized gain (loss)
 on investments.........      985,421        299       --           1,808      69,775      27,429      18,964
                          ----------- ----------   ----------  ----------  ----------  ----------  ----------
Net realized and
 unrealized gain (loss)
 on investments.........   67,031,236   (956,377)      --       4,781,234     990,856   1,969,645   1,020,277
                          ----------- ----------   ----------  ----------  ----------  ----------  ----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $97,041,105 $1,430,300   $1,145,809  $5,454,098  $3,774,664  $3,326,549  $2,723,883
                          =========== ==========   ==========  ==========  ==========  ==========  ==========

* For the period July 1, 1996 (Commencement of Operations) through December 31, 1996.


                       See Notes to Financial Statements

                                                                                                    VARIABLE INSURANCE
                                                                                                       PRODUCTS FUND
 ------------------------------------------------------------------------------------------------------------------------------

    SMALL         U.S.                   EQUITY     INTERNATIONAL   VENTURE       BOND        EQUITY-                  HIGH
     CAP       GOVERNMENT   BALANCED     GROWTH        EQUITY        VALUE    OPPORTUNITIES   INCOME     OVERSEAS     INCOME
 SUB-ACCOUNT  SUB-ACCOUNT* SUB-ACCOUNT SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT*  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
 -----------  ------------ ----------- -----------  ------------- ----------- ------------- ----------- ----------- -----------

 $1,624,708      $ 702      $104,939   $   44,863     $ 71,347    $  444,012     $ 1,218    $ 2,662,990 $1,164,550   $199,463


     90,146         28        11,713      104,685       19,385        64,656          40        428,473    325,346     19,551
 ----------      -----      --------   ----------     --------    ----------     -------    ----------- ----------   --------

  1,534,562        674        93,226      (59,822)      51,962       379,356       1,178      2,234,517    839,204    179,912







    768,552        --          3,769       65,901       24,089       171,931       --         9,642,454  4,022,725    167,043
  3,059,565       (819)      236,625    2,084,389      136,191     2,398,023      (1,153)    16,409,989  9,502,216    362,600
 ----------      -----      --------   ----------     --------    ----------     -------    ----------- ----------   --------


  2,291,013       (819)      232,856    2,018,488      112,102     2,226,092      (1,153)     6,767,535  5,479,491    195,557

     31,570        --          2,318       11,723          159         4,907       --            27,750     44,049      1,942
 ----------      -----      --------   ----------     --------    ----------     -------    ----------- ----------   --------


  2,322,583       (819)      235,174    2,030,211      112,261     2,230,999      (1,153)     6,795,285  5,523,540    197,499
 ----------      -----      --------   ----------     --------    ----------     -------    ----------- ----------   --------


 $3,857,145      $(145)     $328,400   $1,970,389     $164,223    $2,610,355     $    25    $ 9,029,802 $6,362,744   $377,411
 ==========      =====      ========   ==========     ========    ==========     =======    =========== ==========   ========
 VARIABLE
 INSURANCE
 PRODUCTS
  FUND II
----------- ------------

   ASSET
  MANAGER
SUB-ACCOUNT    TOTAL
----------- ------------

 $174,907   $ 50,453,549


   20,483      4,984,819
----------- ------------

  154,424     45,468,730







  269,255    101,153,516
  547,647    194,486,245
----------- ------------


  278,392     93,332,729

    4,122      1,232,236
----------- ------------


  282,514     94,564,965
----------- ------------


 $436,938   $140,033,695
=========== ============


                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995

                                                                               NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------------------------------

                            CAPITAL       BOND         MONEY       STOCK                   AVANTI
                             GROWTH      INCOME       MARKET       INDEX       MANAGED     GROWTH
                          SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT
                          ------------ -----------  ----------- -----------  ----------- -----------
INCOME
Dividends...............  $ 58,318,276 $ 1,844,411  $1,109,838  $   627,118  $1,061,289  $  535,217
EXPENSE
Mortality and expense
 risk charge (Note 3)...     2,173,846     143,873     112,033       95,240     113,501      77,636
                          ------------ -----------  ----------  -----------  ----------  ----------
Net investment income...    56,144,430   1,700,538     997,805      531,878     947,788     457,581
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation) on
 investments:
 Beginning of period....     9,892,073  (2,028,893)     --       (1,645,744)    703,242     205,680
 End of period..........    71,963,590     997,195      --        2,853,587   5,216,548   2,881,100
                          ------------ -----------  ----------  -----------  ----------  ----------
Net change in unrealized
 appreciation
 (depreciation).........    62,071,517   3,026,088      --        4,499,331   4,513,306   2,675,420
Net realized gain (loss)
 on investments.........     1,613,390       7,382      --            7,637      42,457      21,233
                          ------------ -----------  ----------  -----------  ----------  ----------
Net realized and
 unrealized gain on
 investments............    63,684,907   3,033,470      --        4,506,968   4,555,763   2,696,653
                          ------------ -----------  ----------  -----------  ----------  ----------
NET INCREASE IN NET
 ASSETS RESULTING FROM
 OPERATIONS.............  $119,829,337 $ 4,734,008  $  997,805  $ 5,038,846  $5,503,551  $3,154,234
                          ============ ===========  ==========  ===========  ==========  ==========

* For the period May 1, 1995 (Commencement of Operations) through December 31, 1995.


                       See Notes to Financial Statements

                                                                                                                     VARIABLE
                                                                                                                     INSURANCE
                                                                                        VARIABLE INSURANCE           PRODUCTS
                                                                                           PRODUCTS FUND              FUND II
 ------------------------------------------------------------------------------ ----------------------------------- -----------
   GROWTH
     AND         SMALL                    EQUITY     INTERNATIONAL   VENTURE      EQUITY-                  HIGH        ASSET
   INCOME         CAP       BALANCED      GROWTH        EQUITY        VALUE       INCOME     OVERSEAS     INCOME      MANAGER
 SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT* SUB-ACCOUNT*  SUB-ACCOUNT*  SUB-ACCOUNT* SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
 -----------  ----------- ------------ ------------  ------------- ------------ ----------- ----------- ----------- -----------

 $  606,696   $  365,015    $17,538       $195,436      $12,460      $ 86,716   $ 2,284,557 $  282,520   $  8,412    $ 11,896


     52,633       24,746        743         11,686        2,165         7,251       233,864    240,253      6,639       9,537
 ----------   ----------    -------      --------       -------      --------   ----------- ----------   --------    --------
    554,063      340,269     16,795        183,750       10,295        79,465     2,050,693     42,267      1,773       2,359







      1,918        4,662       --              --         --            --          149,659    260,895        213      (1,503)
  2,105,777      768,552      3,769         65,901       24,089       171,931     9,642,454  4,022,725    167,043     269,255
 ----------   ----------    -------      --------       -------      --------   ----------- ----------   --------    --------


  2,103,859      763,890      3,769         65,901       24,089       171,931     9,492,795  3,761,830    166,830     270,758

      9,493        1,325        223             237         (34)          203        61,089     32,279      2,817       4,661
 ----------   ----------    -------      --------       -------      --------   ----------- ----------   --------    --------


  2,113,352      765,215      3,992         66,138       24,055       172,134     9,553,884  3,794,109    169,647     275,419
 ----------   ----------    -------      --------       -------      --------   ----------- ----------   --------    --------


 $2,667,415   $1,105,484    $20,787       $249,888      $34,350      $251,599   $11,604,577 $3,836,376   $171,420    $277,778
 ==========   ==========    =======      ========       =======      ========   =========== ==========   ========    ========




------------



    TOTAL
------------

$ 67,367,395


   3,305,646
------------
  64,061,749







   7,542,202
 101,153,516
------------


  93,611,314

   1,804,392
------------


  95,415,706
------------


$159,477,455
============


                       See Notes to Financial Statements

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994

                                              NEW ENGLAND ZENITH FUND
                   -----------------------------------------------------------------------------------
                                                                                     GROWTH
                     CAPITAL        BOND      MONEY     STOCK                AVANTI    AND     SMALL
                      GROWTH       INCOME     MARKET    INDEX      MANAGED   GROWTH  INCOME     CAP
                       SUB-         SUB-       SUB-      SUB-       SUB-      SUB-    SUB-      SUB-
                     ACCOUNT      ACCOUNT    ACCOUNT   ACCOUNT     ACCOUNT   ACCOUNT ACCOUNT  ACCOUNT*
                   ------------  ----------  -------- ----------  ---------  ------- -------  --------
INCOME
Dividends........  $ 13,519,083  $1,399,070  $691,932 $  307,159  $ 678,949  $43,109 $89,817   $  327
EXPENSE
Mortality and
 expense risk
 charge (Note 3).     1,637,278     107,252    93,830     59,230     86,049   31,737  18,214       28
                   ------------  ----------  -------- ----------  ---------  ------- -------   ------
Net investment
 income (loss)...    11,881,805   1,291,818   598,102    247,929    592,900   11,372  71,603      299
NET REALIZED AND
 UNREALIZED GAIN
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation)
 on investments:
 Beginning of
  period.........    46,100,393      41,284     --    (1,457,732) 1,602,795  143,154  67,310     --
 End of period...     9,892,073  (2,028,893)    --    (1,645,744)   703,242  205,680   1,918    4,662
                   ------------  ----------  -------- ----------  ---------  ------- -------   ------
Net change in
 unrealized
 appreciation
 (depreciation)..   (36,208,320) (2,070,177)    --      (188,012)  (899,553)  62,526 (65,392)   4,662
Net realized gain
 (loss) on
 investments.....        67,810       1,763     --         6,200     37,994      542     776     --
                   ------------  ----------  -------- ----------  ---------  ------- -------   ------
Net realized and
 unrealized gain
 (loss) on
 investments.....   (36,140,510) (2,068,414)    --      (181,812)  (861,559)  63,068 (64,616)   4,662
                   ------------  ----------  -------- ----------  ---------  ------- -------   ------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS......  $(24,258,705) $ (776,596) $598,102 $   66,117  $(268,659) $74,440 $ 6,987   $4,961
                   ============  ==========  ======== ==========  =========  ======= =======   ======
                                                  VARIABLE
                                                  INSURANCE
                        VARIABLE INSURANCE        PRODUCTS
                          PRODUCTS FUND            FUND II
                   ------------------------------ --------- -------------
                   EQUITY-                HIGH      ASSET
                    INCOME   OVERSEAS    INCOME    MANAGER
                     SUB-      SUB-       SUB-      SUB-
                   ACCOUNT    ACCOUNT   ACCOUNT** ACCOUNT**    TOTAL
                   --------- ---------- --------- --------- -------------
INCOME
Dividends........  $670,101  $  69,390    $ --     $    --  $ 17,468,937
EXPENSE
Mortality and
 expense risk
 charge (Note 3).    75,586    133,276       6          34     2,242,520
                   --------- ---------- --------- --------- -------------
Net investment
 income (loss)...   594,515    (63,886)     (6)        (34)   15,226,417
NET REALIZED AND
 UNREALIZED GAIN
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation)
 on investments:
 Beginning of
  period.........    93,013    700,341     --        --       47,290,558
 End of period...   149,659    260,895     213      (1,503)    7,542,202
                   --------- ---------- --------- --------- -------------
Net change in
 unrealized
 appreciation
 (depreciation)..    56,646   (439,446)    213      (1,503)  (39,748,356)
Net realized gain
 (loss) on
 investments.....      (929)      (471)    --        --          113,685
                   --------- ---------- --------- --------- -------------
Net realized and
 unrealized gain
 (loss) on
 investments.....    55,717   (439,917)    213      (1,503)  (39,634,671)
                   --------- ---------- --------- --------- -------------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS......  $650,232  $(503,803)   $207     $(1,537) $(24,408,254)
                   ========= ========== ========= ========= =============

 * For the period May 2, 1994 (Commencement of Operations) through December 31, 1994.
** For the period August 31, 1994 (Commencement of Operations) through
   December 31, 1994.

                       See Notes to Financial Statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996

                                                                                        NEW ENGLAND ZENITH FUND
                          -------------------------------------------------------------------------------------------
                                                                                                            GROWTH
                            CAPITAL        BOND         MONEY         STOCK                    AVANTI         AND
                             GROWTH       INCOME        MARKET        INDEX       MANAGED      GROWTH       INCOME
                          SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
FROM OPERATING
 ACTIVITIES
Net investment income
 (loss).................  $ 30,009,869  $ 2,386,677  $  1,145,809  $   672,864  $ 2,783,808  $ 1,356,904  $ 1,703,606
Net realized and
 unrealized gain (loss)
 on investments.........    67,031,236     (956,377)      --         4,781,234      990,856    1,969,645    1,020,277
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
 Net increase (decrease)
  in net assets
  resulting from
  operations............    97,041,105    1,430,300     1,145,809    5,454,098    3,774,664    3,326,549    2,723,883
FROM POLICY-RELATED
 TRANSACTIONS
Net premiums transferred
 from New England Life
 Insurance Company (Note
 4).....................   111,194,198    8,517,031    79,806,482    6,566,717    5,631,293    7,140,375    5,201,936
Net transfers (to) from
 other sub-accounts.....    (1,541,352)   1,894,963   (61,482,739)   5,875,439    1,412,522    2,859,556    2,274,270
Net transfers to New
 England Life Insurance
 Company................   (76,528,987)  (5,770,575)   (9,089,129)  (5,144,242)  (4,232,475)  (5,172,577)  (3,338,871)
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
Net increase in net
 assets resulting from
 policy related
 transactions...........    33,123,859    4,641,419     9,234,614    7,297,914    2,811,340    4,827,354    4,137,335
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
Net increase in net
 assets.................   130,164,964    6,071,719    10,380,423   12,752,012    6,586,004    8,153,903    6,861,218
NET ASSETS, AT BEGINNING
 OF THE PERIOD..........   394,834,656   26,679,137    19,431,856   18,575,150   21,999,000   14,337,457   10,310,478
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
NET ASSETS, AT END OF
 THE PERIOD.............  $524,999,620  $32,750,856  $ 29,812,279  $31,327,162  $28,585,004  $22,491,360  $17,171,696
                          ============  ===========  ============  ===========  ===========  ===========  ===========

* For the period July 1, 1996 (Commencement of Operations) through December 31, 1996.


                       See Notes to Financial Statements



--------------------------------------------------------------------------------------------

   SMALL         U.S.                    EQUITY     INTERNATIONAL   VENTURE        BOND
    CAP       GOVERNMENT   BALANCED      GROWTH        EQUITY        VALUE     OPPORTUNITIES
SUB-ACCOUNT  SUB-ACCOUNT* SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT*
-----------  ------------ -----------  -----------  ------------- -----------  -------------



 $1,534,562    $   674    $   93,226   $   (59,822)  $    51,962  $   379,356     $ 1,178


  2,322,583       (819)      235,174     2,030,211       112,261    2,230,999      (1,153)
-----------    -------    ----------   -----------   -----------  -----------     -------



  3,857,145       (145)      328,400     1,970,389       164,223    2,610,355          25





  5,440,860       --         811,932     9,286,073     1,454,605    4,876,053       --

 10,060,122     46,951     2,383,695    11,496,667     2,908,047    9,510,686      27,190


 (4,380,392)      (769)     (708,829)   (6,395,345)   (1,242,748)  (3,721,564)       (447)
-----------    -------    ----------   -----------   -----------  -----------     -------



 11,120,590     46,182     2,486,798    14,387,395     3,119,904   10,665,175      26,743
-----------    -------    ----------   -----------   -----------  -----------     -------

 14,977,735     46,037     2,815,198    16,357,784     3,284,127   13,275,530      26,768

  6,544,996       --         418,211     5,712,498       953,848    3,386,440       --
-----------    -------    ----------   -----------   -----------  -----------     -------

$21,522,731    $46,037    $3,233,409   $22,070,282   $ 4,237,975  $16,661,970     $26,768
===========    =======    ==========   ===========   ===========  ===========     =======
                                          VARIABLE
                                          INSURANCE
            VARIABLE INSURANCE            PRODUCTS
            PRODUCTS FUND                  FUND II
---------------------------------------- ------------ --------------

  EQUITY-                      HIGH         ASSET
   INCOME       OVERSEAS      INCOME       MANAGER
SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT      TOTAL
------------- ------------- ------------ ------------ --------------



$  2,234,517  $    839,204  $  179,912   $  154,424   $  45,468,730


   6,795,285     5,523,540     197,499      282,514      94,564,965
------------- ------------- ------------ ------------ --------------



   9,029,802     6,362,744     377,411      436,938     140,033,695





  20,426,731    17,135,189     970,763    1,258,847     285,719,085

   9,029,810     1,051,463   1,631,762      560,948        --


 (13,479,623)  (11,522,274)   (623,788)    (649,631)   (152,002,266)
------------- ------------- ------------ ------------ --------------



  15,976,918     6,664,378   1,978,737    1,170,164     133,716,819
------------- ------------- ------------ ------------ --------------

  25,006,720    13,027,122   2,356,148    1,607,102     273,750,514

  47,352,852    38,382,219   1,742,493    1,972,993     612,634,284
------------- ------------- ------------ ------------ --------------

$ 72,359,572  $ 51,409,341  $4,098,641   $3,580,095   $ 886,384,798
============= ============= ============ ============ ==============


                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995

                                                                            NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------------------------------

                            CAPITAL        BOND         MONEY         STOCK                    AVANTI
                             GROWTH       INCOME        MARKET        INDEX       MANAGED      GROWTH
                          SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
                          ------------  -----------  ------------  -----------  -----------  -----------
FROM OPERATING
 ACTIVITIES
Net investment income...  $ 56,144,430  $ 1,700,538  $    997,805  $   531,878  $   947,788  $   457,581
Net realized and
 unrealized gain on
 investments............    63,684,907    3,033,470       --         4,506,968    4,555,763    2,696,653
                          ------------  -----------  ------------  -----------  -----------  -----------
 Increase in net assets
  resulting from
  operations............   119,829,337    4,734,008       997,805    5,038,846    5,503,551    3,154,234
FROM POLICY-RELATED
 TRANSACTIONS
Net premiums transferred
 from New England Life
 Insurance Company (Note
 4).....................   100,611,223    7,330,838    40,457,027    4,559,195    4,757,562    5,407,500
Net transfers (to) from
 other sub-accounts.....    (7,820,362)   2,481,090   (32,083,917)   2,734,513      286,111    3,131,998
Net transfers to New
 England Life Insurance
 Company................   (67,280,279)  (4,616,930)   (6,819,802)  (3,436,368)  (3,307,802)  (3,767,486)
                          ------------  -----------  ------------  -----------  -----------  -----------
Increase in net assets
 resulting from policy
 related transactions...    25,510,582    5,194,998     1,553,308    3,857,340    1,735,871    4,772,012
                          ------------  -----------  ------------  -----------  -----------  -----------
Net increase in net
 assets.................   145,339,919    9,929,006     2,551,113    8,896,186    7,239,422    7,926,246
NET ASSETS, AT BEGINNING
 OF THE PERIOD..........   249,494,737   16,750,131    16,880,743    9,678,964   14,759,578    6,411,211
                          ------------  -----------  ------------  -----------  -----------  -----------
NET ASSETS, AT END OF
 THE PERIOD.............  $394,834,656  $26,679,137  $ 19,431,856  $18,575,150  $21,999,000  $14,337,457
                          ============  ===========  ============  ===========  ===========  ===========

 * For the period May 1, 1995 (Commencement of Operations) through December 31, 1995.


                       See Notes to Financial Statements

                                                                                        VARIABLE INSURANCE
                                                                                           PRODUCTS FUND
------------------------------------------------------------------------------- -------------------------------------
  GROWTH
    AND         SMALL                     EQUITY     INTERNATIONAL   VENTURE      EQUITY-                    HIGH
  INCOME         CAP        BALANCED      GROWTH        EQUITY        VALUE       INCOME      OVERSEAS      INCOME
SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT* SUB-ACCOUNT*  SUB-ACCOUNT*  SUB-ACCOUNT* SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
-----------  -----------  ------------ ------------  ------------- ------------ -----------  -----------  -----------


$   554,063  $   340,269    $ 16,795   $   183,750     $  10,295    $   79,465  $ 2,050,693  $    42,267  $    1,773


  2,113,352      765,215       3,992        66,138        24,055       172,134    9,553,884    3,794,109     169,647
-----------  -----------    --------   -----------     ---------    ----------  -----------  -----------  ----------


  2,667,415    1,105,484      20,787       249,888        34,350       251,599   11,604,577    3,836,376     171,420





  3,473,273    2,237,626      81,978     1,048,361       241,835       625,044   13,985,879   17,076,602     395,370

  2,645,617    4,814,141     409,874     5,735,744       948,764     3,228,499   12,483,761   (2,007,296)  1,503,857


(2,568,808)   (1,803,085)    (94,428)   (1,321,495)     (271,101)     (718,702)  (9,853,532)  (8,392,295)   (358,576)
-----------  -----------    --------   -----------     ---------    ----------  -----------  -----------  ----------


  3,550,082    5,248,682     397,424     5,462,610       919,498     3,134,841   16,616,108    6,677,011   1,540,651
-----------  -----------    --------   -----------     ---------    ----------  -----------  -----------  ----------

  6,217,497    6,354,166     418,211     5,712,498       953,848     3,386,440   28,220,685   10,513,387   1,712,071

  4,092,981      190,830       --           --            --            --       19,132,167   27,868,832      30,422
-----------  -----------    --------   -----------     ---------    ----------  -----------  -----------  ----------

$10,310,478  $ 6,544,996    $418,211   $ 5,712,498     $ 953,848    $3,386,440  $47,352,852  $38,382,219  $1,742,493
===========  ===========    ========   ===========     =========    ==========  ===========  ===========  ==========
 VARIABLE
 INSURANCE
 PRODUCTS
  FUND II
------------ --------------

   ASSET
  MANAGER
SUB-ACCOUNT      TOTAL
------------ --------------


$    2,359   $  64,061,749


   275,419      95,415,706
------------ --------------


   277,778     159,477,455





   696,227     202,985,540

 1,507,606        --


  (709,312)   (115,320,001)
------------ --------------


 1,494,521      87,665,539
------------ --------------

 1,772,299     247,142,994

   200,694     365,491,290
------------ --------------

$1,972,993   $ 612,634,284
============ ==============


                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994

                                                      NEW ENGLAND ZENITH FUND
                   -----------------------------------------------------------------------------------------------------
                     CAPITAL        BOND                       STOCK                                 GROWTH      SMALL
                      GROWTH       INCOME        MONEY         INDEX                    AVANTI         AND        CAP
                       SUB-         SUB-         MARKET        SUB-        MANAGED      GROWTH       INCOME       SUB-
                     ACCOUNT       ACCOUNT    SUB- ACCOUNT    ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  ACCOUNT*
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
FROM OPERATING
ACTIVITIES
Net investment
income (loss)....  $ 11,881,805  $ 1,291,818  $    598,102  $   247,929  $   592,900  $    11,372  $    71,603  $    299
Net realized and
unrealized gain
(loss) on
investments......   (36,140,510)  (2,068,414)      --          (181,812)    (861,559)      63,068      (64,616)    4,662
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
 Increase
 (decrease) in
 net assets
 resulting from
 operations......   (24,258,705)    (776,596)      598,102       66,117     (268,659)      74,440        6,987     4,961
FROM POLICY-
RELATED
TRANSACTIONS
Net premiums
transferred from
New England Life
Insurance Company
(Note 4).........   101,802,783    6,362,705    39,544,492    3,600,140    4,112,835    3,173,029    1,762,484     4,323
Net transfers
(to) from other
sub-accounts.....    (1,234,289)    (822,617)  (29,858,294)     718,688     (186,357)   2,527,486    2,012,595   226,677
Net transfers to
New England Life
Insurance
Company..........   (56,761,722)  (4,458,223)   (6,161,941)  (2,075,140)  (3,102,454)  (2,027,427)  (1,190,128)  (45,131)
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
Increase in net
assets resulting
from policy-
related
transactions.....    43,806,772    1,081,865     3,524,257    2,243,688      824,024    3,673,088    2,584,951   185,869
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
Net increase in
net assets.......    19,548,067      305,269     4,122,359    2,309,805      555,365    3,747,528    2,591,938   190,830
NET ASSETS, AT
BEGINNING OF THE
PERIOD...........   229,946,670   16,444,862    12,758,384    7,369,159   14,204,213    2,663,683    1,501,043     --
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
NET ASSETS, AT
END OF THE
PERIOD...........  $249,494,737  $16,750,131  $ 16,880,743  $ 9,678,964  $14,759,578  $ 6,411,211  $ 4,092,981  $190,830
                   ============  ===========  ============  ===========  ===========  ===========  ===========  ========
                                                       VARIABLE
                                                       INSURANCE
                          VARIABLE INSURANCE           PRODUCTS
                             PRODUCTS FUND              FUND II
                   ----------------------------------- ---------- -------------
                                               HIGH      ASSET
                     EQUITY-                  INCOME    MANAGER
                     INCOME      OVERSEAS      SUB-      SUB-
                   SUB-ACCOUNT  SUB-ACCOUNT  ACCOUNT** ACCOUNT**     TOTAL
                   ------------ ------------ --------- ---------- -------------
FROM OPERATING
ACTIVITIES
Net investment
income (loss)....  $   594,515  $   (63,886)  $    (6) $    (34)  $ 15,226,417
Net realized and
unrealized gain
(loss) on
investments......       55,717     (439,917)      213    (1,503)   (39,634,671)
                   ------------ ------------ --------- ---------- -------------
 Increase
 (decrease) in
 net assets
 resulting from
 operations......      650,232     (503,803)      207    (1,537)   (24,408,254)
FROM POLICY-
RELATED
TRANSACTIONS
Net premiums
transferred from
New England Life
Insurance Company
(Note 4).........    9,237,234   11,268,285       102     8,495    180,876,907
Net transfers
(to) from other
sub-accounts.....    9,868,299   16,487,055    36,048   224,709        --
Net transfers to
New England Life
Insurance
Company..........   (4,905,512)  (8,836,370)   (5,935)  (30,973)   (89,600,956)
                   ------------ ------------ --------- ---------- -------------
Increase in net
assets resulting
from policy-
related
transactions.....   14,200,021   18,918,970    30,215   202,231     91,275,951
                   ------------ ------------ --------- ---------- -------------
Net increase in
net assets.......   14,850,253   18,415,167    30,422   200,694     66,867,697
NET ASSETS, AT
BEGINNING OF THE
PERIOD...........    4,281,914    9,453,665     --        --       298,623,593
                   ------------ ------------ --------- ---------- -------------
NET ASSETS, AT
END OF THE
PERIOD...........  $19,132,167  $27,868,832   $30,422  $200,694   $365,491,290
                   ============ ============ ========= ========== =============

* For the period May 2, 1994 (Commencement of Operations) through December 31, 1994.
**For the period August 31, 1994 (Commencement of Operations) through December
 31, 1994.

                       See Notes to Financial Statements

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS. New England Variable Life Separate Account (the "Account") of New England Life Insurance Company ("NELICO"), formerly New England Variable Life Insurance Company ("NEVLICO"), was established by NELICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NELICO. The net assets of the Account are restricted from use in the ordinary business of NELICO.

Effective with the merger on August 30, 1996 of New England Mutual Life Insurance Company ("NEMLICO") and Metropolitan Life Insurance Company ("MLI"), NEMLICO ceased to exist, with MLI the surviving company of the merger. NELICO then became an indirect wholly-owned subsidiary of MLI.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. SUB-ACCOUNTS. The Account has eighteen investment sub-accounts each of which invest in the shares of one portfolio of the New England Zenith Fund ("Zenith Fund"), the Variable Insurance Products Fund or the Variable Insurance Products Fund II. The portfolios of the Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II in which the sub-accounts invest are referred to herein as the "Eligible Funds". The Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II are diversified, open-end management investment companies. The Account purchases or redeems shares of the eighteen Eligible Funds based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (normally 4:00 p.m. EST) on each day the Exchange is open for trading. Realized gains and losses on the sale of Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the carrying value of the assets of the Eligible Funds.

3. MORTALITY AND EXPENSE RISK CHARGES. NELICO charges the Account for the mortality and expense risk NELICO assumes. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual cost. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Currently, the charges are made daily at an annual rate of .35% of the Account assets attributable to fixed premium ("Zenith Life") variable policies, .45% of the Account assets attributable to single premium ("Zenith Life One") variable life policies, .60% of the Account assets attributable to variable ordinary ("Zenith Life Plus" and "Zenith Life Plus II") life policies and limited payment ("Zenith Life Executive 65") variable life policies, .90% of the Account assets attributable to variable survivorship ("Zenith Survivorship Life") life policies, and .75% of the Account assets attributable to flexible premium ("Zenith Flexible Life") variable policies. For the modified single premium ("American Gateway") variable life policies mortality and expense risk charges are not charged against the sub-account assets but are deducted from the policy cash values monthly at an annual rate of .90%.

4. NET PREMIUM TRANSFERS AND DEDUCTIONS FROM CASH VALUE. Certain deductions are made from each premium payment paid to NELICO to arrive at a net premium that is transferred to the Account. Certain deductions are made from cash values in the sub-accounts. These deductions, depending on the policy, could include sales loads, administrative charges, premium tax charges, risk charges, cost of insurance charges, and charges for rider benefits and special risk charges.

5. FEDERAL INCOME TAXES. For federal income tax purposes the Account's operations are included with those of NELICO. NELICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

6. INVESTMENT ADVISERS. The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. TNE Advisers, Inc. which is a subsidiary of NELICO, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

        SERIES                    ADVISER                        SUB-ADVISER
        ------           ------------------------- ---------------------------------------
Capital Growth           Capital Growth
                         Management, L.P. ("CGM")*
Back Bay Advisors Money  TNE Advisers, Inc.**      Back Bay Advisors, L.P.*
 Market
Back Bay Advisors Bond   TNE Advisers, Inc.**      Back Bay Advisors, L.P.*
 Income
Back Bay Advisors        TNE Advisers, Inc.**      Back Bay Advisors, L.P.*
 Managed
Westpeak Stock Index     TNE Advisers, Inc.**      Westpeak Investment Advisors, L.P.*
Westpeak Growth and      TNE Advisers, Inc.**      Westpeak Investment Advisors, L.P.*
 Income
Loomis Sayles Avanti     TNE Advisers, Inc.**      Loomis, Sayles & Company, L.P.*
 Growth
Loomis Sayles Small Cap  TNE Advisers, Inc.**      Loomis, Sayles & Company, L.P.*
Loomis Sayles Balanced   TNE Advisers, Inc.**      Loomis, Sayles & Company, L.P.*
Draycott International   TNE Advisers, Inc.**      Draycott Partners, Ltd.
 Equity
Davis Venture Value      TNE Advisers, Inc.**      Davis Selected Advisers, Inc.
Alger Equity Growth      TNE Advisers, Inc.**      Fred Alger Management, Inc.
Salomon Brothers U.S.    TNE Advisers, Inc.**      Salomon Brothers Asset Management, Inc.
 Government
Salomon Brothers         TNE Advisers, Inc.**      Salomon Brothers Asset Management, Inc.
 Strategic Bond
 Opportunities

 * An affiliate of NELICO
** A subsidiary of NELICO

In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Stock Index Series, Westpeak Growth and Income Series, Loomis Sayles Avanti Growth Series and Loomis Sayles Small Cap Series, TNE Advisers became the adviser on May 1, 1995. Prior to that date those Series were advised by their current sub-adviser, except as follows. NEMLICO, the former parent of NELICO, itself served as investment adviser to the Back Bay Advisors Money Market Series and Back Bay Advisors Bond Income Series until September 10, 1986 when Back Bay Advisors assumed its responsibilities under the investment advisory agreements with those Series. Back Bay Advisors served as investment adviser to the Westpeak Stock Index Series until August 2, 1993, when Westpeak became the investment adviser. The Capital Growth Series was managed by Loomis, Sayles until March 1, 1990, when its Capital Growth Management division was reorganized into CGM. The Equity-Income, Overseas, and High Income Portfolios of the Variable Insurance Products Fund and the Asset Manager Portfolio of the Variable Insurance Products Fund II receive investment advice from Fidelity Management & Research Company.

On January 22, 1997, the Board of Trustees of New England Zenith Fund approved a new subadvisory agreement relating to the Draycott International Equity Series between TNE Advisers, Inc. and Morgan Stanley Asset Management Inc. ("MSAM"). This new agreement, is expected to become effective May 1, 1997 (subject to shareholder approval, if necessary). Under this new agreement MSAM would become subadviser of the Series, succeeding Draycott Partners, Ltd. and would be responsible for the day to day management of the Series. The new name of the Series will be Morgan Stanley International Magnum Equity Series.

7. INVESTMENT PURCHASES AND SALES. The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from the sales of Eligible Fund shares for each sub-account for the year ended December 31, 1996:

                                                   PURCHASES      SALES
                                                  ------------ ------------
   Capital Growth Series                          $192,435,910 $125,337,191
   Back Bay Advisors Money Market Series            98,065,488   87,200,674
   Back Bay Advisors Bond Income Series             18,719,861   11,239,097
   Back Bay Advisors Managed Series                 13,159,539    7,382,329
   Westpeak Stock Index Series                      16,840,737    7,613,106
   Westpeak Growth and Income Series                11,290,092    4,514,904
   Loomis Sayles Avanti Growth Series               14,804,586    7,554,161
   Loomis Sayles Small Cap Series                   20,487,120    6,016,762
   Loomis Sayles Balanced Series                     3,720,239      699,768
   Draycott International Equity Series              5,234,589    1,560,413
   Davis Venture Value Series                       16,761,770    3,814,839
   Alger Equity Growth Series                       25,051,802    7,538,044
   Salomon Brothers U.S. Government Series*             47,709      --
   Salomon Brothers Strategic Bond Opportunities
    Series*                                             28,407      --
   VIP Equity-Income Series                         40,788,600   18,781,619
   VIP Overseas Series                              29,417,696   19,661,090
   VIP High Income Series                            3,849,778    1,456,754
   VIP II Asset Manager Series                       2,822,409    1,496,363

* For the period July 1, 1996 (Commencement of Operations of the sub-account) through December 31, 1996.

8. NET INVESTMENT RETURNS. The following table shows the net investment return of the sub-account for each type of variable life insurance policy investing in the Account. The net investment return reflects the appropriate mortality and expense risk charge against sub-account assets, where applicable, for each type of variable life insurance policy shown (in the case of the American Gateway Series, the mortality and expense risk charge is deducted monthly from cash values rather than daily from sub-account assets and, therefore, does not impact sub-account net investment returns). These figures do not reflect charges deducted from premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies. Certain amounts have been restated to conform with the current calculation of net investment return to provide greater comparability with industry convention.

FIXED PREMIUM ("ZENITH LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ------------------------------------------------------------------------------------------
                         1/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  52.17%    (9.11%)  30.30%   (3.82%)  53.45%   (6.38%)  14.57%   (7.39%)  37.55%   20.65%
Bond Income.............   1.91%     7.99%   11.91%    7.71%   17.55%    7.80%   12.22%   (3.70%)  20.78%    4.24%
Money Market............   6.16%     7.14%    8.87%    7.81%    5.84%    3.43%    2.61%    3.61%    5.33%    4.76%
                         5/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index............. (12.40%)   15.93%   29.70%   (4.48%)  29.98%    6.92%    9.34%    0.76%   36.44%   22.04%
Managed.................  (0.89%)    9.10%   18.67%    2.85%   19.75%    6.33%   10.26%   (1.46%)  30.81%   14.62%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Avanti Growth.................................................................   14.47%   (0.62%)  29.90%   17.20%
Growth and Income.............................................................   13.97%   (1.55%)  35.99%   17.68%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Equity-Income.................................................................    9.29%    6.69%   34.62%   13.88%
Overseas......................................................................   14.57%    1.37%    9.30%   12.82%
                                                                                         5/2/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
Small Cap..............................................................................   (3.45%)  28.40%   30.22%
                                                                                         8/31/94- 1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
High Income............................................................................   (0.58%)  20.18%   13.63%
Asset Manager..........................................................................   (4.41%)  16.55%   14.20%
                                                                                                  5/1/95-  1/1/96-
SUB-ACCOUNT                                                                                       12/31/95 12/31/96
-----------                                                                                       -------- --------
Equity Growth...................................................................................   24.84%   12.78%
Balanced........................................................................................   13.75%   16.50%
International Equity............................................................................    3.85%    6.30%
Venture Value...................................................................................   21.64%   25.40%

SINGLE PREMIUM ("ZENITH LIFE ONE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ------------------------------------------------------------------------------------------
                         1/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  52.02%    (9.20%)  30.17%   (3.91%)  53.29%   (6.47%)  14.46%   (7.38%)  37.41%   20.53%
Bond Income.............   1.81%     7.88%   11.79%    7.60%   17.43%    7.69%   12.10%   (3.80%)  20.66%    4.14%
Money Market............   6.05%     7.03%    8.77%    7.71%    5.74%    3.33%    2.51%    3.35%    5.23%    4.65%
                         5/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index............. (12.46%)   15.82%   29.57%   (4.58%)  29.85%    6.81%    9.23%    0.66%   36.30%   21.91%
Managed.................  (0.96%)    8.99%   18.55%    2.75%   19.63%    6.22%   10.15%   (1.56%)  30.67%   14.51%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Avanti Growth.................................................................   14.39%   (0.72%)  29.77%   17.08%
Growth and Income.............................................................   13.90%   (1.65%)  35.85%   17.56%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Equity-Income.................................................................    9.22%    6.59%   34.49%   13.77%
Overseas......................................................................   14.49%    1.27%    9.19%   12.70%
                                                                                         5/2/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
Small Cap..............................................................................   (3.52%)  28.27%   30.09%
                                                                                         8/31/94- 1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
High Income............................................................................   (0.61%)  20.06%   13.52%
Asset Manager..........................................................................   (4.45%)  16.43%   14.09%
                                                                                                  5/1/95-  1/1/96-
SUB-ACCOUNT                                                                                       12/31/95 12/31/96
-----------                                                                                       -------- --------
Equity Growth...................................................................................   24.76%   12.66%
Balanced........................................................................................   13.67%   16.39%
International Equity............................................................................    3.79%    6.19%
Venture Value...................................................................................   21.56%   25.27%

VARIABLE ORDINARY ("ZENITH LIFE PLUS" AND "ZENITH LIFE PLUS II") AND LIMITED PAYMENT ("ZENITH LIFE EXECUTIVE 65") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ------------------------------------------------------------------------------------------
                         1/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  51.79%    (9.34%)  29.98%   (4.06%)  53.06%   (6.61%)  14.28%   (7.62%)  37.21%   20.34%
Bond Income.............   1.65%     7.72%   11.63%    7.44%   17.25%    7.53%   11.94%   (3.94%)  20.47%    3.98%
Money Market............   5.89%     6.87%    8.60%    7.54%    5.58%    3.18%    2.36%    3.35%    5.07%    4.50%
                         5/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index............. (12.55%)   15.65%   29.37%   (4.72%)  29.65%    6.65%    9.07%    0.51%   36.10%   21.73%
Managed.................  (1.06%)    8.83%   18.37%    2.59%   19.45%    6.06%    9.99%   (1.70%)  30.48%   14.34%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Avanti Growth.................................................................   14.28%   (0.87%)  29.57%   16.90%
Growth and Income.............................................................   13.78%   (1.80%)  35.65%   17.38%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Equity-Income.................................................................    9.11%    6.43%   34.29%   13.59%
Overseas......................................................................   14.38%    1.12%    9.02%   12.53%
                                                                                         5/2/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
Small Cap..............................................................................   (3.61%)  28.08%   29.90%
                                                                                         8/31/94- 1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
High Income............................................................................   (0.66%)  19.88%   13.35%
Asset Manager..........................................................................   (4.49%)  16.26%   13.91%
                                                                                                  5/1/95-  1/1/96-
SUB-ACCOUNT                                                                                       12/31/95 12/31/96
-----------                                                                                       -------- --------
Equity Growth...................................................................................   24.64%   12.49%
Balanced........................................................................................   13.56%   16.21%
International Equity............................................................................    3.68%    6.03%
Venture Value...................................................................................   21.44%   25.08%

VARIABLE SURVIVORSHIP ("ZENITH SURVIVORSHIP LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ------------------------------------------------------------------------------------------
                         1/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  51.34%    (9.61%)  29.59%   (4.35%)  52.61%   (6.90%)  13.94%   (7.90%)  36.80%   19.98%
Bond Income.............   1.35%     7.40%   11.29%    7.11%   16.90%    7.21%   11.60%   (4.23%)  20.12%    3.67%
Money Market............   5.57%     6.55%    8.28%    7.22%    5.26%    2.87%    2.05%    3.04%    4.75%    4.18%
                         5/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index............. (12.73%)   15.30%   28.99%   (5.01%)  29.27%    6.33%    8.74%    0.21%   35.69%   21.36%
Managed.................  (1.26%)    8.50%   18.02%    2.28%   19.10%    5.74%    9.69%   (2.00%)  30.09%   13.99%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Avanti Growth.................................................................   14.05%   (1.16%)  29.19%   16.55%
Growth and Income.............................................................   13.55%   (2.09%)  35.25%   17.03%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Equity-Income.................................................................    8.89%    6.11%   33.89%   13.25%
Overseas......................................................................   14.15%    0.82%    8.70%   12.19%
                                                                                         5/2/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
Small Cap..............................................................................   (3.80%)  27.69%   29.50%
                                                                                         8/31/94- 1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
High Income............................................................................   (0.76%)  19.53%   13.00%
Asset Manager..........................................................................   (4.59%)  15.91%   13.57%
                                                                                                  5/1/95-  1/1/96-
SUB-ACCOUNT                                                                                       12/31/95 12/31/96
-----------                                                                                       -------- --------
Equity Growth...................................................................................   24.39%   12.15%
Balanced........................................................................................   13.33%   15.86%
International Equity............................................................................    3.48%    5.71%
Venture Value...................................................................................   21.20%   24.71%

FLEXIBLE PREMIUM ("ZENITH FLEXIBLE LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ------------------------------------------------------------------------------------------
                         1/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  51.56%    (9.47%)  31.88%   (5.73%)  52.83%   (6.75%)  14.11%   (7.76%)  37.00%   20.16%
Bond Income.............   1.50%     7.56%   11.46%    7.28%   17.08%    7.37%   11.77%   (4.08%)  20.29%    3.82%
Money Market............   5.73%     6.71%    8.44%    7.38%    5.42%    3.02%    2.20%    3.20%    4.91%    4.34%
                         5/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index............. (13.06%)   15.47%   29.18%   (4.86%)  29.46%    6.49%    8.90%    0.36%   35.90%   21.55%
Managed.................  (1.15%)    8.67%   18.20%    2.44%   19.28%    5.90%    9.82%   (1.85%)  30.28%   14.16%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Avanti Growth.................................................................   14.16%   (1.01%)  29.38%   16.72%
Growth and Income.............................................................   13.67%   (1.94%)  35.45%   17.21%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Equity-Income.................................................................    9.00%    6.27%   34.09%   13.42%
Overseas......................................................................   14.26%    0.97%    8.86%   12.36%
                                                                                         5/2/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
Small Cap..............................................................................   (3.71%)  27.88%   29.70%
                                                                                         8/31/94- 1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
High Income............................................................................   (0.71%)  19.71%   13.17%
Asset Manager..........................................................................   (4.54%)  16.08%   13.74%
                                                                                                  5/1/95-  1/1/96-
SUB-ACCOUNT                                                                                       12/31/95 12/31/96
-----------                                                                                       -------- --------
Equity Growth...................................................................................   24.51%   12.32%
Balanced........................................................................................   13.44%   16.03%
International Equity............................................................................    3.58%    5.87%
Venture Value...................................................................................   21.32%   24.89%

MODIFIED SINGLE PREMIUM ("AMERICAN GATEWAY") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -------------------------------------------------------------------------------------------
                         1/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-   1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- --------- -------- --------
Bond Income.............   2.27%     8.37%   12.30%    8.09%   17.96%   8.18%    12.61%   (3.36%)   21.20%    4.61%
Money Market............   6.53%     7.52%    9.25%    8.19%    6.21%   3.80%     2.97%    3.97%     5.70%    5.13%
                         5/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-   1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- --------- -------- --------
Stock Index............. (12.20%)   16.34%   30.15%   (4.14%)  30.43%   7.30%     9.72%    1.12%    36.92%   22.47%
Managed.................  (0.66%)    9.48%   19.08%    3.21%   20.17%   6.70%    10.65%   (1.11%)   31.26%   15.03%
                                                                                4/30/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94  12/31/95 12/31/96
-----------                                                                     -------- --------- -------- --------
Avanti Growth.................................................................   14.74%   (0.27%)   30.35%   17.61%
Growth and Income.............................................................   14.24%   (1.21%)   36.47%   18.10%
                                                                                          5/2/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94  12/31/95 12/31/96
-----------                                                                              --------- -------- --------
Small Cap..............................................................................   (3.23%)   28.84%   30.68%
                                                                                         10/31/94- 1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94  12/31/95 12/31/96
-----------                                                                              --------- -------- --------
Equity Growth..........................................................................   (4.20%)   48.69%   13.17%
Balanced...............................................................................   (0.10%)   24.79%   16.91%
International Equity...................................................................    2.60%     6.23%    6.67%
Venture Value..........................................................................   (3.50%)   39.28%   25.84%
U.S. Government........................................................................    0.60%    15.02%    3.31%
Strategic Bond Opportunities...........................................................   (1.40%)   19.38%   14.36%

  The net investment return of a sub-account is calculated by taking the difference between the sub-account's ending value and the beginning value for the period and dividing it by the beginning value for the period.

                       INDEPENDENT AUDITORS' REPORT

New England Life Insurance Company:

We have audited the accompanying consolidated balance sheet of New England Life Insurance Company (formally New England Variable Life Insurance Company) and subsidiaries as of December 31, 1996, and the related consolidated statement of earnings, equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1996 consolidated financial statements present fairly, in all material respects, the financial position of the New England Life Insurance Company and subsidiaries as of December 31, 1996 and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.

In 1996, as discussed in Note 1 to the financial statements, the Company (1) has adopted all applicable generally accepted accounting principles as required for mutual life insurance enterprises (or wholly-owned stock life insurance company subsidiaries of mutual life insurance enterprises) by Interpretation No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises, and Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long Duration Participating Policies; and (2) has reflected the effects of the changes in corporate organization.

The consolidated balance sheet of the Company and subsidiaries as of December 31, 1995 and the related consolidated statements of earnings, equity, and cash flows for the periods ended December 31, 1995 and 1994 present the combination of the individual financial statements of New England Variable Life Insurance Company and other entities listed in Note 1. Such individual financial statements were audited by other auditors before the applicable effects of the changes described in the paragraph above and their reports on the financial statements of each of the insurance entities listed in Note 1 expressed an adverse opinion as to the conformity with generally accepted accounting principles and an unqualified opinion as to conformity with statutory principles and their reports on the financial statements of each of the other entities expressed an unqualified opinion. We have audited the adjustments that were applied to restate the 1995 and 1994 financial statements to reflect the effects of the changes for the adoption of generally accepted accounting principles and the changes in corporate organization as described in Note 1. In our opinion, such adjustments are appropriate and have been properly applied.

Deloitte & Touche LLP

February 18, 1997
Boston, Massachusetts

                       NEW ENGLAND LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                           DECEMBER 31, 1996 AND 1995

                                            NOTES      1996           1995
                                            ----- -------------- --------------
ASSETS
Investments:
 Fixed Maturities:
  Available for Sale, at Estimated Fair
   Value................................... 2,11  $  524,284,643 $  575,834,866
  Held to Maturity, at Amortized Cost......           29,666,318     36,550,618
  Mortgage Loans on Real Estate............ 2,11        --            2,210,153
  Policy Loans.............................   11      76,262,779     58,210,498
  Real Estate..............................            1,701,981       --
  Short-Term Investments...................   11     156,559,460     20,828,254
  Other Invested Assets....................           12,956,434        206,000
                                                  -------------- --------------
  Total Investments........................          801,431,615    693,840,389
  Cash and Cash Equivalents................   11      49,147,342     35,129,015
  Deferred Policy Acquisition Costs........          434,636,666    353,809,245
  Accrued Investment Income................           13,712,748     14,621,811
  Premiums and Other Receivables...........    4       5,941,433     10,311,027
  Other Assets.............................           95,106,160     11,148,103
  Separate Account Assets..................        1,206,959,498    748,184,716
                                                  -------------- --------------
    Total Assets...........................       $2,606,935,462 $1,867,044,306
                                                  ============== ==============
LIABILITIES AND EQUITY
LIABILITIES
Future Policy Benefits.....................    4  $  464,888,914 $  446,687,020
Policyholder Account Balances.............. 4,11     181,594,090    138,831,391
Other Policyholder Funds...................   11       2,071,162      2,353,586
Policyholder Dividends Payable.............            9,018,002      7,346,500
Short and Long-Term Debt................... 8,11      84,056,337     79,347,546
Income Taxes Payable:                          5
  Current..................................            6,272,302      9,179,749
  Deferred.................................           39,463,081     54,981,645
Other Liabilities..........................           62,190,384     25,629,031
Separate Account Liabilities...............        1,206,959,498    748,184,716
                                                  -------------- --------------
    Total Liabilities......................        2,056,513,770  1,512,541,184
                                                  -------------- --------------
Commitments and Contingencies (Notes 2, 4,
 8 and 9)..................................
EQUITY
Common Stock...............................            2,500,000      2,500,000
Contributed Capital........................          497,945,598    289,099,450
Retained Earnings..........................           46,248,721     36,547,252
Net Unrealized Investment Gains............    3       3,727,373     26,356,420
                                                  -------------- --------------
    Total Equity...........................          550,421,692    354,503,122
                                                  -------------- --------------
Total Liabilities and Equity...............       $2,606,935,462 $1,867,044,306
                                                  ============== ==============

          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                      CONSOLIDATED STATEMENTS OF EARNINGS

             FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994

                                   NOTES     1996         1995         1994
                                   ----- ------------ ------------ ------------
REVENUES
Premiums, net....................     4  $ 37,410,040 $ 38,565,735 $206,099,650
Universal Life and Investment-
 Type Product Policy Fee Income..         101,755,632   79,371,437   63,349,660
Net Investment Income............     3    49,628,343   41,815,075    4,069,355
Investment Gains (Losses), Net...     3    15,979,267   21,979,906      (64,081)
Commissions, Fees and Other In-
 come............................          44,929,609   34,554,617  264,883,323
                                         ------------ ------------ ------------
Total Revenues...................         249,702,891  216,286,770  538,337,907
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits, net.......     4    65,520,519   55,810,172  435,150,792
Interest Credited to Policyholder
 Account Balances................           5,557,652    2,564,651      904,003
Policyholder Dividends...........          14,829,641   13,953,664    7,232,042
Other Operating Costs and Ex-
 penses..........................         151,043,021  110,890,061   83,725,839
                                         ------------ ------------ ------------
Total Benefits and Other Deduc-
 tions...........................         236,950,833  183,218,548  527,012,676
                                         ------------ ------------ ------------
Earnings from Continuing
 Operations before Income Taxes..          12,752,058   33,068,222   11,325,231
Income Taxes.....................     5     3,050,589   12,302,605    4,188,483
                                         ------------ ------------ ------------
NET EARNINGS.....................        $  9,701,469 $ 20,765,617 $  7,136,748
                                         ============ ============ ============


          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF EQUITY

              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                        NET
                              COMMON                 UNREALIZED
                             STOCK &                 INVESTMENT
                           CONTRIBUTED   RETAINED      GAINS
                             CAPITAL     EARNINGS     (LOSSES)       TOTAL
                           ------------ ----------- ------------  ------------
BALANCES AT JANUARY 1,
 1994..................... $175,028,227 $ 8,644,887 $    104,801  $183,777,915
Net Earnings..............                7,136,748                  7,136,748
Change in Net Unrealized
 Investment Gains
 (Losses).................                              (774,432)     (774,432)
Contributed Capital.......   53,028,000                             53,028,000
                           ------------ ----------- ------------  ------------
BALANCES AT DECEMBER 31,
 1994.....................  228,056,227  15,781,635     (669,631)  243,168,231
Net Earnings..............               20,765,617                 20,765,617
Change in Net Unrealized
 Investment Gains
 (Losses).................                            27,026,051    27,026,051
Contributed Capital.......   63,543,223                             63,543,223
                           ------------ ----------- ------------  ------------
BALANCES AT DECEMBER 31,
 1995.....................  291,599,450  36,547,252   26,356,420   354,503,122
Net Earnings..............                9,701,469                  9,701,469
Change in Net Unrealized
 Investment Gains
 (Losses).................                           (22,629,047)  (22,629,047)
Contributed Capital.......  208,846,148                            208,846,148
                           ------------ ----------- ------------  ------------
BALANCES AT DECEMBER 31,
 1996..................... $500,445,598 $46,248,721 $  3,727,373  $550,421,692
                           ============ =========== ============  ============


          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                       1996           1995           1994
                                   -------------  -------------  -------------
NET CASH USED IN OPERATING
 ACTIVITIES....................... $ (85,673,871) $(111,833,907) $ (46,062,592)
                                   -------------  -------------  -------------
Cash Flows from Investing
 Activities:
  Sales, Maturities and Repayments
   of:
    Available for Sale Fixed
     Maturities...................   276,420,158    538,296,916     13,480,392
    Held to Maturity Fixed
     Maturities...................    10,519,220        625,000       --
    Mortgage Loans on Real Estate.     2,210,152         11,789          8,000
  Purchases of:
    Available for Sale Fixed
     Maturities...................  (259,713,146)  (983,517,566)  (121,490,180)
    Real Estate...................      (480,007)      --             --
    Fixed Asset Property and
     Equipment....................    (3,786,192)      --             --
    Other Assets..................   (11,024,000)       (15,000)       (32,000)
  Net Change in Short-Term
   Investments....................  (135,731,206)   379,325,026     13,737,203
  Net Change in Policy Loans......   (18,052,280)   (14,243,155)   (13,293,625)
  Other, Net......................        66,820       (114,000)     2,255,589
                                   -------------  -------------  -------------
NET CASH USED IN INVESTING
 ACTIVITIES.......................  (139,570,481)   (79,630,990)  (105,334,621)
                                   -------------  -------------  -------------
Cash Flows from Financing
 Activities:
  Common Stock....................
  Capital Contributions...........   159,162,170      9,515,000     52,698,000
  Borrowed Money..................                   25,000,000     50,000,000
  Policyholder Account Balances:
    Deposits......................   482,551,966    281,761,424    201,732,909
    Withdrawals...................  (364,932,882)  (148,402,748)  (108,766,575)
  Financial Reinsurance
   Receivables....................   (37,518,575)      --             --
                                   -------------  -------------  -------------
NET CASH PROVIDED BY FINANCING
 ACTIVITIES.......................   239,262,679    167,873,676    195,664,334
                                   -------------  -------------  -------------
Change in Cash and Cash
 Equivalents......................    14,018,327    (23,591,221)    44,267,121
Cash and Cash Equivalents,
 Beginning of Year................    35,129,015     58,720,236     14,453,115
                                   -------------  -------------  -------------
CASH AND CASH EQUIVALENTS, END OF
 YEAR............................. $  49,147,342  $  35,129,015  $  58,720,236
                                   =============  =============  =============
Supplemental Cash Flow
 Information:
  Interest Paid................... $   1,523,134  $   1,277,033  $      --
                                   =============  =============  =============
  Income Taxes Paid............... $   4,720,928  $   6,764,653  $     132,000
                                   =============  =============  =============

          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

             FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994

                                       1996           1995           1994
                                   -------------  -------------  -------------
NET EARNINGS.....................  $   9,701,469  $  20,765,617  $   7,136,748
Adjustments to Reconcile Net
 Earnings to Net Cash Provided by
 (Used in) Operating Activities:
  Change in Deferred Policy
   Acquisition Costs, Net........    (68,626,162)   (45,823,425)  (128,219,002)
  Change in Accrued Investment
   Income........................        909,063    (11,507,438)       (87,020)
  Change in Premiums and Other
   Receivables...................      4,369,594     (4,072,681)    (1,494,680)
  Investment (Gains) Losses, Net.    (15,979,267)   (21,979,906)        64,081
  Depreciation and Amortization
   Expenses......................      4,119,881      5,724,945         99,912
  Change in Transfer to Separate
   Account.......................     (2,242,885)     1,412,264        105,477
  Interest Credited to
   Policyholder Account Balances.      5,557,652      2,564,651        904,003
  Universal Life and Investment-
   Type Product Policy Fee
   Income........................   (101,755,632)   (79,371,437)   (63,349,660)
  Change in Future Policy
   Benefits......................     18,201,894     14,538,593    125,898,745
  Change in Other Policyholder
   Funds.........................       (282,879)     1,789,475        156,400
  Change in Policyholder
   Dividends Payable.............      1,671,502        114,458      7,232,042
  Change in Income Taxes Payable.     (6,633,789)    10,210,526     10,337,032
  Other, Net.....................     65,315,688     (6,199,549)    (4,846,670)
                                   -------------  -------------  -------------
NET CASH USED IN OPERATING
 ACTIVITIES......................  $ (85,673,871) $(111,833,907) $ (46,062,592)
                                   =============  =============  =============

          See accompanying notes to consolidated financial statements.

                      NEW ENGLAND LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 BUSINESS

New England Life Insurance Company and its subsidiaries (the "Company") is a wholly-owned stock life insurance subsidiary of Metropolitan Life Insurance Company (MetLife). The Company principally provides variable life insurance and variable annuity products through a network of general agencies located throughout the United States.

Prior to the merger of New England Mutual Life Insurance Company (NEMLICO) with MetLife on August 31, 1996, New England Life Insurance Company (NELICO), formerly known as New England Variable Life Insurance Company (NEVLICO), was a subsidiary of NEMLICO. NEMLICO was merged directly into MetLife and ceased to exist as a separate mutual life insurance company. In conjunction with the merger, NEVLICO became a subsidiary of MetLife and changed its name to New England Life Insurance Company. NELICO has continued after the merger to conduct its existing businesses and is also administering the business activities for the former parent NEMLICO. (Note 13)

NELICO is headquartered in Boston, Massachusetts and became a Massachusetts chartered company through a legal process known as redomestication. Prior to the merger, NEVLICO was organized under Delaware law. The capital structure of NELICO continues in the same form subsequent to the merger with common stock authorized at 50,000 shares and 20,000 shares issued and outstanding with a par value of $125 per share. MetLife made an additional statutory capital contribution to NELICO at the merger date totaling $208,003,770 consisting of $128,412,170 of cash and $79,591,600 of bonds, real estate, mortgages, common stock of affiliates and furniture and equipment. Prior to the merger, NELICO received a capital contribution from NEMLICO for $20,000,000 in cash. The total contributed capital for 1996 equaled $228,003,770.

Certain companies that were subsidiaries of NEMLICO became subsidiaries of NELICO as of the merger. The principal subsidiaries of which NELICO owns 100% of the outstanding common stock are Exeter Reassurance Company, Ltd., New England Pension and Annuity Company and Newbury Insurance Company Limited for insurance operations and New England Securities Corporation and TNE Advisers, Inc. for other operations. The principal business activities of the subsidiaries are disclosed below.

Exeter Reassurance Company, Ltd., (Exeter) was incorporated in Bermuda on November 15, 1994, and registered as an insurer under The Insurance Act 1978 (Bermuda). Exeter engages in financial reinsurance of life insurance and annuity policies.

New England Pension and Annuity Company (NEPA) was incorporated under the laws of the State of Delaware on September 12, 1980. NEPA holds licenses in 20 states, but is currently not actively engaged in the sale or distribution of insurance products.

New England Securities Corporation (NES), a National Association of Securities Dealers ("NASD") registered broker/dealer, conducts business as a wholesale distributor of investment products through the sales force of NELICO. Established in 1968, NES offers a range of investment products including mutual funds, investment partnerships, and individual securities. In 1994, NES became a Registered Investment Advisor with the Securities and Exchange Commission ("SEC") and now offers individually managed portfolios. NES is the national distributor for variable annuity and variable life products issued by NELICO. NES is the sole owner of Hereford Insurance Agency, Inc.

Newbury Insurance Company, Limited (Newbury) was incorporated in Bermuda on May 1, 1987, and is registered as a Class 2 insurer under The Insurance Act 1978 (Bermuda). Newbury provides professional liability and personal injury coverage to the agents of NELICO through a facultative reinsurance agreement with Lexington Insurance Company. The policy applies to claims made during the policy period or during the discovery period with limits of $1,000,000 each claim, $1,000,000 annual aggregate each insured, $3,500,000 and $3,000,000 annual aggregate all insured in 1996 and 1995 respectively.

                      NEW ENGLAND LIFE INSURANCE COMPANY

TNE Advisers, Inc. was incorporated on August 26, 1994, and is registered as an investment adviser with the SEC, under the Investment Advisers Act of 1940. TNE Advisers, Inc. was organized to serve as an investment adviser to certain mutual funds of the New England Zenith Fund and does not intend to engage in any business activities other than providing investment management and administrative services.

 BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"), and include the accounts of NELICO and its subsidiaries in which NELICO has control and a majority economic interest. The consolidated financial statements have been prepared as though the current reporting entity had always existed. Significant intercompany transactions and balances have been eliminated in consolidation.

Prior to 1996, NELICO, as a wholly owned stock life insurance subsidiary of a mutual life insurance company, prepared its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware (statutory financial statements), which accounting practices were considered to be GAAP. In 1996, NELICO adopted Interpretation No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises (the "Interpretation") and Statement of Financial Accounting Standards ("SFAS") No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long Duration Participating Policies (the "Standard"), of the Financial Accounting Standards Board ("FASB"). The Interpretation and Standard required mutual life insurance companies to adopt all standards promulgated by the FASB in their general purpose financial statements. The financial statements of NELICO for 1995 and 1994 have been retroactively restated to reflect the adoption of all applicable authoritative GAAP pronouncements. The cumulative effect of such adoption as of January 1, 1994 has been reflected in an adjustment of equity at January 1, 1994 (see Note 12).

As of December 31, 1993, the Company adopted Statement of Financial Accounting Standard (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities", which expanded the use of fair value accounting for those securities that a company does not have positive intent and ability to hold to maturity. Implementation of SFAS No. 115 increased consolidated equity by $104,801, net of deferred income taxes and adjustments of deferred policy acquisition costs and future policy benefits.

 VALUATION OF INVESTMENTS

Fixed maturity securities for which the Company has the positive intent and ability to hold to maturity are stated principally at amortized cost and include bonds and redeemable preferred stock. All other fixed maturity securities are classified as available for sale and are reported at estimated fair market value. Unrealized holding gains and losses on fixed maturity securities available for sale are reported as a separate component of equity. Such amounts are net of related deferred income taxes and adjustments of deferred policy acquisition costs and future policy benefits relating to unrealized gains on available for sale securities. Amortized cost of fixed maturity securities is adjusted for impairments in value deemed to be other than temporary. All securities are recorded on a trade date basis.

The Company's mortgage loan on real estate was carried at outstanding principal balance. Mortgage loans are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contract terms of the loan agreement. The mortgage loan was in good standing at December 31, 1995 and no allowance for loss was required.

Real estate is considered held for sale by management and is reported at the lower of cost or estimated fair market value less allowances for the estimated cost of sales. No impairment allowance is required on the property.

                      NEW ENGLAND LIFE INSURANCE COMPANY

Policy loans are stated at unpaid principal balances.

Short-term investments are stated at amortized cost which approximates fair value.

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less. These are carried at cost, which approximates fair value.

 INVESTMENT RESULTS

Realized investment gains and losses are determined by specific identification and are presented as a component of revenues.

 PROPERTY AND EQUIPMENT

Property and equipment and leasehold improvements are included in other assets and are stated at cost, less accumulated depreciation and amortization. Depreciation, including charges relating to capitalized leases, is provided using the straight line method over the estimated useful lives of the assets which generally range from 4 to 15 years or the term of the lease, if shorter. Amortization of leasehold improvements is provided using the straight line method over the lesser of the term of the leases or the estimated useful life of the improvements.

Accumulated depreciation and amortization on property and equipment and leasehold improvements was $3,117,743 and $0 at December 31, 1996 and 1995, respectively. Related depreciation and amortization expense was $3,117,743, $0 and $0 for the years ended December 31, 1996, 1995 and 1994, respectively.

 RECOGNITION OF INCOME AND EXPENSES

Premiums from traditional life policies are recognized generally as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contract. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

Reinsurance allowances for individual non-medical health contracts are recognized as income when due.

Premiums from variable life, universal life and investment-type contracts are reported as deposits to policyholder account balances. Revenues from these contracts consist of amounts assessed during the period against policyholder account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholder account balances and interest credited to policyholder account balances.

 DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business, principally commissions, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, have been deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

Deferred policy acquisition costs are amortized over a period up to 40 years for traditional life, variable life, universal life products and for investment-type products as a constant percentage of estimated gross margins or profits arising principally from surrender charges and interest, mortality and expense margins based on historical and anticipated future experience, updated regularly. The effects of revisions to experience on previous amortization of deferred policy acquisition costs are reflected in earnings in the period estimated gross margins or profits are revised.

                      NEW ENGLAND LIFE INSURANCE COMPANY

For non-medical health insurance contracts, deferred policy acquisition costs are amortized over the life of the contracts (generally between 10 and 30 years) in proportion to anticipated reinsurance allowances.

 FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of net level premium reserve for death and endowment policy benefits and the liability for terminal dividends. The net level premium reserve is calculated based on the dividend fund interest rate and mortality rates guaranteed in calculating the cash surrender values described in such contracts. Interest rates used in establishing future policy benefit liabilities range from 4 percent to 5 percent for life insurance policies.

Policyholder account balances for variable life, universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

Benefit liabilities for non-medical health insurance are calculated as the net GAAP liability plus the unamortized deferred acquisition costs. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

 INCOME TAXES

NELICO files a consolidated Federal Income Tax return with Exeter Reassurance Company, Ltd. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred tax assets or liabilities.

 SEPARATE ACCOUNT OPERATIONS

Separate Accounts are established in conformity with the state insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceed the Separate Account liabilities.

Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts are reported as increases in Separate Account liabilities and are not reported in revenues. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues.

 POLICYHOLDER DIVIDENDS

The amount of policyholder dividends to be paid is determined annually by the Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year and management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

 CONSOLIDATED STATEMENTS OF CASH FLOWS--NON CASH TRANSACTIONS

For the years ended December 31, 1996 and 1995, respectively, the Company received capital contributions in the form of transfer of assets of $49,683,978 and $54,028,223. In 1994, $296,815,969 of bonds were received in support of the coinsurance treaty with NEMLICO.

 ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                      NEW ENGLAND LIFE INSURANCE COMPANY

2. INVESTMENTS

 DEBT SECURITIES

The carrying value, gross unrealized gain (loss) and estimated fair value of fixed securities, by category, as of December 31, 1996 and 1995 are shown below.

HELD TO MATURITY SECURITIES

                                               GROSS UNREALIZED
                                ESTIMATED   ----------------------  AMORTIZED
                                FAIR VALUE     GAIN        LOSS        COST
                               ------------ ----------- ---------- ------------
1996
Fixed Maturities:
 Bonds:
  U.S. Treasury Securities and
   obligations of
   U.S. government
   corporations and agencies.. $  7,344,149 $    51,289 $    6,095 $  7,298,955
  States and political subdi-
   visions....................      517,770      38,031                 479,739
  Corporate...................   22,648,666     860,180     99,138   21,887,624
                               ------------ ----------- ---------- ------------
Total Fixed Maturities........ $ 30,510,585 $   949,500 $  105,233 $ 29,666,318
                               ============ =========== ========== ============

HELD TO MATURITY SECURITIES
                                               GROSS UNREALIZED
                                ESTIMATED   ----------------------  AMORTIZED
                                FAIR VALUE     GAIN        LOSS        COST
                               ------------ ----------- ---------- ------------
1995
Fixed Maturities:
 Bonds:
  U.S. Treasury Securities and
   obligations of
   U.S. government
   corporations and agencies.. $  9,695,983 $   179,024 $          $  9,516,959
  States and political subdi-
   visions....................      530,650      60,604                 470,046
  Corporate...................   26,599,841     257,222    170,994   26,513,613
  Other.......................       50,000                              50,000
                               ------------ ----------- ---------- ------------
Total Fixed Maturities........ $ 36,876,474 $   496,850 $  170,994 $ 36,550,618
                               ============ =========== ========== ============

AVAILABLE FOR SALE SECURITIES
                                               GROSS UNREALIZED
                                AMORTIZED   ----------------------  ESTIMATED
                                   COST        GAIN        LOSS     FAIR VALUE
                               ------------ ----------- ---------- ------------
1996
Fixed Maturities:
 Bonds:
  U.S. Treasury Securities and
   obligations of
   U.S. government
   corporations and agencies.. $  5,464,659 $    46,737 $   24,580 $  5,486,816
  Foreign governments.........    1,577,439       1,147     57,272    1,521,314
  Corporate...................  505,682,553  18,637,259  7,092,856  517,226,956
  Mortgage-backed securities..       48,759         798                  49,557
                               ------------ ----------- ---------- ------------
Total Fixed Maturities........ $512,773,410 $18,685,941 $7,174,708 $524,284,643
                               ============ =========== ========== ============

                      NEW ENGLAND LIFE INSURANCE COMPANY

AVAILABLE FOR SALE SECURITIES

                                                GROSS UNREALIZED
                                  AMORTIZED   --------------------  ESTIMATED
                                     COST        GAIN       LOSS    FAIR VALUE
                                 ------------ ----------- -------- ------------
1995
Fixed Maturities:
 Bonds:
  U.S. Treasury Securities and
   obligations of
   U.S. government corporations
   and agencies................. $  1,991,186 $       746 $  1,135 $  1,990,797
  Foreign governments...........    3,017,691     178,111             3,195,802
  Corporate.....................  512,320,546  58,440,764  183,844  570,577,466
  Mortgage-backed securities....       69,877         924                70,801
                                 ------------ ----------- -------- ------------
Total Fixed Maturities.......... $517,399,300 $58,620,545 $184,979 $575,834,866
                                 ============ =========== ======== ============

Included in net unrealized appreciation (deprection) of investments are unrealized gains on foreign currency investments as well as unrealized gains on the associated forward foreign exchange contracts. Unrealized appreciation (depreciation) of investments consists of the following:

                                                               1996     1995
                                                              ------- --------
   Net unrealized gains on investments....................... $ 8,213 $372,881
   Unrealized gains (losses) on the maturity of forward con-
    tracts...................................................  13,665  (76,214)
                                                              ------- --------
                                                              $21,878 $296,667
                                                              ======= ========

The estimated fair value and amortized cost of bonds classified as held to maturity, by contractual maturity, at December 31, 1996 are shown below.

                                                         ESTIMATED   AMORTIZED
                                                        FAIR VALUE     COST
                                                        ----------- -----------
   Due in one year or less............................. $ 3,792,488 $ 3,783,539
   Due after one year through five years...............   8,714,767   8,791,593
   Due after five years through ten years..............  17,503,330  16,591,186
   Due after ten years.................................     500,000     500,000
                                                        ----------- -----------
     Total............................................. $30,510,585 $29,666,318
                                                        =========== ===========

The amortized cost and estimated fair value of bonds classified as available for sale, by contractual maturity, at December 31, 1996 are shown below.

                                                       AMORTIZED    ESTIMATED
                                                          COST      FAIR VALUE
                                                      ------------ ------------
   Due in one year or less........................... $            $
   Due after one year through five years.............   23,380,259   23,820,548
   Due after five years through ten years............   51,941,867   51,169,921
   Due after ten years...............................  437,402,525  449,244,617
                                                      ------------ ------------
     Subtotal........................................  512,724,651  524,235,086
   Mortgage-backed securities........................       48,759       49,557
                                                      ------------ ------------
       Total......................................... $512,773,410 $524,284,643
                                                      ============ ============

Bonds not due at a single maturity date have been included in the above tables in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

                      NEW ENGLAND LIFE INSURANCE COMPANY

 ASSETS HELD IN TRUST FOR THE BENEFIT OF OTHER PARTIES

Exeter has deposited in a trust for the benefit of MetLife certain assets for the purpose of allowing MetLife to record a reserve credit as permitted by regulations of the State of New York. Under the terms of the Trust Agreement MetLife enjoys broad powers to withdraw funds from the trust for the payment of policyholder claims incurred by Exeter under its reinsurance treaty and to direct the investment of funds held in the trust. The Trust Agreement limits the types of investments that may be held in trust to cash and certificates of deposit, U.S. Government bonds and notes and publicly traded securities of U.S. companies having a National Association of Insurance Commissioners (NAIC) rating of 1. At December 31, 1996, the trust held $786,828 of cash and $468,847,351 of bonds and short-term investments, and at December 31, 1995 $487,268,195 of bonds and short-term investments.

 MORTGAGE LOANS

As of December 31, 1995 the mortgage loan investment was collateralized by industrial property in Baltimore, Maryland.

 ASSETS ON DEPOSIT

As of December 31, 1996 and 1995, the Company had assets on deposit with regulatory agencies of $5,884,253 and $6,486,794, respectively.

3. INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

The sources of investment income are as follows:

                                                 1996        1995        1994
                                              ----------- ----------- ----------
   Fixed maturities.........................  $44,629,921 $39,264,322 $1,597,939
   Mortgage loans on real estate............      110,037     233,974    235,138
   Real estate..............................       55,149
   Policy loans.............................    3,734,183   2,831,097  1,996,359
   Cash, cash equivalents and short-term in-
    vestments...............................    3,656,448   1,173,815    597,425
   Other investment income..................       37,135
                                              ----------- ----------- ----------
   Gross investment income..................   52,222,873  43,503,208  4,426,861
   Investment expenses......................    2,594,530   1,688,133    357,506
                                              ----------- ----------- ----------
   Investment income, net...................  $49,628,343 $41,815,075 $4,069,355
                                              =========== =========== ==========

Investment gains (losses) are summarized as follows:

                                                1996        1995        1994
                                             ----------- -----------  --------
   Fixed maturities......................... $15,467,124 $21,981,201  $(64,090)
   Other....................................     512,143      (1,295)        9
                                             ----------- -----------  --------
   Investment gains (losses), net........... $15,979,267 $21,979,906  $(64,081)
                                             =========== ===========  ========

Proceeds from the sales of bonds classified as available for sale during 1996, 1995 and 1994 were $275,008,306, $518,416,727 and $13,127,940 respectively.
During 1996, 1995 and 1994, respectively, gross gains of $19,109,340, $22,557,997 and $77,319, and gross losses of $3,878,497, $576,796, and
$141,409 were realized on those sales.

                      NEW ENGLAND LIFE INSURANCE COMPANY

Proceeds from the call of direct issue bonds classified as held to maturity during 1996, 1995 and 1994 were $5,290,796, $0, and $0, respectively. During 1996, 1995 and 1994, respectively, gross gains of $236,280, $0 and $0, and gross losses of $0, $0, and $0 were realized due to prepayment premiums received. There were no sales of fixed maturities classified as held to maturity.

The unrealized investment gains (losses), which are included in the consolidated balance sheets as a component of equity and the changes for the corresponding years are summarized as follows:

                                             1996          1995        1994
                                         ------------  ------------  ---------
   Year ended December 31
   Balance, beginning of year..........  $ 26,356,420  $   (669,631) $ 104,801
     Change in unrealized investment
      gains (losses)...................   (46,851,102)   58,946,561        --
     Effect of adopting SFAS No. 115...           --            --    (931,481)
     Change in unrealized investment
      gains (losses) attributable to:
       Deferred policy acquisition cost
        allowances.....................    12,210,988   (17,883,703)    98,294
       Deferred income tax (expense)
        benefit........................    12,011,067   (14,036,807)    58,755
                                         ------------  ------------  ---------
   Balance, end of year................  $  3,727,373  $ 26,356,420  $(669,631)
                                         ------------  ------------  ---------
   December 31
   Balance, end of year, comprises:
    Unrealized investment gains (loss-
     es) on:
     Fixed maturities..................   $11,524,866  $ 58,369,351  $(574,586)
     Other.............................        (4,327)        2,290       (334)
                                         ------------  ------------  ---------
                                           11,520,539    58,371,641   (574,920)
   Amounts of unrealized investment
    gains (loss)
    attributable to:
     Deferred policy acquisition cost
      allowances.......................    (5,755,640)  (17,966,628)   (82,925)
     Deferred income taxes.............    (2,037,526)  (14,048,593)   (11,786)
                                         ------------  ------------  ---------
   Balance, end of year................  $  3,727,373  $ 26,356,420  $(669,631)
                                         ============  ============  =========

Net unrealized investment gains at December 31, 1996, before deferred Federal income tax, reflects gross unrealized gains of $18,685,941 and gross unrealized losses of $7,174,708.

4. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

In the normal course of business, the Company assumes and cedes reinsurance with other insurance companies. The accompanying consolidated statements of earnings are presented net of reinsurance ceded.

The effect of reinsurance on premiums earned is as follows:

                                          1996          1995          1994
                                      ------------  ------------  -------------
   Direct premiums................... $  2,681,689  $  2,794,103  $     329,113
   Reinsurance assumed...............   67,482,752    69,329,831    402,121,966
   Reinsurance ceded.................  (32,754,401)  (33,558,199)  (196,351,429)
                                      ------------  ------------  -------------
   Net premiums earned............... $ 37,410,040  $ 38,565,735  $ 206,099,650
                                      ============  ============  =============

                      NEW ENGLAND LIFE INSURANCE COMPANY

Policyholder benefits in the accompanying consolidated statements of earnings are presented net of reinsurance recoveries of $23,961,773, $22,577,080 and $4,948,808 for the years ended December 31, 1996, 1995 and 1994, respectively. Premiums and other receivables in the accompanying consolidated balance sheets include reinsurance recoveries of $0.2 million and $0 million at December 31, 1996 and 1995, respectively.

A contingent liability exists with respect to reinsurance ceded should the reinsurers be unable to meet their obligations.

5. INCOME TAXES

Income tax expense for U.S. operations has been calculated in accordance with the provisions of the Internal Revenue Code, as amended.

NELICO and its eligible subsidiary file a consolidated U.S. income tax return and other subsidiaries file separate income tax returns as required. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. Deferred income taxes arise from the recognition of temporary differences between income determined for financial reporting purposes and income tax purposes.

A summary of income tax expense (benefit) in the consolidated statements of earnings is shown below:

                                            CURRENT     DEFERRED       TOTAL
                                          -----------  -----------  -----------
   1996
   Federal............................... $ 5,333,391  $(1,531,395) $ 3,801,996
   State and Local.......................                 (751,407)    (751,407)
                                          -----------  -----------  -----------
   Total................................. $ 5,333,391  $(2,282,802) $ 3,050,589
                                          ===========  ===========  ===========
   1995
   Federal............................... $ 5,503,644 $  6,354,610  $11,858,254
   State and Local.......................                  444,351      444,351
                                          -----------  -----------  -----------
   Total................................. $ 5,503,644  $ 6,798,961  $12,302,605
                                          ===========  ===========  ===========
   1994
   Federal............................... $(1,960,017) $ 5,557,870  $ 3,597,853
   State and Local.......................                  590,630      590,630
                                          -----------  -----------  -----------
   Total................................. $(1,960,017) $ 6,148,500  $ 4,188,483
                                          ===========  ===========  ===========

Reconciliations of the differences between income taxes computed at the federal statutory tax rates and consolidated provisions for income taxes are as follows:

                                            1996         1995         1994
                                        ------------  -----------  -----------
   Income before taxes................. $ 12,752,058  $33,068,222  $11,325,231
   Income tax rate.....................          35%          35%          35%
                                        ------------  -----------  -----------
   Expected income tax expense at
    federal statutory
    income tax rate....................    4,463,220   11,573,878    3,963,831
   Tax effect of:
     Change in valuation allowance.....  (13,948,000)    (413,000)    (402,850)
     NOL benefit write-off.............   13,012,000      --           --
     State and local income taxes......     (488,415)     288,828      383,910
     Tax credits.......................
     Other, net........................       11,784      852,899      243,592
                                        ------------  -----------  -----------
   Income Tax Expense (Benefit)........ $  3,050,589  $12,302,605  $ 4,188,483
                                        ============  ===========  ===========

                      NEW ENGLAND LIFE INSURANCE COMPANY

The deferred tax asset or liability recorded represents the net temporary differences between the tax bases of assets and liabilities and their amounts for financial reporting. The components of the net deferred tax asset or liability at December 31, 1996 and 1995 are as follows:

                                                      1996           1995
                                                  -------------  -------------
   Deferred tax assets:
     Policyholder liabilities.................... $  83,303,973  $  69,491,980
     Net operating loss carryforward.............    12,547,940     13,012,000
     Other.......................................    14,690,260      9,890,697
                                                  -------------  -------------
   Total gross assets............................   110,542,173     92,394,677
     Less valuation allowance....................                  (13,948,000)
                                                  -------------  -------------
   Asset, net of valuation allowance.............   110,542,173     78,446,677
                                                  -------------  -------------
   Deferred tax liabilities
     Investments.................................    (2,526,047)    (7,185,868)
     Deferred policy acquisition costs...........  (132,964,603)  (106,477,179)
     Net unrealized capital gains................    (2,037,526)   (14,048,593)
     Other.......................................   (12,477,078)    (5,716,682)
                                                  -------------  -------------
   Total gross liabilities.......................  (150,005,254)  (133,428,322)
                                                  -------------  -------------
   Net deferred tax liability.................... $ (39,463,081) $ (54,981,645)
                                                  =============  =============

The sources of the deferred tax expense (benefit) and their tax effects are as follows:

                                            1996         1995          1994
                                        ------------  -----------  ------------
   Policyholder liabilities............ $(17,818,264) $(4,109,738) $(25,551,114)
   Net operating loss carryforward.....      464,060
   Deferred policy acquisition costs...   21,827,603   13,877,584    32,756,212
   Other, net..........................   (6,756,201)  (2,968,885)   (1,056,598)
                                        ------------  -----------  ------------
   Total............................... $ (2,282,802) $ 6,798,961  $  6,148,500
                                        ============  ===========  ============

6. EMPLOYEE BENEFIT PLANS

The Home Office Retirement Plan and related Select Employees' Supplemental Retirement Plan (together the "Plan") cover substantially all of the Company's employees. Retirement benefits are based primarily on years of service and the employee's average salary. The Company's funding policy is to contribute annually an amount that can be deducted for federal income tax purposes using a different actuarial cost method and different assumptions from those used for financial reporting purposes. The net pension cost charged to income in 1996, 1995, and 1994 was $159,000, $150,000, and $145,000, respectively. These amounts are not representative of the net pension cost that can be expected to be charged to income in future years, because substantially all the Company's employees were employed by NEMLICO prior to the merger, and, correspondingly, substantially all net pension cost was incurred by NEMLICO. The amounts of net periodic pension cost disclosed below are more indicative of the net pension cost that will be incurred in future years.

                                           1996          1995          1994
                                       ------------  ------------  ------------
   Service cost......................  $  5,761,000  $  4,797,000  $  6,575,000
   Interest cost on projected benefit
    obligation.......................    12,489,000    11,012,000    10,590,000
   Actual return on assets...........   (15,468,000)  (21,221,000)    2,121,000
   Net amortization and deferrals....     6,009,000    13,059,000   (10,002,000)
                                       ------------  ------------  ------------
   Net periodic pension cost.........  $  8,791,000  $  7,647,000  $  9,284,000
                                       ============  ============  ============

The assumed long-term rate of return on assets used in determining the net periodic pension cost was 8.5 percent.

                      NEW ENGLAND LIFE INSURANCE COMPANY

The following information for the plan includes amounts relating to NEMLICO.

                                                         1996          1995
                                                     ------------  ------------
   Actuarial present value of accumulated plan ben-
    efits..........................................  $133,000,000  $119,000,000
                                                     ============  ============
   Projected benefit obligation....................   182,000,000   168,000,000
                                                     ============  ============
   Net assets available for plan benefits..........   130,992,000   116,000,000
                                                     ============  ============
   Unrecognized prior service cost.................       224,000     3,954,000
                                                     ============  ============
   Unrecognized net (loss) from past experience
    difference from that assumed...................   (37,327,000)  (47,300,000)
                                                     ============  ============
   Unamortized transition gains....................  $  4,015,000  $  5,185,000
                                                     ============  ============

The weighted average discount rate was 7.5%, 8.0% and 7.5% in 1996, 1995 and 1994, respectively. The rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit was 5.0% for 1996, 1995 and 1994. Plan assets consist of bonds, stocks, real estate, and insurance contracts and have an assumed long-term rate of return of 8.5% for 1996, 1995 and 1994.

 OTHER POSTRETIREMENT BENEFITS

In addition to pension benefits, the Company provides certain health care and life insurance benefits for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company.

The following sets forth the plan's fiscal year end funded status reconciled with amounts reported in the financial statements of MetLife. Subsequent to the merger, substantially all employees covered by the plan are employed by the Company. Accordingly, in future years these disclosures will reconcile to amounts reported on the Company's balance sheet and income statement.

                                                           1996        1995
                                                        ----------- -----------
   Accumulated postretirement benefit obligation:
     Retirees.......................................... $28,566,000 $31,696,000
     Fully eligible active plan participants...........   5,482,000   7,075,000
     All other actives.................................  11,098,000  14,200,000
                                                        ----------- -----------
   Total...............................................  45,146,000  52,971,000
   plus: unrecognized net gain.........................  19,997,000  12,654,000
                                                        ----------- -----------
   Accrued postretirement benefit liability............ $65,143,000 $65,625,000
                                                        =========== ===========

                                            1996         1995         1994
                                         -----------  -----------  ----------
   The components of net postretirement
    benefit cost were:
     Service cost......................  $   876,000  $   876,000  $1,070,000
     Interest cost.....................    3,183,000    3,768,000   3,926,000
     Amortization of gain..............   (1,155,000)  (1,043,000)   (922,000)
                                         -----------  -----------  ----------
   Net periodic postretirement benefit
    cost...............................  $ 2,904,000  $ 3,601,000  $4,074,000
                                         ===========  ===========  ==========

Net periodic postretirement benefit costs for the years ended December 31, 1996 and 1995, includes the cost of benefits earned by active employees, interest cost, gains and losses arising from differences between actuarial assumptions and actual experience, and amortization of the transition obligation. The discount rate used to determine the net periodic postretirement benefit cost was 7.25%, 8.5% and 8.0% for 1996, 1995 and 1994, respectively. The Company made contributions to the plan of $3,386,000 in 1996, $3,700,000 in 1995 and $3,579,000 in 1994, as claims were incurred.

                      NEW ENGLAND LIFE INSURANCE COMPANY

The discount rate used to determine the accumulated postretirement benefit obligation was 7.50% and 7.25% as of December 31, 1996 and 1995 respectively. The health care cost trend rate was 8.2% graded to 5.0% over 8 years for 1996, and 8.6% graded to 5.5% over 8 years for 1995. The health care cost trend rate assumption has a minimal impact on the amounts reported, since the Company has capped its contributions at 200% of 1993 levels.

7. LEASES

 LEASE EXPENSE

The Company has entered into various lease agreements for office space, data processing and other equipment. Future gross minimum rental payments under non-cancelable leases for 1997 and the succeeding four years are $10,942,951, $10,690,820, $10,919,215, $9,269,160 and $8,686,613, respectively, and
$51,208,079 thereafter. Minimum future sub-lease rental income on these noncancelable leases is $3,202,010, $3,336,379, $3,336,379, $3,336,379 and
$3,336,379 for 1997 and the succeeding four years, respectively, and $16,518,626 thereafter.

8. DEBT

In 1995, the Company borrowed $25,000,000 from a bank, bearing interest at a variable rate, equal to the greater of the bank's base rate or money market rates plus .6% per annum payable monthly, 5.7% at December 31, 1996 and 5.8% at December 31, 1995. The loan is collateralized by sales loads and surrender charges collected on a defined block of variable life insurance policies issued by the Company. Repayment is structured in a manner to result in repayment over a term of five years. The carrying value of the loan approximates its fair value.

Exeter privately placed $75,118,152 aggregate principal amount, subordinated notes payable (the "Notes"), on December 30, 1994 which are due December 30, 2004, with no interest payments for the first five years and semiannual interest payments thereafter. The Notes have been discounted to yield 8.45% for the first five years and pay interest at 8.845% thereafter. The Notes are expressly subordinated in right of payment to the insurance liabilities of Exeter. The Notes are not subject to redemption by Exeter or through the operation of a sinking fund prior to maturity. Proceeds of the issuance of the Notes, net of discount, amounted to $50,000,000. The issue costs of the Notes of $130,000 were deducted from Notes, net of discount, to arrive at net subordinated notes payable of $49,870,000. The issue cost will be amortized over the life of the Notes. The Notes are held by MetLife, and the carrying value of the loan approximates its fair value.

9. CONTINGENCIES

The Company has no contingent liabilities which might materially affect the financial position of the Company or the results of its operations. There are no pending legal proceedings which are beyond the ordinary course of business which could have a material financial effect.

10. OTHER OPERATING COSTS AND EXPENSES

Other operating costs and expenses consisted of the following:

                                           1996          1995          1994
                                       ------------  ------------  ------------
   Compensation costs................  $ 36,172,270  $ 23,629,621  $ 18,807,641
   Commissions.......................    51,616,356    37,476,445    37,220,361
   Debt expense......................     6,261,153     5,658,756       --
   Amortization of policy acquisition
    costs............................    29,390,090    32,664,723    23,130,743
   Capitalization of policy
    acquisition costs................   (98,016,252)  (65,850,148)  (63,779,884)
   Rent expense, net of sub-lease
    income of
    $119,272, $0 and $0..............     3,060,243     1,609,487     1,288,197
   Other.............................   122,559,161    75,701,177    67,058,781
                                       ------------  ------------  ------------
   Total.............................  $151,043,021  $110,890,061  $ 83,725,839
                                       ============  ============  ============

                      NEW ENGLAND LIFE INSURANCE COMPANY

11. FAIR VALUE INFORMATION

The estimated fair value amounts of financial instruments presented below have been determined by the Company using market information available as of December 31, 1996 and 1995 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data to develop the estimates of fair value for financial instruments for which there are no available market value quotations.

The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                                        CARRYING    ESTIMATED
DECEMBER 31, 1996:                                       VALUE      FAIR VALUE
------------------                                    ------------ ------------
Assets
  Fixed Maturities................................... $553,950,961 $554,795,228
  Policy loans.......................................   76,262,779   76,262,779
  Short-term investments.............................  156,559,460  156,559,460
  Cash and cash equivalents..........................   49,147,342   49,147,342
  Separate Account Assets............................  192,632,348  192,632,348
Liabilities
  Policyholder account balances......................    6,269,574    6,031,664
  Other policyholder funds...........................    2,071,162    2,071,162
  Short and long-term debt...........................   84,056,337   84,056,337
  Separate Account Balances..........................  208,269,567  192,632,348
                                                        CARRYING    ESTIMATED
DECEMBER 31, 1995:                                       VALUE      FAIR VALUE
------------------                                    ------------ ------------
Assets
  Fixed Maturities................................... $612,385,484 $612,711,339
  Mortgage loans.....................................    2,210,153    2,210,153
  Policy loans.......................................   58,210,498   58,210,498
  Short-term investments.............................   20,828,254   20,828,254
  Cash and cash equivalents..........................   35,129,015   35,129,015
  Separate Account Assets............................   39,701,263   39,701,263
Liabilities
  Policyholder account balances......................    2,582,913    2,382,538
  Other policyholder funds...........................    2,353,586    2,353,586
  Short and long-term debt...........................   79,347,546   79,347,546
  Separate Account Balances..........................   42,297,885   39,701,263

For bonds that are publicly traded, estimated fair value was obtained from an independent market pricing service. Publicly traded bonds represented approximately 96 percent of the carrying value and estimated fair value of the total bonds as of December 31, 1996 and 71 percent of the carrying value and estimated fair value of the total bonds as of December 31, 1995. For all other bonds, estimated fair value was determined by management, based primarily on interest rates, maturity, credit quality and average life. Estimated fair values of mortgage loans were generally based on discounted projected cash flows using interest rates offered for loans to borrowers with comparable credit ratings and for the same maturities. Estimated fair values of policy loans were based on discounted projected cash flows using U.S. Treasury rates to approximate interest rates and Company experience to project patterns of loan accrual and repayment. For cash and cash equivalents and short-term investments, the carrying amount is a reasonable estimate of fair value.

                      NEW ENGLAND LIFE INSURANCE COMPANY

The fair values for policyholder account balances are estimated using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Other policyholder funds include liabilities without defined durations such as policy proceeds and dividends left with the Company. The estimated fair value of such liabilities, which generally are of short duration or have periodic adjustments of interest rates, approximates their carrying value.

The estimated fair value of short and long-term debt was determined using rates currently available to the Company for debt with similar terms and remaining maturities.

12. STATUTORY FINANCIAL INFORMATION

The Interpretation and Standard required life insurance companies to adopt all standards promulgated by the FASB in their general purpose financial statements. The effect of all adjustments of initially applying the Interpretation and Standard has been presented as an adjustment to the 1994 opening balance of equity. The components of such adjustments are as follows:

   JANUARY 1, 1994:
   NELICO Historical.............................................. $ 94,378,654
   Other Subsidiaries Combined Historical.........................   13,965,944
                                                                   ------------
                                                                    108,344,598
   Adjustments to GAAP for life insurance companies:
     Future policy benefits and policyholder account balances.....  (92,581,713)
     Deferred policy acquisition costs............................  197,723,446
     Deferred federal income taxes................................  (28,204,895)
     Valuation of investments.....................................      116,100
     Statutory investment valuation reserves......................      206,448
     Statutory interest maintenance reserve.......................       75,672
     Other, net...................................................   (1,901,741)
                                                                   ------------
   Equity......................................................... $183,777,915
                                                                   ============

The following reconciles statutory net income and statutory surplus and reflects the corporate reorganization described in Note 1 determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities with net earnings and equity on a GAAP basis.

                                             YEARS ENDED DECEMBER 31,
                                       ---------------------------------------
                                           1996         1995          1994
                                       ------------  -----------  ------------
   Statutory net income (loss)........ $(46,020,586) $   374,833  $(56,208,918)
   Adjustments to GAAP for life
    insurance companies:
     Future policy benefits and
      policyholders account balances..  (41,173,515)  (9,616,060)  (51,901,361)
     Deferred policy acquisition
      costs...........................   68,626,162   45,823,425   128,219,002
     Deferred Federal Income taxes....    2,282,802   (6,798,961)   (6,148,500)
     Statutory interest maintenance
      reserve.........................      231,011         (744)         (221)
     Other, net.......................   25,755,595   (9,016,876)   (6,823,254)
                                       ------------  -----------  ------------
   Net GAAP Earnings.................. $  9,701,469  $20,765,617  $  7,136,748
                                       ============  ===========  ============

                      NEW ENGLAND LIFE INSURANCE COMPANY

                                           YEARS ENDED DECEMBER 31,
                                   -------------------------------------------
                                       1996           1995           1994
                                   -------------  -------------  -------------
   Statutory surplus.............. $ 355,853,248  $ 203,373,628  $ 142,727,150
   Adjustments to GAAP for life
    insurance companies:
     Future policy benefits and
      policyholders account
      balances....................  (195,272,649)  (154,099,134)  (144,483,074)
     Deferred policy acquisition
      costs.......................   434,636,395    353,809,245    325,859,523
     Deferred Federal Income tax-
      es..........................   (40,185,081)   (55,200,949)   (34,365,181)
     Valuation of investments.....    11,502,988     58,062,684        114,109
     Statutory interest mainte-
      nance reserve...............       305,720         74,707         75,451
     Statutory investment valua-
      tion reserves...............     3,334,658        372,954        137,202
     Surplus notes................   (58,910,797)   (54,210,173)   (49,870,000)
     Receivables from reinsurance
      transactions................    26,029,575       --             --
     Other, net...................    13,127,635      2,320,160      2,973,051
                                   -------------  -------------  -------------
   GAAP Equity.................... $ 550,421,692  $ 354,503,122  $ 243,168,231
                                   =============  =============  =============

13. RELATED PARTY TRANSACTIONS

Prior to the merger NELICO operated under a service agreement with its parent NEMLICO to receive all executive, legal, clerical and other personnel services. Subsequent to the merger, the Company has entered into a Service Agreement to provide all administrative, accounting, legal and similar services to MetLife for certain Administered Contracts, which are life insurance and annuity contracts issued by NEMLICO prior to the merger of NEMLICO and MetLife and those policies and contracts defined in the Service Agreement as Transition Policies which were sold by the Company's field force post-merger.

The Company charged MetLife $88,043,274 including accruals for administrative services on NEMLICO administered contracts for the period of September 1, 1996 through December 31, 1996. Prior to the merger, the Company paid $62,643,521 to NEMLICO for administrative services on variable-life and variable-annuity contracts for the period of January 1, 1996 through August 31, 1996. In 1995, the Company paid $50,875,006 to NEMLICO for administrative services. These services were charged based upon direct costs incurred. Service fees are recorded by NELICO as a reduction in operating expenses.

In 1996, MetLife made a non-cash capital contribution to the Company of common stock of affiliated companies consisting of Exeter, NEPA, NES, Newbury, Omega Reinsurance Corp., TNE Advisers Inc., and TNE Information Services Inc. with a total estimated statutory fair value of $29,557,626. MetLife also made non-cash capital contributions of home-office properties of $10,301,481, socially-responsible investments with a book value of $11,916,278, furniture, equipment and leasehold improvements of $27,816,216 and a cash contribution of $128,412,170. Prior to the merger, NEMLICO made a cash contribution to NELICO of $20,000,000.

In 1995, NEMLICO made a non-cash capital contribution to NELICO of publicly-traded debt securities and private-placement obligations with an estimated fair value of $54,028,223. NELICO received cash contributions from NEMLICO of $8,215,000 and $11,648,000 in 1995 and 1994, respectively.

The Company entered into a lease agreement with MetLife on August 30, 1996 for the home-office building which it occupies on 501 Boylston Street in Boston, Massachusetts. The Company paid $780,160 for lease payments to MetLife for 1996.

Commissions earned by NES from sales of New England Funds (NEF) shares, a subsidiary of MetLife, amounted to $14,791,000 in 1996. Included in accrued income at December 31, 1996, were amounts receivable for assets-based

                      NEW ENGLAND LIFE INSURANCE COMPANY
commissions from NEF totaling $226,000. In 1996, NES earned asset based income of $7,605,000 on average assets of approximately $3.5 billion under management with NEF.

Exeter has a privately-placed subordinated notes payable to MetLife for $58,910,797 at December 31, 1996 and $54,210,173 at December 31, 1995.

On June 21, 1996, NEMLICO purchased a mortgage from NELICO for $2,216,703 which included principal of $2,203,774, and interest of $12,929.

Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Massachusetts Commissioner of Insurance if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10% of NELICO's statutory surplus as regards policyholders as of the previous December 31, or (2) NELICO's statutory net gain from operations for the 12 month period ending the previous December 31.

Of the statutory profits earned by NELICO on participating policies and contracts, the portion which shall inure to the benefit of NELICO's stockholder shall not exceed the larger of (1) 10% of such statutory profits, or (2) fifty cents per year per thousand dollars of participating life insurance other than group term insurance in force at the end of the year.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of New England Variable Life Insurance Company:

We have audited the statutory balance sheet of New England Variable Life Insurance Company (a wholly-owned subsidiary of New England Mutual Life Insurance Company) as of December 31, 1995, and the related statutory statements of operations, surplus, and cash flows for each of the two years in the period ended December 31, 1995. These statutory financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the aforementioned financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware
(SAP), which practices after 1996 (upon issuance of 1996 financial statements) differ from generally accepted accounting principles (GAAP).

In our report dated March 8, 1996, we expressed our opinion that the 1995 and 1994 financial statements, prepared using SAP, presented fairly, in all material respects the financial position of New England Variable Life Insurance Company as of December 31, 1995, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1995 in conformity with GAAP. As described in Note 1 to the financial statements, financial statements of wholly-owned subsidiaries of mutual life insurance enterprises prepared in accordance with SAP are no longer considered to be presented in conformity with GAAP. Accordingly, our present opinion on the 1995 and 1994 financial statements is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the two preceding paragraphs, the financial statements referred to above (and not included herein) do not present fairly, in conformity with GAAP, the financial position of New England Variable Life Insurance Company as of December 31, 1995, or the results of its operations or its cash flows for each of the two years in the period ended December 31, 1995.

In our opinion, the statutory financial statements referred to above (and not included herein) present fairly, in all material respects, the financial condition of New England Variable Life Insurance Company as of December 31, 1995, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1995, on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
March 6, 1996, except for the
information in the penultimate
paragraph under "Basis of
Presentation and Principles of
Consolidation" of Note 1, for which
the date is February 18, 1997

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of New England Pension and Annuity Company:

We have audited the statutory balance sheet of New England Pension and Annuity Company (a wholly-owned subsidiary of New England Mutual Life Insurance Company) as of December 31, 1995, and the related statutory statements of operations and surplus, and cash flows for each of the two years in the period ended December 31, 1995. These statutory financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the aforementioned financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware
(SAP), which practices after 1996 (upon issuance of 1996 financial statements) differ from generally accepted accounting principles (GAAP).

In our report dated March 8, 1996, we expressed our opinion that the 1995 and 1994 financial statements, prepared using SAP, presented fairly, in all material respects the financial position of New England Pension and Annuity Company as of December 31, 1995, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1995 in conformity with GAAP. As described in Note 1 to the financial statements, financial statements of wholly-owned subsidiaries of mutual life insurance enterprises prepared in accordance with SAP are no longer considered to be presented in conformity with GAAP. Accordingly, our present opinion on the 1995 and 1994 financial statements is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the two preceding paragraphs, the financial statements referred to above (and not included herein) do not present fairly, in conformity with GAAP, the financial position of New England Pension and Annuity Company as of December 31, 1995, or the results of its operations or its cash flows for each of the two years in the period ended December 31, 1995.

In our opinion, the statutory financial statements referred to above (and not included herein) present fairly, in all material respects, the financial condition of New England Pension and Annuity Company as of December 31, 1995, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1995, on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
March 6, 1996, except for the
information in the penultimate
paragraph under "Basis of Presentation
and Principles of Consolidation" of
Note 1, for which the date is February
18, 1997

April 23, 1996

                         INDEPENDENT AUDITORS' REPORT

To The Board of Directors and Shareholder of
Exeter Reassurance Company, Ltd.

We have audited the statutory balance sheet of Exeter Reassurance Company, Ltd. (a wholly-owned subsidiary of New England Mutual Life Insurance Company) as of December 31, 1995 and the related statutory statements of operations and surplus, and cash flows for the year then ended. These statutory financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statutory financial statements have been prepared in conformity with The Insurance Act 1978, amendments thereto and related regulations and are not intended to be presented in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above (and not included herein) do not present fairly in conformity with U.S. GAAP, the financial position of Exeter Reassurance Company, Ltd. as of December 31, 1995, or the results of its operations or its cash flows for the year then ended. In our opinion, the statutory financial statements referred to above (and not included herein) present fairly, in all material respects, the financial condition of Exeter Reassurance Company, Ltd. as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with the Insurance Act 1978, amendments thereto and related regulations.

COOPERS & LYBRAND

CHARTERED ACCOUNTANTS

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of New England Securities Corporation:

We have audited the consolidated statement of financial condition of New England Securities Corporation as of December 31, 1995, and the related consolidated statements of operations, shareholder's equity, and cash flows for the year then ended. These financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above (and not included herein) present fairly, in all material respects, the consolidated financial position of New England Securities Corporation as of December 31, 1995, and the consolidated results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 9, 1996

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Directors of TNE Advisers, Inc.:

We have audited the balance sheet of TNE Advisers, Inc. as of December 31, 1995, and the related statements of operations, changes in shareholder's equity (deficit), and cash flows for the year ended December 31, 1995, and for the period August 26, 1994 (commencement of operations) through December 31, 1994. These financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above (and not included herein) present fairly, in all material respects, the financial position of TNE Advisers, Inc. as of December 31, 1995, and the results of its operations and its cash flows for the year ended December 31, 1995, and for the period August 26, 1994 (commencement of operations) through December 31, 1994, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 29, 1996

March 14, 1996

                         INDEPENDENT AUDITORS' REPORT

To The Shareholders of
Newbury Insurance Company, Limited

We have audited the accompanying balance sheets of Newbury Insurance Company, Limited as of December 31, 1995, and the related statements of earnings and retained earnings and cash flows for each of the two years in the period ended December 31, 1995 (not presented separately herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

Except as discussed in the following paragraph, we conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The provision for losses incurred but not reported is calculated in the manner described in note 3(b). We have not reviewed the underlying information used in the calculation of the provision and therefore we have been unable to determine whether the provisions for the years ended December 31, 1995 and 1994 are adequate, deficient or excessive.

In our opinion, except for the effects of such adjustments, if any, that might have been determined to be necessary had we been able to assess fully the matter described in the preceding paragraph, the financial statements referred to above (and not included herein) present fairly, in all material respects, the financial position of Newbury Insurance Company, Limited as of December 31, 1995, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1995 and 1994, in conformity with accounting principles generally accepted in the United States of America.

COOPERS & LYBRAND

CHARTERED ACCOUNTANTS

This registration statement incorporates by reference the prospectuses dated May 1, 1996, May 1, 1995 and May 1, 1994 for the policies, each as filed in Post-Effective Amendment No. 13 to the Registration Statement on Form S-6 (File No. 33-19540).

                                     Part II


                              RULE 484 UNDERTAKING

     Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such pers ons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered. NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                 REPRESENTATIONS

     New England Life Insurance Company hereby represents that the fees and charges deducted under the variable ordinary life insurance policies described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by New England Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

     The facing sheet.

     A reconciliation and tie-in of the information shown in the prospectus with the items of Form N-8B-2.***

     The prospectus consisting of 213 pages.

     The undertaking to file reports.***


     The undertaking pursuant to Rule 484(b) under the Securities Act of 1933.

     The signatures.

     Written consents of the following persons:

          H. James Wilson, Esq. (see Exhibit 3(i) below)
          Rodney J. Chandler, F.S.A., M.A.A.A.
                (see Exhibit 3(ii) below)
          Sutherland, Asbill & Brennan, L.L.P.
                (see Exhibit 6 below)
          Independent Auditors (see Exhibit 11 below)

     The following exhibits:

     1.A.      (1)         January 31, 1983 resolution of the Board of
                            Directors of NEVLICO**
               (2)         None
               (3)  (a)    Distribution Agreement between NEVLICO and
                            NELESCO*
                    (b)(i) Form of contract between NEVLICO and its
                            General Agents++
                      (ii) Form of contract between NEVLICO and its
                           Agents++
                    (c)    Commission Schedule for Variable Life
                            Policies***
                    (d)    Form of Contract among NES, TNE, NEVLICO and
                            other broker-dealers+
               (4)         None
               (5)  (a)    Specimen Policy, including Application and
                            Riders***
                    (b)    Contestability Endorsement@

                    (c)    Fixed Account Endorsement@@
                    (d)    New York Endorsements@@
                    (e)    Substitution of Insured Rider+++

                    (f)    Acceleration of Benefits Rider#####

               (6)  (a)    Amended and restated Articles of
                            Incorporation and amended and restated By-
                            Laws of NELICO####
               (7)         None

               (8)         None
               (9)         None
              (10)         Form of Application*****
     2.                    See Exhibit 1.A.(5)(a)
     3.        (i)         Opinion and Consent of H. James Wilson, Esq.#
              (ii)         Opinion and Consent of Rodney J. Chandler,
                            F.S.A., M.A.A.A.
     4.                    None
     5.                    Inapplicable
     6.                    Consent of Sutherland, Asbill & Brennan,
                            L.L.P.

     7.                    Powers of Attorney####
     8.                    Notice of Withdrawal Right for Policies****
     9.                    Inapplicable

    10.                    Inapplicable
    11.                    Consents of Independent Auditors
    12.                    Schedule for computation of performance
                            quotations@
    13.                    Consolidated memorandum describing certain
                            procedures, filed pursuant to Rule
                            6e-2(b)(12)(ii) and
                            Rule 6e-3(T)(b)(12)(iii)##

    14.        (i)         Participation Agreement among
                            Variable Insurance Products Fund, Fidelity
                            Distributors Corporation and New England
                            Variable Life Insurance Company++++

              (ii)         Amendment No. 1 to Participation Agreement
                            among Variable Insurance Products Fund,
                            Fidelity Distributors Corporation and New
                            England Variable Life Insurance Company###

             (iii)         Participation Agreement among Variable
                            Insurance Products Fund II, Fidelity
                            Distributors Corporation and New England
                            Variable Life Insurance Company###

    27.                    Financial Data Schedule

-----------

      * Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 2-82838, filed July 28, 1983.

     ** Incorporated by reference to the Variable Account's Form S-6 Registration Statement, File No. 2-82838, filed April 4, 1983.

    *** Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 33-19540, filed January 8, 1988.

   **** Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 33-19540, filed May 13, 1988.

   ***** Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Variable Account's Form S-6 Registration Statement, File No. 33-19540, filed June 3, 1988.

     @ Incorporated herein by reference to Post-Effective Amendment No. 2 to the Variable Account's Form S-6 Registration Statement, File No. 33-19540, filed April 28, 1989.

     @@ Incorporated herein by reference to Post-Effective Amendment No. 3 to the Variable Account's Form S-6 Registration Statement, File No. 33-19540, filed March 2, 1990.



     + Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed September 16, 1992.

     ++ Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed January 12, 1993.

     +++ Incorporated herein by reference to Post-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed February 23, 1993.

     ++++ Incorporated herein by reference to the Variable Account's Form S-6
          Registration Statement, File No. 33-64170, filed June 9, 1993.



     # Incorporated herein by reference to Post-Effective Amendment No. 11 to the Variable Account's Form S-6 Registration Statement, File No. 33-19540, filed April 29, 1994.

     ## Incorporated herein by reference to Post-Effective Amendment No. 6 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 28, 1995.

     ### Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed June 22, 1995.




    #### Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed February 13, 1997.

     #####Incorporated herein by reference to Post-Effective Amendment No. 8 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 30, 1997.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant, New England Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 29th day of April, 1997.

                                          New England Variable Life Separate
                                            Account
                                              (Registrant)

                                          By:  New England Life Insurance
                                               Company
                                                   (Depositor)


                                          By:  /s/ Chester R. Frost
                                               --------------------------
                                                  Chester R. Frost
                                                  Senior Vice President and
                                                  Treasurer
Attest:


/s/Marie C. Swift
---------------------
  Marie C. Swift

     Pursuant to the requirements of the Securities Act of 1933, New England Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 29th day of April, 1997.


                                            New England Life Insurance Company
(Seal)


Attest: /s/ Marie C. Swift                  By: /s/ Chester R. Frost
        -------------------                     --------------------------
           Marie C. Swift                       Chester R. Frost
                                                Senior Vice President and
                                                Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 29, 1997.


       *                                 Chairman, President and
----------------------                   Chief Executive Officer
Robert A. Shafto

       *
----------------------                          Director
Susan C. Crampton

       *                                 Senior Vice President and
----------------------                         Treasurer,
Chester R. Frost                         Chief Accounting Officer

       *
----------------------                          Director
Edward A. Fox

       *
----------------------                          Director
George J. Goodman

       *
----------------------                          Director
Paul E. Gray

       *
----------------------                          Director
Evelyn E. Handler

       *
----------------------                          Director
Philip K. Howard

       *
----------------------                          Director
Harry P. Kamen

       *
----------------------                          Director
Terence Lennon

       *
----------------------                          Director
Bernard A. Leventhal

       *
----------------------                          Director
Thomas J. May

       *
----------------------                          Director
Stewart G. Nagler

       *
----------------------              Execututive Vice President and
Robert E. Schneider                    Chief Financial Officer

       *
----------------------                          Director
Rand N. Stowell

       *
-----------------------                         Director
Alexander B. Trowbridge


                                      By: /s/ Anne M. Goggin
                                          ----------------------
                                           Anne M. Goggin, Esq.
                                             Attorney-in-fact


* Executed by Anne M. Goggin, Esquire on behalf of those indicated pursuant to powers of attorney filed with the Variable Account's Form S-6 Registration Statement, File No.
     333-21767, on February 13, 1997.

                                 EXHIBIT LIST




                                                        Sequentially
Exhibit Number           Title                          Numbered Page*
--------------           -----                          --------------


      3. (ii)     Opinion and Consent of Rodney J.
                  Chandler, F.S.A., M.A.A.A.

      6.          Consent of Sutherland, Asbill
                  & Brennan, L.L.P.

     11.          Consents of Independent Auditors

     27.          Financial Data Schedule



________________

*  Page numbers inserted on manually-signed copy only.